GRAPHIC

Travelers Series Fund Inc.
Smith Barney International
Equity Portfolio

Smith Barney Pacific
Basin Portfolio

GT Global Strategic
Income Portfolio

------------------------------
ANNUAL REPORT
------------------------------
October 31, 1998

LOGO Smith Barney Mutual Funds
     Investing for your future.

     Every day.(R)

Travelers Series
Fund Inc.

                                                            PHOTO

                                                            HEATH B.
                                                            MCLENDON

                                                            Chairman

Dear Shareholder:

We are pleased to provide the annual report for the Travelers Series Fund Inc. -- Smith Barney International Equity, Smith Barney Pacific Basin and GT Global Strategic Income Portfolios ("Portfolios") for the year ended October 31, 1998. For your convenience, we have summarized the period's prevailing economic and market conditions and outlined each Portfolio's investment strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow.

Portfolio Highlights

Smith Barney International Equity Portfolio

For the year ended October 31, 1998, the Smith Barney International Equity Portfolio provided a negative total return of 4.76%. The Portfolio's total return compares unfavorably to its Lipper Inc. fund peer group average of 3.93% over the same period. (Lipper is an independent firm that tracks fund performance.)

Significant financial forces buffeted global stock markets during 1998. The first half of the year was characterized by positive returns from the developed markets while emerging market performance lagged. The global financial crisis of late summer engulfed all stock markets, eroding virtually all gains for the early portion of the year and driving emerging market returns into sharply negative territory.

The International Equity Portfolio's performance lagged its MSCI-EAFE benchmark for the year ended October 31, 1998 due to the extreme investor aversion to risk in the final quarter of the fiscal year. The investment team's all-capitalization approach incorporating a modicum of emerging stock market exposure underperformed the large capitalization index as investors reallocated assets to more freely traded, large stocks.

The early months of the year were characterized by strong performance from Europe's stock markets. The backdrop of corporate restructuring and

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Travelers Series Fund Inc.                                                     1
accelerating economies provided good operating earnings leverage. Those European stock markets benefited from a liquidity surge into Europe, as globally mobile capital withdrew from Asia and emerging markets at the same time that European individual and institutional investors increased stock market commitments.

Asian markets underperformed European markets in the first half of the year as expectations of macroeconomic growth for 1998 and 1999 declined. The pronounced weakness of the Japanese yen cast a pall over the other Asian markets and raised further fears of currency weakness. Civil unrest and financial pressure ultimately led to the ouster of Indonesia's long-reigning President.

Global markets suffered significant declines during August as a most unusual combination of financial circumstances drove investors to cash and bond equivalents and out of stocks. Several of the major negative influences on the markets included:

     o The Russian financial debacle, which resulted in a setback of virtually every emerging market as well as multi-billion dollar losses for financial institutions.

     o The decline of the Japanese economy into recession combined with the inability of the political apparatus to effect meaningful reform of the malfunctioning financial system.

     o The appearance of free-market distorting actions by governments, such as currency controls in Malaysia.

     o Continued weak commodity prices, raising the specter of global deflation.

     o Growing evidence of illiquidity in financial markets and within major financial institutions.

Investors grappled with the short-term impact of these and tried to assess if the global economy was decelerating (implying slowing economic growth and potential profit downgrades) or in recession (implying far greater earnings declines.)

Markets bottomed in mid-October as investor psychology turned from despair to a positive view once the Federal Reserve cut short-term interest rates twice in the U.S. and a number of other central banks also reduced interest rates to restore liquidity and confidence to the global financial system. Another positive influence during October was the resumption of merger and acquisition activity, a sign that the managers of many companies viewed the declining values since mid-Summer of acquisition targets as a real opportunity, and a slow rebuild of corporate financing activities from a virtual standstill in the preceding two months.

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2                                             1998 Annual Report to Shareholders

The pronounced strength of the Japanese yen (which moved from Y136 per dollar at September end to Y116 per dollar at October end) in conjunction with easing global interest rates ignited a sharp rally in the Asian stock markets, especially those with currencies closely allied with the dollar historically. The Japanese stock market also rebounded off its lows as the Japanese government approved a significant infusion of capital into the troubled Japanese banking sector. The Japanese government also moved ahead with a variety of fiscal stimuli to revive the contracting economy.

While European markets also rebounded sharply off their October low levels, recent political changes in Germany and Italy combined with decelerating growth expectations have made the Portfolio's managers modestly less enthused about Europe. Over the final quarter of the fiscal year, the investment team took profits in selected European stocks and used the proceeds to modestly increase their Asian exposures.

During the variable conditions of the past twelve months, the international stock markets proved resilient to numerous adverse economic and political developments. During the past year, the Portfolio's investment team adjusted their stock positions as industry and company trends warranted. Their common aim has been to have the International Equity Portfolio positioned in the highest quality growth stocks of the international marketplace, consistent with prudent diversification to control risk.

Smith Barney Pacific Basin Portfolio

For the year ended October 31, 1998, the Smith Barney Pacific Basin Portfolio generated a negative total return of 14.09%. The Portfolio's Lipper Inc. fund peer group average posted a negative 19.95% return over the same period. (Lipper is an independent firm that tracks fund performance.)

Events and market conditions in Asia have been changing very rapidly, and, as a result, the investment team has addressed their commentary in this shareholder report primarily to developments over the last six months. During this period, Asia was rocked by an avalanche of bad news including political turmoil in Indonesia, huge non-performing loans in Thailand, labor unrest in Korea and nuclear bomb detonations in India. In August, this negative trend worsened as Russian stocks and bonds collapsed, global bond yields widened and investors everywhere sought out safety of U.S. Treasurys. Asian markets hit rock bottom in August and in a desperate effort to stem further losses, the Malaysian government introduced capital controls, while the Hong Kong government intervened in the stock market.

In September and October, investor sentiment improved dramatically, as the U.S. began to cut interest rates and Japan announced an historic reform and spending

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Travelers Series Fund Inc.                                                     3
package leading to a 25% increase in the value of the yen vis-a-vis the dollar. In this environment, Asian currencies stabilized, current accounts moved into surplus and interest rates started to come down. The result was a strong rally in share prices over the last two months and a sense that much of the region is on the road to economic recovery sooner than expected.

Asia (except-Japan)

Of the many eye-opening events that occurred in Asia ex-Japan, three really stand out. First, in Indonesia, the world's third-most populous country, widespread rioting caused much of the ethnic Chinese and foreign community to flee the country and speedily led to the resignation of President Suharto. The new Habibe regime has garnered some popular support and the IMF is repositioning to help the country, but currently the Indonesian economy has come to a standstill. The Portfolio's managers expect GDP to contract by 10% to 15% in 1998. Given the risks that remain, they are zero weighted in Indonesia.

Second, global investors were shocked by the Hong Kong government's sudden purchase of over $15 billion in blue chip stocks and Hang Seng Index futures. The government decided to use Hong Kong's sizable surplus directly to discourage hedge fund manipulation of the stock market and relieve pressure on the Hong Kong dollar peg to the U.S. dollar.

Investors were at first very negative about this action and felt it undermined Hong Kong's "free market" status. However, as share prices stabilized and moved higher, and the government emphasized the long-term nature of its efforts, investors became more comfortable. The investment has increased their holdings in Hong Kong over the last few months, and have become more bullish on the prospects for recovery in Hong Kong.

Third, Malaysia introduced capital controls, effectively putting a concrete wall around the country's capital markets. Locals can no longer send money out of the country while foreigners have to wait 12 months before repatriating capital, and then they can do so only under strict limitations. Unlike Hong Kong, Malaysia's actions were a case of desperate times calling for desperate measures. The Malaysian ringgit had devalued by over 50% while share prices had fallen by 80% over the previous 18 months. The government hoped that its actions would lead to a temporary respite from global funds flow pressures, allowing the country to regroup and restart its economic engine. However, as a consequence of these developments, Malaysia has been removed from many important benchmark indices, including the MSCI EAFE index and all MSCI free indices. The Portfolio's managers remain zero weighted in Malaysia.

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4                                        1998 Annual Report to Shareholders

Japan

Japan also had its share of significant events during the period under review. Most importantly, after many false starts the government announced a record package, totaling about 60 trillion yen or 12% of GDP, aimed at stimulating growth and helping the country's faltering banks. The measures were delayed by bickering between the majority and opposition parties over terms and requirements for the package, leading to some confusion as well as higher stock price volatility. Moreover, figures released during past months indicated the recession in Japan is worse than originally expected, while the size of the bad loan problem may be as large as one trillion dollars. Nevertheless,when the plan was finalized in October, the yen appreciated by nearly 20% against the dollar, a strong vote of confidence that confounded most currency forecasters. The managers steadily increased their weighting in Japanese stocks as the spending and reform package became more concrete and Japanese shares now comprise over half of the Portfolio.

The Portfolio's managers believe October marked a turning point for Asian stock markets and that a variety of positive factors make Asia a compelling place to invest going forward. Below they have highlighted some of these positive factors:

  o Lower interest rates in the U.S. and Europe.

  o Asian currencies appreciating, interest rates down sharply.

  o Asian economies set to bottom by second quarter 1999.

  o Local investors are buying stocks again.

  o The "three lows" are back. In the 1980s when Asia was thriving, economists pointed to the "three lows" as a significant boost to the region: low oil prices, low international interest rates and the low dollar vis-a-vis the yen. The same beneficial conditions are in place today.

  o China is growing and should not devalue its currency.

  o Global funds are underweighted in Asia.

  o Negative sentiment on Japan could be a contra-indicator.

Earlier in the year as most Asian economies were struggling, the portfolio managers maintained a defensive posture in the Portfolio, with a heavy weighting in utilities and export-oriented companies set to prosper from currency devaluation. However, as the economic outlook for much of the region began to improve, with interest rates falling and currencies appreciating, the portfolio managers switched into many of the classic blue-chips in the region that they felt would benefit from domestic stimulation measures. Going forward, the Portfolio's investment team believes the outlook for Asian share price appreciation is bright over the next year.

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Travelers Series Fund Inc.                                                     5

GT Global Strategic Income Portfolio

The investment objectives of the GT Global Strategic Income Portfolio are primarily to seek high current income and secondarily to seek capital appreciation. For the period ended October 31, 1998, the Portfolio returned a negative 2.50% and underperformed its Lipper Inc. peer group average of 3.59% over the same period. (Lipper is an independent firm that tracks fund performance.)

The Asian flu has taken on a new meaning in financial markets in the last twelve months. Once dismissed by the developed nations as a financial crisis isolated to Asia with minor implications for the developed economies is now "the gravest global crisis the world has faced in the post war period, "quoted U.S. Treasury Secretary Robert Rubin recently.

Like the jet stream that circles the globe, occasionally touching down with tornadoes, the global emerging markets tornado reached Japan. Already beset with its self-induced economic problems, the depression in Asian economies pushed Japan over the edge and into recession. The loss of a third of its export markets plus policy missteps have resulted in four negative quarters of growth and the Japanese Nikkei trading below 15,000. Banks' already poor capital reserve ratios declined along with equity prices further exacerbating the credit crunch in Japan. Investors fled Japan, and as a result the Japanese yen fell to four-year lows in the summer.

The yen's decline roiled emerging markets as investors grew concerned with competitive devaluation scenarios. The greatest concerns related to China and the contagion impact if it devalued the reminibi. With the increasing uncertainty, credit risk premiums expanded. The jet stream next touched down in Russia.

Russian interest rates, in response to the growing crisis, were raised to unsustainable double-digit levels in an effort to support the ruble. The collapsing commodity based economy could ill afford these levels of interest rates, and government tax revenues shrank. The crisis exploded with Russia's devaluation and default of ruble denominated debt, and spread premiums expanded dramatically.

Investors responded with their feet by fleeing any investments that were deemed risky for the safety of government bonds, principally U.S. governments. Contributing to this were the liquidation of several large hedge funds caught by the expansion of spread premiums and emerging market losses. Liquidity in risky assets disappeared. Led by the U.S. government bond market, developed market long term bond yields set new historic lows.

Since August of 1997, the managers have been curtailing risk exposure by lowering the Portfolio's allocation to emerging market debt. From the peak of

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6                                             1998 Annual Report to Shareholders

50%, the emerging exposure has been reduced to 20%, an all-time low. To offset the risk of the remaining allocation, they extended duration in developed market bonds. Additionally, the managers increased the Portfolio's currency allocation to unhedged European bonds, because their fundamental bullish view on the U.S. dollar had changed early in the year, and, second, unhedged bonds traditionally increase portfolio diversification during periods of financial stress.

The managers'outlook is cautiously optimistic. It is their view that the U.S. economy will not slide into a recession in 1999, but slow down to a rate of growth of 2% with benign inflation. Therefore, the risk to interest rates are to the downside and not to the upside. While the risk is not insignificant, the managers do not expect the global economy to spiral into a global deflation/depression cycle. Supporting their view are the recent easing actions by the Federal Reserve Board and the coordination of policy between the IMF and G7.

Their macro economic outlook is more bearish than the consensus view of 2%- 2.5% 1999 U.S. GDP growth. Too much of the consensus view relies on the continued strong performance of the consumer. While it is unlikely that consumption contracts next year, the managers anticipate that the risk is a very significant slowdown. Consumption is highly correlated to job growth and confidence. Both these indicators are in decline, albeit from high levels, and the managers are confident that it will only be a matter of time before consumption begins to reflect the declining fundamentals. The investment component of the economy, which has contributed 25% of GDP growth over the last few years will, in their estimation, be a detractor to economic activity in 1999. Since 1992, real gross capital investment per annum has been significantly higher than real GDP growth. This has resulted in excess capacity as evidenced by the current low capacity utilization rate of 79.6%; a level usually associated with a recession and not a seven-year economic expansion.

And this is not a problem unique to the U.S. Global excess capacity is substantial, and may take several years to normalize. Trade's contribution to GDP growth will be negative and with substantial downside risk. Asia's negative impact on trade has bottomed, but it is not yet improving. Latin America, which is 20% of the U.S. export market, will experience a substantial slowdown next year. Current consensus is not fully discounting this scenario. The managers' outlook for Europe is relatively upbeat because their economies are early in the economic recovery cycle, and the formation of monetary union should provide an added boost to economic activity.

While their view is relatively more negative than consensus, the managers do think that the U.S. economy will avoid a recession. Chairman Greenspan and the U.S. Federal Reserve have publicly acknowledged the risks faced by the global

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Travelers Series Fund Inc.                                                     7
economy and they anticipate that they will ease interest rates in conjunction with any weakening in economic fundamentals.

Global economic policy makers at the IMF/G7 and the U.S. Treasury are also in agreement with the Fed. Brazil will be the test case of the effectiveness of any coordinated policy response and so far their actions have been in the medium term positive. The portfolio managers are concerned that the current fundamentals in Brazil are not sustainable, but believe that with the current proposals in place,any further contagion or financial market turmoil will be limited to the recent lows.

In closing, thank you for investing in the Smith Barney International Equity, Smith Barney Pacific Basin and GT Global Strategic Income Portfolios. We look forward to continue to help you achieve your financial goals in the years ahead.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

November 30, 1998

--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

================================================================================
                  Smith Barney International Equity Portfolio
================================================================================
Historical Performance
================================================================================

                            Net Asset Value
                         ----------------------
                          Beginning      End       Income     Capital Gain     Total
Year Ended                 of Year     of Year    Dividends   Distributions   Returns+
=====================================================================================
10/31/98                   $13.23      $12.60       $0.00         $0.00        (4.76)%
-------------------------------------------------------------------------------------
10/31/97                    12.18       13.23        0.01          0.00         8.73
-------------------------------------------------------------------------------------
10/31/96                    10.48       12.18        0.01          0.00        16.36
-------------------------------------------------------------------------------------
10/31/95                    10.55       10.48        0.00          0.00        (0.66)
-------------------------------------------------------------------------------------
6/16/94(*)-10/31/94         10.00       10.55        0.00          0.00         5.50++
=====================================================================================
Total                                               $0.02         $0.00
=====================================================================================

================================================================================
                      Smith Barney Pacific Basin Portfolio
================================================================================
Historical Performance
================================================================================

                           Net Asset Value
                         ---------------------
                          Beginning      End       Income     Capital Gain    Total
Year Ended                 of Year     of Year    Dividends   Distributions   Returns+
=====================================================================================
10/31/98                   $ 8.04      $ 6.81       $0.09         $0.00        (14.09)%
-------------------------------------------------------------------------------------
10/31/97                     9.75        8.04        0.06          0.00        (17.02)
-------------------------------------------------------------------------------------
10/31/96                     8.95        9.75        0.03          0.00          9.26
-------------------------------------------------------------------------------------
10/31/95                    10.10        8.95        0.00          0.00        (11.39)
-------------------------------------------------------------------------------------
6/16/94(*)-10/31/94         10.00       10.10        0.00          0.00         1.00++
=====================================================================================
Total                                               $0.18         $0.00
=====================================================================================

================================================================================
                      GT Global Strategic Income Portfolio
================================================================================
Historical Performance
================================================================================

                            Net Asset Value
                         ---------------------
                          Beginning      End       Income     Capital Gain    Total
Year Ended                 of Year     of Year    Dividends   Distributions   Returns+
=====================================================================================
10/31/98                   $12.52      $10.97       $0.66         $0.64        (2.50)%
-------------------------------------------------------------------------------------
10/31/97                    12.45       12.52        0.46          0.58         9.32
-------------------------------------------------------------------------------------
10/31/96                    10.77       12.45        0.42          0.00        20.07
-------------------------------------------------------------------------------------
10/31/95                     9.95       10.77        0.10          0.00         9.37
-------------------------------------------------------------------------------------
6/16/94(*)-10/31/94         10.00        9.95        0.00          0.00        (0.50)++
=====================================================================================
Total                                               $1.64         $1.22
=====================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

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Travelers Series Fund Inc.                                                     9

================================================================================
Average Annual Total Return+
================================================================================

                                  Smith Barney   Smith Barney     GT Global
                                  International    Pacific        Strategic
                                     Equity         Basin          Income
                                    Portfolio     Portfolio       Portfolio
================================================================================
Year Ended 10/31/98                  (4.76)%       (14.09)%         (2.50)%
--------------------------------------------------------------------------------
6/16/94(*) through 10/31/98           5.47          (7.91)             7.86
================================================================================

================================================================================
Cumulative Total Return+
================================================================================

                                  Smith Barney   Smith Barney    GT Global
                                  International    Pacific       Strategic
                                     Equity         Basin         Income
                                    Portfolio     Portfolio      Portfolio
================================================================================
6/16/94(*) through 10/31/98            26.28%        (30.29)%         39.27%
================================================================================
+   Assumes the reinvestment of all dividends and capital gains distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
(*) Commencement of operations.

--------------------------------------------------------------------------------
10                                            1998 Annual Report to Shareholders

================================================================================
Historical Performance (unaudited)
================================================================================
                  Growth of $10,000 Invested in Shares of the
                Smith Barney International Equity Portfolio vs.
               MSCI EAFE-GDP Weighted Index and MSCI EAFE Index+
--------------------------------------------------------------------------------
                           June 1994 -- October 1998

                                  LINE GRAPH

                                 MSCI EAFE-GDP
         International Equity    Weighted Index++           MSCI EAFE Index++
--------------------------------------------------------------------------------
6/16/94        10,000              10,000                       10,000
10/94          10,550              10,345                       10,443
4/95           9,610               10,585                       10,588
10/95          10,480              10,398                       10,436
4/96           11,884              11,749                       11,832
10/96          12,194              11,533                       11,563
4/97           12,628              12,015                       11,762
10/97          13,259              12,546                       12,133
4/98           14,872              15,118                       14,024
10/31/98       12,628              14,728                       13,340



+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney International Equity Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1998. The Morgan Stanley Capital International ("MSCI") EAFE-GDP Weighted Index and the MSCI EAFE Index are composite portfolios consisting of equity total returns for the countries of Europe, Australia, New Zealand and the Far East. The MSCI EAFE-GDP Weighted Index is weighted based on each country's Gross Domestic Product and the MSCI EAFE Index is weighted based on each company's market capitalization. The indices are unmanaged and are not subject to the same management and trading expenses of a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

++ It is the opinion of management that the MSCI EAFE Index is a more appropriate broad-based benchmark for the market in which the Portfolio invests than the MSCI EAFE-GDP Weighted Index. In future reporting, the MSCI EAFE Index will be used as a basis of comparison of total return performance rather than the MSCI EAFE-GDP Weighted Index.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    11

================================================================================
Historical Performance (unaudited)
================================================================================
                  Growth of $10,000 Invested in Shares of the
                    Smith Barney Pacific Basin Portfolio vs.
                              MSCI Pacific Index+
--------------------------------------------------------------------------------
                            June 1994 -- October 1998

                                  LINE GRAPH

                      Pacific Basin         MSCI Pacific Index
--------------------------------------------------------------------------------
6/16/94                  10,000                   10,000
10/94                    10,100                    9,952
4/95                      8,760                    9,702
10/95                     8,950                    8,836
4/96                     10,260                   10,430
10/96                     9,779                    9,136
4/97                     10,264                    8,188
10/97                     8,114                    7,353
4/98                      7,529                    6,726
10/31/98                  6,971                    6,346


+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney Pacific Basin Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1998. The Morgan Stanley Capital International ("MSCI") Pacific Index is comprised of a sampling of large, medium and small capitalization companies who are listed on the various Pacific exchanges, such as Australia, Hong Kong, Japan, Malaysia, New Zealand and the Singapore stock exchange. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

--------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders

================================================================================
Historical Performance (unaudited)
================================================================================
                 Growth of $10,000 Invested in Shares of the
                   GT Global Strategic Income Portfolio vs.
                        J.P. Morgan Global Bond Index+
--------------------------------------------------------------------------------
                           June 1994 -- October 1998

                                  LINE GRAPH

        G.T. Global Strategic Income     JP Morgan Global Bond Index - Unhedged
--------------------------------------------------------------------------------
6/16/94             10,000                              10,000
10/94                9,950                              10,391
10/95               10,882                              11,985
10/96               13,066                              12,716
10/97               14,284                              13,161
10/31/98            13,901                              14,869

+ Hypothetical illustration of $10,000 invested in shares of the GT Global Strategic Income Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1998. The J.P. Morgan Global Bond Index- Unhedged is a daily, market capitalization weighted international fixed income index consisting of 13 countries. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    13

================================================================================
Schedules of Investments                                        October 31, 1998
================================================================================
                  SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO

  SHARES                        SECURITY                                     VALUE
====================================================================================
STOCKS -- 89.2%
Australia -- 1.4%
    470,418   Coca-Cola Amatil Ltd.(a)                                  $ 1,729,223
    460,499   Coca Cola Beverages PLC(a)+                                   935,647
  1,000,000   Portman Mining Ltd.                                           553,847
-----------------------------------------------------------------------------------
                                                                          3,218,717

-----------------------------------------------------------------------------------
Austria -- 1.1%
     40,000   Wolford AG(a)                                               2,406,007
-----------------------------------------------------------------------------------
Brazil -- 1.0%
     30,000   Telecomunicacoes Brasileiras S.A. ADR Preferred Block       2,278,125
-----------------------------------------------------------------------------------
Canada -- 1.3%
    160,000    Celestica Inc.+                                            2,916,612
-----------------------------------------------------------------------------------
Cayman Islands -- 1.2%
    150,000   Santa Fe International Corp.                                2,765,625
-----------------------------------------------------------------------------------
Finland -- 4.2%
    100,000    Nokia OYJ, Class A shares                                  9,306,249
-----------------------------------------------------------------------------------
France -- 6.8%
     35,000   Axa                                                         3,955,371
     10,000   Equant N.V.+                                                  433,327
    100,000   Companie Generale de Geophysique S.A. ADR                   1,325,000
    100,000   Le Carbone-Lorraine                                         5,758,502
     50,000   Sidel S.A.                                                  3,689,040
-----------------------------------------------------------------------------------
                                                                         15,161,240
-----------------------------------------------------------------------------------
Germany -- 5.1%
     60,000   SAP AG ADR(a)                                               2,531,250
      8,500   SAP AG Preferred(a)                                         4,136,577
    100,000   Volkswagen AG Preferred                                     4,721,651
-----------------------------------------------------------------------------------
                                                                         11,389,478
-----------------------------------------------------------------------------------
Hong Kong -- 4.7%
    163,300    HSBC Holdings PLC(a)                                       3,742,028
    600,000    Hutchison Whampoa Ltd.                                     4,298,993
    330,000    Sun Hung Kai Properties Ltd.                               2,300,542
-----------------------------------------------------------------------------------
                                                                         10,341,563
-----------------------------------------------------------------------------------
Ireland -- 7.2%
    292,416   Bank of Ireland                                             5,404,047
    556,572   Independent Newspapers PLC                                  2,207,689
    253,755   Irish Continental Group PLC                                 2,973,870
    608,169   Irish Life PLC                                              5,391,245
-----------------------------------------------------------------------------------
                                                                         15,976,851
-----------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
14                                       1998 Annual Report to Shareholders

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================

                  SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO

  SHARES                        SECURITY                        VALUE

=========================================================================
Italy -- 7.7%
    550,000   Alleanza Assicurazioni(a)                       $ 6,807,477
  1,600,000   Istituto Nazionale delle Assicurazioni(a)         4,424,233
  1,000,000   Telecom Italia Mobile S.p.A                       5,810,468
-------------------------------------------------------------------------
                                                               17,042,178
-------------------------------------------------------------------------
Japan -- 7.0%
    142,000   Canon, Inc.                                       2,686,947
     16,500   Hosiden Corp.                                       270,870
     59,000   Meitec Corp.                                      1,139,191
        850   NTT Data Corp.(a)                                 3,596,069
     60,000   Sony Corp.                                        3,810,177
    196,000   Terumo Corp.(a)                                   4,120,827
-------------------------------------------------------------------------
                                                               15,624,081
-------------------------------------------------------------------------
Mexico -- 1.2%
  1,939,700   Cifra SA de CV, Class C Shares+                   2,533,125
-------------------------------------------------------------------------
Netherlands -- 7.4%
    162,229   Getronics N.V.                                    6,731,673
     83,321   Hunter Douglas N.V.                               2,988,974
     67,011   IHC Caland N.V.                                   3,031,766
    300,000   ING Groep N.V. Warrants, Expire 3/15/01+          3,710,446
-------------------------------------------------------------------------
                                                               16,462,859
-------------------------------------------------------------------------
Norway -- 2.3%
    180,000   Tomra Systems ASA(a)                              5,054,122
-------------------------------------------------------------------------
Panama -- 0.9%
    100,000   Panamerican Beverages Inc.                        2,025,000
-------------------------------------------------------------------------
South Africa -- 0.9%
    429,562   Dimension Data Holdings Ltd.                      1,967,868
-------------------------------------------------------------------------
Spain -- 3.9%
     60,000   Banco Popular Espanol S.A.(a)                     3,698,979
     48,000   Superdiplo S.A.+                                  1,239,795
     81,818   Telefonica S.A.                                   3,687,400
-------------------------------------------------------------------------
                                                                8,626,174
-------------------------------------------------------------------------
Sweden -- 1.0%
     75,000   Electrolux AB, Class B Shares                     1,127,336
    150,000   Ortivus AB-B Shares                               1,017,001
-------------------------------------------------------------------------
                                                                2,144,337
-------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    15

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================
                  SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO

  SHARES                        SECURITY                               VALUE
================================================================================
Switzerland -- 5.9%
    125,000   Mettler-Toledo International Inc.                   $  2,734,375
      3,100   Novartis AG, Registered Shares                         5,585,585
        400   Roche Holding AG Genuss                                4,666,962
--------------------------------------------------------------------------------
                                                                    12,986,922
--------------------------------------------------------------------------------
United Kingdom -- 17.0%
    200,000   Bodycote International PLC                             2,888,866
    600,000   Boxmore International PLC                              1,160,570
    500,000   Capita Group PLC                                       5,045,049
    800,000   Compass Group PLC                                      8,078,778
    300,000   Hays PLC                                               4,426,245
    782,565   Misys PLC                                              5,465,059
    700,000   Racal Electronic PLC                                   3,176,915
    150,000   Select Appointments Holdings PLC                       1,306,270
    359,000   Serco Group PLC                                        6,252,679
--------------------------------------------------------------------------------
                                                                    37,800,431
--------------------------------------------------------------------------------
              TOTAL STOCKS
              (Cost-- $169,968,502)                                198,027,564
================================================================================
  FACE
 AMOUNT                              SECURITY                   VALUE
================================================================================
REPURCHASE AGREEMENT -- 10.8%
$24,000,000   CIBC Wood Gundy Securities Inc., 5.250% due 11/2/98;
              Proceeds at maturity -- $24,010,500; (Fully collateralized by U.S. Treasury Notes, 6.375% due 5/15/99; Market value --
              $24,480,125) (Cost -- $24,000,000)                    24,000,000
================================================================================
              TOTAL INVESTMENTS -- 100%
              (Cost-- $193,968,502*)                              $222,027,564
================================================================================

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
16                                            1998 Annual Report to Shareholders

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================
                     SMITH BARNEY PACIFIC BASIN PORTFOLIO

  SHARES                       SECURITIES                                VALUE
================================================================================
STOCKS -- 96.6%
Australia -- 7.2%
     33,679   Australian Gas Light Co. Ltd.(a)                       $  241,190
      9,530   Brambles Industries Ltd.                                  208,102
      9,230   Commonwealth Bank of Australia                            114,244
     50,000   Leighton Holdings Ltd.                                    184,823
     36,000   Woolworths Ltd.                                           126,127
--------------------------------------------------------------------------------
                                                                        874,486
--------------------------------------------------------------------------------
Hong Kong -- 10.0%
     96,000   Asia Satellite Telecommunications Holdings Ltd.           169,790
     24,000   Cheung Kong Holdings Ltd.                                 164,213
         93   HSBC Holdings PLC(a)                                        2,131
     94,000   New World Development Co. Ltd.                            218,435
     72,000   Shanghai Industrial Holdings Ltd.                         166,382
     34,000   Sun Hung Kai Properties Ltd.                              237,025
     70,000   VTech Holdings Ltd.                                       262,522
--------------------------------------------------------------------------------
                                                                      1,220,498
--------------------------------------------------------------------------------
Japan -- 59.4%
      9,500   Benesse Corp.                                             436,153
     23,000   Canon, Inc.                                               435,209
     56,000   Chugai Pharmaceutical Co., Ltd.                           509,396
        200   H.I.S. Co. Ltd.                                             3,775
     32,000   Kao Corp.                                                 648,096
      5,400   Mabuchi Motor Co., Ltd.                                   352,183
     11,400   Meitec Corp.                                              220,114
     12,000   Murata Manufacturing Co., Ltd.                            404,702
      5,200   Nidec Corp.(a)                                            473,457
     25,000   Nissin Food Products                                      496,653
      1,300   NTT Data Corp.(a)                                         549,987
      7,000   Orix Corp.                                                501,587
     36,000   Sekisui House, Ltd.                                       358,671
      8,000   Seven-Eleven Japan Co., Ltd.                              608,255
      1,680   Shohkoh Fund & Co., Ltd.                                  511,078
      5,800   Sony Corp.                                                368,317
     17,000   Terumo Corp.                                              357,418
--------------------------------------------------------------------------------
                                                                      7,235,051
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    17

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================
                     SMITH BARNEY PACIFIC BASIN PORTFOLIO

  SHARES                       SECURITIES                                VALUE
================================================================================
New Zealand -- 0.9%
     56,000   Telecom Corp. of New Zealand Ltd.(a)                  $   109,098
--------------------------------------------------------------------------------
Singapore-- 9.2%
     48,000   City Developments Ltd.                                    173,923
    135,000   Datacraft Asia Ltd.                                       434,700
    246,900   Natsteel Electronics Ltd.                                 506,445
--------------------------------------------------------------------------------
                                                                      1,115,068
--------------------------------------------------------------------------------
South Korea -- 4.6%
      4,500   Samsung Electronics                                       184,160
     15,000   Youngone Corp.                                            377,415
--------------------------------------------------------------------------------
                                                                        561,575
--------------------------------------------------------------------------------
Taiwan -- 2.5%
     63,000   Hon Hai Precision Industry                                302,735
--------------------------------------------------------------------------------
Thailand -- 2.8%
    131,000   GSS Array Technology PLC+                                 159,538
     50,000   The Pizza Co. Ltd.                                        182,337
--------------------------------------------------------------------------------
                                                                        341,875
--------------------------------------------------------------------------------
              TOTAL STOCKS
              (Cost--$10,538,504)                                    11,760,386
================================================================================
   FACE
  AMOUNT++                         SECURITY                               VALUE
================================================================================
CONVERTIBLE BONDS -- 3.4%
Thailand -- 2.2%
    355,000   Tipco Asphalt Co., 2.750% due 9/19/06                     260,924
--------------------------------------------------------------------------------
United States -- 1.2%
    215,000   International Container Terminal, 1.750% due 3/13/04      149,425
--------------------------------------------------------------------------------
              TOTAL BONDS
              (Cost--$448,331)                                          410,349
================================================================================
              TOTAL INVESTMENTS -- 100%
              (Cost--$10,986,835*)                                  $12,170,735
================================================================================

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
18                                       1998 Annual Report to Shareholders

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================
                      GT GLOBAL STRATEGIC INCOME PORTFOLIO

    FACE
   AMOUNT++                        SECURITY                              VALUE
================================================================================
BONDS -- 99.9%
Algeria -- 1.1%
    550,000       Algeria Tranche IR, 6.688% due 9/4/06               $  269,500
--------------------------------------------------------------------------------
Argentina -- 3.8%
    141,000       Banco Hipotecario SA, 10.000% due 4/17/03(c)           124,080
     59,000       Mastellone Hermanos SA, 11.750% due 4/1/08              36,285
                  Republic of Argentina:
    355,000          5.750% due 3/31/23                                  247,435
    340,000          6.625% due 3/31/23(b)                               231,625
250,000,000ITL       5.000% due 7/8/05(b)                                113,306
    235,000          12.110% due 4/10/05(b)                              205,037
--------------------------------------------------------------------------------
                                                                         957,768
--------------------------------------------------------------------------------
Belgium -- 2.6%
 20,100,000BEF    Belgium Kingdom, 5.750% due 3/28/08                    651,484
--------------------------------------------------------------------------------
Brazil -- 1.5%
                  Banco Nacional De Desen Econo:
     50,000          10.800% due 6/16/08(b)(c)                            35,000
    258,000          10.300% due 6/16/08(b)(c)                           180,600
    296,000       Brazil Discount Bond, 6.125% due 4/15/24(b)            175,337
--------------------------------------------------------------------------------
                                                                         390,937
--------------------------------------------------------------------------------
Bulgaria -- 1.6%
    162,000       Bulgaria FLIRB Series A, 2.500% due 7/28/12(b)          89,505
    442,000       Bulgaria Discount Series A, 6.563% due 10/27/14(b)     310,505
--------------------------------------------------------------------------------
                                                                         400,010
--------------------------------------------------------------------------------
Canada -- 1.1%
    390,000CAD    Canada Government, 6.000% due 6/1/08                   269,848
--------------------------------------------------------------------------------
Colombia -- 1.0%
    335,000       Republic of Colombia, 7.270% due 6/15/03(c)            265,487
--------------------------------------------------------------------------------
Denmark -- 3.3%
                  Kingdom of Denmark Bullet:
  1,500,000DKK      6.000% due 11/15/09                                  262,424
  3,000,000DKK      7.000% due 11/10/24                                  566,541
--------------------------------------------------------------------------------
                                                                         828,965
--------------------------------------------------------------------------------
Germany -- 9.9%
                  Bundesrepublik Deutschland:
  1,075,000DEM     6.000% due 1/5/06                                     725,667
    820,000DEM     6.000% due 7/4/07                                     558,780
    560,000DEM     6.500% due 7/4/27                                     401,825
  1,220,000DEM     6.500% due 10/14/05                                   846,014
--------------------------------------------------------------------------------
                                                                       2,532,286
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    19

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================
                      GT GLOBAL STRATEGIC INCOME PORTFOLIO


    FACE
   AMOUNT++                        SECURITY                                        VALUE
=========================================================================================
Greece -- 0.7%
 50,000,000GRD   Hellenic Republic, 9.200% due 3/21/02                         $  176,662
-----------------------------------------------------------------------------------------
Italy -- 3.6%
                  Buoni Poliennali Del Tesoro:
220,000,000ITL       8.500% due 1/1/04                                            161,684
990,000,000ITL       7.250% due 11/1/26                                           760,515
-----------------------------------------------------------------------------------------
                                                                                  922,199
-----------------------------------------------------------------------------------------
Ivory Coast -- 1.3%
  1,135,625       Ivory Coast, 2.000% due 3/29/18(b)                              340,687
-----------------------------------------------------------------------------------------
Jamaica -- 1.8%
     37,000       Mechala Group, 12.750% due 12/30/99                              26,825
    575,000       Government of Jamaica, 10.875% due 6/10/05(c)                   437,000
-----------------------------------------------------------------------------------------
                                                                                  463,825
-----------------------------------------------------------------------------------------
Mexico -- 5.8%
     89,000       United Mexican States, 11.375% due 9/15/16                       88,555
    197,000       Monterrey Power SA De CV, 9.625% due 11/15/09(c)                130,513
    164,000       Banco Nacional de Com, 8.000% due 7/18/02                       148,780
    150,000       Petroleos Mexicanos, 9.250% due 3/30/18(c)                      122,250
    725,000       United Mexican States, 6.476% due 12/31/19(b)                   566,406
  2,537,000       United Mexican States Value Recovery Rights, Expire 6/30/03+          0
  1,500,000FRF    United Mexico States, 6.630% due 12/31/19                       203,459
    245,000       Mexican United States, 9.875% due 1/15/07                       226,600
-----------------------------------------------------------------------------------------
                                                                                1,486,563
-----------------------------------------------------------------------------------------
Netherlands -- 0.7%
    300,000NLG    Netherlands Government, 5.500% due 1/15/28                      168,094
-----------------------------------------------------------------------------------------
Panama -- 1.4%
    145,000       Panama IRB, 4.000% due 7/17/14(b)                               106,031
    267,000       Panama, 8.875% due 9/30/27                                      244,780
-----------------------------------------------------------------------------------------
                                                                                  350,811
-----------------------------------------------------------------------------------------
Peru -- 1.1%
    470,000       Peru PDI, 4.000% due 3/7/17(b)                                  270,250
-----------------------------------------------------------------------------------------
Poland -- 1.0%
     95,000       Poland Series PDIB, 5.000% due 10/27/14(b)                       86,331
    250,000       Poland Series PAR, 3.000% due 10/27/24(b)                       166,250
-----------------------------------------------------------------------------------------
                                                                                  252,581
-----------------------------------------------------------------------------------------

                 See Notes to Financial Statements.

--------------------------------------------------------------------------------
20                                            1998 Annual Report to Shareholders

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================
                     GT GLOBAL STRATEGIC INCOME PORTFOLIO


    FACE
   AMOUNT++                        SECURITY                                           VALUE
============================================================================================
Russia -- 0.5%
      5,000       Ministry of Finance Russia, 3.000% due 5/14/06(c)                $     362
     65,000       Mosenergo Finance BV, 8.375% due 10/9/02(c)                         11,375
  1,485,821       Russian Principal Loan, 6.625% due 12/15/20(d)                     117,937
--------------------------------------------------------------------------------------------
                                                                                     129,674
--------------------------------------------------------------------------------------------
South Korea -- 1.2%
    250,000       Korea Republic Restructured Note, 8.281% due 4/8/00                232,500
  9,000,000JPY    Pohang Iron & Steel, 2.000% due 10/9/00                             66,806
--------------------------------------------------------------------------------------------
                                                                                     299,306
--------------------------------------------------------------------------------------------
Sweden -- 2.0%
                  Swedish Government:
  2,100,000SEK      10.250% due 5/5/00                                               291,908
  1,500,000SEK      6.500% due 10/25/06                                              216,037
--------------------------------------------------------------------------------------------
                                                                                     507,945
--------------------------------------------------------------------------------------------
United Kingdom -- 9.3%
    150,000DEM   Colt Telecom Group PLC, 7.625% due 7/31/08                           81,059
  1,050,000GBP    United Kingdom Treasury, 9.000% due 10/13/08                     2,293,533
--------------------------------------------------------------------------------------------
                                                                                   2,374,592
--------------------------------------------------------------------------------------------
United States -- 43.6%
                  U.S. Treasury Notes:
  4,660,000          5.625% due 5/15/08                                            5,021,522
  2,170,000          6.375% due 8/15/27                                            2,505,156
     60,000       Allbritton Communication, 8.875% due 2/1/08                         57,075
     60,000       Anker Coal Group Inc., 9.750% due 10/1/07                           26,400
     60,000       BTI Telecom Corp., 10.500% due 9/15/07                              49,500
     45,000       Cemex International Cap LLC, 9.660% due 11/29/49(c)                 37,800
    100,000       Chancellor Media Corp., 8.125% due 12/15/07                         95,000
     95,000       Chase Manhattan, 6.250% due 1/15/06                                 94,881
    100,000       Drypers Corp., 10.250% due 6/15/07                                  93,000
     60,000       Duane Reade Inc., 9.250% due 2/15/08                                58,950
     65,000       Eagle Family Foods, 8.750% due 1/15/08                              59,312
    500,000NZD    Federal National Mortgage Association, 7.250% due 6/20/02          273,633
     65,000       Fisher Scientific International, 9.000% due 2/1/08                  63,212
    390,000DEM    Ford Motor Credit Co., 5.250% due 6/16/08                          238,210
    330,000       General Motors Acceptance Corp., 6.625% due 10/15/05               344,850
    150,000       Graham Packaging, 8.750% due 1/15/08                               142,125
    150,000       Hollywood Casino Corp., 12.750% due 11/1/03                        153,000
    150,000       Lin Television, 8.375% due 3/1/08                                  141,187
    200,000       Merrill Lynch & Co., 7.250% due 5/2/02                             208,800
     50,000       Niagara Mohawk Power, 7.375% due 7/1/03                             51,750
     60,000       Penn International Gaming Inc., 10.625% due 12/15/04                60,750
     30,000       Pillowtex Corp., 9.000% due 12/15/07                                30,225

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    21

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================
                      GT GLOBAL STRATEGIC INCOME PORTFOLIO


    FACE
   AMOUNT++                        SECURITY                                           VALUE
===========================================================================================
United States -- 43.6% (continued)
     85,000       Psinet Inc., 10.000% due 2/15/05                              $    83,300
     60,000       Revlon Consumer Products, 8.625% due 2/1/08                        53,100
    150,000       Riddell Sports Inc., 10.500% due 7/15/07                          140,812
    150,000       Smithfield Foods Inc., 7.625% due 2/15/08                         144,750
     60,000       Syratech Corp., 11.000% due 4/15/07                                50,250
    150,000       Trump Atlantic City, 11.250% due 5/1/06                           130,500
    700,000       United Stationers Supply, 8.375% due 4/15/08                      672,022
-------------------------------------------------------------------------------------------
                                                                                 11,081,072
-------------------------------------------------------------------------------------------
Venezuela -- 0.0%
      4,110       Republic of Venezuela Oil Warrants, Expire 4/15/20 +                    0
-------------------------------------------------------------------------------------------
                  TOTAL BONDS
                  (Cost--$26,756,102)                                            25,390,546
===========================================================================================
CONVERTIBLE BOND -- 0.1%
Russia -- 0.1%
     72,000       Lukinter Finance, 3.500% due 5/6/02(c) (Cost--$73,148)             24,120
===========================================================================================
                  TOTAL INVESTMENTS -- 100%
                  (Cost--$26,829,250*)                                          $25,414,666
===========================================================================================

(a) All or a portion of this security is on loan (See Note 9).
(b) Represents current rate on floating rate security.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d) Effective rate at period end including "payment in kind" bonds.
 +  Non-income
    producing security.
 ++ Face amount denominated in U.S. dollars unless otherwise indicated.
(*) Aggregate cost for Federal income tax purposes is substantially the same.

Currency Abbreviations
----------------------
ITL -- Italian Lira
BEF -- Belgian Franc
CAD -- Canadian Dollar
DKK -- Danish Krone
DEM -- German Mark
GRD -- Greek Drachma
FRF -- French Franc
NLG -- Netherland Guilder
JPY -- Japanese Yen
SEK -- Swedish Krona
GBP -- British Pound
NZD -- New Zealand Dollar

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
22                                            1998 Annual Report to Shareholders

================================================================================
Statements of Assets and Liabilities                            October 31, 1998
================================================================================

                                              Smith Barney     Smith Barney           GT Global
                                              International      Pacific              Strategic
                                                Equity            Basin                Income
                                               Portfolio        Portfolio             Portfolio
==================================================================================================
ASSETS:
  Investments, at value
    (Cost--$169,968,502, $10,986,835
    and $26,829,250, respectively)             $198,027,564     $12,170,735            $25,414,666
  Repurchase agreement, at value
    (Cost--$24,000,000)                          24,000,000              --                     --
  Foreign currency, at value
    (Cost--$982,034 and $20,237,
    respectively)                                   988,619          20,404                     --
  Cash                                              620,179         847,609              1,810,399
  Collateral for securities on loan (Note 9)     25,080,769         670,040                     --
  Receivable for securities sold                  1,498,932         102,257              1,654,854
  Dividends and interest receivable                 141,997          20,338                600,018
  Receivable for open forward foreign
    currency contracts (Note 5)                         225              16                     --
--------------------------------------------------------------------------------------------------
  Total Assets                                  250,358,285      13,831,399             29,479,937
--------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities on loan (Note 9)        25,080,769         670,040                     --
  Payable for securities purchased                  439,040         368,131              1,280,419
  Payable for Fund shares purchased                 354,894           1,939                  5,789
  Management fees payable                           154,904           8,941                 18,518
  Payable for open forward foreign
    currency contracts (Note 5)                         151             348                  2,329
  Accrued expenses                                  121,531          53,696                 42,352
--------------------------------------------------------------------------------------------------
  Total Liabilities                              26,151,289       1,103,095              1,349,407
--------------------------------------------------------------------------------------------------
Total Net Assets                               $224,206,996     $12,728,304            $28,130,530
==================================================================================================
NET ASSETS:
  Par value of capital shares                  $        178     $        19            $        26
  Capital paid in excess of par value           206,837,913      18,164,533             29,025,124
  Undistributed (overdistributed)
    net investment income                           882,524        (119,780)             1,482,634
  Accumulated net realized loss from
    security transactions, options
    and foreign currencies                      (11,604,477)     (6,503,905)              (967,954)
  Net unrealized appreciation (depreciation)
    of investments and foreign currencies        28,090,858       1,187,437             (1,409,300)
--------------------------------------------------------------------------------------------------
Total Net Assets                               $224,206,996     $12,728,304            $28,130,530
==================================================================================================
Shares Outstanding                               17,796,849       1,867,801              2,565,305
--------------------------------------------------------------------------------------------------
Net Asset Value                                      $12.60           $6.81                 $10.97
--------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    23

================================================================================
Statements of Operations                     For the Year Ended October 31, 1998
================================================================================

                                              Smith Barney     Smith Barney  GT Global
                                              International      Pacific     Strategic
                                                Equity            Basin       Income
                                               Portfolio        Portfolio    Portfolio
=======================================================================================
INVESTMENT INCOME:
  Interest                                 $    891,693     $    56,961     $ 2,549,632
  Dividends                                   2,551,189         173,592             456
  Less: Foreign withholding tax                (247,180)        (12,938)             --
---------------------------------------------------------------------------------------
  Total Investment Income                     3,195,702         217,615       2,550,088
---------------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                    2,099,425         127,738         244,014
  Custody                                       126,181          51,994          22,136
  Shareholder and system servicing fees          35,385          10,405          10,570
  Shareholder communications                     31,685           6,521          11,818
  Audit and legal                                23,542          16,680          18,857
  Directors' fees                                 9,375           3,428           3,271
  Registration fees                               2,428              --              --
  Other                                           8,250           5,567           5,192
---------------------------------------------------------------------------------------
  Total Expenses                              2,336,271         222,333         315,858
---------------------------------------------------------------------------------------
Net Investment Income (Loss)                    859,431          (4,718)      2,234,230
---------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS, OPTIONS AND FOREIGN
CURRENCIES (NOTES 3, 5 AND 7):
  Realized Gain (Loss) From:
    Security transactions (excluding
      short-term securities)                 (8,029,312)     (4,073,074)     (1,129,759)
    Options purchased                                --              --         (37,002)
    Foreign currency transactions                23,093         (15,905)       (507,166)
---------------------------------------------------------------------------------------
  Net Realized Loss                          (8,006,219)     (4,088,979)     (1,673,927)
---------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
  (Depreciation) of Investments, Options
  and Foreign Currencies:
    Beginning of year                        31,667,556        (861,899)        (64,516)
    End of year                              28,090,858       1,187,437      (1,409,300)
---------------------------------------------------------------------------------------
  Change in Net Unrealized
    Appreciation (Depreciation)              (3,576,698)      2,049,336      (1,344,784)
---------------------------------------------------------------------------------------
Net Loss on Investments, Options
  and Foreign Currencies                    (11,582,917)     (2,039,643)     (3,018,711)
---------------------------------------------------------------------------------------
Decrease in Net Assets From Operations     $(10,723,486)    $(2,044,361)    $  (784,481)
=======================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
24                                            1998 Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets
================================================================================

                                                       For the Years Ended October 31,
Smith Barney International Equity Portfolio                   1998             1997
======================================================================================
OPERATIONS:
  Net investment income                                   $    859,431    $    175,643
  Net realized loss                                         (8,006,219)     (2,851,789)
  Increase (decrease) in net unrealized appreciation        (3,576,698)     16,129,028
--------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations        (10,723,486)     13,452,882
--------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                                             --        (160,617)
--------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                                   --        (160,617)
--------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares                         304,843,574     155,537,213
  Net asset value of shares issued
    for reinvestment of dividends                                   --         160,617
  Cost of shares reacquired                               (288,950,485)    (93,275,280)
--------------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                                 15,893,089      62,422,550
--------------------------------------------------------------------------------------
Increase in Net Assets                                       5,169,603      75,714,815
NET ASSETS:
  Beginning of year                                        219,037,393     143,322,578
--------------------------------------------------------------------------------------
  End of year(*)                                          $224,206,996    $219,037,393
======================================================================================
(*) Includes undistributed net
    investment income of:                                     $882,524              --
======================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    25

================================================================================
Statements of Changes in Net Assets (continued)
================================================================================

                                                            For the Years Ended October 31,
Smith Barney Pacific Basin Portfolio                            1998               1997
==========================================================================================
OPERATIONS:
  Net investment loss                                     $     (4,718)       $    (15,530)
  Net realized loss                                         (4,088,979)         (1,589,752)
  Increase in net unrealized appreciation (depreciation)     2,049,336          (1,675,319)
------------------------------------------------------------------------------------------
  Decrease in Net Assets From Operations                    (2,044,361)         (3,280,601)
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                                       (181,266)           (111,296)
------------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                             (181,266)           (111,296)
------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares                           35,978,662         38,889,543
  Net asset value of shares issued
    for reinvestment of dividends                               181,266            111,296
  Cost of shares reacquired                                 (39,430,568)       (34,041,446)
------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
    Fund Share Transactions                                  (3,270,640)         4,959,393
------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                            (5,496,267)         1,567,496

NET ASSETS:
  Beginning of year                                          18,224,571         16,657,075
------------------------------------------------------------------------------------------
  End of year(*)                                           $ 12,728,304       $ 18,224,571
==========================================================================================
(*) Includes overdistributed net investment income of:        $(119,780)          $(56,369)
==========================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
26                                            1998 Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets (continued)
================================================================================

                                                     For the Years Ended October 31,
GT Global Strategic Income Portfolio                         1998           1997
====================================================================================
OPERATIONS:
  Net investment income                                 $  2,234,230     $ 1,524,677
  Net realized gain (loss)                                (1,673,927)      1,632,260
  Increase in net unrealized depreciation                 (1,344,784)     (1,113,109)
------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations         (784,481)      2,043,828
------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                                   (1,618,401)       (782,233)
  Net realized gains                                      (1,549,073)       (963,673)
------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                         (3,167,474)     (1,745,906)
------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares                         4,608,510      10,442,393
  Net asset value of shares issued
    for reinvestment of dividends                          3,167,474       1,746,011
  Cost of shares reacquired                               (4,925,190)     (2,406,873)
------------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                                2,850,794       9,781,531
------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                         (1,101,161)     10,079,453

NET ASSETS:
  Beginning of year                                       29,231,691      19,152,238
------------------------------------------------------------------------------------
  End of year(*)                                         $28,130,530     $29,231,691
====================================================================================
(*) Includes undistributed net investment income of:      $1,482,634      $1,616,547
====================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    27

================================================================================
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies

The Smith Barney International Equity, Smith Barney Pacific Basin and GT Global Strategic Income Portfolios ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these Portfolios and ten other separate investment portfolios: AIM Capital Appreciation, Alliance Growth, MFS Total Return, Putnam Diversified Income, Smith Barney High Income, Smith Barney Large Cap Value (formerly known as Smith Barney Income and Growth Portfolio), Smith Barney Money Market, Smith Barney Large Capitalization Growth, TBC Managed Income and Van Kampen American Capital Enterprise Portfolios. Shares of the Fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

The significant accounting policies consistently followed by the Portfolios are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and listed securities for which no sales price was reported on that date are valued at the mean between the bid and asked prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income

--------------------------------------------------------------------------------
28                                            1998 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)

================================================================================

or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1998, reclassifications were made to the capital accounts of the Portfolios to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, for the Smith Barney Pacific Basin Portfolio, a portion of overdistributed net investment income amounting to $13,473 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended pertaining to regulated investment companies and make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Management Agreement and Transactions with Affiliated Persons

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager of the Smith Barney International Equity ("SBIE") and the Smith Barney Pacific Basin ("SBPB") Portfolios. SBIE and SBPB pay MMC a management fee calculated at the annual rate of 0.90% of the average daily net assets of each Portfolio. In addition, Travelers Investment Advisors, Inc., ("TIA"), an affiliate of MMC, acts as the investment manager of the GT Global Strategic Income Portfolio ("GTGSI"). GTGSI pays TIA a management fee calculated at an annual rate of 0.80% of its average daily net assets. These fees are calculated daily and paid monthly.

Effective October 8, 1998, TIA entered into a subadvisory agreement with INVESCO
(NY), Inc. ("INVESCO"). Pursuant to the subadvisory agreement, INVESCO is responsible for the day-to-day portfolio operations and investment decisions for GTGSI and is compensated for such services. TIA pays INVESCO a monthly fee calculated at the annual rate of 0.375% of the average daily net assets of GTGSI. Prior to October 8, 1998, TIA had a subadvisory agreement with

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    29

================================================================================
Notes to Financial Statements (continued)
================================================================================

Chancellor LGT Asset Management, Inc. ("LGT"). TIA paid LGT a monthly fee calculated at the annual rate of 0.375% of the average daily net assets of GTGSI.

TIA has entered into a sub-administrative services agreement with MMC. TIA pays MMC, as sub-administrator, a fee calculated at an annual rate of 0.10% of the Portfolios' average daily net assets.

All officers and one Director of the Fund are employees of SSB.

3. Investments

For the year ended October 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                        SBIE            SBPB            GTGSI
================================================================================
Purchases                            $86,375,718     $18,297,729     $80,628,399
--------------------------------------------------------------------------------
Sales                                 76,432,999      19,069,444      76,098,180
================================================================================

At October 31, 1998, the gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                        SBIE             SBPB           GTGSI
================================================================================
Gross unrealized appreciation       $ 49,368,734      $1,775,316     $  494,751
Gross unrealized depreciation        (21,309,672)       (591,416)    (1,909,335)
--------------------------------------------------------------------------------
Net unrealized appreciation         $ 28,059,062      $1,183,900    $(1,414,584)
================================================================================

4. Capital Loss Carryforward

At October 31, 1998, the Fund had capital loss carryforwards available to offset future realized capital gains, if any, for Federal income tax purposes of approximately $11,604,000, $6,496,000 and $852,000 for SBIE, SBPB and
GTGSI, respectively. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amounts and expiration of the carryforward losses are indicated below. Expiration occurs on October 31 of the year indicated.

Portfolio                     2003       2004           2005              2006
================================================================================
SBIE                       $947,000         --       $2,625,000       $8,032,000
--------------------------------------------------------------------------------
SBPB                        305,000    $452,000       1,549,000        4,190,000
--------------------------------------------------------------------------------
GTGSI                           --          --              --           852,000
================================================================================

--------------------------------------------------------------------------------
30                                            1998 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

5. Forward Foreign Currency Contracts

At October 31, 1998, the Portfolios had open forward foreign currency contracts as described below. The Portfolios bear the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts is reflected as follows:

                                    Local        Market   Settlement  Unrealized
Foreign Currency                   Currency       Value      Date    Gain (Loss)
================================================================================
Smith Barney International Equity

To Buy:
Mexican Peso                       1,361,907    $134,536    11/3/98   $   225
Mexican Peso                         359,834      35,546    11/4/98      (151)
--------------------------------------------------------------------------------
Total Unrealized Gain on Forward
  Foreign Currency Contracts                                          $    74
================================================================================
Smith Barney Pacific Basin

To Sell:
Japanese Yen                       4,732,091    $ 40,637    11/4/98   $  (175)
--------------------------------------------------------------------------------
To Buy:
Hong Kong Dollar                   1,584,356     204,250    11/2/98        16
Singapore Dollar                     119,541      73,632    11/3/98       --
Singapore Dollar                     146,837      90,383    11/4/98      (173)
--------------------------------------------------------------------------------
Total Unrealized Loss on Forward
  Foreign Currency Contracts                                          $  (332)
================================================================================

GT Global Strategic Income
To Sell:
Canadian Dollar                      410,000    $265,647    3/18/98   $  (764)
German Deutschemark                  757,691     457,555    11/2/98       (97)
Japanese Yen                       7,400,000      63,757   11/27/98    (1,468)
--------------------------------------------------------------------------------
Total Unrealized Loss on Forward
  Foreign Currency Contracts                                          $(2,329)
================================================================================
6. Futures Contracts

Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker,

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    31

================================================================================
Notes to Financial Statements (continued)
================================================================================

depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios' basis in the contract.

The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 1998, the Portfolios had no open futures contracts.

7. Option Contracts

Premiums paid when put or call options are purchased by the Portfolios represent investments, which are marked-to-market daily and are included in the schedules of investments. When a purchased option expires,the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

At October 31, 1998, the Portfolios did not hold any purchased call or put options.

When the Portfolios write a covered call or put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain equal to the amount of the premium received. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When written index options are exercised, settlement is made in cash.

--------------------------------------------------------------------------------
32                                            1998 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of loss if the market price of the underlying security declines.

During the year ended October 31, 1998, the Portfolios did not write any options.

8. Reverse Repurchase Agreement

GTGSI may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by GTGSI of securities that it holds with an agreement by GTGSI to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by GTGSI may decline below the repurchase price of the securities. GTGSI will establish a segregated account with its custodian, in which GTGSI will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

At October 31, 1998, GTGSI had no open reverse repurchase agreements.

9. Lending of Portfolio Securities

The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities, high quality money market instruments or other securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in segregated accounts.

The Portfolios maintain exposure for the risk of any loss in the investment of amounts received as collateral.

At October 31, 1998, the Portfolios listed below had loaned common stocks which were collateralized by cash and securities. The market value for the securities on loan for each portfolio was as follows:

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    33

================================================================================
Notes to Financial Statements (continued)
================================================================================

Portfolio                                                                Value
================================================================================
SBIE                                                                 $24,425,010
--------------------------------------------------------------------------------
SBPB                                                                   1,146,186
================================================================================

At October 31, 1998, the cash collateral received for these securities on loan was invested as follows:

Smith Barney International Equity Portfolio

Security Description                                                     Value
================================================================================
Time Deposits:
  Banque Bruxelles Lambert London, 5.563% due 11/2/98                 $1,256,691
  Banca Commerciale Italiano London, 5.594% due 11/2/98                1,256,691
  Bank of Austria, 5.563% due 11/2/98                                  1,256,691
  Deutsche Bank London, 5.500% due 11/2/98                             1,256,691
  Rabobank, London, 5.594% due 11/2/98                                 1,256,691
  Generale Bank, 5.563% due 11/2/98                                    1,256,691
  Den Norske Bank, 5.563% due 11/2/98                                  1,256,691
  Credit Commerciale London, 5.625% due 11/2/98                        1,256,691
  Credit Local de France, 5.625% due 11/2/98                           1,256,691
  Dresdner Bank, 5.625% due 11/2/98                                    1,256,691
  Bayerische Landesbank, London, 5.625% due 11/2/98                    1,256,691
  Citibank London, 5.781% due 11/2/98                                  1,256,691
  Landesbank Hessen Thuringen, 5.750% due 11/2/98                      1,256,691
  Credit Communal de Belgique, G.C., 5.375% due 11/2/98                   64,746
Commercial Paper:
  General Electric Credit Corp., 5.693% due 11/2/98                    1,256,094
  Ford Motor Credit Corp., 5.693% due 11/2/98                          1,256,094
  Trident Capital Finance Inc., 5.803% due 11/2/98                     1,256,082
  New Center Asset Trust, 5.723% due 11/2/98                           1,256,091
  Associate Corp. of North America, 5.723% due 11/2/98                 1,256,091
  GoIdman Sachs Group LP, 5.753% due 11/2/98                           1,141,898
Loan Participation:
  J & H Marsh & McLennan Inc., 5.850% due 11/2/98                      1,256,690
--------------------------------------------------------------------------------
Total                                                                $25,080,769
================================================================================

--------------------------------------------------------------------------------
34                                            1998 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

Smith Barney Pacific Basin Portfolio

Security Description                                                      Value
================================================================================
Time Deposits:
  Banque Bruxelles Lambert London, 5.563% due 11/2/98                    $33,573
  Banca Commerciale Italiano London, 5.594% due 11/2/98                   33,573
  Bank of Austria, 5.563% due 11/2/98                                     33,573
  Deutsche Bank London, 5.500% due 11/2/98                                33,573
  Rabobank, London, 5.594% due 11/2/98                                    33,573
  Generale Bank, 5.563% due 11/2/98                                       33,573
  Den Norske Bank, 5.563% due 11/2/98                                     33,573
  Credit Commerciale London, 5.625% due 11/2/98                           33,573
  Credit Local de France, 5.625% due 11/2/98                              33,573
  Dresdner Bank, 5.625% due 11/2/98                                       33,573
  Bayerische Landesbank, London, 5.625% due 11/2/98                       33,573
  Citibank London, 5.781% due 11/2/98                                     33,573
  Landesbank Hessen Thuringen, 5.750% due 11/2/98                         33,573
  Credit Communal de Belgique, G.C., 5.375% due 11/2/98                    1,730
Commercial Paper:
  General Electric Credit Corp., 5.693% due 11/2/98                       33,557
  Ford Motor Credit Corp., 5.693% due 11/2/98                             33,557
  Trident Capital Finance Inc., 5.803% due 11/2/98                        33,557
  New Center Asset Trust, 5.723% due 11/2/98                              33,557
  Associate Corp. of North America, 5.723% due 11/2/98                    33,557
  Goldman Sachs Group LP, 5.753% due 11/2/98                              30,506
Loan Participation:
  J & H Marsh & McLennan Inc., 5.850% due 11/2/98                         33,570
--------------------------------------------------------------------------------
Total                                                                   $670,040
================================================================================

In addition to the above noted cash collateral, the Portfolios held securities collateral with market values of $123,608 and $465,748 for SBIE and SBPB, respectively, as of October 31, 1998.

Interest income earned by the Portfolios from securities loaned for the year ended October 31, 1998 was as follows:

================================================================================
SBIE                                                                    $111,017
--------------------------------------------------------------------------------
SBPB                                                                       4,432
--------------------------------------------------------------------------------
GTGSI                                                                      5,814
================================================================================

10. Portfolio Concentration

The Portfolios' investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    35

================================================================================
Notes to Financial Statements (continued)
================================================================================

or economic developments, all of which could affect the market and/or credit risk of the investments. As of October 31, 1998, 59.4% of SBPB's total investments were concentrated in Japan.

In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counter-parties to meet the terms of their contracts.

11. Securities Traded on a To-Be-Announced Basis

SBIE and GTGSI may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At October 31, 1998, the Portfolios did not hold any TBA securities.

12. Capital Shares

At October 31, 1998, the Fund had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

Transactions in shares of each Portfolio were as follows:

                                            Year Ended            Year Ended
                                         October 31, 1998      October 31, 1997
================================================================================
Smith Barney International Equity
Shares sold                                 22,047,632            11,728,929
Shares issued on reinvestment                       --                12,902
Shares redeemed                            (20,807,481)           (6,948,446)
--------------------------------------------------------------------------------
Net Increase                                 1,240,151             4,793,385
================================================================================
Smith Barney Pacific Basin
Shares sold                                  5,029,477             3,912,494
Shares issued on reinvestment                   29,142                11,185
Shares redeemed                             (5,458,082)           (3,364,536)
--------------------------------------------------------------------------------
Net Increase (Decrease)                       (399,463)              559,143
================================================================================
GT Global Strategic Income
Shares sold                                    363,584              847,390
Shares issued on reinvestment                  274,478              147,094
Shares redeemed                               (407,668)            (198,015)
--------------------------------------------------------------------------------
Net Increase                                   230,394              796,469
================================================================================

--------------------------------------------------------------------------------
36                                            1998 Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of capital stock outstanding throughout each year ended October 31:


Smith Barney International
  Equity Portfolio                    1998       1997       1996       1995        1994(1)
=======================================================================================
Net Asset Value,
  Beginning of Year                  $13.23     $12.18     $10.48     $10.55     $10.00
---------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)(2)      0.05       0.01       0.02       0.03(*)   (0.03)
  Net realized and
    unrealized gain (loss)            (0.68)      1.05       1.69      (0.10)      0.58
---------------------------------------------------------------------------------------
Total Income (Loss) From Operations   (0.63)      1.06       1.71      (0.07)      0.55
---------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                  --      (0.01)     (0.01)        --         --
---------------------------------------------------------------------------------------
Total Distributions                      --      (0.01)     (0.01)        --         --
---------------------------------------------------------------------------------------
Net Asset Value, End of Year         $12.60     $13.23     $12.18     $10.48     $10.55
---------------------------------------------------------------------------------------
Total Return                          (4.76)%     8.73%     16.36%     (0.66)%     5.50%++
---------------------------------------------------------------------------------------
Net Assets, End of Year (000s)     $224,207   $219,037   $143,323    $53,538    $13,811
---------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                          1.00%      1.01%      1.10%      1.44%      1.20%+
  Net investment income (loss)         0.37       0.09       0.23       0.25      (0.73)+
---------------------------------------------------------------------------------------
Portfolio Turnover Rate                  34%        38%        41%        29%        --
=======================================================================================

(1) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(2) The Manager waived part of its fees for the year ended October 31, 1994. If such fees were not waived, the effect on the net investment loss and the expense ratio would have been as follows:

                                     Per Share
                                   Increase to Net             Expense Ratios
                                  Investment Loss            Without Fee Waiver
                                  ---------------            ------------------
      1994                            $0.03                         2.00%+

     In addition, during the years ended October 31, 1996 and 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. When the credits are taken into consideration the expense ratios are 1.05% and 1.21%, respectively; prior year numbers have not been restated to reflect these adjustments.
(*)  Includes realized gains and losses from foreign currency transactions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    37

================================================================================
Financial Highlights (continued)
================================================================================

For a share of capital stock outstanding throughout each year ended October 31:


Smith Barney
  Pacific Basin Portfolio              1998(1)    1997       1996       1995       1994(2)
=======================================================================================
Net Asset Value,
  Beginning of Year                   $8.04      $9.75      $8.95     $10.10     $10.00
---------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)(3)       --       (0.01)      0.08      (0.04)(*)  (0.04)
  Net realized and
    unrealized gain (loss)            (1.14)     (1.64)      0.75      (1.11)      0.14
---------------------------------------------------------------------------------------
Total Income (Loss) From Operations   (1.14)     (1.65)      0.83      (1.15)      0.10
---------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income               (0.09)     (0.06)     (0.03)        --         --
---------------------------------------------------------------------------------------
Total Distributions                   (0.09)     (0.06)     (0.03)        --         --
---------------------------------------------------------------------------------------
Net Asset Value, End of Year          $6.81      $8.04      $9.75      $8.95     $10.10
---------------------------------------------------------------------------------------
Total Return                         (14.09)%   (17.02)%     9.26%    (11.39)%     1.00%++
---------------------------------------------------------------------------------------
Net Assets, End of Year (000s)      $12,728    $18,225    $16,657     $7,122     $4,238
---------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                          1.56%      1.38%      1.34%      1.83%      1.26%+
  Net investment income (loss)        (0.03)     (0.08)      0.47      (0.51)     (0.93)+
---------------------------------------------------------------------------------------
Portfolio Turnover Rate                 136%       156%        59%        28%        --
=======================================================================================

(1) Per share amounts have been calculated using the average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(3) The Manager waived all or part of its fees for the years ended October 31, 1996, October 31, 1995 and the period ended October 31, 1994. In addition, the Manager reimbursed the Portfolio for $9,778 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the effect on the net investment loss and the expense ratios would have been as follows:

                                     Per Share                  Expense Ratios
                                     (Increase)              Without Fee Waiver,
                                   Decrease to Net            Reimbursement and
                              Investment Income (Loss)         Custody Credits
                              ------------------------       -------------------
      1996                             $0.02                         1.58%
      1995                              0.03                         2.23
      1994                              0.06                         2.82+

     In addition, during the years ended October 31, 1996 and 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration the expense ratios are 1.17% and 1.30%, respectively; prior year numbers have not been restated to reflect these adjustments.
 (*) Includes realized gains and losses from foreign currency transactions.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

--------------------------------------------------------------------------------
38                                            1998 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of capital stock outstanding throughout each year ended October 31:

GT Global Strategic
  Income Portfolio                     1998       1997(1)    1996       1995      1994(2)
=======================================================================================
Net Asset Value,
  Beginning of Year                  $12.52     $12.45     $10.77      $9.95     $10.00
---------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)             0.84       0.75       0.74       0.64(*)    0.17
  Net realized and
    unrealized gain (loss)            (1.09)      0.36       1.36       0.28      (0.22)
---------------------------------------------------------------------------------------
Total Income (Loss) From Operations   (0.25)      1.11       2.10       0.92      (0.05)
---------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income               (0.66)     (0.46)     (0.42)     (0.10)        --
  Net realized gains                  (0.64)     (0.58)        --         --         --
---------------------------------------------------------------------------------------
Total Distributions                   (1.30)     (1.04)     (0.42)     (0.10)        --
---------------------------------------------------------------------------------------
Net Asset Value, End of Year         $10.97     $12.52     $12.45     $10.77      $9.95
---------------------------------------------------------------------------------------
Total Return                          (2.50)%     9.32%     20.07%      9.37%     (0.50)%++
---------------------------------------------------------------------------------------
Net Assets, End of Year (000s)      $28,131    $29,232    $19,152     $8,397     $2,624
---------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                          1.03%      1.07%      1.23%      1.47%      1.07%+
  Net investment income                7.31       6.05       6.87       6.44       4.58+
---------------------------------------------------------------------------------------
Portfolio Turnover Rate                 280%       161%       192%       295%        56%
=======================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(3) The Manager waived all or part of its fees for the years ended
    October 31, 1996, October 31, 1995 and the period ended October 31, 1994. In addition, the Manager reimbursed the Portfolio for $18,556 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and expense ratios would have been as follows:

                                                                Expense Ratios
                                                             Without Fee Waiver,
                                 Per Share Decreases          Reimbursement and
                              to Net Investment Income          Custody Credits
                              ------------------------       -------------------
      1996                             $0.02                         1.38%
      1995                              0.04                         1.93
      1994                              0.13                         4.53+

     In addition, during the years ended October 31, 1996 and 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration the expense ratios are 1.11% and 1.11%, respectively; prior year numbers have not been restated to reflect these adjustments.
 (*) Includes realized gains and losses from foreign currency transactions.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    39

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Directors of
Travelers Series Fund Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Smith Barney International Equity, Smith Barney Pacific Basin and GT Global Strategic Income Portfolios of Travelers Series Fund Inc. as of October 31, 1998, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period from June 16, 1994 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney International Equity, Smith Barney Pacific Basin and GT Global Strategic Income Portfolios of Travelers Series Fund Inc. as of October 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period from June 16, 1994 to October 31, 1994, in conformity with generally accepted accounting principles.

New York, New York
December 18, 1998

                           /s/ KPMG Peat Marwick LLP

--------------------------------------------------------------------------------
40                                       1998 Annual Report to Shareholders

================================================================================
Tax Information (unaudited)
================================================================================

For Federal tax purposes GTGSI hereby designates for the fiscal year ended October 31, 1998:

   o  Long-term capital gain distributions paid:

      -GTGSI                                     $528,150

   o A total of 7.87% of the ordinary dividends paid by GTGSI from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    41

                                                     SalomonSmithBarney
                                                     ---------------------------
                                                     A member of citigroup[LOGO]



Directors                         Investment Managers
Victor K. Atkins                  Mutual Management Corp.
A. E. Cohen                       Travelers Investment Advisers, Inc.
Robert A. Frankel
Rainer Greeven                    Custodian
Susan M. Heilbron                 The Chase Manhattan Bank
Heath B. McLendon, Chairman

                                  Annuity Administration
Officers                          Travelers Annuity Investor Services
Heath B. McLendon                 5 State House Square
President and                     1 Tower Square
Chief Executive Officer           Hartford, CT 06183

Lewis E. Daidone
Senior Vice President             This report is submitted for the general
and Treasurer                     information of the shareholders of
                                  Travelers Series Fund Inc. -- Smith
Jeffrey J. Russell                Barney International Equity, Smith
Vice President                    Barney Pacific Basin and GT Global
                                  Strategic Income Portfolios. It is not
Irving P. David                   authorized for distribution to prospective
Controller                        investors unless accompanied or preceded
                                  by a current Prospectus for the Portfolios,
Christina T. Sydor                which contains information concerning the
Secretary                         Portfolios' investment policies and expenses
                                  as well as other pertinent information.

                                  Salomon Smith Barney is a service mark
                                  of Salomon Smith Barney Inc.

                                  Travelers Series Fund Inc.
                                  388 Greenwich Street
                                  New York, New York 10013

                                  www.smithbarney.com

                                  IN0252 12/98

                              [GRAPHIC]


                              Travelers Series Fund Inc.

                              Smith Barney High Income
                              Portfolio

                              Putnam Diversified Income
                              Portfolio

                              -------------
                              ANNUAL REPORT
                              -------------

                              October 31, 1998


                       [LOGO] Smith Barney Mutual Funds
                              Investing for your future.
                              Every day.(R)

Travelers Series                                            [PHOTO]
Fund Inc.
                                                            HEATH B.
                                                            MCLENDON

                                                            Chairman

Dear Shareholder:

We are pleased to provide the annual report for the Travelers Series Fund Inc. - Smith Barney High Income and Putnam Diversified Income Portfolios ("Portfolios") for the year ended October 31, 1998. In this report, we summarize the period's prevailing economic and market conditions and outline the investment strategy employed by each Portfolio. A detailed summary of performance and current holdings can be found in the appropriate sections that follow.

Portfolio Highlights
Smith Barney High Income Portfolio

The Smith Barney High Income Portfolio seeks high current income. Capital appreciation is a secondary objective. For the period ended October 31, 1998, the Smith Barney High Income Portfolio returned a negative 3.38%. In comparison, the Fund's Lipper Inc. ("Lipper") peer group averaged a negative total return of 11.08% for the same period. (Lipper is an independent fund-tracking organization.)

The high yield bond market bottomed out during the month of October with the decline in prices ending with the second Federal Reserve Board ("Fed") interest rate cut on October 15, 1998. (The Fed reduced the federal-funds rate for the third time in seven weeks on November 17, 1998 after this letter was written.) During the first half of the month, the high yield bond market continued to deteriorate with investors continuing to move to the safety of the U.S. Treasury market and away from riskier asset classes such as high yield bonds. However, when the Fed cut interest rates for the second time, the high yield bond market responded favorably over the last two weeks of October and first two weeks of November. Within the high yield bond market, returns were also directly correlated to credit quality with higher-quality "BB"-rated issues outperforming lower quality "B" and "CCC"-rated issues. The stock markets reacted much more positively to this stimulative Fed monetary policy with total returns ranging between 4% to 8%, with the highest returns generated by larger-capitalization stocks in the S&P 500 and Dow Jones Industrial Average. The U.S. Treasury market reacted poorly to the Fed's easing of monetary policy.



--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     1

While the current U.S. economy remains generally supportive of a broad range of U.S. companies and inflation continues to be modest, there is some concern that the Asian economic crisis as well as recent financial market turmoil may force the U.S. economy into a recession. So far, the portfolio manager has neither seen nor does he expect to see a material increase in bankruptcies among most companies that issue high-yield bonds.

While there could be some increase in failure rates of some companies, the portfolio manager believes it will be confined to the more vulnerable lower-quality companies in industries marked by significant competition and declining prices. Yet, there is no question that the U.S. economy is slowing down somewhat, especially among some commodity companies that either export products overseas or compete with lower-cost imports.

During the reporting period, the High Income Portfolio remained cautiously positioned with a heavy emphasis in better quality, intermediate maturity "B" and "BB" rated high-yield bonds. In addition, the Portfolio continued to emphasize telecommunication issues as well as cable and media issues.

As high yield bond spreads continued to widen during the past year, the portfolio manager began to take advantage of what he believed were attractively priced "B"-rated issues. Given the continued problems in Asia, the manager plans to remain underweighted in basic commodity industries such as steel, forest products and petrochemicals, industries that have been negatively affected by deflationary trends over the past 12 months. (Deflation is when prices actually fall. Deflation should not be confused with disinflation, which is the slowing down of the rate at which prices increase.)

Moreover, the portfolio manager believes that it's still an open question whether or not Asia's problems will have a significant negative impact on overall U.S. economic growth. Nevertheless, the Fed remains vigilant about the potential for a pronounced deterioration in U.S. economic growth as witnessed by its recent reductions in short-term interest rates to prevent the current slowdown from turning into a major recession. The portfolio manager anticipates that this monetary policy on the part of the Fed should go a long way towards stabilizing the financial markets both here and abroad.

The portfolio manager believes that the High Income Portfolio is appropriately positioned for current economic conditions. While he still expects economic growth to slow and corporate profit margins to deteriorate for the remainder of 1998, he does not anticipate a recession at this time, especially in light of the Fed's actions in lowering short-term interest rates. Moreover, given the higher volatility in the financial markets, he plans on maintaining the Portfolio's relatively sound credit quality orientation.


--------------------------------------------------------------------------------
2                                             1998 Annual Report to Shareholders

Putnam Diversified Income Portfolio

For the year ended October 31, 1998, the Putnam Diversified Income Portfolio ("Portfolio") returned a negative 0.65%. In comparison, the Lehman Brothers Aggregate Bond Index posted a total return of 3.46% over the same period. (The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of the Lehman Intermediate Government/Corporate Bond Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed securities.)

Throughout the year ended October 31, 1998, resurgent financial and political instability in many of the world's developing countries has had a dramatic effect on securities markets around the globe. As Asia's woes intensified and Russia's currency crisis hit the boiling point, all three of the Portfolio's bond sectors -- U.S. taxable investment grade bonds, foreign bonds, and high yield bonds -- were affected in some manner.

The Portfolio's investment strategy throughout the year was to hold firm in its emphasis on the so-called spread sectors -- those areas of the bond market in which the most attractive yields exist such as high-yield bonds, high-grade corporate issues, mortgage-backed securities and a bit of emerging-markets debt. The reasoning behind this approach involves a time-tested belief that by overweighting the spread sectors in combination with some exposure to U.S. Government securities, the Portfolio's holdings would offer the potential to outperform the broad bond market over the long term.

While this approach has greatly benefited the Portfolio since its inception, a dramatic about-face occurred in the final months of the reporting period. The Portfolio's U.S. Treasury securities and mortgage-backed issues became the dominant performers as a result of a global flight to quality, while the high-yield and investment-grade corporate bond positions suffered a severe setback. The Portfolio's focus on the core bond markets of Europe stood the Portfolio in good stead and helped provide some support in the wake of capsizing emerging-markets debt.

Seven years of price gains in the high-yield bond market were effectively eradicated this past summer for reasons that had more to do with global investor sentiment than with U.S. business and economic fundamentals. Signs of recession in other countries, an unexpectedly weak U.S. jobs report, lower-than-expected corporate earnings forecasts, Russia's financial collapse, and broad-based selling of high-yield debt by highly leveraged, distressed hedge funds to meet margin calls created a "sky-is-falling" atmosphere. In response, investors exited out of just about any bond with credit risk. The spread between high-yield bonds and U.S. Treasury securities (i.e., the difference in yield between bonds with similar maturities) had widened by nearly 7% at the reporting period's end.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     3

As disturbing as the market rout has been, the Portfolio is holding firm to its high-yield bond positions for what the managers believe are sound, fundamental reasons. The forces that pushed U.S. Treasury bonds, stocks, and high-yield bonds higher for most of the period -- solid economic growth, healthy corporate profitability, subdued inflation and low interest rates -- remain in place and continue to provide ideal conditions for high-yield bond investing. Indeed, the high-yield bond sector was the top-performing global bond sector through June. Merger and acquisition activity is still brisk, defaults remain low and the fiscal health of corporate America and the U.S. government is far better than it has been in years.

Bonds in the telecommunications, broadcasting, cable, and finance industries remain the Portfolio's primary focus. The ongoing consolidation, deregulation, and dynamic long-term growth potential of these industries bode well for companies that are focused and driven.

Since Asia's troubles first attracted the attention of investors worldwide last October, the U.S. Treasury market has experienced a most impressive and historic rally. Investors flocked to the high credit quality of U.S. Treasury bonds throughout the Portfolio's fiscal period. Because bond yields move in the opposite direction from their prices, this surge in demand caused the yield on the bellwether 30-year Treasury bond to ratchet steadily downward to below 5%, a level not seen in the bond's 21-year history. The Portfolio's exposure to the U.S. Treasury market significantly helped its performance, buoying its share price as other bond sectors came under considerable pressure.

Higher-yielding, mortgage-backed securities, however, were the Portfolio's main focus within the U.S. government sector. While this strategy prohibited the Portfolio from participating fully in the U.S. Treasury market rally, the managers' focus on securities with lower prepayment sensitivity, such as adjustable-rate, lower-coupon, and 15-year maturity mortgage-backed securities, did benefit the Portfolio's performance. Classified as intermediate-term maturities, the mortgage-backed issues the Portfolio held provided the Portfolio with what was believed to be the best duration exposure as the yield curve flattened through June and then steepened near period's end. (Duration is a measure of sensitivity to interest-rate changes. The yield curve is the difference between short- and long-term interest rates.)

As did U.S. bonds, developed-country bonds in Europe benefited from the global flight to quality, posting solid returns in local currency terms over the period. The Portfolio focused on core European markets, such as Germany, France, and Great Britain, at the expense of the higher-yielding peripheral markets, such as Spain, Italy, and Sweden, which until recently had performed better.

As the U.S. dollar weakened against most other major currencies this past summer, the Portfolio's managers elected, insofar as possible, to avoid hedging currencies


--------------------------------------------------------------------------------
4                                             1998 Annual Report to Shareholders
back to the U.S. dollar. When translated back to U.S. dollars, its investment strategy served to enhance the local foreign bond returns. The upcoming unification of monetary policy and interest rates across 11 European countries -- and everything else that Europe's Economic and Monetary Union ("EMU") promises -- convinced the Portfolio's managers to stay the course with their core European holdings.

The Portfolio's exposure to emerging markets, although limited, hindered returns as the crisis in Asia worsened and Russia's financial system collapsed. The Portfolio held a small amount of Russian debt, which was sold before the worst of the turmoil took place. The managers continue to avoid Japanese government bonds, anticipating that the sad state of economic affairs in that country may well continue for some time.

At the time of this writing, a good portion of the broad bond market is being priced as if the domestic and global economic situation were in a dire state. The Portfolio's managers do not hold that view, believing instead that fundamental forces at work all over the globe -- the EMU, positive budget developments in the United States and many other developed nations, low inflation, stable-to-declining interest rates and economic recovery and/or continued growth -- are providing a positive backdrop for bond investing worldwide.

Having said that, however, the portfolio managers are not so naive as to suggest that the current period of volatility is drawing to a close. Indeed, it may well continue in the near term. But with volatility comes the opportunity to add selectively -- at highly attractive prices -- to well-researched positions that stand to benefit from a change in market sentiment. The portfolio managers look forward to the challenges that may lie ahead, confident that the Portfolio's multi-sector strategy should again demonstrate its full investment potential over the long run.

In closing, thank you for your investment in the Travelers Series Fund Inc. - Smith Barney High Income and Putnam Diversified Income Portfolios. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

November 16, 1998



--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     5

================================================================================
                       Smith Barney High Income Portfolio
================================================================================
================================================================================
Historical Performance
================================================================================

                                   Net Asset Value
                             ---------------------------
                             Beginning             End              Income           Capital Gain            Total
Year Ended                    of Year            of Year           Dividends         Distributions          Returns+
====================================================================================================================
10/31/98                       $13.25             $11.97               $0.74              $0.17              (3.38)%
--------------------------------------------------------------------------------------------------------------------
10/31/97                        12.09              13.25                0.66               0.06              16.24
--------------------------------------------------------------------------------------------------------------------
10/31/96                        11.26              12.09                0.50               0.00              12.17
--------------------------------------------------------------------------------------------------------------------
10/31/95                        10.07              11.26                0.22               0.00              14.30
--------------------------------------------------------------------------------------------------------------------
6/16/94*-10/31/94               10.00              10.07                0.00               0.00               0.70++
====================================================================================================================
Total                                                                  $2.12              $0.23
====================================================================================================================

================================================================================
                       Putnam Diversified Income Portfolio
================================================================================
================================================================================
Historical Performance
================================================================================

                                   Net Asset Value
                             ---------------------------
                             Beginning             End              Income           Capital Gain            Total
Year Ended                    of Year            of Year           Dividends         Distributions          Returns+
====================================================================================================================
10/31/98                       $12.31             $11.70               $0.42              $0.14              (0.65)%
--------------------------------------------------------------------------------------------------------------------
10/31/97                        11.99              12.31                0.56               0.09               8.44
--------------------------------------------------------------------------------------------------------------------
10/31/96                        11.46              11.99                0.39               0.13               9.43
--------------------------------------------------------------------------------------------------------------------
10/31/95                        10.18              11.46                0.09               0.00              13.55
--------------------------------------------------------------------------------------------------------------------
6/16/94*-10/31/94               10.00              10.18                0.00               0.00               1.80++
====================================================================================================================
Total                                                                  $1.46              $0.36
====================================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

================================================================================
Average Annual Total Returns+
================================================================================

                                      Smith Barney High                    Putnam Diversified
                                      Income Portfolio                      Income Portfolio
================================================================================================
Year Ended 10/31/98                        (3.38)%                              (0.65)%
------------------------------------------------------------------------------------------------
6/16/94* through 10/31/98                   8.86                                 7.33
================================================================================================


================================================================================
Cumulative Total Returns+
================================================================================

                                      Smith Barney High                    Putnam Diversified
                                      Income Portfolio                      Income Portfolio
================================================================================================
6/16/94* through 10/31/98                   45.00%                               36.28%
================================================================================================

+    Assumes the reinvestment of all dividends and capital gains distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*    Commencement of operations.

--------------------------------------------------------------------------------
6                                             1998 Annual Report to Shareholders

================================================================================
Historical Performance (unaudited)
================================================================================

                   Growth of $10,000 Invested in Shares of the
                     Smith Barney High Income Portfolio vs.
               Salomon Smith Barney Intermediate High Yield Index+

--------------------------------------------------------------------------------
                            June 1994 -- October 1998


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                                         Salomon Smith Barney
                             Smith Barney High               Intermediate
                             Income Poertfolio             High Yield Index
                             -----------------             ----------------
6/16/94                          $10,000                       $10,000
10/94                            $10,070                       $10,113
10/95                            $11,510                       $11,723
10/96                            $12,912                       $12,690
10/97                            $15,008                       $14,580
10/31/98                         $14,500                       $14,501


+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney High Income Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1998. The Salomon Smith Barney Intermediate High Yield Index is comprised of 434 issues, both cash-pay and deferred interest bonds with a remaining maturity of at least seven years, but less than ten years. The bonds are all public, non-convertible issues with at least $50 million outstanding. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     7

================================================================================
Historical Performance (unaudited)
================================================================================

                   Growth of $10,000 Invested in Shares of the
             Putnam Diversified Income Portfolio vs. Lehman Brothers
                  Aggregate Bond Index and Salomon Smith Barney
                      Non-U.S. World Government Bond Index+

--------------------------------------------------------------------------------
                            June 1994 -- October 1998


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


                                                     Salomon Smith Barney Non-U.S.
                            Putnam Diversified             World Government              Lehman Brothers Aggregate
                             Income Portfolio            Bond Index- Unhedged                    Bond Index
                             ----------------            --------------------                    ----------
6/16/94                          $10,000                       $10,000                            $10,000
10/94                            $10,180                       $10,554                            $10,052
10/95                            $11,560                       $12,155                            $11,626
10/96                            $12,650                       $12,818                            $12,305
10/97                            $13,706                       $14,410                            $13,399
10/31/98                         $13,628                       $16,254                            $14,651



+ Hypothetical illustration of $10,000 invested in shares of the Putnam Diversified Income Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1998. The Lehman Brothers Aggregate Bond Index is comprised of over 6,500 issues of U.S. Treasuries, Agencies, Corporate Bonds and Mortgage-Backed Securities. The Salomon Smith Barney Non-U.S. World Government Bond Index - Unhedged is comprised of fixed rate bonds with a maturity of one year or longer, and at least $25 million outstanding. This index includes securities from 10 countries, providing a comprehensive measure of the total return performance of the domestic bond markets in each country included, as well as the ten combined countries. These indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.


--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

================================================================================
Schedules of Investments                                        October 31, 1998
================================================================================

                      SMITH BARNEY HIGH INCOME PORTFOLIO

      FACE
     AMOUNT    RATING(a)                      SECURITY                                      VALUE
=====================================================================================================
CORPORATE BONDS AND NOTES -- 92.1%
Aerospace/Defense -- 2.1%
$2,550,000     BB          Airplanes Pass Through Trust, Corporate Collateralized
                               Mortgage Obligation, Series D, 10.875% due 3/15/19        $  2,710,625
   565,000     B1*         BE Aerospace Inc., Sr. Sub. Notes, 9.500% due 11/1/08              581,950
-----------------------------------------------------------------------------------------------------
                                                                                            3,292,575
-----------------------------------------------------------------------------------------------------
Banks/Savings and Loans -- 0.6%
 1,000,000     BB-         Ocwen Federal Bank, Sub. Debentures,
                               12.000% due 6/15/05                                            955,000
-----------------------------------------------------------------------------------------------------
Broadcasting - TV, Cable and Radio -- 13.8%
   680,000     B-          Capstar Broadcasting Corp., Sr. Discount Notes,
                               step bond to yield 10.857% due 2/1/09                          510,000
 1,475,000     BB-         Century Communications Corp., Sr. Notes,
                               8.750% due 10/1/07                                           1,548,750
 2,250,000     Ba3*        Chancellor Media Corp., Sr. Sub. Notes,
                               9.000% due 10/1/08(b)                                        2,261,250
 1,025,000     B2*         Comcast UK Cable Partners Ltd., Sr. Discount Debentures,
                               step bond to yield 10.729% due 11/15/07                        799,500
                           CSC Holdings Inc., Sr. Sub. Debentures:
 2,325,000     BB-             9.875% due 2/15/13                                           2,516,812
 1,300,000     BB-             10.500% due 5/15/16                                          1,504,750
   200,000     BB+             7.625% due 7/15/18                                             185,000
 1,250,000     BB-             9.875% due 4/1/23                                            1,375,000
                           Rogers Cablesystems Ltd.:
 2,000,000     BB+             Debentures, 10.000% due 3/15/05                              2,180,000
 2,000,000     BB+             Sr. Secured Debentures, 10.000% due 12/1/07                  2,180,000
 1,400,000     BB-             Sr. Sub. Debentures, 11.000% due 12/1/15                     1,611,750
   555,000     CCC+        Telemundo Holdings, Inc., Sr. Discount Notes,
                               zero coupon bond to yield 11.368% due 8/15/03(b)               288,600
                           TV Azteca SA de CV:
 1,000,000     Ba3*            Debentures, 10.125% due 2/15/04                                740,000
 1,700,000     Ba3*            Sr. Notes, 10.500% due 2/15/07                               1,232,500
 6,950,000     B           United International Holdings, Inc., Sr. Discount Notes,
                               step bond to yield 11.104% due 2/15/08                       3,266,500
-----------------------------------------------------------------------------------------------------
                                                                                           22,200,412
-----------------------------------------------------------------------------------------------------
Building/Construction -- 0.4%
   250,000     BB          Building Materials Corp., Sr. Notes, step bond to yield
                               10.015% due 7/1/04                                             250,000
   425,000     B+          Nortek Inc., Sr. Notes, 9.125% due 9/1/07                          420,750
-----------------------------------------------------------------------------------------------------
                                                                                              670,750
-----------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     9

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================

                      SMITH BARNEY HIGH INCOME PORTFOLIO

      FACE
     AMOUNT    RATING(a)                      SECURITY                                            VALUE
===========================================================================================================
Cellular and Other Wireless -- 7.9%
$3,400,000     B3*         Clearnet Communications, Inc., Sr. Discount Notes,
                               step bond to yield 12.536% due 12/15/05                         $  2,754,000
                           Dolphin Telecom PLC:
 1,575,000     B-              Sr. Discount Notes, step bond to yield
                                  14.103% due 6/1/08(b)                                             504,000
 1,575,000+    B-              Sr. Notes, step bond to yield 11.625% due 6/1/08                     786,058
 2,595,000     B-          Iridium LLC Capital Corp., Sr. Notes, 14.000% due 7/15/05              2,179,800
 3,200,000     B-          Millicom International Cellular S.A., Sr. Discount Notes,
                               step bond to yield 13.303% due 6/1/06                              1,664,000
   675,000     B2*         Nextel Communications Inc., Sr. Discount Notes,
                               step bond to yield 8.918% due 8/15/04                                632,813
   950,000     Ba3*        Orange PLC, Sr. Notes, 8.000% due 8/1/08                                 935,750
 1,000,000     B3*         Pagemart Nationwide Inc., Sr. Discount Notes,
                               step bond to yield 12.278% due 2/1/05                                877,500
 1,775,000     Caa*        Pagemart Wireless Inc., Sr. Discount Notes,
                               step bond to yield 11.250% due 2/1/08                                974,031
                           Telesystems International Wireless Inc., Sr. Discount Notes:
 2,550,000     CCC+            Step bond to yield 11.784% due 6/30/07                               969,000
 1,425,000     CCC+            Step bond to yield 10.980% due 11/1/07                               456,000
-----------------------------------------------------------------------------------------------------------
                                                                                                 12,732,952
-----------------------------------------------------------------------------------------------------------
Diversified/Conglomerate Manufacturing -- 3.1%
   425,000     BB-         CIA Latino Americana, Sr. Notes, 11.625% due 6/1/04                      309,719
   625,000     B-          Eagle-Picher Industries, Sr. Sub. Notes, 9.375% due 3/1/08               566,406
   950,000     B3*         Interlake Corp., Sr. Sub. Notes, 12.125% due 3/1/02                      907,250
 1,100,000     B2*         Intertek Finance PLC, Sr. Sub. Notes, 10.250% due 11/1/06                985,875
 1,775,000     B           Outboard Marine Corp., Sr. Notes, 10.750% due 6/1/08(b)                1,664,063
   550,000     B+          Park-Ohio Industries, Sr. Sub. Notes, 9.250% due 12/1/07                 530,750
-----------------------------------------------------------------------------------------------------------
                                                                                                  4,964,063
-----------------------------------------------------------------------------------------------------------
Diversified/Conglomerate Services -- 1.4%
 1,000,000     B-          Axiohm Transaction Solutions, Inc., Sr. Sub. Notes,
                               9.750% due 10/1/07                                                   920,000
 1,350,000     B-          Outsourcing Solutions, Inc., Sr. Sub. Notes,
                               11.000% due 11/1/06                                                1,235,250
-----------------------------------------------------------------------------------------------------------
                                                                                                  2,155,250
-----------------------------------------------------------------------------------------------------------
Electric Utilities -- 2.9%
                           AES Corp., Sr. Sub. Notes:
   325,000     Ba1*            10.250% due 7/15/06                                                  334,750
 2,225,000     Ba1*            8.500% due 11/1/07                                                 2,113,750
                           Calpine Corp., Sr. Notes:
 1,000,000     Ba2*            10.500% due 5/15/06                                                1,076,250
   850,000     Ba2*            8.750% due 7/15/07                                                   862,750


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                            1998 Annual Report to Shareholders

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================

                      SMITH BARNEY HIGH INCOME PORTFOLIO

      FACE
     AMOUNT    RATING(a)                       SECURITY                                             VALUE
===========================================================================================================
Electric Utilities -- 2.9% (continued)
$   13,661     BB          Midland Cogeneration Venture Limited Partnership,
                               Midland Funding, Debentures, Sr. Secured Lease
                               Obligation Bond, Series C, 10.330% due 7/23/02                  $     14,515
   400,000     BB-         Niagara Mohawk Power Corp., Sr. Discount Notes,
                               step bond to yield 8.243% due 7/1/10                                 291,500
-----------------------------------------------------------------------------------------------------------
                                                                                                  4,693,515
-----------------------------------------------------------------------------------------------------------
Electronics/Computers -- 6.3%
   672,000     B+          Celestica International Inc., Sr. Sub. Notes,
                               10.500% due 12/31/06                                                 719,040
 1,350,000     B           Fairchild Semiconductor Corp., Sr. Sub. Notes,
                               10.125% due 3/15/07                                                1,228,500
   500,000     B-          Graphic Controls Corp., Sr. Sub. Notes,
                               12.000% due 9/15/05                                                  565,000
                           Unisys Corp., Sr. Notes:
 2,000,000     Ba3*            12.000% due 4/15/03                                                2,240,000
 3,200,000     Ba3*            11.750% due 10/15/04                                               3,616,000
 1,900,000     B-          Viasystems Inc., Sr. Sub. Notes, 9.750% due 6/1/07                     1,681,500
-----------------------------------------------------------------------------------------------------------
                                                                                                 10,050,040
-----------------------------------------------------------------------------------------------------------
Finance Companies/Consumer Credit -- 2.0%
                           Amresco, Inc., Sr. Sub. Notes:
   500,000     B               10.000% due 3/15/04                                                  310,000
   700,000     B               9.875% due 3/15/05                                                   420,000
   700,000     NR          Ocwen Asset Investment, Sr. Notes, 11.500% due 7/1/05(b)                 420,000
 1,075,000     B2*         Ocwen Capital Trust, Notes, 10.875% due 8/1/27                           827,750
 1,400,000     BB-         Ocwen Financial Corp., Sr. Notes, 11.875% due 10/1/03                  1,246,000
-----------------------------------------------------------------------------------------------------------
                                                                                                  3,223,750
-----------------------------------------------------------------------------------------------------------
Food -- 2.0%
   600,000     B-          B&G Foods, Inc., Sr. Sub. Notes, 9.625% due 8/1/07                       564,000
 1,150,000     Ba3*        Carrols Corp., Sr. Notes, 11.500% due 8/15/03                          1,198,875
 1,250,000     B           Imperial Holly Corp., Sr. Sub. Notes, 9.750% due 12/15/07              1,181,250
   300,000     B           SC International Services, Inc., Sr. Sub. Notes,
                               9.250% due 9/1/07                                                    294,000
-----------------------------------------------------------------------------------------------------------
                                                                                                  3,238,125

-----------------------------------------------------------------------------------------------------------
Healthcare/Drugs/Hospital Supplies -- 8.7%
                           Columbia/HCA Healthcare Corp., Notes:
   600,000     BBB             7.000% due 7/1/07                                                    571,500
   200,000     BBB             7.250% due 5/20/08                                                   192,750
   200,000     BBB             6.630% due 7/15/45                                                   198,000
   150,000     B-          Fisher Scientific International Inc., Sr. Sub. Notes,
                               9.000% due 2/1/08                                                    145,875


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    11

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================

                      SMITH BARNEY HIGH INCOME PORTFOLIO

      FACE
     AMOUNT    RATING(a)                   SECURITY                                                 VALUE
====================================================================================================================================
Healthcare/Drugs/Hospital Supplies -- 8.7% (continued)
$  150,000     Ba3*        Fresenius Medical Capital Trust, Notes, 7.875% due 2/1/08            $    138,750
                           ICN Pharmaceuticals Inc., Sr. Notes:
 2,100,000     BB              9.250% due 8/15/05                                                  2,068,500
   275,000     BB              8.750% due 11/15/08(b)                                                268,469
                           Integrated Health Services, Sr. Sub. Notes:
 1,025,000     B2*             9.500% due 9/15/07                                                    943,000
 1,700,000     B2*             9.250% due 1/15/08                                                  1,547,000
 4,750,000     B-          Magellan Health Services Inc., Sr. Sub. Notes,
                               9.000% due 2/15/08(b)                                               4,049,375
 1,475,000     B-          Mariner Post-Acute Network Inc., Sr. Sub. Notes,
                               9.500% due 11/1/07                                                  1,371,750
                           Sun Healthcare Group, Inc., Sr. Sub. Notes:
 1,600,000     B2*             9.500% due 7/1/07                                                   1,200,000
 1,750,000     B2*             9.375% due 5/1/08(b)                                                1,303,750
------------------------------------------------------------------------------------------------------------
                                                                                                  13,998,719
------------------------------------------------------------------------------------------------------------
Hotel, Casinos and Gaming -- 1.7%
   450,000     B           Aztar Corp., Sr. Sub. Notes, 13.750% due 10/1/04                          496,125
   700,000     B-          Courtyard by Marriott, Sr. Secured Notes,
                               10.750% due 2/1/08                                                    703,500
   900,000     BB          Grand Casinos Inc., First Mortgage, 10.125% due 12/1/03                   948,375
   290,000     BB          HMH Properties, Sr. Notes, 7.875% due 8/1/08                              281,300
   200,000     BB+         Mohegan Tribal Gaming Authority, Sr. Secured Notes,
                               13.500% due 11/15/02                                                  258,250
------------------------------------------------------------------------------------------------------------
                                                                                                   2,687,550
------------------------------------------------------------------------------------------------------------
Insurance Companies -- 0.9%
 1,350,000     BB+         SIG Capital Trust, Sr. Notes, 9.500% due 8/15/27                        1,026,000
   450,000     BB-         Veritas Capital Trust, Trust Certificates, 10.000% due 1/1/28             424,125
------------------------------------------------------------------------------------------------------------
                                                                                                   1,450,125
------------------------------------------------------------------------------------------------------------
Leisure -- 0.7%
 1,150,000     B3*         SFX Entertainment Inc., Sr. Sub. Notes, 9.125% due 2/1/08               1,072,375
------------------------------------------------------------------------------------------------------------
Machinery -- 0.4%
   525,000     B-          Alvey Systems Inc., Sr. Sub. Notes, 11.375% due 1/31/03                   521,719
   150,000     B           Columbus McKinnon Corp., Sr. Sub. Notes,
                               8.500% due 4/1/08                                                     139,875
------------------------------------------------------------------------------------------------------------
                                                                                                     661,594
------------------------------------------------------------------------------------------------------------
Metals/Mining -- 0.5%
   800,000     B-          Haynes International, Inc., Sr. Notes, 11.625% due 9/1/04                 802,000
------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================

                      SMITH BARNEY HIGH INCOME PORTFOLIO

      FACE
     AMOUNT    RATING(a)                        SECURITY                                         VALUE
========================================================================================================
Oil Services -- 1.7%
$  455,000     B+          Cliffs Drilling Co., Sr. Notes, 10.250% due 5/15/03              $    478,888
   750,000     B-          DeepTech International Inc., Sr. Notes,
                               12.000% due 12/15/00                                              825,000
   450,000     B+          ICO Inc., Sr. Notes, 10.375% due 6/1/07                               420,750
   400,000     BB-         J. Ray McDermott SA, Sr. Sub. Notes, 9.375% due 7/15/06               419,500
   650,000     BB          Pride Petroleum, Sr. Notes, 9.375% due 5/1/07                         579,313
--------------------------------------------------------------------------------------------------------
                                                                                               2,723,451
--------------------------------------------------------------------------------------------------------
Oil/Natural Gas -- 5.8%
   500,000     B           Canadian Forest Oil Ltd., Sr. Sub. Notes,
                               8.750% due 9/15/07                                                446,250
 2,100,000     B+          Clark USA, Inc., Sr. Notes, 10.875% due 12/1/05                     1,974,000
                           Ocean Energy Inc.:
   850,000     BB-             Sr. Sub. Debentures, 9.750% due 10/1/06                           874,438
 3,300,000     BB-             Sr. Sub. Notes, 10.375% due 10/15/05                            3,448,500
   900,000     BB-             Sr. Sub. Notes, 8.875% due 7/15/07                                895,500
 1,000,000     BB-         Santa Fe Energy Resources, Sr. Sub. Debentures,
                               11.000% due 5/15/04                                             1,055,000
   675,000     B2*         Stone Energy Corp., Sr. Sub. Notes, 8.750% due 9/15/07                651,375
--------------------------------------------------------------------------------------------------------
                                                                                               9,345,063
--------------------------------------------------------------------------------------------------------
Packaging/Containers -- 0.8%
   775,000     B           Huntsman Packaging Corp., Sr. Sub. Notes,
                               9.125% due 10/1/07                                                689,750
   550,000+    B           Impress Metal Packaging, Sr. Sub. Notes,
                               9.875% due 5/29/07                                                332,085
   250,000     B-          Tekni-Plex, Inc., Sr. Sub. Notes, 9.250% due 3/1/08                   246,250
--------------------------------------------------------------------------------------------------------
                                                                                               1,268,085
--------------------------------------------------------------------------------------------------------
Paper/Forest Products/Printing -- 2.4%
   875,000     BB          Malette, Inc., Sr. Secured Notes, 12.250% due 7/15/04                 945,000
 2,600,000     B+          SD Warren Co., Sr. Sub. Notes, 12.000% due 12/15/04                 2,856,750
--------------------------------------------------------------------------------------------------------
                                                                                               3,801,750
--------------------------------------------------------------------------------------------------------
Personal Care Products/Cosmetics -- 2.2%
 1,900,000     B-          Revlon Consumer Products, Sr. Sub. Notes,
                               8.625% due 2/1/08                                               1,681,500
 3,100,000     B-          Revlon Worldwide, Series B, Sr. Discount Notes,
                               zero coupon bond to yield 12.182% due 3/15/01                   1,829,000
--------------------------------------------------------------------------------------------------------
                                                                                               3,510,500
--------------------------------------------------------------------------------------------------------
Pollution Control/Waste Removal -- 0.3%
   500,000     B+          Allied Waste, Inc., Sr. Sub. Notes, 10.250% due 12/1/06               545,000
--------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    13

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================

                      SMITH BARNEY HIGH INCOME PORTFOLIO

      FACE
     AMOUNT     RATING(a)                      SECURITY                                       VALUE
===========================================================================================================
Publishing -- 1.0%
$1,125,000+     NR          Middleweb PLC, Sr. Notes, 10.500% due 5/30/08                      $  1,639,117
-----------------------------------------------------------------------------------------------------------
Real Estate Development/REITs -- 1.2%
    625,000     B-          BF Saul REIT, Sr. Notes, 9.750% due 4/1/08                              520,313
  1,200,000     Baa3*       Trizec Finance Ltd., Sr. Notes, 10.875% due 10/15/05                  1,324,500
-----------------------------------------------------------------------------------------------------------
                                                                                                  1,844,813
-----------------------------------------------------------------------------------------------------------
Retail -- 0.7%
    300,000     B-          Advance Holdings, Sr. Discount Notes, step bond to
                                yield 12.592% due 4/15/09(b)                                        162,000
  1,000,000     B-          Advance Stores Co., Inc., Sr. Sub. Notes,
                                10.250% due 4/15/08(b)                                              950,000
-----------------------------------------------------------------------------------------------------------
                                                                                                  1,112,000
-----------------------------------------------------------------------------------------------------------
Telephone/Communications -- 18.6%
                            Colt Telecommunications Group PLC:
    200,000+    B               Sr. Notes, 10.125% due 11/30/07                                     326,567
  2,400,000+    B               Sr. Notes, 7.625% due 7/31/08                                     1,296,944
  1,250,000     B               Sr. Sub. Notes, step bond to yield 11.726% due 12/15/06             956,250
  2,725,000     NR          E.Spire Communications, Inc. Sr. Notes, step bond to
                                yield 11.349% due 7/1/08(b)                                       1,348,875
                            Esprit Telecom Group PLC, Sr. Notes:
    300,000+    B-              11.500% due 12/15/07                                                152,155
    575,000     B-              11.500% due 12/15/07                                                517,500
    400,000     B-              10.875% due 6/15/08                                                 350,000
  1,100,000     NR          Facilicom International Inc., Sr. Notes, 10.500% due 1/15/08            848,375
  1,250,000     B           Hermes Europe Railtel, Sr. Notes, 11.500% due 8/15/07                 1,275,000
    800,000     B+          Impsat Corp., Sr. Notes, 12.375% due 6/15/08(b)                         630,000
  1,600,000     B           Intermedia Communications of Florida, Sr. Discount Notes,
                                step bond to yield 11.212% due 5/15/06                            1,252,000
  1,550,000     B           Level 3 Communications Inc., Sr. Notes, 9.125% due 5/1/08             1,464,750
    400,000     B+          McLeod, Inc., Sr. Discount Notes, step bond to yield
                                11.046% due 3/1/07                                                  280,000
                            Metronet Communications:
  4,675,000     B               Sr. Discount Notes, step bond to yield
                                   10.044% due 6/15/08                                            2,618,000
  2,025,000     B               Sr. Notes, 12.000% due 8/15/07                                    2,166,750
  1,300,000     B           Nextlink Communications, Inc., Sr. Notes,
                                12.500% due 4/15/06                                               1,391,000
                            NTL Inc., Sr. Notes:
    575,000     B-              11.500% due 10/1/08                                                 593,688
  1,320,000     B-              Step bond to yield 12.375% due 10/1/08                              732,666
  1,500,000     B-          Primus Telecom Group, Sr. Notes, 11.750% due 8/1/04                   1,372,500


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
14                                            1998 Annual Report to Shareholders

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================

                      SMITH BARNEY HIGH INCOME PORTFOLIO

      FACE
     AMOUNT    RATING(a)                    SECURITY                                          VALUE
=======================================================================================================
Telephone/Communications -- 18.6% (continued)
                                PSINet Inc., Sr. Notes:
$1,325,000     B-              10.000% due 2/15/05                                         $  1,298,500
   700,000     B-              11.500% due 11/1/08                                              721,000
                           Qwest Communications Inc.:
 2,100,000     B+              Sr. Discount Notes, step bond to yield
                                  9.248% due 10/15/07                                         1,590,750
   400,000     B+              Sr. Notes, 10.875% due 4/1/07                                    463,000
                           RCN Corp.:
 2,500,000     B3*             Sr. Discount Notes, step bond to yield
                                  10.553% due 10/15/07                                        1,300,000
   600,000     B3*             Sr. Notes, 10.000% due 10/15/07                                  531,000
   490,000     B-          RSL Communications Ltd., Sr. Notes,
                               12.250% due 11/15/06                                             502,250
 1,625,000     NR          Splitrock Services Inc., Units, 11.750% due 7/15/08(b)             1,486,875
 1,000,000     NR          Telewest Communications PLC, Sr. Notes,
                               11.250% due 11/1/08                                            1,050,000
 1,050,000     NR          Versatel Telecommunications, Sr. Notes,
                               13.250% due 5/15/08(b)                                           992,250
   700,000     NR          Wam!Net Inc., Sr. Discount Notes, step bond to yield
                               13.066% due 3/1/05                                               389,375
-------------------------------------------------------------------------------------------------------
                                                                                             29,898,020
-------------------------------------------------------------------------------------------------------
Textiles/Apparel -- 0.4%
 1,450,000+    B           Texon International PLC, Sr. Notes, 10.000% due 2/1/08               691,643
-------------------------------------------------------------------------------------------------------
Transportation -- 1.6%
   300,000     B+          American Reefer Co. Ltd., First Mortgage Notes,
                               10.250% due 3/1/08                                               234,000
 1,000,000     BB-         Sea Containers Ltd., Sr. Sub. Debentures,
                               12.500% due 12/1/04                                            1,100,000
   800,000     B+          Stena Line AB, Sr. Notes, 10.625% due 6/1/08                         716,000
   650,000     B+          TBS Shipping International Ltd., First Mortgage Notes,
                               10.000% due 5/1/05(b)                                            474,500
-------------------------------------------------------------------------------------------------------
                                                                                              2,524,500
-------------------------------------------------------------------------------------------------------
                           TOTAL CORPORATE BONDS AND NOTES
                           (Cost -- $161,784,751)                                           147,752,737
=======================================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    15

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================

                      SMITH BARNEY HIGH INCOME PORTFOLIO

     SHARES                                 SECURITY                                     VALUE
================================================================================================
PREFERRED STOCK -- 0.5%
Banks/Savings and Loans -- 0.2%
     10,100           California Federal Capital, Series A, 9.125% Exchangeable         $258,813
------------------------------------------------------------------------------------------------
Broadcasting - TV, Cable and Radio -- 0.3%
      4,500           SFX Broadcasting, 12.625% Exchangeable                             528,750
------------------------------------------------------------------------------------------------
                      TOTAL PREFERRED STOCK
                      (Cost-- $775,625)                                                  787,563
================================================================================================
WARRANTS(c) -- 0.4%
Broadcasting - TV, Cable and Radio -- 0.0%
      1,075           Australis Holdings Ltd., Expire 10/30/01(b)                              0
      1,950           UIH Australia, Expire 5/15/06                                        9,750
        750           Wireless One Inc., Expire 10/15/03                                     188
------------------------------------------------------------------------------------------------
                                                                                           9,938
------------------------------------------------------------------------------------------------
Cellular and Other Wireless -- 0.2%
      4,950           Clearnet Communications Inc., Expire 9/15/05                        29,700
        875           Globalstar LP, Expire 2/15/04(b)                                    78,750
        925           Iridium LLC Corp., Expire 7/15/05(b)                               129,500
        200           Nextel Communications, Inc., Expire 4/25/99(b)                           0
------------------------------------------------------------------------------------------------
                                                                                         237,950
------------------------------------------------------------------------------------------------
Telephone/Communications -- 0.2%
      1,750           Allegiance Telecommunications, Inc., Expire 2/3/08                  21,000
      1,250           Colt Telecommunications Group PLC, Expire 12/31/06                 237,500
     15,250           Metronet Communications Corp., Expire 8/15/07                       61,000
      1,000           Primus Telecommunications Group, Inc., Expire 8/1/04                 5,000
        700           RSL Communications Ltd., Expire 11/15/06                            28,000
      1,050           Versatel Telecom Inc., Expire 5/15/08(b)                            10,500
      2,100           Wam!Net Inc., Expire 3/1/05(b)                                      16,800
------------------------------------------------------------------------------------------------
                                                                                         379,800
------------------------------------------------------------------------------------------------
                      TOTAL WARRANTS
                      (Cost -- $353,114)                                                 627,688
================================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
16                                            1998 Annual Report to Shareholders

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================

                      SMITH BARNEY HIGH INCOME PORTFOLIO
      FACE
     AMOUNT                      SECURITY                              VALUE
================================================================================
REPURCHASE AGREEMENT -- 7.0%

$11,272,000     Morgan Stanley, 5.380% due 11/2/98;
                Proceeds at maturity -- $11,277,054;
                (Fully collateralized by U.S. Treasury Bills,
                due 10/14/99; Market value -- $11,553,345)
                (Cost -- $11,272,000)                               $ 11,272,000
================================================================================
                TOTAL INVESTMENTS -- 100%
                (Cost -- $174,185,490**)                            $160,439,988
================================================================================

(a) All ratings are by Standard & Poor's Rating Services ("Standard & Poor's"), except that those identified by an asterisk (*) are rated by Moody's Investors Services Inc. ("Moody's").
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c)  Non-income producing security.
+    Represents local currency.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     See page 44 for definitions of ratings.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    17

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

      FACE
     AMOUNT                              SECURITY                                              VALUE
=======================================================================================================
U.S. GOVERNMENT SECTOR -- 29.9%
U.S. Treasury Obligations -- 14.2%
$ 3,035,000             U.S. Treasury Notes, 5.500% due 5/31/03(a)                         $  3,180,862
  2,485,000             U.S. Treasury Notes, 5.250% due 8/15/03(a)                            2,593,594
  1,810,000             U.S. Treasury Notes, 5.625% due 5/15/08(a)                            1,950,420
  2,905,000             U.S. Treasury Bond, 6.375% due 8/15/27(a)                             3,353,677
  5,340,000             U.S. Treasury Bond, 6.125% due 11/15/27(a)                            6,023,520
  5,055,000             U.S. Treasury Bond, 5.500% due 8/15/28(a)                             5,322,561
-------------------------------------------------------------------------------------------------------
                                                                                             22,424,634
-------------------------------------------------------------------------------------------------------
U.S. Government Agencies -- 15.7%
    257,401             Federal National Mortgage Association, 7.000% due 5/1/11                262,708
     34,498             Federal National Mortgage Association, 6.500% due 5/1/13                 35,015
  1,295,626             Federal National Mortgage Association,
                           6.000% due 5/1/13-7/1/13                                           1,335,824
 10,473,146             Federal National Mortgage Association,
                           6.500% due 6/1/28-8/1/28                                          10,558,182
    670,000             Federal National Mortgage Association, 6.500% 30 Year(b)                674,396
  1,340,000             Federal National Mortgage Association,
                           6.500% 30 Year Dwarf(b)                                            1,348,790
  1,111,880             Government National Mortgage Association,
                           7.500% due 1/15/23-10/15/23                                        1,145,579
  1,794,298             Government National Mortgage Association,
                           8.000% due 10/15/24-3/15/28                                        1,862,434
    980,726             Government National Mortgage Association,
                           6.500% due 4/15/28                                                   992,367
  6,379,872             Government National Mortgage Association,
                           7.000% due 11/15/25-5/15/28                                        6,537,757
-------------------------------------------------------------------------------------------------------
                                                                                             24,753,052
-------------------------------------------------------------------------------------------------------
                        TOTAL U.S. GOVERNMENT SECTOR
                        (Cost -- $45,724,568)                                                47,177,686
=======================================================================================================

      FACE
     AMOUNT    RATING(c)                   SECURITY                                            VALUE
=======================================================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.9%
    52,000     AAA      Chase Credit Card Master Trust, 6.230% due 6/15/03                      565,181
    10,000     AAA      Chase Mortgage Financial Corp., 6.750% due 7/25/28                      312,325
    50,000     AAA      Commercial Mortgage Acceptance Corp.,
                            7.057% due 12/15/30                                                 250,000
    95,000     AAA      Contimortgage Home Equity Loan Trust,
                            7.670% due 3/15/28                                                   97,523



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
18                                            1998 Annual Report to Shareholders

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

      FACE
     AMOUNT     RATING(c)                  SECURITY                                            VALUE
======================================================================================================
Collateralized Mortgage Obligations -- 4.9% (continued)
                           First Union-Lehman Brothers Commercial Mortgage:
$   290,000     AAA            6.600% due 5/18/07                                         $    300,161
    240,000     AAA            6.650% due 6/18/08                                              248,017
    415,000     AAA            7.120% due 11/18/12                                             400,037
    940,000     AAA            6.778% due 3/18/13                                              877,357
  1,800,000     AAA        GMAC Commercial Mortgage Securities Inc.,
                               6.500% due 5/15/31                                            1,701,914
                           GS Mortgage Securities Corp.:
    440,000     AAA            6.562% due 4/13/31                                              447,837
    240,000     AAA            6.970% due 4/13/31                                              225,000
                           Green Tree Financial Corp.:
    535,000     AAA            6.240% due 3/18/16                                              539,263
    153,298     AAA            6.550% due 7/15/28                                              157,818
    135,000     AAA        Mortgage Capital Funding Inc., 6.663% due 1/18/08                   138,754
    149,000     AAA        Merrill Lynch Mortgage Investors Inc.,
                               6.960% due 2/15/30                                              147,742
    140,000     AAA        Morgan Stanley Capital Inc., 7.150% due 6/5/30                      141,181
    363,829     AAA        PNC Mortgage Securities Corp., 6.600% due 7/24/27                   364,397
    709,883     AAA        Residential Asset Securitization Trust,
                               6.750% due 8/25/28                                              715,207
    153,145     AAA        Rural Housing Trust, 6.330% due 4/1/26                              159,352
---------------------------------------------------------------------------------------------------------
                           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                           (Cost -- $7,981,153)                                              7,789,066
=========================================================================================================
CORPORATE BONDS AND NOTES -- 34.4%
Advertising -- 0.7%
    425,000     B          Adams Outdoor Advertising L.P., Sr. Notes,
                               10.750% due 3/15/06                                             447,312
    150,000     B          Lamar Advertising Co., Sr. Sub. Notes,
                               9.625% due 12/1/06                                              158,437
    300,000     B          Outdoor Communications Inc., Sr. Sub. Notes,
                               9.250% due 8/15/07                                              309,000
                           Outdoor Systems, Inc., Sr. Sub. Notes:
     15,000     B              9.375% due 10/15/06                                              15,581
    100,000     NR             8.875% due 6/15/07                                              101,875
---------------------------------------------------------------------------------------------------------
                                                                                             1,032,205
---------------------------------------------------------------------------------------------------------
Aerospace -- 0.7%
    290,000     B-         Argo-Tech Corp., Sr. Sub. Notes, 8.625% due 10/1/07                 267,525
                           BE Aerospace Inc., Sr. Sub. Notes:
    300,000     B1*            8.000% due 3/1/08                                               284,250
     50,000     B1*            9.500% due 11/1/08                                               51,500
    290,000     B-         Decrane Aircraft Holdings Inc., Sr. Sub. Notes,
                               12.000% due 9/30/98(d)(e)                                       281,300

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    19

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

      FACE
     AMOUNT    RATING(c)                     SECURITY                                       VALUE
===================================================================================================
Aerospace -- 0.7% (continued)
$   50,000     B+         Derlan Manufacturing, Sr. Notes, 10.000% due 1/15/07           $   44,125
    10,000     B+         Hawk Corp., Sr. Notes, 10.250% due 12/1/03                         10,587
    50,000     NR         K&F Industries, Sr. Sub. Notes, 9.250% due 10/15/07                48,250
                          L3 Communications Corp., Sr. Sub. Notes:
    45,000     B              10.375% due 5/1/07                                             48,150
    80,000     B               8.500% due 5/15/08                                            79,800
---------------------------------------------------------------------------------------------------
                                                                                          1,115,487
---------------------------------------------------------------------------------------------------
Agriculture -- 0.1%
    25,574     NR         Premium Standard Farms Inc., Sr. Secured Notes,
                              11.000% due 9/17/03                                            26,980
   120,000     B-         Purina Mills, Inc., Sr. Sub. Notes, 9.000% due 3/15/10            118,200
---------------------------------------------------------------------------------------------------
                                                                                            145,180
---------------------------------------------------------------------------------------------------
Airlines -- 0.5%
                          Canadian Airlines Corp., Sr. Notes:
   150,000     B-             10.000% due 5/1/05                                            141,937
   100,000     CCC-           12.250% due 8/1/06                                             80,000
   280,000     BB-        Cathay International Ltd., Sr. Notes,
                              13.000% due 4/15/08(d)                                        126,000
    90,000     Ba2*       Continential Airlines Inc., Company Guaranteed Notes,
                              8.125% due 4/1/08                                              93,037
    90,000     B-         GEO Specialty Chemicals Inc., Sr. Sub. Notes,
                              10.125% due 8/1/08(d)                                          86,962
                          Trans World Airlines Inc.:
    70,000     NR             Sr. Notes, 11.500% due 12/15/04(d)                             68,687
   230,000     NR             Sr. Sub. Notes, 11.375% due 3/1/06                            211,887
---------------------------------------------------------------------------------------------------
                                                                                            808,510
---------------------------------------------------------------------------------------------------
Automotive -- 1.0%
   490,000     B-         Accuride Corp., Sr. Sub. Notes,
                              9.250% due 2/1/08                                             460,600
    75,000     B-         Cambridge Industries Inc., Sr. Sub. Notes,
                              10.250% due 7/15/07                                            70,500
    25,000     B          Delco Remy International Inc., Sr. Sub. Notes,
                              10.625% due 8/1/06                                             24,875
   300,000     BB+        Lear Corp., Sub. Notes, 9.500% due 7/15/06                        325,500
   330,000     NR         MCII Holdings Inc., step bond to yield
                              12.109% due 11/15/02                                          301,950
    60,000     NR         Motors & Gears Inc., Sr. Notes, 10.750% due 11/15/06               59,250
   300,000     NR         Navistar International Inc., Sr. Sub. Notes,
                              8.000% due 2/1/08                                             294,000
    60,000     B-         Safety Components International Inc., Sr. Sub. Notes,
                              10.125% due 7/15/07                                            57,900
---------------------------------------------------------------------------------------------------
                                                                                          1,594,575
---------------------------------------------------------------------------------------------------



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
20                                            1998 Annual Report to Shareholders

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

      FACE
     AMOUNT     RATING(c)                  SECURITY                                                VALUE
========================================================================================================
Banking -- 0.3%
$   340,000     Ba1*       Fuji JGB Investment LLC, 9.870% due 6/30/08(d)                       $194,034
     30,000     B+         Imperial Credit Industries Inc., Sr. Notes,
                               9.875% due 1/15/07                                                 18,000
     45,000     BB+        North Fork Capital Trust, 8.700% due 12/15/06                          52,312
     30,000     BB-        Ocwen Capital Trust, 10.875% due 8/1/27                                23,100
     45,000     BB-        Ocwen Federal Bank, Sub. Debentures,
                               12.000% due 6/15/05                                                42,975
     30,000     BB         Riggs Capital Trust, 8.625% due 12/31/26(d)                            31,687
     40,000     BB-        Webster Capital Trust Inc., Bonds, 9.360% due 1/29/27(d)               46,000
--------------------------------------------------------------------------------------------------------
                                                                                                 408,108
--------------------------------------------------------------------------------------------------------
Beverages -- 0.2%
    325,000     B+         Canandaigua Brands, Inc., Sr. Sub. Notes,
                               8.750% due 12/15/03                                               327,437
--------------------------------------------------------------------------------------------------------
Broadcasting -- 1.4%
     85,000     NR         Acme Television Financial, Sr. Discount Notes,
                               step bond to yield 10.875% due 9/30/04                             64,706
    110,000     B          Affinity Group Holding Inc., Sr. Notes,
                               11.000% due 4/1/07                                                113,437
     40,000     B2*        Azteca Holdings S.A., Sr. Notes, 11.000% due 6/15/02                   29,000
                           Capstar Broadcasting Corp.:
    155,000     B-             Sr. Discount Notes, step bond to yield
                                  12.750% due 2/1/09                                             116,250
    240,000     B2*            Sr. Sub. Notes, 9.250% due 7/1/07                                 240,000
                           Chancellor Media Corp., Sr. Sub. Notes:
    190,000     B              9.375% due 10/1/04                                                190,475
     90,000     B              8.125% due 12/15/07                                                85,500
    305,000     B          Citadel Broadcasting Co., Sr. Sub. Notes,
                               10.250% due 7/1/07                                                320,250
    225,000     B+         Garden State Newspapers, Inc., Sr. Sub. Notes,
                               8.750% due 10/1/09                                                210,937
     60,000     BB-        Globo Communicacoes Par, Sr. Notes,
                               10.625% due 12/5/08(d)                                             33,300
                           Jacor Communications Co.:
    160,000     B              Company Guaranteed, convertible, zero coupon
                                  to yield 3.631% due 6/12/11                                    119,400
    140,000     NR             Sr. Sub. Notes, 8.750% due 6/15/07(d)                             146,650
    195,000     NR         PHI Holdings Inc., Notes, 16.000% due 5/15/01                         149,604
    180,000     CCC+       Radio One Inc., Sr. Sub. Notes, 12.000% due 5/15/04                   180,900
    100,000     B-         SFX Broadcasting, Inc., Sr. Sub. Notes,
                               10.750% due 5/15/06                                               108,250


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    21

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

      FACE
     AMOUNT     RATING(c)                   SECURITY                                           VALUE
========================================================================================================
Broadcasting -- 1.4% (continued)
$    40,000     B          Sinclair Broadcast Group, Inc., Sr. Sub. Notes,
                               8.750% due 12/15/07                                            $   38,400
     60,000     B          Spanish Broadcasting Systems Inc., Sr. Notes,
                               11.000% due 3/15/04                                                59,700
     25,000     B+         TV Azteca SA, Guaranteed Sr. Notes, 10.500% due 2/15/07                18,125
--------------------------------------------------------------------------------------------------------
                                                                                               2,224,884
--------------------------------------------------------------------------------------------------------
Building/Construction -- 0.4%
    120,000     B-         Albecca Inc., Sr. Sub. Notes, 10.750% due 8/15/08(d)                  113,850
     50,000     B          American Architectural Products Corp., Sr. Notes,
                               11.750% due 12/1/07                                                40,125
     55,000     B          Atrium Cos. Inc., Sr. Sub. Notes, 10.500% due 11/15/06                 56,306
     20,000     BB         Building Materials Corp., Sr. Notes,
                               8.625% due 12/15/06                                                19,900
     25,000     BB         CIA Latino Americana, Guaranteed Sr. Notes,
                               11.625% due 6/1/04(d)                                              18,218
    190,000     BB         GS Superhighway, Sr. Notes, 9.875% due 8/15/04                         76,475
    110,000     B          Morris Material Handling, Sr. Notes, 9.500% due 4/1/08                 75,900
     50,000     B          Republic Group Inc., Sr. Sub. Notes, 9.500% due 7/15/08(d)             45,312
    150,000     BBB        Southdown Inc., Sr. Sub. Notes, 10.000% due 3/1/06                    159,750
     50,000     CCC+       Waxman Industries Inc., Sr. Secured Deferred Notes,
                               12.750% due 6/1/04                                                 37,000
--------------------------------------------------------------------------------------------------------
                                                                                                 642,836
--------------------------------------------------------------------------------------------------------
Casinos -- 1.3%
    210,000     B+         Argosy Gaming Co., 1st Mortgage Notes,
                               13.250% due 6/1/04                                                222,600
     55,000     B+         Autotote Corp., Sr. Notes, 10.875% due 8/1/04                          56,100
     60,000     B+         Casino America Inc., Sr. Notes, 12.500% due 8/1/03                     64,800
    275,000     B+         Coast Hotels Casinos Inc., 1st Mortgage Notes,
                               13.000% due 12/15/02                                              301,468
    386,600     NR         Colorado Gaming Entertainment Co., Sr. Notes,
                               12.000% due 6/1/03 - Payment in Kind(a)                           418,011
     75,000     NR         Empress River Casino Financial Corp.,
                               Guaranteed Sr. Notes, 10.750% due 4/1/02                           80,156
      1,000     Caa*       Great Bay Property Funding, 1st Mortgage Notes,
                               10.875% due 11/15/04                                                  820
     22,000     NR         Louisiana Casino Cruises Inc., 1st Mortgage,
                               11.500% due 12/1/98                                                22,027
    200,000     BB+        Mohegan Tribal Gaming, Sr. Secured Notes,
                               13.500% due 11/15/02                                              258,250


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
22                                            1998 Annual Report to Shareholders

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

      FACE
     AMOUNT      RATING(c)                SECURITY                                          VALUE
===================================================================================================
Casinos -- 1.3% (continued)
$     75,000     BB-        Players International Inc., Sr. Notes,
                                10.875% due 4/15/05                                      $   78,562
     175,000     Caa*       PRT Funding Corp., Sr. Notes, 11.625% due 4/15/04               122,062
     185,000     B          Trump Atlantic City Funding Inc., 1st Mortgage Notes,
                                11.250% due 5/1/06                                          160,950
     230,000     B          Trump Castle Inc., 10.250% due 4/30/03(d)                       232,300
---------------------------------------------------------------------------------------------------
                                                                                          2,018,106
---------------------------------------------------------------------------------------------------
Chemicals -- 0.6%
     125,000     BB-        Acetex Corp., Sr. Guaranteed Notes, 9.750% due 10/1/03          118,125
     100,000     B          Huntsman Corp., Sr. Sub. Notes, 9.094% due 7/1/07(d)             93,000
     200,000     B          ISP Holdings Inc., Sr. Notes, 9.750% due 2/15/06                207,500
      50,000     NR         Koppers Industries Inc., Sr. Sub. Notes,
                                9.875% due 12/1/07                                           46,687
     200,000     NR         PCI Chemicals, Sr. Secured Notes, 9.250% due 10/15/07           180,000
                            Polymer Group Inc., Sr. Sub. Notes:
      65,000     B              9.000% due 7/1/07                                            61,100
      70,000     B              8.750% due 3/1/08                                            65,800
      95,834     CC         Polytama International Finance, Guaranteed Secured
                                Notes, 11.250% due 6/15/02                                   12,458
     105,000     B+         Sterling Chemicals Holdings Inc., Sr. Secured
                                Discount Notes, 13.500% due 8/15/08                          35,700
     125,000     BB-        Trikem SA, Bonds, 10.625% due 7/24/07(d)                         69,375
---------------------------------------------------------------------------------------------------
                                                                                            889,745
---------------------------------------------------------------------------------------------------
Communications -- 0.4%
     490,000     NR         Cellnet Data Systems Inc., Sr. Discount Notes,
                                14.000% due 10/1/07                                         250,512
      90,000     Caa*       Conecel Holdings Ltd., 14.000% due 10/1/00(d)                    90,000
     260,000     NR         Focal Communications Corp., Sr. Discount Notes,
                                step bond to yield 11.513% due 2/15/08                      123,500
     110,000     NR         Orbital Imaging Corp., Notes, 11.625% due 3/1/05                 92,950
---------------------------------------------------------------------------------------------------
                                                                                            556,962
---------------------------------------------------------------------------------------------------
Conglomerates -- 0.4%
     320,000     B          CEX Holdings Inc., Sr. Sub. Notes, 9.625% due 6/1/08(d)         302,400
      45,000     BB         Desc SA de C.V., Company Guaranteed,
                                8.750% due 10/15/07                                          35,100
                            Iron Mountain Inc., Sr. Sub Notes:
      50,000     B-             10.125% due 10/1/06                                          52,125
     125,000     B-             8.750% due 9/30/09                                          122,812

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    23

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

      FACE
     AMOUNT     RATING(c)                 SECURITY                                           VALUE
=====================================================================================================
Conglomerates -- 0.4% (continued)
$    30,000     BB         Newport News Shipbuilding Inc., Sr. Notes,
                               8.625% due 12/1/06                                        $     31,387
    110,000     BB+        Westinghouse Electric Corp., Sr. Notes,
                               6.875% due 9/1/03                                              115,232
-----------------------------------------------------------------------------------------------------
                                                                                              659,056
-----------------------------------------------------------------------------------------------------
Consumer Products -- 0.5%
     60,000     B-         Chattem Inc., Sr. Sub. Notes, 8.875% due 4/1/08                     57,600
    120,000     BB+        Fred Meyer Inc., Notes, 7.450% due 3/1/08                          126,000
                           French Fragrances Inc., Sr. Notes:
     30,000     B+             Series B, 10.375% due 5/15/07(d)                                31,050
     40,000     B+             Series D, 10.375% due 5/15/07(d)                                41,400
     15,000     B-         Hedstrom Holdings Inc., Sr. Discount Notes,
                               12.000% due 6/1/09                                               8,868
    110,000     NR         Interact Systems Inc., Sr. Discount Notes,
                               14.000% due 8/1/03                                              42,762
     70,000     B          Packaged Ice Inc., Sr. Sub. Discount Notes,
                               9.750% due 2/1/05                                               65,450
    325,000     B-         Revlon Consumer Products Corp., Sr. Sub. Notes,
                               8.625% due 2/1/08                                              287,625
     80,000     B          Selmer Co. Inc., Sr. Sub. Notes, 11.000% due 5/15/00                82,600
-----------------------------------------------------------------------------------------------------
                                                                                              743,355
-----------------------------------------------------------------------------------------------------
Consumer Services -- 0.1%
     25,000     NR         Amscan Holdings Inc., Sr. Sub. Notes,
                               9.875% due 12/15/07                                             20,531
    200,000     B+         Coinmach Corp., Sr. Notes, 11.750% due 11/15/05                    204,250
-----------------------------------------------------------------------------------------------------
                                                                                              224,781
-----------------------------------------------------------------------------------------------------
Containers -- 0.1%
    170,000     B          AEP Industries Inc., Sr. Sub. Notes,
                               9.875% due 11/15/07                                            159,375
-----------------------------------------------------------------------------------------------------
Electric -- 0.1%
    210,000     BB+        Cleveland Electric Illuminating Co., 1st Mortgage Bonds,
                               6.860% due 10/1/08(d)                                          206,850
-----------------------------------------------------------------------------------------------------
Electronics -- 0.2%
     60,000     B-         Details Inc., Sr. Sub. Notes, 10.000% due 11/15/05                  57,825
     20,000     B          Moog Inc., Sr. Sub. Notes, 10.000% due 5/1/06                       20,050
     60,000     B          Motors & Gears Inc., Sr. Notes, 10.750% due 11/15/06                59,250
     40,000     BB-        Samsung Electronics Inc., Guaranteed Notes,
                               9.750% due 5/1/03(d)                                            34,950
    190,000     B-         Zilog Inc., Sr. Secured Notes, 9.500% due 3/1/05                   129,200
-----------------------------------------------------------------------------------------------------
                                                                                              301,275
-----------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
24                                            1998 Annual Report to Shareholders

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

      FACE
     AMOUNT     RATING(c)                  SECURITY                                         VALUE
===================================================================================================
Energy -- 0.3%
$    40,000     B-         Coho Energy Inc., Sr. Sub. Notes, 8.875% due 10/15/07         $   36,400
     20,000     BB         Ocean Energy, Sr. Notes, 8.375% due 7/1/08                        19,200
                           Transamerican Energy Corp., Sr. Secured Notes:
    500,000     NR             11.500% due 6/15/02                                          165,000
    855,000     NR             13.000% due 6/15/02                                          282,150
---------------------------------------------------------------------------------------------------
                                                                                            502,750
---------------------------------------------------------------------------------------------------
Entertainment -- 2.1%
    170,000     B          AMC Entertainment Inc., Sr. Sub. Notes,
                               9.500% due 3/15/09                                           161,500
     45,000     B-         ATC Group Services Inc., Sr. Sub. Notes,
                               12.000% due 1/15/08                                           33,750
    175,000     B+         Cinemark USA Inc., Sr. Sub. Notes,
                               9.625% due 8/1/08                                            176,750
    325,000     B          Fox Family Worldwide Inc., Sr. Notes,
                               9.250% due 11/1/07                                           301,375
    190,000     B          Fox Liberty Networks LLC Inc., Sr. Notes,
                               8.750% due 8/15/07                                           184,775
     60,000     B+         Paragon Corporate Holdings Inc., Sr. Notes,
                               9.625% due 4/1/08                                             42,600
    600,000     BBB        Paramount Communications Inc., Sr. Debentures,
                               7.500% due 7/15/23                                           596,250
                           Premier Parks Inc.:
    500,000     B              Sr. Discount Notes, 10.000% due 4/1/08                       305,000
    250,000     B-             Sr. Notes, 12.000% due 8/15/03                               264,062
     40,000     B-         PX Escrow Corp., Sr. Discount Notes,
                               9.625% due 2/1/06(d)                                          22,200
    150,000     B-         SFX Entertainment Inc., Sr. Sub. Notes,
                               9.125% due 2/1/08                                            139,875
    110,000     B-         Silver Cinemas International Inc., Sr. Sub. Notes,
                               10.500% due 4/15/05                                          104,500
    400,000     B-         Six Flags Theme Parks Inc., Sr. Sub. Discount Notes,
                               12.250% due 6/15/05                                          438,000
    123,000     CCC+       TCI Satellite Entertainment Inc., Sr. Sub. Notes,
                               10.875% due 2/15/07                                           73,953
    115,000     BBB        Time Warner Inc., Notes, 8.180% due 8/15/07                      131,962
    280,000     B-         United Artists Theatre Co., Sr. Sub. Notes,
                               due 4/15/08                                                  257,600
    150,000     BB+        Viacom Inc., Sub. Debenture, 8.000% due 7/7/06                   155,250
---------------------------------------------------------------------------------------------------
                                                                                          3,389,402
---------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    25

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

      FACE
     AMOUNT     RATING(c)                  SECURITY                                                      VALUE
===================================================================================================================
Environment -- 0.1%
$   130,000     BB-        Allied Waste Industries Inc., Sr. Discount Notes,
                               step bond to yield 11.300% due 6/1/07                                      $  97,500
     65,000     BB-        Allied Waste North America Inc., Sr. Sub. Notes,
                               10.250% due 12/1/06                                                           70,850
-------------------------------------------------------------------------------------------------------------------
                                                                                                            168,350
-------------------------------------------------------------------------------------------------------------------
Financial Services -- 0.6%
     65,000     B          Aames Financial Corp., Sr. Notes, 9.125% due 11/1/03                              33,150
     10,000     CCC+       APP International Financial Co., Guaranteed Notes,
                               11.750% due 10/1/05                                                            7,300
    200,000     B+         Chevy Chase Savings Bank, Sub. Debenture,
                               9.250% due 12/1/05                                                           196,250
     55,000     B+         Conti Financial Corp., Sr. Notes, 8.375% due 8/15/03                              34,100
     60,000     B+         Delta Financial Corp., Sr. Notes, 9.500% due 8/1/04                               30,000
     30,000     BB         Dime Capital Trust I, 9.330% due 5/6/27                                           33,487
     30,000     B+         Dollar Financial Corp., Sr. Notes, 10.875% due 11/15/06                           28,200
     65,000     B+         ESAT Holdings Ltd., Sr. Deferred Notes, step bond to yield
                               13.513% due 2/1/07                                                            38,512
     60,000     B+         Imperial Credit Capital Trust, 10.250% due 6/15/32                                42,000
    250,000     NR         Nationwide Credit Inc., Sr. Notes, 10.250% due 1/15/08                           231,875
     25,000     BB-        Ocwen Financial Corp., Notes, 11.875% due 10/1/03                                 22,250
     30,000     B+         Pioneer Americas Acquisition Corp., Sr. Secured Notes,
                               9.250% due 6/15/07                                                            22,500
     60,000     BB         Provident Capital Trust, Guaranteed Notes,
                               8.600% due 12/1/26                                                            69,000
     35,000     B-         Resource America Inc., Sr. Notes, 12.000% due 8/1/04                              28,000
     45,000     NR         Sovereign Capital Trust, Guaranteed Notes,
                               9.000% due 4/1/07                                                             52,875
-------------------------------------------------------------------------------------------------------------------
                                                                                                            869,499
-------------------------------------------------------------------------------------------------------------------
Foods -- 0.5%
                           Ameriserve Food Distribution Inc., Sr. Notes:
    175,000     B+             8.875% due 10/15/06                                                          154,000
     45,000     B-             10.125% due 7/15/07                                                           36,956
                           Aurora Foods Inc., Sr. Sub. Notes:
     20,000     B+             Series B, 9.875% due 2/15/07(d)                                               21,400
    130,000     B+             Series D, 9.875% due 2/15/07(d)                                              139,100
     90,000     B+         Fleming Cos. Inc., Sr. Sub. Notes, 10.500% due 12/1/04                            86,400
    250,000     B          FRD Acquisition Co., Sr. Notes, 12.500% due 7/15/04                              241,250
     15,000     B-         Nebco Evans Holding Co., Sr. Discount Notes,
                               step bond to yield 12.375% due 12/15/05                                        9,206


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
26                                            1998 Annual Report to Shareholders

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

      FACE
     AMOUNT     RATING(c)                   SECURITY                                        VALUE
====================================================================================================
Foods -- 0.5% (continued)
$   170,000     B-         Rab Enterprises Inc., Sr. Notes, 10.500% due 5/1/05(d)         $  158,312
     15,000     NR         Windy Hill Pet Food Co., Sr. Sub. Notes,
                               9.750% due 5/15/07                                             15,000
----------------------------------------------------------------------------------------------------
                                                                                             861,624
----------------------------------------------------------------------------------------------------
Gaming -- 0.1%
    200,000     B-         Fitzgeralds Gaming Corp., Sr. Secured Notes,
                               12.000% due 12/15/04                                          122,000
----------------------------------------------------------------------------------------------------
Gas & Oil Exploration -- 0.9%
    125,000     B          Abraxas Petroleum Corp., Sr. Notes,
                               11.500% due 11/1/04                                            96,406
                           Benton Oil & Gas Co., Sr. Notes:
    100,000     B+             11.625% due 5/1/03                                             83,000
     15,000     B+             9.375% due 11/1/07                                             10,500
                           Chesapeake Energy Corp., Sr. Notes:
    210,000     B              9.625% due 5/1/05                                             179,550
     50,000     B              Company Guaranteed, 9.125% due 4/15/06                         41,750
     70,000     BB         CMS Energy Corp., Sr. Notes, 8.125% due 5/15/02                    74,375
     80,000     B-         Dailey International Inc., Sr. Notes, 9.500% due 2/15/08           38,400
     20,000     CCC-       Gothic Energy Corp., Sr. Discount Notes,
                               step bond to yield 14.799% due 5/1/06(d)                       13,575
     80,000     B-         Michael Petroleum Corp., Sr. Notes, 11.500% due 4/1/05             66,800
    105,000     B          Northern Offshore ASA, Sr. Notes, 10.000% due 5/15/05(d)           70,875
     30,000     BBB        Perez Companc S.A., Notes, 9.000% due 1/30/04(d)                   27,262
    100,000     CCC-       Petsec Energy Inc., Sr. Sub. Notes, 9.500% due 6/15/07             82,000
     15,000     B+         Pogo Producing Co., Sr. Sub. Notes,
                               8.750% due 5/15/07                                             14,118
     70,000     B-         Ram Energy Inc., Sr. Notes, 11.500% due 2/15/08                    49,700
    250,000     CCC+       Seven Seas Petroleum Inc., Sr. Notes,
                               12.500% due 5/15/05                                           197,187
     60,000     CCC        Southwest Royalties Inc., Sr. Notes,
                               10.500% due 10/15/04                                           28,200
    380,000     NR         TransAmerican Energy, Sr. Notes, 11.500% due 6/15/02              144,400
    128,094     CCC        TransTexas Gas Corp., Sr. Sub. Notes,
                               13.750% due 12/31/01                                          108,879
     80,000     NR         XCL Ltd., Sr. Secured Discount Notes,
                               13.500% due 5/1/04(d)                                          83,200
----------------------------------------------------------------------------------------------------
                                                                                           1,410,177
----------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    27

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

      FACE
     AMOUNT     RATING(c)                SECURITY                                           VALUE
===================================================================================================
Health Care -- 2.4%
$    80,000     B-         Alaris Medical Systems Inc., Sr. Sub. Notes,
                               9.750% due 12/1/06                                        $   77,800
    100,000     B          Dade International Inc., Sr. Sub. Notes,
                               11.125% due 5/1/06                                           107,250
    125,000     B-         Extendicare Health Services, Sr. Sub. Notes,
                               9.350% due 12/15/07                                          112,343
    150,000     B+         Fresenius Medical Care Capital Trust,
                               7.875% due 2/1/08                                            138,750
     50,000     B-         Genesis Health Ventures, Inc., Sr. Sub. Notes,
                               9.250% due 10/1/06                                            44,062
    150,000     B+         Global Health Sciences Inc., Sr. Notes,
                               11.000% due 5/1/08                                           140,250
    300,000     BBB        Graphic Controls Corp., Sr. Sub. Notes,
                               12.000% due 9/15/05                                          339,000
    190,000     BBB        Healthsouth Corp., Convertible Sub. Debenture,
                               3.250% due 4/1/03                                            155,325
    150,000     BB         ICN Pharmaceuticals Inc., Sr. Notes,
                               9.250% due 8/15/05                                           147,750
    105,000     CCC-       Imagyn Medical Technologies Inc., Sr. Sub. Notes,
                               12.500% due 4/1/04                                            23,100
    300,000     B-         Integrated Health Services, Inc., Sr. Sub. Notes,
                               9.500% due 9/15/07                                           276,000
     55,000     B-         Kinetic Concepts Inc., Sr. Sub. Notes,
                               9.625% due 11/1/07                                            54,862
    100,000     B-         Leiner Health Products Inc., Sr. Sub. Notes,
                               9.625% due 7/1/07                                            102,750
    170,000     NR         Magellan Health Services, Inc., Sr. Sub. Notes,
                               9.000% due 2/15/08(d)                                        144,925
                           Mariner Post-Acute Network Inc., Sr. Sub. Notes:
    140,000     B-             9.500% due 11/1/07                                           130,200
    310,000     B-             Step bond to yield 9.843% due 11/1/07                        174,762
    110,000     B-         Mediq Inc., Sr. Discount Debenture, step bond to yield
                               13.000% due 6/1/09(e)                                         60,500
    160,000     B-         Mediq Inc./Prn Life Support Services Inc.,
                               Sr. Sub. Notes, 11.000% due 6/1/08(d)                        143,200
                           Medpartners Inc., Sr. Sub. Notes:
     10,000     B              6.875% due 9/1/00                                              8,087
    240,000     B              7.375% due 10/1/06                                           180,900
    330,000     B-         Multicare Cos. Inc., Sr. Sub. Notes, 9.000% due 8/1/07           284,625
    120,000     B-         Paracelsus Healthcare Corp., Sr. Sub. Notes,
                               10.000% due 8/15/06                                          107,400
    100,000     BB-        Quorum Health Group, Inc., Sr. Sub. Notes,
                               8.750% due 11/1/05                                            96,000



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
28                                            1998 Annual Report to Shareholders

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

      FACE
     AMOUNT     RATING(c)                SECURITY                                             VALUE
=====================================================================================================
Health Care -- 2.4% (continued)
                           Sun Healthcare Group Inc., Sr. Sub. Notes:
$    90,000     CCC+           9.375% due 5/1/08(d)                                      $     67,050
    195,000     CCC+           9.500% due 7/1/07(d)                                           146,250
                           Tenet Healthcare Corp.:
     45,000     BB-            Sr. Notes, 8.000% due 1/15/05                                   46,125
    245,000     BB-            Sr. Sub. Notes, 8.625% due 1/15/07                             250,818
    150,000     BB-            Sr. Sub. Notes, 8.125% due 1/15/08(d)                          148,687
    100,000     NR         Wright Medical Technology Inc., Secured Notes,
                               11.750% due 7/1/00                                              97,750
-----------------------------------------------------------------------------------------------------
                                                                                            3,806,521
-----------------------------------------------------------------------------------------------------
Industrial Goods & Services -- 1.3%
    150,000     B-         Axia Inc., Sr. Sub. Notes, 10.750% due 7/15/08(d)                  141,187
     50,000     BB-        Call-Net Enterprises Inc., Sr. Discount Notes,
                               step bond to yield 9.400% due 8/15/08                           28,500
     90,000     NR         Eagle Geophysical Inc., Sr. Notes,
                               10.750% due 7/15/08(d)                                          77,737
    140,000     B          Flextronics International Ltd., Sr. Sub. Notes,
                               8.750% due 10/15/07                                            132,825
     30,000     BB         Greenpoint Capital Trust, 9.100% due 6/1/27                         34,200
    350,000     BB         HMH Properties Inc., Sr. Notes, 7.875% due 8/1/08                  339,500
     50,000     B-         Home Interiors & Gifts Inc., Sr. Sub. Notes,
                               10.125% due 6/1/08(d)                                           47,500
     80,000     B          Huntsman Packaging Corp., Sr. Sub. Notes,
                               9.125% due 10/1/07                                              77,600
     50,000     B+         Hyperion Telecommunications, Inc., Sr. Secured Notes,
                               12.250% due 9/1/04                                              48,875
     50,000     B-         Integrated Device Technology Inc., Convertible Sub.
                               Notes, 5.500% due 6/1/02                                        37,312
     50,000     B-         Jackson Products Inc., Sr. Sub. Notes,
                               9.500% due 4/15/05(d)                                           47,687
    100,000     NR         MDC Holdings Inc., Sr. Notes, 11.125% due 12/15/03                 106,375
    200,000     B          North Atlantic Trading Inc., Sr. Notes,
                               11.000% due 5/1/08                                             168,250
    160,000     NR         Northeast Optic Network Inc., Sr. Notes,
                               12.750% due 8/15/08                                            157,200
     90,000     BB+        Owens - Illinois Inc., Sr. Notes, 8.100% due 5/15/07                94,725
    145,000     B-         Panaco Inc., Sr. Notes, 10.625% due 10/1/04                        123,250
    250,000     B-         Panda Global Energy Co., Sr. Secured Notes,
                               12.500% due 4/15/04                                            149,375
     65,000     B-         Repap New Brunswick Inc., 1st Priority
                               Sr. Secured Notes, 9.000% due 6/1/04                            60,612
     45,000     B-         Sealy Mattress Co., Sr. Sub. Notes,
                               9.875% due 12/15/07                                             41,175

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    29

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

      FACE
     AMOUNT     RATING(c)                 SECURITY                                            VALUE
=====================================================================================================
Industrial Goods & Services -- 1.3% (continued)
$   100,000     BB-        Unisys Corp., Sr. Notes, 7.875% due 4/1/08                    $    100,250
     90,000     B-         United Defense Industries Inc., Sr. Sub. Notes,
                               8.750% due 11/15/07                                             90,000
--------------------------------------------------------------------------------------------------------
                                                                                            2,104,135
--------------------------------------------------------------------------------------------------------
Insurance -- 0.1%
     30,000     B-         Outsourcing Solutions Inc., Sr. Sub. Notes,
                               11.000% due 11/1/06                                             27,450
    148,000     BBB        Reliance Group Holdings Inc., Sr. Notes,
                               9.000% due 11/15/00                                            152,255
--------------------------------------------------------------------------------------------------------
                                                                                              179,705
--------------------------------------------------------------------------------------------------------
Lodging -- 0.3%
     20,000     B          Bluegreen Corp., Sr. Secured Notes,
                               10.500% due 4/1/08                                              17,600
    100,000     B-         Epic Resorts Inc., Sr. Secured Notes,
                               13.000% due 6/15/05                                             95,000
    250,000     BB-        Host Marriott Travel Plaza, Sr. Secured Notes,
                               9.500% due 5/15/05                                             257,500
     60,000     CC         Presley Co., Sr. Notes, 12.500% due 7/1/01                          52,875
     90,000     B+         Prime Hospitality Corp., Sr. Sub. Notes,
                               9.750% due 4/1/07                                               85,500
--------------------------------------------------------------------------------------------------------
                                                                                              508,475
--------------------------------------------------------------------------------------------------------
Manufacturing -- 0.1%
    120,000     NR         Decora Industries, Inc., Secured Notes,
                               11.500% due 5/1/05                                             105,600
     35,000     B-         HCC Industries, Inc., Sr. Sub. Notes,
                               10.750% due 5/15/07                                             32,987
     20,000     B-         Roller Bearing Co. Inc., Sr. Sub. Notes,
                               9.625% due 6/15/07                                              18,200
--------------------------------------------------------------------------------------------------------
                                                                                              156,787
--------------------------------------------------------------------------------------------------------
Media - Cable -- 2.3%
                           Adelphia Communications Corp., Sr. Notes:
    100,000     B+             10.250% due 7/15/00                                            103,250
      7,493     B+             9.500% due 2/15/04 - Payment in Kind                             7,708
    150,000     B          Affinity Group, Inc., Sr. Sub. Notes,
                               11.500% due 10/15/03                                           155,250
    130,000     B-         Allbritton Communications Co., Sr. Sub. Notes,
                               8.875% due 2/1/08                                              123,662
    150,000     B1*        American Media Operation Inc., Sr. Sub. Notes,
                               11.625% due 11/15/04                                           153,750
     40,000     B          Central European Media Enterprises, Sr. Notes,
                               9.375% due 8/15/04                                              31,400



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
30                                            1998 Annual Report to Shareholders

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

      FACE
     AMOUNT     RATING(c)                  SECURITY                                        VALUE
===================================================================================================
Media - Cable -- 2.3% (continued)
$   320,000     BB-        Century Communications Corp., Sr. Notes,
                               9.500% due 3/1/05                                         $  345,600
    250,000     B          Charter Communications Southeast Holdings,
                               Sr. Secured Discount Debenture,
                               14.000% due 3/15/01                                          210,625
    250,000     BB+        Comcast Corp., Sr. Sub. Notes, 9.500% due 1/15/08                262,500
                           CSC Holdings Inc.:
    120,000     BB+            Sr. Notes, 7.250% due 7/15/08                                117,000
     25,000     BB-            Sr. Sub. Debenture, 9.875% due 2/15/13                        27,062
    100,000     BB             Sr. Sub. Debenture, 10.500% due 5/15/16                      115,750
    150,000     BB-            Sr. Sub. Debenture, 9.875% due 4/1/23                        165,000
    535,000     B-         Diamond Cable Communications PLC,
                               Sr. Discount Notes, 10.750% due 2/15/07                      356,443
    190,000     B          Fox Family World, Sr. Discount Notes, step bond to
                               yield 10.250% due 11/1/07                                    114,000
     60,000     BB-        Globo Comunicacoes, Notes, 10.500% due 12/20/06(d)                32,625
    135,000     CCC+       Golden Sky Systems, Inc., Sr. Sub. Notes,
                               12.375% due 8/1/06(d)                                        136,012
    500,000     BB         International Cabletel Inc., Deferred Notes,
                               11.500% due 2/1/06                                           386,875
    100,000     BB-        Jones Intercable, Inc., Sr. Sub. Debenture,
                               10.500% due 3/1/08                                           107,000
    140,000     B          Marcus Cable Operating Co., Sr. Discount Notes,
                               13.500% due 8/1/04                                           136,150
                           NTL Inc.:
     40,000     B-             Sr. Discount Notes, step bond to yield
                                  11.500% due 10/1/08                                        22,202
    305,000     B-             Sr. Notes, 10.000% due 2/15/07                               284,412
    130,000     B-             Sr. Notes, 11.500% due 10/1/08(d)                            134,225
     50,000     B-         Pegasus Media & Communications Inc., Notes,
                               12.500% due 7/1/05                                            54,500
    110,000     B          Supercanal Holdings S.A., Sr. Notes,
                               11.500% due 5/15/05                                           52,250
---------------------------------------------------------------------------------------------------
                                                                                          3,635,251
---------------------------------------------------------------------------------------------------
Metals -- 0.6%
     25,000     B+         Acindar Industria Argentina de Aceros S.A., Notes,
                               11.250% 2/15/04                                               16,000
    140,000     Ba3*       Ameristeel Corp., Sr. Notes, 8.750% due 4/15/08                  127,400
    150,000     B-         Anker Coal Group Inc., Sr. Notes,
                               9.750% due 10/1/07                                            66,000
     60,000     B          Continental Global Group Inc., Sr. Notes,
                               11.000% due 4/1/07                                            51,675
    300,000     B-         Granite Broadcasting Corp., Sr. Sub. Notes,
                               8.875% due 5/15/08                                           258,000


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    31

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

      FACE
     AMOUNT     RATING(c)               SECURITY                                            VALUE
===================================================================================================
Metals -- 0.6% (continued)
$   150,000     B          Lodestar Holdings Inc., Sr. Notes,
                               11.500% due 5/15/05(d)                                    $  144,750
    100,000     B          UCAR Global Enterprises Inc., Sr. Sub. Notes,
                               12.000% due 1/15/05                                          101,125
    100,000     B          Weirton Steel Corp., Sr. Notes, 11.375% due 7/1/04                87,000
     80,000     B          WHX Corp., Sr. Notes, 10.500% due 4/15/05                         72,600
---------------------------------------------------------------------------------------------------
                                                                                            924,550
---------------------------------------------------------------------------------------------------
Miscellaneous -- 0.9%
     20,000     BB-        American Eco Corp., Sr. Notes, 9.625% due 5/15/08                 15,200
     90,000     NR         Bestel SA, Units, step bond to yield 12.750% due 5/15/05(d)       50,400
     85,000     B-         Club Regina Resorts Inc., Sr. Notes, 13.000% due 12/1/04          51,000
     30,000     BB         Colonial Capital II, 8.920% due 1/15/27                           34,350
    480,000     NR         Diva Systems Corp., Sr. Discount Notes, step
                               bond to yield 13.655% due 3/1/08(d)(e)                       163,200
    150,000     B+         Flag Ltd., Sr. Notes, 8.250% due 1/30/08                         137,250
     90,000     CCC+       Gothic Production Corp., Sr. Notes, 11.125% due 5/1/05(d)         58,500
    350,000     B-         Isle Capri Black Hawk LLC, 1st Mortgage Notes,
                               13.000% due 8/31/04                                          350,875
    275,000     NR         Knology Holdings, Inc., Sr. Discount Notes,
                               step bond to yield 12.492% due 10/15/07                      126,843
                           Netia Holdings, Guaranteed Sr. Notes:
     40,000     B              10.250% due 11/1/07                                           29,400
     20,000     B              Step bond to yield 11.533% due 11/1/07                         9,400
    200,000     BB-        Showboat Marina, 1st Mortgage Notes,
                               13.500% due 3/15/03                                          232,250
    135,000     NR         Transamerican Refunding Corp., Sr. Sub. Notes,
                               16.000% due 6/30/03(d)                                        47,250
     45,000     NR         Transtel, Trust Certificates, 12.500% due 11/1/07(d)              25,931
    130,000     BB-        York Power Funding Ltd., 12.000% due 10/30/07(d)                 128,700
---------------------------------------------------------------------------------------------------
                                                                                          1,460,549
---------------------------------------------------------------------------------------------------
Paper -- 0.9%
    150,000     CCC+       APP Finance II Maturitius Ltd., Bonds,
                               12.000% due 12/15/04                                          63,000
    350,000     CCC+       APP Global Finance Co., Guaranteed Notes,
                               3.500% due 4/30/03                                           201,250
     15,000     CCC+       Florida Coast Paper LLC., 1st Mortgage Notes,
                               12.750% due 6/1/03                                            10,500
    130,000     B-         Impac Group Inc., Sr. Sub. Notes,
                               10.125% due 3/15/08(d)                                       126,100
    250,000     CCC+       Indah Kiat Finance Mauritius Ltd., Sr. Notes,
                               10.000% due 7/1/07                                           133,750
    130,000     CCC+       Pindo Deli Finance Mauritius Ltd., Sr. Notes,
                               10.750% due 10/1/07                                           58,500


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
32                                            1998 Annual Report to Shareholders

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

      FACE
     AMOUNT     RATING(c)             SECURITY                                             VALUE
===================================================================================================
Paper -- 0.9% (continued)
$   200,000     B-         Repap New Brunswick, 2nd Priority Sr. Notes,
                               10.625% due 4/15/03                                       $  132,000
                           Riverwood International Corp.:
    200,000     B-             Sr. Notes, 10.250% due 4/1/06                                188,000
    380,000     CCC+           Sr. Sub. Notes, 10.875% due 4/1/08                           309,225
    220,000     CCC+       Tjiwi Kimia Finance Mauritius Ltd., Sr. Notes,
                               10.000% due 8/1/04                                           105,600
---------------------------------------------------------------------------------------------------
                                                                                          1,327,925
---------------------------------------------------------------------------------------------------
Publishing -- 0.2%
     75,000     BB-        Hollinger International Publishing Inc., Sr. Notes,
                               9.250% due 3/15/07                                            78,187
    200,000     B-         Perry-Judd Inc., Sr. Sub. Notes, 10.625% due 12/15/07            202,000
     30,000     B          Von Hoffman Press Inc., Sr. Sub. Notes,
                               10.375% due 5/15/07(d)                                        31,050
     25,000     BB-        World Color Press Inc., Sr. Sub. Notes,
                               9.125% due 3/15/03                                            25,468
---------------------------------------------------------------------------------------------------
                                                                                            336,705
---------------------------------------------------------------------------------------------------
Railroads -- 0.1%
                           TFM SA de C.V.:
    120,000     B+             Sr. Discount Debenture, 11.750% due 6/15/09                   58,800
     25,000     B+             Sr. Notes, 10.250% due 6/15/07                                20,750
---------------------------------------------------------------------------------------------------
                                                                                             79,550
---------------------------------------------------------------------------------------------------
Retail -- 0.6%
    230,000     B          Amazon.com Inc., Sr. Discount Notes, step bond to
                               yield 10.000% due 5/1/08                                     131,387
     50,000     NR         Carter Holdings Inc., Sr. Sub. Notes,
                               12.000% due 10/1/08                                           51,562
     90,000     B-         Eye Care Centers of America Inc., Sr. Sub. Notes,
                               9.125% due 5/1/08(d)                                          77,625
    150,000     B          Mothers Work, Inc., Sr. Notes, 12.625% due 8/1/05                157,125
     40,000     B+         NBTY Inc., Sr. Sub. Notes, 8.625% due 9/15/07(d)                  39,300
    105,000     NR         Sassco Fashions Ltd., Sr. Notes, 12.750% due 3/31/04             105,525
     45,000     BB-        Specialty Retailers Inc., Sr. Notes, 8.500% due 7/15/05           42,075
                           United Stationers Supply:
     30,000     B              8.375% due 4/15/08                                            28,800
     67,000     B              Sr. Sub. Notes, 12.750% due 5/1/05(d)                         73,783
    210,000     NR         U.S. Office Product Co., Sr. Sub. Notes,
                               9.750% due 6/15/08(d)                                        163,800
     90,000     NR         Zale Corp., Sr. Notes, 8.500% due 10/1/07                         83,587
---------------------------------------------------------------------------------------------------
                                                                                            954,569
---------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    33

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

      FACE
     AMOUNT     RATING(c)                   SECURITY                                          VALUE
======================================================================================================
Shipping -- 0.1%
    125,000     B          Johnstown America Industries Inc., Sr. Sub Notes,
                               11.750% due 8/15/05                                             129,062
    180,000     NR         Pegasus Shipping, 14.500% due 6/20/08(d)(e)                          83,700
------------------------------------------------------------------------------------------------------
                                                                                               212,762
------------------------------------------------------------------------------------------------------
Supermarkets -- 0.2%
    350,000     BB+        Southland Corp., 2nd Priority, Sr. Sub. Notes,
                               4.500% due 6/15/04                                              271,687
     80,000     B          Stater Brothers Holdings Inc., Sr. Sub. Notes,
                               9.000% due 7/1/04                                                70,500
------------------------------------------------------------------------------------------------------
                                                                                               342,187
------------------------------------------------------------------------------------------------------
Technology -- 0.3%
     70,000     B          DII Group Inc., Sr. Sub. Notes, 8.500% due 9/15/07                   67,025
                           Fairchild Semiconductor Corp.:
    228,574     B              Payment in Kind, 11.740% due 3/14/08                            202,288
    260,000     B              Sr. Sub. Notes, 10.125% due 3/15/07                             236,600
     20,000     NR         Wavetek Corp., Sr. Sub. Notes, 10.125% due 6/15/07(d)                19,850
------------------------------------------------------------------------------------------------------
                                                                                               525,763
------------------------------------------------------------------------------------------------------
Telecommunications -- 7.0%
    410,000     NR         Allegiance Telecom Inc., Sr. Discount Notes,
                               step bond to yield 12.216% due 2/15/08                          168,100
    160,000     NR         AMSC Acquisition Co. Inc., Sr. Notes,
                               12.250% due 4/1/08                                               81,600
    110,000     B3*        Barak I.T.C. Sr. Discount Notes, step bond to yield
                               12.500% due 6/15/04                                              48,400
    250,000     B3*        Benedek Communications Corp., Sr. Discount Notes,
                               step bond to yield 13.379% due 5/15/06                          180,000
     90,000     NR         Birch Telecom Inc., Sr. Notes,
                               14.000% due 6/15/08(d)(e)                                        79,200
     90,000     NR         CapRock Communications Corp., Sr. Notes,
                               12.000% due 7/15/08(d)                                           80,775
        400     NR         CBS Radio, Inc., Payment-in-kind, 11.325% due 1/15/09                   462
                           Celcaribe SA:
    250,000     NR             Sr. Notes, 13.500% due 3/15/04                                  256,250
      3,000     NR             Step bond to yield 11.841% due 3/15/04(d)(e)                     60,000
     23,000     B+         Celestica International Inc., Sr. Sub. Notes,
                               10.500% due 12/31/06                                             24,610
                           Centennial Cellular Corp., Sr. Notes:
    100,000     Ba3*           8.875% due 11/1/01                                              100,625
    200,000     Ba3*           10.125% due 5/15/05                                             237,250
    415,000     B          Colt Telecom Group PLC, Sr. Discount Notes,
                               12.000% due 12/15/06                                            317,475



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
34                                            1998 Annual Report to Shareholders

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

      FACE
     AMOUNT     RATING(c)                SECURITY                                           VALUE
===================================================================================================
Telecommunications -- 7.0% (continued)
$   190,000     BB+        Comcast Cellular Holdings, Sr. Notes,
                               9.500% due 5/1/07                                         $  196,650
     35,000     NR         Concentric Networks Inc., 12.750% due 12/15/07                    32,112
     30,000     B3*        Consorcio Ecuatoriano DE, Notes,14.000% due 5/1/02                15,000
    120,000     NR         Covad Communications Group, Inc., Sr. Discount
                               Notes, step bond to yield 14.556% due 3/15/08                 54,000
    275,000     NR         Dobson Communication Corp., Sr. Notes,
                               11.750% due 4/15/07                                          264,000
    130,000     NR         Dobson Wireline Co., Sr. Notes, 12.250% due 6/15/08(d)           119,600
    570,000     NR         DTI Holdings Inc., Sr. Discount Notes, step bond to
                               yield 12.171% due 2/15/08                                    199,500
     60,000     NR         E.Spire Communications Inc., Sr. Notes,
                               13.750% due 7/15/07                                           64,875
    290,000     NR         Econophone Inc., Sr. Discount Notes, step bond to
                               yield 11.071% due 5/15/08(d)                                 162,037
     60,000     B-         Esprit Telecom Group PLC, Sr. Notes,
                               11.500% due 12/15/07                                          54,000
    400,000     NR         FirstWorld Communication Inc., Sr. Notes,
                               step bond to yield 13.693% due 4/15/08(d)                    128,000
    625,000     NR         Global Crossing Holdings Ltd., Sr. Notes,
                               9.625% due 5/15/08(d)                                        612,500
     15,000     B-         Gray Communications Systems Inc., Sr. Sub. Notes,
                               10.625% due 10/1/06                                           15,000
    350,000     NR         GST Network, Sr. Discount Notes, step bond to yield
                               10.500% due 5/1/08(d)                                        156,625
     20,000     NR         GST Technologies, Sr. Discount Notes, step bond to
                               yield 14.752% due 12/15/05                                    26,000
    360,000     NR         GST USA Inc., Sr. Discount Notes, step bond to yield
                               14.606% due 12/15/05                                         235,800
     70,000     B          Hermes Europe Railtel BV, Sr. Notes,
                               11.500% due 8/15/07                                           71,400
     80,000     B+         Hyperion Telecommunications Inc., Sr. Discount Notes,
                               step bond to yield 13.467% due 4/15/03(d)                     52,400
                           ICG Holdings Inc., Sr. Discount Notes:
    160,000     NR             Step bond to yield 13.174% due 9/15/05                       123,200
    200,000     NR             Step bond to yield 12.500% due 5/1/06                        152,000
                           ICG Services Inc., Sr. Discount Notes:
    480,000     NR             Step bond to yield 9.692% due 9/15/05                        221,400
    420,000     NR             Step bond to yield 9.919% due 5/1/08                         201,600
     70,000     B+         IDT Corp., Sr. Notes, 8.750% due 2/15/06                          61,775
                           Intermedia Communications Inc., Sr. Notes:
    235,000     B              8.875% due 11/1/07                                           229,125
    155,000     B              8.500% due 1/15/08                                           147,250
    120,000     B              8.600% due 6/1/08                                            114,600

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    35

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

      FACE
     AMOUNT     RATING(c)                    SECURITY                                       VALUE
====================================================================================================
Telecommunications -- 7.0% (continued)
$   240,000     B          IPC Information Systems Inc., Sr. Discount Notes,
                               10.875% due 5/1/08                                           $170,400
    140,000     CCC+       IXC Communications, Inc., Sr. Sub. Notes,
                               9.000% due 4/15/08                                            136,850
    260,000     NR         KMC Telecom Holdings Inc., Sr. Discount Notes,
                               step bond to yield 12.514% due 2/15/08                        124,800
    160,000     NR         Long Distance International Inc., Sr. Discount Notes,
                               12.250% due 4/15/08(d)(e)                                     132,800
    350,000     CCC+       McCaw International Ltd., Sr. Discount Notes,
                               13.000% due 4/15/07                                           166,250
     50,000     NR         Metronet Communications Corp., Sr. Discount Notes,
                               step bond to yield 10.750% due 11/1/07                         29,125
    270,000     NR         Microcell Telecommunications Inc., Sr. Discount Notes,
                               step bond to yield 12.199% due 6/1/06                         177,187
    575,000     B-         Millicom International Cellular S.A., Sr. Sub. Discount
                               Notes, step bond to yield 12.422% due 6/1/06                  299,000
    100,000     B-         Mobile Telecom Technology Corp., Sr. Notes,
                               13.500% due 12/15/02                                          108,500
                           Nextel Communications Inc.:
     55,000     CCC+           Sr. Discount Notes, step bond to yield
                                  12.125% due 1/15/04                                         51,975
    675,000     CCC+           Sr. Discount Notes, step bond to yield
                                  12.982% due 8/15/04                                        632,812
    110,000     CCC+           Sr. Discount Notes, step bond to yield
                                  10.650% due 9/15/07                                         63,800
    160,000     CCC+           Sr. Discount Notes, step bond to yield
                                  9.750% due 10/31/07                                         87,200
    120,000     CCC+           Sr. Discount Notes, step bond to yield
                                  11.132% due 2/15/08                                         65,400
    260,000     CCC+           Sr. Notes, 12.000% due 11/1/08(d)                             270,400
    510,000     CCC+       Nextel International Inc., step bond to yield
                               12.125% due 4/15/08                                           174,037
     40,000     NR         Paging Network Inc., Sr. Notes, 13.500% due 6/6/05                 16,000
     80,000     B          Price Communications Wireless Inc., Sr. Secured Notes,
                               9.125% due 12/15/06(d)                                         77,800
    280,000     B-         Primus Telecom Group, Inc., Sr. Notes,
                               9.875% due 5/15/08                                            224,000
     60,000     BB+        Protection One Alarm, Sr. Discount Notes,
                               13.625% due 6/30/05                                            65,400
                           PSINet Inc., Sr. Notes:
     80,000     B-             10.000% due 2/15/05                                            78,400
     70,000     B-             11.500% due 11/1/08                                            72,100
    125,000     BB+        Qwest Communications International Inc., Sr. Discount Notes,
                               step bond to yield 9.470% due 10/15/07                         94,687



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
36                                            1998 Annual Report to Shareholders

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

      FACE
     AMOUNT     RATING(c)                    SECURITY                                         VALUE
=====================================================================================================
Telecommunications -- 7.0% (continued)
$   220,000     NR         RCN Corp., Sr. Discount Notes, step bond to yield
                               11.125% due 10/15/07                                       $   114,400
    270,000     NR         Rhythms Netconnections Inc., Sr. Notes,
                               13.500% due 5/15/08(d)(e)                                      122,175
                           RSL Communications Ltd.:
    100,000     B-             Sr. Discount Notes, step bond to yield
                                  10.125% due 3/1/08                                           46,000
     70,000     B-             Sr. Notes, 9.125% due 3/1/08                                    56,000
     70,000     B-         Satelites Mexicanos SA, Sr. Notes,
                               10.125% due 11/1/04                                             45,850
                           Sprint Spectrum Finance Corp., Sr. Notes:
    125,000     Baa*           11.000% due 8/15/06                                            142,812
    100,000     Baa*           Step bond to yield 9.492% due 8/15/06                           87,500
     25,000     CCC+       Sygnet Wireless Inc., Sr. Notes, 11.500% due 10/1/06                28,625
    110,000     CCC+       TCI Satellite Entertainment Inc., Sr. Discount Notes,
                               step bond to yield 12.141% due 2/15/07                          38,637
    200,000     NR         Telecomm Techniques, Sr. Sub. Notes,
                               9.750% due 5/15/08(d)                                          166,000
     80,000     NR         Telehub Communications Corp., Sr. Discount Notes,
                               step bond to yield 13.882% due 7/31/05(d)(e)                    42,800
     50,000     CCC+       Telesystem International Wireless Inc., Sr. Discount
                               Notes, step bond to yield 10.500% due 11/1/07                   16,000
     40,000     B+         Telewest PLC, Sr. Notes, 11.250% due 11/1/08                        42,000
    200,000     CCC        Teligent Inc., Sr. Notes, 11.500% due 12/1/07                      166,000
    270,000     B-         Time Warner Telecom LLC Inc., Sr. Notes,
                               9.750% due 7/15/08                                             270,675
    160,000     B          United International Holdings Inc., Sr. Discount Notes,
                               10.750% due 2/15/08                                             75,200
     80,000     NR         US Xchange LLC, Sr. Notes, 15.000% due 7/1/08(d)                    80,400
    100,000     NR         Versatel Telecom, Sr. Notes, 13.250% due 5/15/08(d)                 94,500
                           ViaSystems Group, Inc., Sr. Sub. Notes:
     30,000     B-             9.750% due 6/1/07(d)                                            26,550
    140,000     B-             Series B, 9.750% due 6/1/07(d)                                 123,900
    400,000     Caa*       Viatel Inc., Sr. Discount Notes, step bond to yield
                               10.879% due 4/15/08                                            180,000
                           Winstar Communications Inc.:
    300,000     CCC+           Sr. Discount Notes, step bond to yield
                                  12.327% due 10/15/05(d)                                     264,375
    130,000     CCC+           Sr. Sub. Discount Notes, 15,000% due 10/15/05(d)               123,500
     60,000     CCC+       Winstar Equipment Corp., Guaranteed Notes,
                               12.500% due 3/15/04                                             55,950
-----------------------------------------------------------------------------------------------------
                                                                                           11,073,968
-----------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    37

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

      FACE
     AMOUNT     RATING(c)                   SECURITY                                         VALUE
====================================================================================================
Telephone -- 1.3%
$   160,000     Caa*       21st Century Telecom Group, Sr. Discount Notes,
                               step bond to yield 12.246% due 2/15/08                     $   66,200
    335,000     B          BTI Telecom Corp., Sr. Notes, 10.500% due 9/15/07                 276,375
    225,000     B-         Diamond Cable Communications PLC,
                               Sr. Discount Notes, 11.750% due 12/15/05                      171,281
    500,000     NR         E.Spire Communications, Sr. Discount Notes,
                               13.000% due 11/1/05                                           370,625
     70,000     NR         Facilicom International Inc., Sr. Notes,
                               10.500% due 1/15/08                                            53,987
     90,000     B-         Iridum LLC/Capital Corp., Sr. Notes,
                               14.000% due 7/15/05                                            75,600
    340,000     B          Metronet Communications Corp., Sr. Discount Notes,
                               10.750% due 11/1/07                                           190,400
     80,000     BB-        Niagara Mohawk Power Corp., Sr. Notes,
                               7.375% due 7/1/03                                              82,800
     50,000     NR         OnePoint Communications Corp., Sr. Notes,
                               14.500% due 6/1/08(d)                                          22,500
    170,000     NR         Startec Global Communications Inc., Sr. Notes,
                               12.000% due 5/15/08(d)                                        144,500
    500,000     BBB        Worldcom Inc., Sr. Notes, 7.750% due 4/1/27                       576,250
----------------------------------------------------------------------------------------------------
                                                                                           2,030,518
----------------------------------------------------------------------------------------------------
Textiles -- 0.4%
    210,000     B          Galey & Lord Inc., Sr. Sub. Notes, 9.125% due 3/1/08              185,850
     30,000     NR         Glenoit Corp., Sr. Sub. Notes, 11.000% due 4/15/07                 28,537
    340,000     BB-        Guess Inc., Sr. Sub. Notes, 9.500% due 8/15/03                    334,050
     15,000     B-         William Carter Co., Sr. Sub. Notes,
                               10.375% due 12/1/06                                            15,543
----------------------------------------------------------------------------------------------------
                                                                                             563,980
----------------------------------------------------------------------------------------------------
Transportation -- 0.3%
     40,000     B+         Coach USA Inc., Sr. Sub. Notes, 9.375% due 7/1/07                  39,450
    100,000     BB-        Eletson Holdings Inc., Notes, 9.250% due 11/15/03                  97,875
     40,000     NR         International Shipholding Corp., Sr. Notes,
                               7.750% due 10/15/07                                            37,850
    250,000     B+         Kitty Hawk Inc., Sr. Secured Notes,
                               9.950% due 11/15/04                                           240,000
     60,000     B+         MC Shipping, Inc., Sr. Notes, 11.250% due 3/1/08                   58,575
----------------------------------------------------------------------------------------------------
                                                                                             473,750
----------------------------------------------------------------------------------------------------
Utilities - Electric -- 1.4%
     85,000     BB-        AES China Generating Co., Notes,
                               10.125% due 12/15/06                                           43,350
    125,000     BB+        Calenergy Co. Inc., Sr. Notes, 9.825% due 6/30/03                 135,937
    160,000     BB-        Calpine Corp., Sr. Notes, 7.875% due 4/1/08                       157,200



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
38                                            1998 Annual Report to Shareholders

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

      FACE
     AMOUNT     RATING(c)               SECURITY                                              VALUE
======================================================================================================
Utilities - Electric -- 1.4% (continued)
$   105,000     B          Costilla Energy Inc., Sr. Sub. Notes,
                               10.250% due 10/1/06                                        $     89,250
    350,000     NR         Long Island Lighting Co., 9.000% due 11/1/22                        416,500
                           Midland Funding, Sr. Secured Lease Obligations:
    440,000     B              Series A, 11.750% due 7/23/05                                   506,000
     75,000     B              Series B, 13.250% due 7/23/06                                    90,936
    178,146     B              Series C-91, 10.330% due 7/23/02                                189,280
    410,000     BB-        Niagara Mohawk Power Corp., Sr. Notes,
                               7.750% due 10/1/08                                              429,987
                           Northeast Utilities, Notes:
    106,667     B+             8.830% due 3/1/05                                               109,466
     17,831     B+             8.580% due 12/1/06                                               18,522
------------------------------------------------------------------------------------------------------
                                                                                             2,186,428
------------------------------------------------------------------------------------------------------
                           TOTAL CORPORATE DEBENTURES
                           (Cost -- $61,089,625)                                            54,266,607
======================================================================================================

     SHARES                     SECURITY                                                      VALUE
======================================================================================================
COMMON STOCK -- 0.0%
Agriculture -- 0.0%
      2,203                PSF Holding LLC(f)                                                   38,588
------------------------------------------------------------------------------------------------------
Consumer Products -- 0.0%
        910                Hedstrom Holdings Inc.                                                  909
         44                Mothers Work Inc.(f)                                                    368
------------------------------------------------------------------------------------------------------
                                                                                                 1,277
------------------------------------------------------------------------------------------------------
Electric -- 0.0%
         79                El Paso Electric Co., Payment-in-kind                                 8,225
------------------------------------------------------------------------------------------------------
Foods -- 0.0%
         25                Amerking Inc.(f)                                                      1,000
------------------------------------------------------------------------------------------------------
                           TOTAL COMMON STOCK
                           (Cost -- $87,559)                                                    49,090
======================================================================================================
PREFERRED STOCK -- 2.1%
Banking -- 0.2%
      5,400                California Fed Perferred Cap Corp.                                  138,375
      3,500                Chevy Chase Perferred Capital Corp.                                 175,875
------------------------------------------------------------------------------------------------------
                                                                                               314,250
------------------------------------------------------------------------------------------------------
Broadcasting -- 0.5%
        507                Capstar Broadcasting Partners Sr. Preferred(f)                       59,826
        800                Chancellor Media                                                     61,100
         10                Paxson Communications 144a(d)                                       100,000


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    39

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

     SHARES                              SECURITY                                             VALUE
======================================================================================================
Broadcasting -- 0.5%
         22                Paxson Communications, 13.25% Payment-in-kind                  $    202,400
        671                SFX Broadcasting Inc., Payment-in-kind                               78,842
        219                Spanish Broadcasting Systems, Inc.                                  215,715
          5                Spanish Broadcasting Systems Inc., Payment-in-kind(d)                 4,925
        201                Viatel, Inc. Payment-in-kind                                         12,076
------------------------------------------------------------------------------------------------------
                                                                                               734,884
------------------------------------------------------------------------------------------------------
Communications -- 0.0%
         72                Echostar Communications Corp., Payment-in-kind                       77,238
------------------------------------------------------------------------------------------------------
Electric -- 0.0%
      1,801                Public Service Co.                                                   45,925
------------------------------------------------------------------------------------------------------
Foods -- 0.1%
      1,247                AmeriKing Inc., Sr. Preferred Exchangeable
                               Payment-in-kind                                                  31,175
      1,493                Nebco Evans Holdings Co.                                            123,919
------------------------------------------------------------------------------------------------------
                                                                                               155,094
------------------------------------------------------------------------------------------------------
Gas & Oil Exploration -- 0.0%
        635                Chesapeake Energy Inc., Payment-in-kind(d)                           12,700
------------------------------------------------------------------------------------------------------
Health Care -- 0.1%
        800                Fresensius Medical Care                                              80,800
------------------------------------------------------------------------------------------------------
Media - Cable -- 0.4%
      2,612                Citadel Broadcasting Inc.                                           312,824
         44                CSC Holdings Inc., Payment-in-kind                                    4,840
      2,524                CSC Holdings Inc., Payment-in-kind                                  276,378
------------------------------------------------------------------------------------------------------
                                                                                               594,042
------------------------------------------------------------------------------------------------------
Miscellaneous -- 0.0%
         19                Anvil Holdings Inc. Sr. Preferred, Payment-in-kind                      475
------------------------------------------------------------------------------------------------------
Publishing -- 0.0%
        750                Von Hoffman Inc.(d)                                                  23,250
------------------------------------------------------------------------------------------------------
Telecommunications -- 0.8%
         72                Concentric Network Payment-in-kind                                   54,000
        141                Dobson Communications, Payment-in-kind                              129,720
        245                Intermedia Communications Inc., Payment-in-kind                     252,602
        157                IXC Communications Inc. Payment-in-kind                             178,695
        560                Nextel Communications, Series E                                     442,400
        960                Nextel Communications, Payment-in-kind                              101,760
      2,346                Nextlink Communications Inc., Payment-in-kind                       130,203
------------------------------------------------------------------------------------------------------
                                                                                             1,289,380
------------------------------------------------------------------------------------------------------
                           TOTAL PREFERRED STOCK
                           (Cost -- $3,465,512)                                              3,328,038
======================================================================================================



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
40                                            1998 Annual Report to Shareholders

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

     SHARES                                   SECURITY                                        VALUE
======================================================================================================
WARRANTS(f) -- 0.1%
Broadcasting -- 0.0%
        320                Paxson Communications Corp., Expire 6/30/03                    $          3
         75                Spanish Broadcasting Systems Inc., Expire 6/30/99                    15,375
------------------------------------------------------------------------------------------------------
                                                                                                15,378
------------------------------------------------------------------------------------------------------
Casinos -- 0.0%
         75                Louisiana Casino Cruises Inc., Expire 12/1/98                             0
------------------------------------------------------------------------------------------------------
Chemicals -- 0.0%
         40                Sterling Chemicals Holdings Inc., Expire 8/15/08                        720
------------------------------------------------------------------------------------------------------
Media - Cable -- 0.0%
        330                UIH Australia Pacific Inc., Expire 5/15/06                            1,650
        300                Wireless One Inc., Expire 10/15/03                                       75
------------------------------------------------------------------------------------------------------
                                                                                                 1,725
------------------------------------------------------------------------------------------------------
Miscellaneous -- 0.0%
         85                Club Regina Resorts Inc., Expire 12/1/04                                 85
      2,850                DTI Holdings Inc., Expire 3/1/08                                        142
        100                Epic Resorts, Expire 6/15/05                                              1
        125                McCaw International Ltd., Expire 4/15/07                                 62
        110                Orbital Imaging Corp., Expire 3/1/05                                  5,280
        221                President Riverboat Inc., Expire 9/30/99                                 22
------------------------------------------------------------------------------------------------------
                                                                                                 5,592
------------------------------------------------------------------------------------------------------
Telecommunications -- 0.1%
        330                Allegiance Telecom Inc., Expire 2/3/08                                3,960
        160                American Mobile Satellite Inc., Expire 4/1/08(c)                        441
        510                Cellnet Data System, Expire 10/1/07                                  19,380
         65                Colt Telecom Group PLC, Expire 12/31/06                              12,350
         35                Concentric Networks Inc., Expire 12/15/07                             3,577
        120                Covad Communications Group, Expire 3/15/08                            1,200
         65                ESAT Inc., Expire 2/1/07                                              2,275
         40                Globalstar Telecommunications, Expire 2/15/04                         3,600
        395                Hyperion Communications Inc., Expire 4/1/01(d)                       21,130
        495                Intelcom Group Inc., Expire 9/15/05(d)                               13,365
        110                Interact Systems Inc., Expire 8/1/03(d)                                   1
        125                Intermedia Communications Inc., Expire 6/1/00                         6,862
         45                International Wireless Inc., Expire 8/15/01                               0
        250                KMC Telecom Holdings Inc., Expire 1/31/08(d)                          4,000
        215                Knology Holdings, Inc., Expire 10/15/27                                 430
        110                Loral Orion Inc., Expire 1/31/07                                      1,265
         35                MGC Communications Inc., Expire 10/1/04                               1,530

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    41

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

     SHARES                                 SECURITY                                          VALUE
======================================================================================================
Telecommunications -- 0.1% (continued)
          40                Paging Network Brasi Inc., Expire 6/6/05(d)                   $          0
         100                Versatel Telecom Inc., Expire 5/15/08(d)                             1,000
------------------------------------------------------------------------------------------------------
                                                                                                96,366
------------------------------------------------------------------------------------------------------
                             TOTAL WARRANTS
                             (Cost -- $88,165)                                                 119,781
======================================================================================================
                             TOTAL HIGH YIELD SECTOR
                             (Cost -- $64,730,861)                                          57,763,516
======================================================================================================

      FACE
     AMOUNT+                               SECURITY                                           VALUE
========================================================================================================
FOREIGN BONDS -- 18.4%
Brazil -- 1.2%
    3,375,000                Brazil Discount ZL, 6.125% due 4/15/24                            1,999,201
--------------------------------------------------------------------------------------------------------
Bulgaria -- 1.3%
    1,130,000                Bulgaria Disc., 6.688% due 7/28/24                                  793,825
    2,455,000                Bulgaria Floating Rate Bond, 2.250% due 7/28/12                   1,356,387
--------------------------------------------------------------------------------------------------------
                                                                                               2,150,212
--------------------------------------------------------------------------------------------------------
France -- 2.7%
   17,900,000                French BTAN, 4.500% due 7/12/03                                   3,330,488
    4,580,000                French OAT, 5.500% due 4/25/07                                      900,175
                             Ivory Coast:
      800,000                    Floating Rate Bond, 2.000% due 3/31/18(d)                        34,551
      800,000                    PDI, 2.000% due 3/31/18                                          28,792
--------------------------------------------------------------------------------------------------------
                                                                                               4,294,006
--------------------------------------------------------------------------------------------------------
Italy -- 1.6%
2,975,000,000                BTPS, 10.500% due 9/1/05                                          2,477,153
--------------------------------------------------------------------------------------------------------
Mexico -- 2.2%
                             Mexico Par B:
       42,000                    6.250% due 12/31/19                                              31,578
    4,670,000                    6.250% due 12/31/19                                           3,511,256
--------------------------------------------------------------------------------------------------------
                                                                                               3,542,834
--------------------------------------------------------------------------------------------------------
Panama -- 0.3%
      605,000                Panama IRB, 3.750% due 7/17/14                                      442,784
--------------------------------------------------------------------------------------------------------
Peru -- 0.6%
    1,670,000                Peru PDI, 4.000% due 3/7/17                                         960,250
--------------------------------------------------------------------------------------------------------



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
42                                            1998 Annual Report to Shareholders

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

      FACE
     AMOUNT+                                     SECURITY                                     VALUE
=======================================================================================================
Sweden -- 3.2%
                             Sweden Government:
   17,200,000                    6.000% due 2/9/05                                         $  2,376,966
   17,400,000                    6.750% due 5/5/14                                            2,657,021
-------------------------------------------------------------------------------------------------------
                                                                                              5,033,987
-------------------------------------------------------------------------------------------------------
United Kingdom -- 4.6%
                             United Kingdom Treasury:
    3,160,000                    8.000% due 12/7/00                                           5,566,726
      705,000                    8.000% due 6/7/21                                            1,649,982
-------------------------------------------------------------------------------------------------------
                                                                                              7,216,708
-------------------------------------------------------------------------------------------------------
Venezuela -- 0.6%
      195,000                Venezuela, 13.625% due 8/15/18                                     140,400
    1,160,000                Venezuela Par A, 6.750% due 3/31/20                                778,650
-------------------------------------------------------------------------------------------------------
                                                                                                919,050
-------------------------------------------------------------------------------------------------------
                             TOTAL FOREIGN BONDS
                             (Cost -- $29,207,142)                                           29,036,185
=======================================================================================================
SHORT TERM SECURITIES -- 6.3%
$  10,000,000                FHLMC Discount Note, 5.350% due 11/16/98
                             (Cost -- $9,977,466)                                             9,977,466
=======================================================================================================
REPURCHASE AGREEMENT -- 3.9%
    6,094,000                CS First Boston Corp., 5.370% due 11/2/98;
                             Proceeds at maturity -- $6,096,727;
                             (Fully collateralized by U.S. Treasury Notes,
                             4.055% due 10/14/99; Market value -- $6,187,320)
                             (Cost -- $6,094,000)                                             6,094,000
=======================================================================================================
                             TOTAL INVESTMENTS -- 100%
                             (Cost -- $163,715,190)                                        $157,837,919
=======================================================================================================

(a) Security is segregated for forward exchange contracts and/or for securities traded on a "to-be-announced" basis or when issued basis, and/or options, futures and extended settlements.
(b)  Security is traded on a "to-be-announced" basis (see Note 9).
(c) All ratings are by Standard & Poor's Ratings Services ("Standard & Poor's"), except that those identified by an asterisk (*) are rated by Moody's Investors Service Inc. ("Moody's").
(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, generally to qualified institutional buyers.
(e)  Security has been issued with attached warrants.
(f)  Non-income producing security.
+    Represents local currency.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     See page 44 for definitions of ratings.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    43

================================================================================
Bond Ratings (unaudited)
================================================================================

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "CC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA      -- Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's. Capacity to pay interest and repay principal is extremely strong.


AA       -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A        -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB      -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B,   -- Bonds rated "BB", "B", "CCC", and "CC" are regarded, on balance, as
CCC,        predominantly speculative with respect to capacity to pay interest
and CC      and repay principal in accordance with the terms of the obligation.
            "BB" represents the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Ca", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa      -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa       -- Bonds rated "Aa" are judged to be of high quality by all standards.
            Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A        -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade which suggest a susceptibility to impairment some time in the future.

Baa      -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba       -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B        -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa      -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

Ca       -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

NR       -- Indicates that the bond is not rated by Standard & Poor's or
            Moody's.

--------------------------------------------------------------------------------
44                                            1998 Annual Report to Shareholders

================================================================================
Statements of Assets and Liabilities                            October 31, 1998
================================================================================

                                                                                                                          Putnam
                                                                                             Smith Barney               Diversified
                                                                                              High Income                  Income
                                                                                               Portfolio                 Portfolio
===================================================================================================================================
ASSETS:
    Investments, at value (Cost -- $174,185,490
        and $163,715,190, respectively)                                                      $ 160,439,988            $ 157,837,919
    Cash                                                                                               255                       --
    Foreign currency, at value (Cost -- $0 and $44,251)                                                 --                   46,780
    Dividends and interest receivable                                                            3,293,857                2,682,910
    Receivable for securities sold                                                               2,030,536                2,747,459
    Receivable for Fund shares sold                                                                 36,976                   77,897
    Receivable for closed forward foreign currency contracts                                            --                  136,948
    Receivable for open forward foreign currency
       contracts (Note 5)                                                                               --                1,001,813
    Receivable from broker                                                                              --                   10,875
-----------------------------------------------------------------------------------------------------------------------------------
    Total Assets                                                                               165,801,612              164,542,601
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
    Payable for securities purchased                                                             4,966,702                6,242,931
    Payable for open forward foreign currency
       contracts (Note 5)                                                                          263,372                1,159,451
    Management fee payable                                                                         234,321                   95,096
    Payable for closed forward foreign currency contracts                                               --                   71,955
    Payable to bank                                                                                     --                    5,480
    Payable for Fund shares purchased                                                               24,988                       --
    Accrued expenses                                                                                53,601                   73,073
-----------------------------------------------------------------------------------------------------------------------------------
    Total Liabilities                                                                            5,542,984                7,647,986
-----------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                             $ 160,258,628            $ 156,894,615
===================================================================================================================================
NET ASSETS:
    Par value of capital shares                                                              $         134            $         134
    Capital paid in excess of par value                                                        163,543,153              156,108,744
    Undistributed net investment income                                                         13,909,654                9,261,510
    Accumulated net realized loss from security transactions,
       options, futures contracts and foreign currencies                                        (3,188,389)              (2,323,139)
    Net unrealized depreciation of investments,
       futures contracts and foreign currencies                                                (14,005,924)              (6,152,634)
-----------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                             $ 160,258,628            $ 156,894,615
===================================================================================================================================
Shares Outstanding                                                                              13,392,387               13,412,724
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value                                                                                     $11.97                   $11.70
-----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    45

================================================================================
Statements of Operations                     For the Year Ended October 31, 1998
================================================================================

                                                                                                                          Putnam
                                                                                                  Smith Barney          Diversified
                                                                                                   High Income             Income
                                                                                                    Portfolio            Portfolio
===================================================================================================================================
INVESTMENT INCOME:
    Interest                                                                                       $ 14,638,441        $ 11,733,194
    Dividends                                                                                           360,610             424,137
    Less: Foreign withholding tax                                                                            --             (28,601)
-----------------------------------------------------------------------------------------------------------------------------------
    Total Investment Income                                                                          14,999,051          12,128,730
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
    Management fees (Note 2)                                                                            915,654           1,084,982
    Shareholder communications                                                                           38,452              29,917
    Audit and legal                                                                                      25,374              22,936
    Pricing service fees                                                                                 12,626              44,878
    Custody                                                                                              10,474              59,834
    Shareholder and system servicing fees                                                                 6,849               6,982
    Directors' fees                                                                                       6,212               7,680
    Registration fees                                                                                     5,339               2,992
    Other                                                                                                 7,470               4,565
-----------------------------------------------------------------------------------------------------------------------------------
    Total Expenses                                                                                    1,028,450           1,264,766
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                                13,970,601          10,863,964
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS, FUTURES CONTRACTS
AND FOREIGN CURRENCIES (NOTES 3, 4, 5 AND 7)
    Realized Gain (Loss) From:
       Security transactions (excluding short-term securities)                                       (3,275,470)         (1,951,270)
       Options purchased                                                                                     --              29,825
       Futures contracts                                                                                     --             (65,264)
       Foreign currency transactions                                                                     27,072          (1,993,453)
-----------------------------------------------------------------------------------------------------------------------------------
    Net Realized Loss                                                                                (3,248,398)         (3,980,162)
-----------------------------------------------------------------------------------------------------------------------------------
    Change in Net Unrealized Appreciation (Depreciation) of
    Investments, Futures Contracts and Foreign Currencies:
       Beginning of year                                                                              3,717,845           2,616,438
       End of year                                                                                  (14,005,924)         (6,152,634)
-----------------------------------------------------------------------------------------------------------------------------------
    Increase in Net Unrealized Depreciation                                                         (17,723,769)         (8,769,072)
-----------------------------------------------------------------------------------------------------------------------------------
Net Loss on Investments                                                                             (20,972,167)        (12,749,234)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                                             $ (7,001,566)       $ (1,885,270)
===================================================================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
46                                            1998 Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets
================================================================================

                                                        Years Ended October 31,
Smith Barney High Income Portfolio                        1998           1997
================================================================================
OPERATIONS:
    Net investment income                             $ 13,970,601  $  8,737,397
    Net realized gain (loss)                            (3,248,398)    1,991,107
    (Increase) decrease in net unrealized
       depreciation                                    (17,723,769)    3,028,895
--------------------------------------------------------------------------------
    Increase (Decrease) in Net Assets From Operations   (7,001,566)   13,757,399
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                               (8,703,060)   (3,902,709)
    Net realized gains                                  (2,002,944)     (325,225)
--------------------------------------------------------------------------------
    Decrease in Net Assets From
       Distributions to Shareholders                   (10,706,004)   (4,227,934)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
    Net proceeds from sale of shares                    49,965,742    46,549,788
    Net asset value of shares issued
       for reinvestment of dividends                    10,706,004     4,227,935
    Cost of shares reacquired                           (6,431,646)   (2,536,014)
--------------------------------------------------------------------------------
    Increase in Net Assets From
       Fund Share Transactions                          54,240,100    48,241,709
--------------------------------------------------------------------------------
Increase in Net Assets                                  36,532,530    57,771,174

NET ASSETS:
    Beginning of year                                  123,726,098    65,954,924
--------------------------------------------------------------------------------
    End of year*                                      $160,258,628  $123,726,098
================================================================================
* Includes undistributed net investment income of:     $13,909,654    $8,703,403
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    47

================================================================================
Statements of Changes in Net Assets (continued)
================================================================================

                                                         Years Ended October 31,
Putnam Diversified Income Portfolio                        1998           1997
================================================================================
OPERATIONS:
    Net investment income                             $ 10,863,964  $  7,040,767
    Net realized loss                                   (3,980,162)     (507,432)
    (Increase) decrease in net unrealized
       depreciation                                     (8,769,072)    1,679,994
--------------------------------------------------------------------------------
    Increase (Decrease) in Net Assets From Operations   (1,885,270)    8,213,329
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                               (5,006,574)   (4,024,282)
    Net realized gains                                  (1,644,355)     (649,717)
--------------------------------------------------------------------------------
    Decrease in Net Assets From
       Distributions to Shareholders                    (6,650,929)   (4,673,999)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
    Net proceeds from sale of shares                    41,078,403    34,247,136
    Net asset value of shares issued
       for reinvestment of dividends                     6,650,929     4,673,999
    Cost of shares reacquired                           (3,899,578)   (1,935,399)
--------------------------------------------------------------------------------
    Increase in Net Assets From
       Fund Share Transactions                          43,829,754    36,985,736
--------------------------------------------------------------------------------
Increase in Net Assets                                  35,293,555    40,525,066

NET ASSETS:
    Beginning of year                                  121,601,060    81,075,994
--------------------------------------------------------------------------------
    End of year*                                      $156,894,615  $121,601,060
================================================================================
* Includes undistributed net investment income of:      $9,261,510    $5,343,943
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
48                                            1998 Annual Report to Shareholders

================================================================================
Notes to Financial Statements
================================================================================

1.   Significant Accounting Policies

The Smith Barney High Income and Putnam Diversified Income Portfolios ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these Portfolios and eleven other separate investment portfolios: AIM Capital Appreciation, Alliance Growth, Van Kampen American Capital Enterprise, Smith Barney Large Cap Value (formerly Smith Barney Income and Growth), Smith Barney International Equity, Smith Barney Pacific Basin, TBC Managed Income, GT Global Strategic Income, MFS Total Return, Smith Barney Money Market and Smith Barney Large Capitalization Growth Portfolios. Shares of the Fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

The significant accounting policies consistently followed by the Portfolios are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between the bid and ask prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence;
(f) interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1998, reclassifications were made to the Portfolios' capital accounts to reflect permanent

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    49

================================================================================
Notes to Financial Statements (continued)
================================================================================

book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (k) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, Putnam Diversified Income and Smith Barney High Income Portfolios may enter into foreign currency exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled or closed.

2.   Management Agreement and Transactions with Affiliated Persons

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as the investment manager of the Smith Barney High Income Portfolio ("SBHI"). SBHI pays MMC a management fee calculated at an annual rate of 0.60% of the average daily net assets of the Portfolio. In addition, Travelers Investment Adviser, Inc. ("TIA"), an affiliate of MMC, acts as the investment manager of the Putnam Diversified Income Portfolio ("PDIP"). PDIP pays TIA a management fee calculated at an annual rate of 0.75% of the average daily net assets of the Portfolio. These fees are calculated daily and paid monthly.

TIA has entered into a sub-advisory agreement with Putnam Investment Management, Inc. ("PIM"). Pursuant to the sub-advisory agreement, PIM is responsible for the day-to-day portfolio operations and investment decisions for PDIP and is compensated for such service at the annual rate of 0.35% of the average daily net assets of PDIP. This fee is calculated daily and paid monthly.

TIA has entered into a Sub-Administrative Services Agreement with MMC. TIA pays MMC, as sub-administrator, a fee calculated at an annual rate of 0.10% of the average daily net assets of PDIP.

All officers and one Director of the Fund are employees of SSB.


--------------------------------------------------------------------------------
50                                            1998 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

3.   Investments

During the year ended October 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                 SBHI                     PDIP
================================================================================
Purchases                                    $171,111,455           $305,634,814
--------------------------------------------------------------------------------
Sales                                         114,604,241            263,279,379
================================================================================

At October 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                   SBHI                 PDIP
===============================================================================
Gross unrealized appreciation                    $1,660,364          $3,279,395
Gross unrealized depreciation                   (15,405,866)         (9,156,666)
-------------------------------------------------------------------------------
Net unrealized depreciation                    $(13,745,502)        $(5,877,271)
===============================================================================

4.   Option Contracts

Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are marked-to-market daily and are included in the schedules of investments. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or lesser than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

At October 31, 1998, there were no open purchased call options.

When the Portfolios write a covered call or put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    51

================================================================================
Notes to Financial Statements (continued)
================================================================================

originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of loss if the market price of the underlying security declines.

The following covered call option transactions occurred in PDIP during the year ended October 31, 1998:

                                                            Number of
                                                            Contracts   Premiums
================================================================================
Options written, outstanding at October 31, 1997              1,010    $ 12,575
Options written during the year ended October 31, 1998        6,766      37,953
Options cancelled in closing purchase transactions           (7,776)    (50,528)
--------------------------------------------------------------------------------
Options written, outstanding at October 31, 1998                  0    $      0
================================================================================

There were no open covered call option written contracts as of October 31, 1998.

5.   Foreign Currency Exchange Contracts

At October 31, 1998, the Portfolios had open foreign currency exchange contracts as described below. The Portfolios record realized gains or losses at the time the forward contract is offset by entry into a closing transaction or settlement of the contract. The Portfolios bear the market risk that arises from changes in foreign currency exchange rates. The unrealized loss on the contracts is reflected in the accompanying financial statements as follows:

--------------------------------------------------------------------------------
52                                            1998 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

Smith Barney High Income Portfolio

                                           Local        Market   Settlement  Unrealized
Foreign Currency                         Currency       Value       Date        Loss
======================================================================================
To Sell:
    British Pound                         224,725     $375,650    2/25/99     $(11,595)
    European Currency Unit                946,576    1,126,042   11/30/98      (69,445)
    German Mark                         1,642,688      993,489    12/3/98      (50,131)
    German Mark                           672,917      407,373   12/23/98      (29,876)
    German Mark                         2,398,440    1,455,541    1/28/99     (102,325)
--------------------------------------------------------------------------------------
Net Unrealized Loss on Open Forward
    Foreign Currency Contracts                                               $(263,372)
======================================================================================

Putnam Diversified Income Portfolio

                                           Local              Market       Settlement    Unrealized
Foreign Currency                         Currency             Value           Date       Gain (Loss)
===================================================================================================
To Buy:
Australian Dollar                           23,519        $    14,647       12/16/98    $       937
Danish Krone                             4,101,553            652,121       12/16/98         35,346
German Mark                                826,350            500,089       12/16/98         20,489
German Mark                              5,672,500          3,432,872       12/16/98        138,737
German Mark                              2,850,450          1,725,030       12/16/98         72,595
German Mark                              6,709,900          4,060,684       12/16/98          3,422
Italian Lira                         2,699,235,852          1,647,634        11/2/98            297
Italian Lira                         1,411,254,966            861,441        11/2/98            838
Japanese Yen                           143,014,165          1,236,021       12/16/98        156,588
Japanese Yen                           381,769,000          3,299,496       12/16/98        420,111
Spanish Peseta                         155,004,080          1,100,214       12/16/98         52,273
---------------------------------------------------------------------------------------------------
                                                                                            901,633
---------------------------------------------------------------------------------------------------

To Sell:
British Pound                           (2,558,400)        (4,274,120)      12/16/98          7,874
British Pound                           (1,882,400)        (3,144,779)      12/16/98         47,583
French Franc                              (658,000)          (118,686)      12/16/98         (5,841)
French Franc                           (22,043,800)        (3,976,135)      12/16/98       (195,686)
German Mark                             (8,299,960)        (5,022,953)      12/16/98       (211,382)
German Mark                               (537,512)          (325,290)      12/16/98        (13,146)
German Mark                             (3,533,150)        (2,138,185)      12/16/98        (86,652)
German Mark                               (921,850)          (557,883)      12/16/98        (23,481)
German Mark                             (2,856,785)        (1,728,863)      12/16/98        (69,871)
Italian Lira                          (890,575,591)          (543,669)      12/16/98           (138)
Japanese Yen                           (98,733,885)          (853,322)      12/16/98       (108,161)
Japanese Yen                           (23,951,400)          (207,004)      12/16/98        (26,918)
Japanese Yen                            (8,903,800)           (76,952)      12/16/98         (9,805)
Japanese Yen                          (167,737,128)        (1,449,693)      12/16/98       (186,707)
Japanese Yen                          (111,586,497)          (964,403)      12/16/98       (122,215)
Japanese Yen                           (88,365,850)          (763,715)      12/16/98        (99,240)
Netherland Guilder                         (10,100)            (5,423)      12/16/98           (208)
Swedish Krona                          (27,704,068)        (3,549,940)      12/16/98         44,723
---------------------------------------------------------------------------------------------------
                                                                                         (1,059,271)
---------------------------------------------------------------------------------------------------
Total Unrealized Loss on Forward
    Foreign Currency Contracts                                                          $  (157,638)
===================================================================================================


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    53

================================================================================
Notes to Financial Statements (continued)
================================================================================

6.   Repurchase Agreements

The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

7.   Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 1998, the PDIP had the following open futures contracts:


                                                                                               Net
                                # of                            Basis           Market      Unrealized
Contracts to Sell              Contracts     Expiration         Value           Value          Loss
======================================================================================================
U.S. Treasury 10-Year Note        12           12/98        $(1,541,326)     $(1,546,875)     $(5,549)
======================================================================================================

8.   Lending of Portfolio Securities

The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary between 2% and 5% depending on the type of securities loaned. The custodian establishes and maintains the collateral in segregated accounts. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

At October 31, 1998, the Portfolios had no securities on loan.


--------------------------------------------------------------------------------
54                                            1998 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

9.   Securities Traded on a When-Issued or To-Be-Announced Basis

PDIP may trade securities on a when-issued basis or on a to-be-announced ("TBA") basis.

In a when-issued transaction the securities are purchased or sold by the Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. Purchasing such securities involves the risk of loss if the value of the securities declines prior to settlement.

In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

At October 31, 1998, PDIP held two TBA securities with a cost of $2,005,944.

10.  Capital Loss Carryforwards

At October 31, 1998, the Smith Barney High Income Portfolio and the Putnam Diversified Income Portfolio had, for Federal income tax purposes, approximately $3,001,000 and $2,321,000, respectively, of capital loss carryforwards available to offset future realized gains before expiration in 2006. To the extent that these carryforward losses are used to offset gains, it is probable that the gains so offset will not be distributed.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    55

================================================================================
Notes to Financial Statements (continued)
================================================================================

11.  Capital Shares

At October 31, 1998, the Fund had six billion shares of $0.00001 par value capital stock authorized. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

Transactions in shares of each Portfolio were as follows:

                                                    Year Ended        Year Ended
                                                 October 31, 1998   October 31, 1997
====================================================================================
Smith Barney High Income Portfolio
Shares sold                                          3,735,587        3,725,306
Shares issued on reinvestment                          816,629          358,299
Shares redeemed                                       (497,339)        (202,326)
------------------------------------------------------------------------------------
Net Increase                                         4,054,877        3,881,279
====================================================================================
Putnam Diversified Income Portfolio
Shares sold                                          3,309,769        2,882,116
Shares issued on reinvestment                          543,375          403,976
Shares redeemed                                       (321,876)        (165,387)
------------------------------------------------------------------------------------
Net Increase                                         3,531,268        3,120,705
====================================================================================



--------------------------------------------------------------------------------
56                                            1998 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

For a share of each capital stock outstanding throughout each year ended October 31:

Smith Barney High Income Portfolio          1998(1)           1997            1996           1995          1994(2)
=================================================================================================================
Net Asset Value, Beginning
   of Year                                 $13.25            $12.09          $11.26         $10.07         $10.00
-----------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(3)                  1.21              0.88            1.14           0.93           0.29
   Net realized and unrealized
     gain (loss)                            (1.58)             1.00            0.19           0.48          (0.22)
-----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (0.37)             1.88            1.33           1.41           0.07
-----------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                    (0.74)            (0.66)          (0.50)         (0.22)            --
   Net realized gains                       (0.17)            (0.06)             --             --             --
-----------------------------------------------------------------------------------------------------------------
Total Distributions                         (0.91)            (0.72)          (0.50)         (0.22)            --
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $11.97            $13.25          $12.09         $11.26         $10.07
-----------------------------------------------------------------------------------------------------------------
Total Return                                (3.38)%           16.24%          12.17%         14.30%          0.70%++
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $160,259          $123,726         $65,955        $20,450         $3,395
-----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(3)                               0.67%             0.70%           0.84%          0.70%          0.69%+
   Net investment income                     9.12              9.36            9.79           9.54           7.55+
-----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        82%               89%            104%            57%            15%
=================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(3) The Manager waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager reimbursed the Portfolio for $17,664 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                             Expense Ratios
                Net Investment Income                     Without Fee Waivers
                 Per Share Decreases                       and Reimbursement
              ------------------------                   ----------------------
               1995              1994                     1995            1994
              ------            ------                   ------          ------
              $0.04             $0.07                     1.07%          2.60%+

++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    57

================================================================================
Financial Highlights
================================================================================

For a share of capital stock outstanding throughout each year ended October 31:

Putnam Diversified Income Portfolio          1998            1997           1996(1)          199           1994(2)
=================================================================================================================
Net Asset Value, Beginning
   of Year                                 $12.31          $11.99          $11.46           $10.18         $10.00
-----------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(3)                  0.57            0.67            0.78             0.79           0.23
   Net realized and unrealized
     gain (loss)                            (0.62)           0.30            0.27             0.58          (0.05)
-----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (0.05)           0.97            1.05             1.37           0.18
-----------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                    (0.42)          (0.56)          (0.39)           (0.09)            --
   Net realized gains                       (0.14)          (0.09)          (0.13)              --             --
-----------------------------------------------------------------------------------------------------------------
Total Distributions                         (0.56)          (0.65)          (0.52)           (0.09)            --
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $11.70          $12.31          $11.99           $11.46         $10.18
-----------------------------------------------------------------------------------------------------------------
Total Return                                (0.65)%          8.44%           9.43%           13.55%          1.80%++
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $156,895        $121,601         $81,076          $31,514         $6,763
-----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(3)                               0.87%           0.88%           0.96%            0.97%          0.98%+
   Net investment income                     7.48            6.99            7.57             7.53           6.14+
-----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       191%            253%            255%             276%            20%
=================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(3) The Manager waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager reimbursed the Portfolio for $19,028 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                             Expense Ratios
               Net Investment Income                       Without Fee Waivers
                Per Share Decreases                         and Reimbursement
              ----------------------                     -----------------------
               1995            1994                       1995             1994
              ------          ------                     ------           ------
              $0.04           $0.07                       1.31%           2.92%+

++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
58                                            1998 Annual Report to Shareholders

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Directors of
Travelers Series Fund Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Smith Barney High Income Portfolio and Putnam Diversified Income Portfolio of Travelers Series Fund Inc. as of October 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended and for the period from June 16, 1994 (commencement of operations)to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney High Income Portfolio and Putnam Diversified Income Portfolio of Travelers Series Fund Inc. as of October 31, 1998, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended and for the period from June 16, 1994 to October 31, 1994, in conformity with generally accepted accounting principles.

                                          /s/  KPMG Peat Marwick LLP


New York, New York
December 18, 1998

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    59

================================================================================
Tax Information (unaudited)
================================================================================

For Federal tax purposes the Travelers Series Fund Inc. hereby designates for the fiscal year ended October 31, 1998:

     o Long-term capital gain distributions paid:

         o SBHI  $573,345
         o PDIP  $424,171



--------------------------------------------------------------------------------
60                                            1998 Annual Report to Shareholders

                                                     SalomonSmithBarney
                                                     ---------------------------
                                                     A member of citigroup[LOGO]



Directors                               Investment Managers
Victor K. Atkins                        Mutual Management Corp.
A.E. Cohen                              Travelers Investment Adviser, Inc.
Robert A. Frankel
Rainer Greeven                          Custodian
Susan M. Heilbron                       PNC Bank, N.A.
Heath B. McLendon, Chairman

Officers                                Annuity Administration
Heath B. McLendon                       Travelers Annuity Investor Services
President and Chief Executive Officer   5 State House Square
                                        1 Tower Square
                                        Hartford, CT 06183
Lewis E. Daidone
Senior Vice President and Treasurer

John C. Bianchi                         This report is submitted for the general
Vice President                          information of the shareholders of
                                        Travelers Series Fund Inc. -- Smith
Thomas M. Reynolds                      Barney High Income and Putnam
Controller                              Diversified Income Portfolios. It is not
                                        authorized for distribution to
Christina T. Sydor                      prospective investors unless accompanied
Secretary                               or preceded by a current Prospectus for
                                        the Portfolios, which contains
                                        information concerning the Portfolios'
                                        investment policies and expenses as well as other pertinent information.

                                        Salomon Smith Barney is a service mark
                                        of Salomon Smith Barney Inc.


                                        Travelers Series Fund Inc.
                                        388 Greenwich Street, MF-2
                                        New York, New York 10013


                                        IN0254 12/98

[GRAPHIC]

Travelers Series Fund Inc.

Smith Barney Large Cap
Value Portfolio

Alliance Growth Portfolio

Van Kampen American
Capital Enterprise Portfolio

-------------
ANNUAL REPORT
-------------

October 31, 1998

[LOGO]Smith Barney Mutual Funds
      Investing for your future.
      Every day.(R)

Travelers Series
Fund Inc.

                                                  [PHOTO]
                                                  HEATH B.
                                                  MCLENDON
                                                  Chairman

Dear Shareholder:

We are pleased to provide the annual report of the Travelers Series Fund Inc. - Smith Barney Large Cap Value Portfolio, Alliance Growth Portfolio and Van Kampen American Capital Enterprise Portfolio for the year ended October 31, 1998. In this report, we summarize the period's prevailing economic and market conditions and outline each Portfolio's investment strategy. A detailed summary of performance and current holdings for each Portfolio can be found in the appropriate sections that follow.

Portfolio Highlights
Smith Barney Large Cap Value Portfolio

For the year ended October 31, 1998, the Smith Barney Large Cap Value Portfolio had a total return of 9.65% compared to the total return of 10.41% for its Lipper Inc. ("Lipper") growth fund peer group average over the same period. (Lipper is a major fund-tracking organization.)

Most major U.S. markets ended September modestly higher, as the notion of a less restrictive global monetary policy to stem the international financial crisis appeared to gain currency. Investors were encouraged by a noticeable shift in the Federal Reserve Board's ("Fed") view of the economy from a focus on the risks of domestic inflation toward a greater balance between inflation and a global turmoil-induced economic recession. The lift in stock prices was challenged by volatility associated with several events including a steady string of corporate profit warnings, significant reductions in corporate earnings estimates, the near collapse of a major hedge fund and lingering concerns regarding the implications of a slowdown in global economic growth for corporate earnings and economic growth in 1999.

Although investors were forewarned of massive losses related to emerging market trading inventories by several money center banks in August, the degree of damage caused by unusually high levels of market volatility and the rapid widening of spreads between different types of bonds was further evidenced during September by the near failure of a large hedge fund.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     1

The unfavorable prospects for a rebound in the growth of the Asian economies also remained a concern. A year after the inception of the Asian crisis, economic data related to the countries that initially faltered showed precious little signs of stabilization. These countries continue to struggle, in part, because of the inability of Japanese leaders to break a political stalemate that continues to prevent the implementation of adequate fiscal policies to bolster its economy and restructure its financial system. Additionally, political uncertainty and a potential impeachment proceeding in the U.S. have unsettled investors further.

The stock markets snapped back vigorously during October responding to a rare inter-meeting rate cut by the Fed, Congressional passage of additional IMF funding and the appearance of progress related to issues of investor concern regarding the economic prospects associated with Brazil and Japan. The ability of these countries to address their structural problems is perceived to be among the linchpins preventing an exacerbation of a possible global slowdown. Therefore, attempts among Japanese leaders to deal with its banking industry problems and the announcement of a fiscal austerity plan in Brazil, helped to improve investor psychology.

The Fund's investment team believes several international events that have occurred recently constituted steps in the proper direction (i.e., several global rate cuts, increased resolve among G-7 nations, Japanese banking proposal, Brazilian austerity plan, etc.) and these antidotes to long-festering structural problems should ultimately be positive for the global economy. However, they may likely not stave off the intermediate-term reality of economic recessions within the associated regions. Clearly, global leaders are more disposed toward aggressively attempting to constrain the impact of the current turmoil, yet the prospect of a Brazilian recession remains a concern.

Two rate cuts by the Fed within the span of three weeks combined with mediocre yet, generally in-line reported earnings, gave rise to a potent `relief rally' that lifted the S&P 500 Index by 8%. (The Fed reduced the federal-funds rate for the third time in seven weeks on November 17, 1998.)

Although further rate reductions may inhibit the equity market from breaching recent lows, the yawning gap between analyst's 1999 projections of corporate earnings growth relative to economists' estimates implies an unusually high degree of optimism continues to exist. Going forward, the Fund's investment team anticipates negative earnings revisions and continues to emphasize the importance of disciplined stock selection with an emphasis on high-quality companies of a defensive nature with relatively cheaper valuations, largely domestic revenues and high earnings visibility. Moreover, the Fund's investment


--------------------------------------------------------------------------------
2                                             1998 Annual Report to Shareholders
team has identified select opportunities among the regional banking, life insurance, pharmaceutical and electric utility industries during the reporting period.

Alliance Growth Portfolio

For the year ended October 31, 1998, the Alliance Growth Portfolio generated a total return of 12.92%, in comparison to the total return of 11.35% for its Lipper growth fund peer group average. (Lipper is a major fund-tracking organization.)

In the view of the Portfolio Managers, the performance of the U.S. market during the reporting period has been predicated on reactions to world events and does not necessarily reflect basic market fundamentals. During the six months ended October 31, 1998, the U.S. market experienced a 20% decline. The Portfolio Managers believe that this decline may be classified as something of a financial panic and not necessarily the start of a bear market. During the summer, the stock market had been declining on fears that Asian weakness would drag down the western economies as well. When Russia defaulted on its foreign debt there was a large and sudden expansion of risk premiums. The vulnerability of speculative investors such as hedge funds to these movements proved to be alarmingly great. When it became known that many large hedge funds had lost most of their equity capital and that banks and brokers had extended shockingly large amounts of credit to these funds, the stock market dropped sharply. Scare stories of an imminent credit crunch sent financial stocks sharply lower.

To some, these events signaled the death of optimism about the ability of the United States and Europe to continue to prosper while Asia struggles with economic disarray. A more positive view would be that there is an element of financial panic in this situation, and that these events do not necessarily presage recession or worse for the United States. The stock market is an acknowledged forecaster of recessions. Unfortunately, the stock market forecasts more recessions than actually occur. In other words, market declines are not necessarily followed by recession.

The portfolio managers at Alliance see significant differences between this crisis and other troubled markets of the past. Unlike declines in the 1970s and 1980s it is their belief that this one is taking place in a much more positive environment than those which occurred in a climate of war, inflation and high interest rates. The managers are therefore hopeful that the damage will be more easily contained. At worst they expect a mild recession. With the market down 15% to 20%, the managers were buying unreasonably depressed stocks rather than not participating in the market.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     3

Van Kampen American Capital Enterprise Portfolio

For the year ended October 31, 1998, the Van Kampen American Capital Enterprise Portfolio ("Portfolio") generated a total return of 8.97%, which compares unfavorably to the total return of 11.35% for its Lipper growth fund peer group average. (Lipper is a major fund-tracking organization.)

The Van Kampen American Capital Enterprise Portfolio is managed with a consistent philosophy: to own companies with positive future fundamentals at attractive current prices. Although this philosophy may sound simplistic, the portfolio managers believe that the best total return potential has usually been achieved by a primary focus on disciplined stock selection. In selecting stocks, the portfolio managers generally look for at least one of the following fundamental characteristics:

      o     Consistent earnings growth
      o     Accelerating earnings growth
      o     Better-than-expected fundamentals
      o An underlying change in a company, industry, or regulatory environment

As long as the original criteria for purchasing a particular stock hold true and its value remains relatively attractive, the stock usually stays in the Van Kampen American Capital Enterprise Portfolio. Because of the stock market's extreme volatility since mid-July, the portfolio managers continue to monitor companies very closely, looking for signs of deteriorating fundamentals.

The Portfolio's performance was shaped by two very different sets of conditions during the reporting period. During the first nine months of the period, the Portfolio performed well, thanks to steady domestic economic growth and low inflation. Beginning in mid-July, however, economic difficulties in Asia and, later, in Russia and Latin America drove stock markets around the world sharply downward. Although the market recovered partially in September and October, the Portfolio nevertheless lost some ground during the period under review.

In response to recent market volatility and slowing international economic conditions, the managers sought to limit the Portfolio's exposure to economically-sensitive industries. The managers also tended to focus on industries with a domestic orientation, because the managers believed these companies would be less affected by economic turmoil abroad. Consequently, the Portfolio had a higher-than-average weighting in the retail and health care sectors.


--------------------------------------------------------------------------------
4                                             1998 Annual Report to Shareholders

Through June, the retail sector performed well and benefited the Portfolio's performance. After June, however, investors became increasingly concerned that a recession may be on the horizon. As a result, retail companies-especially apparel producers-hurt the Portfolio's performance in the reporting period's final months. The managers continue to be optimistic about their holdings in the retail sector because they have become more selective in their investment criteria and especially leery of companies with questionable fundamentals. The managers believe that growth prospects for retail companies over the next six months are more uncertain than they were at this time last year. For the most part, however, the managers believe the uncertainty is already reflected in current stock prices.

The Portfolio's managers reduced their weighting in technology companies because the managers are concerned about an increase in competitive pressures. They are also concerned that earnings reductions among U.S. companies may prompt them to reduce capital spending, undermining future profitability of technology firms. Computer software companies performed well and continued to occupy a significant portion of the Portfolio's technology holdings. The managers are monitoring the "Year 2000" problem, which may encourage businesses and individuals to purchase new computer hardware and software now rather than next year. This could provide a short-term benefit to the computer industry but have negative implications for the companies' earnings in 1999.

Despite low inflation, the U.S. stock market continues to be affected by uncertainty about the full impact of international economic difficulties on U.S. companies. As domestic firms report their third-quarter 1998 earnings, however, it is becoming clear that U.S. companies were not hurt as much as analysts feared. The portfolio managers believe that recent economic difficulties could persist through the first half of 1999, setting the stage for an eventual recovery next year.

The managers will not significantly change their stock-selection discipline in response to weaker market conditions, although they will continue to scrutinize companies to identify those firms with fundamentals that meet the managers' investment criteria. Over the long term, they expect that investors will still seek companies with strong fundamentals, consistent track records, promising growth prospects, and attractive valuations.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     5

In closing, thank you for investing in the Smith Barney Large Cap Value, Alliance Growth and Van Kampen American Capital Enterprise Portfolios. We look forward to continuing to help you pursue your financial goals.


Sincerely,


/s/ Heath B. McLendon

Heath B. McLendon
Chairman

November 18, 1998


--------------------------------------------------------------------------------
6                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
                     Smith Barney Large Cap Value Portfolio
--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                        Net Asset Value
                      -------------------
                      Beginning    End of    Income   Capital Gain    Total
Year Ended             of Year      Year   Dividends  Distributions  Returns+
================================================================================
10/31/98                $17.90     $18.94     $0.21      $0.53         9.65%
--------------------------------------------------------------------------------
10/31/97                 14.84      17.90      0.18       0.17        23.38
--------------------------------------------------------------------------------
10/31/96                 12.12      14.84      0.17       0.05        24.55
--------------------------------------------------------------------------------
10/31/95                 10.14      12.12      0.06       0.00        20.21
--------------------------------------------------------------------------------
6/16/94*-10/31/94        10.00      10.14      0.00       0.00         1.40++
================================================================================
Total                                         $0.62      $0.75
================================================================================

--------------------------------------------------------------------------------
                            Alliance Growth Portfolio
--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                        Net Asset Value
                      -------------------
                      Beginning    End of    Income   Capital Gain    Total
Year Ended             of Year      Year   Dividends  Distributions  Returns+
================================================================================
10/31/98                $20.82     $22.14     $0.04      $1.44       12.92%
--------------------------------------------------------------------------------
10/31/97                 16.30      20.82      0.02       0.62       32.59
--------------------------------------------------------------------------------
10/31/96                 13.28      16.30      0.09       0.32       26.55
--------------------------------------------------------------------------------
10/31/95                 10.65      13.28      0.02       0.10       26.18
--------------------------------------------------------------------------------
6/16/94*-10/31/94        10.00      10.65      0.00       0.00        6.50++
================================================================================
Total                                         $0.17      $2.48
================================================================================

--------------------------------------------------------------------------------
                Van Kampen American Capital Enterprise Portfolio
--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                        Net Asset Value
                      -------------------
                      Beginning    End of    Income   Capital Gain    Total
Year Ended             of Year      Year   Dividends  Distributions  Returns+
================================================================================
10/31/98                $19.89     $20.56     $0.05      $1.17         8.97%
--------------------------------------------------------------------------------
10/31/97                 15.37      19.89      0.05       0.00        29.81
--------------------------------------------------------------------------------
10/31/96                 12.89      15.37      0.04       0.40        23.35
--------------------------------------------------------------------------------
10/31/95                 10.38      12.89      0.02       0.03        24.74
--------------------------------------------------------------------------------
6/16/94*-10/31/94        10.00      10.38      0.00       0.00         3.80++
================================================================================
Total                               $0.16     $1.60
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     7

--------------------------------------------------------------------------------
Average Annual Total Returns+
--------------------------------------------------------------------------------

                            Smith Barney       Alliance         Van Kampen
                              Large Cap         Growth       American Capital
                           Value Portfolio     Portfolio    Enterprise Portfolio
================================================================================
Year Ended 10/31/98             9.65%           12.92%             8.97%
--------------------------------------------------------------------------------
6/16/94* through 10/31/98      17.87            23.80             20.46
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns+
--------------------------------------------------------------------------------

                            Smith Barney       Alliance         Van Kampen
                              Large Cap         Growth       American Capital
                           Value Portfolio     Portfolio    Enterprise Portfolio
================================================================================
6/16/94* through 10/31/98     105.39%          154.63%           125.92%
================================================================================
*     Commencement of operations.
+ Assumes the reinvestment of all dividend and capital gain distributions, if any, at net asset value.
++ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Historical Performance (unaudited)
--------------------------------------------------------------------------------

                   Growth of $10,000 Invested in Shares of the
            Smith Barney Large Cap Value Portfolio vs. S&P 500 Index+
--------------------------------------------------------------------------------

                            June 1994 -- October 1998

                           [LINE CHART APPEARS HERE]

                         Smith Barney Large Cap Value Portfolio    S&P 500 Index

6/16/94                                   10,000                       10,000
10/94                                     10,140                       10,324
4/95                                      10,982                       11,404
10/95                                     12,189                       13,053
4/96                                      13,943                       14,684
10/96                                     15,181                       16,018
4/97                                      16,911                       18,374
10/97                                     18,731                       21,159
4/98                                      22,049                       25,920
10/31/98                                  20,539                       25,817

+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney Large Cap Value Portfolio (formerly known as Smith Barney Income and Growth Portfolio) on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1998. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     9

--------------------------------------------------------------------------------
 Historical Performance (unaudited)
--------------------------------------------------------------------------------

                   Growth of $10,000 Invested in Shares of the
                   Alliance Growth Portfolio vs. S&P 500 Index
                             and Russell 1000 Index+
--------------------------------------------------------------------------------

                            June 1994 -- October 1998

                           [LINE CHART APPEARS HERE]

                             Alliance
                         Growth Portfolio    S&P 500 Index   Russell 1000 Index
6/16/94                       10,000            10,000            10,000
10/94                         10,650            10,324            10,191
4/95                          11,475            11,404            11,050
10/95                         13,428            13,053            12,612
4/96                          15,557            14,684            14,327
10/96                         17,007            16,018            15,501
4/97                          17,491            18,374            17,529
10/97                         22,549            21,159            20,236
4/98                          26,805            25,920            24,485
10/31/98                      25,463            25,817            24,039

+ Hypothetical illustration of $10,000 invested in shares of the Alliance Growth Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1998. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Russell 1000 Index is comprised of 1,000 of the largest capitalized U.S. domiciled companies whose common stock is traded on either the New York, American or NASDAQ stock exchanges. The indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
10                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Historical Performance (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             Growth of $10,000 Invested in Shares of the Van Kampen
                    American Capital Enterprise Portfolio vs.
                                 S&P 500 Index+
--------------------------------------------------------------------------------

                            June 1994 -- October 1998

                           [LINE CHART APPEARS HERE]

                                   Van Kampen American
                               Capital Enterprise Portfolio        S&P 500 Index
6/16/94                                  10,000                        10,000
10/94                                    10,380                        10,324
4/95                                     11,160                        11,404
10/95                                    12,948                        13,053
4/96                                     14,933                        14,684
10/96                                    15,972                        16,018
4/97                                     17,283                        18,374
10/97                                    20,733                        21,159
4/98                                     24,736                        25,920
10/31/98                                 22,593                        25,817

+ Hypothetical illustration of $10,000 invested in shares of the Van Kampen American Capital Enterprise Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1998. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    11

--------------------------------------------------------------------------------
Schedules of Investments                                        October 31, 1998
--------------------------------------------------------------------------------

                     SMITH BARNEY LARGE CAP VALUE PORTFOLIO

   SHARES                          SECURITY                             VALUE
================================================================================
COMMON STOCK -- 99.6%
Aerospace/Defense -- 4.5%
    90,000   Lockheed Martin Corp.                                  $ 10,023,750
   100,000   United Technologies Corp.                                 9,525,000
--------------------------------------------------------------------------------
                                                                      19,548,750
--------------------------------------------------------------------------------
Aluminum -- 1.7%
   125,000   Reynolds Metals Co.                                       7,492,188
--------------------------------------------------------------------------------
Automobiles -- 2.5%
   120,000   Ford Motor Co.                                            6,510,000
    70,000   General Motors Corp.                                      4,414,375
--------------------------------------------------------------------------------
                                                                      10,924,375
--------------------------------------------------------------------------------
Banks - Major Regional -- 3.0%
   225,000   First Union Corp.                                        13,050,000
--------------------------------------------------------------------------------
Banks - Money Center -- 3.7%
   156,580   BankAmerica Corp.                                         8,993,564
   125,000   Chase Manhattan Corp.                                     7,101,562
--------------------------------------------------------------------------------
                                                                      16,095,126
--------------------------------------------------------------------------------
Chemicals -- 2.1%
   110,000   E.I. du Pont de Nemours & Co.                             6,325,000
    71,000   Imperial Chemical Industries PLC                          2,573,750
--------------------------------------------------------------------------------
                                                                       8,898,750
--------------------------------------------------------------------------------
Conglomerates -- 1.6%
    80,000   General Electric Co.                                      7,000,000
--------------------------------------------------------------------------------
Electric Utilities -- 5.5%
   100,000   Bec Energy                                                3,968,750
   175,000   Duke Energy Corp.                                        11,320,313
   225,000   Unicom Corp.                                              8,479,688
--------------------------------------------------------------------------------
                                                                      23,768,751
--------------------------------------------------------------------------------
Electrical Equipment -- 4.7%
   150,000   Emerson Electric Co.                                      9,900,000
   130,000   Honeywell, Inc.                                          10,383,750
--------------------------------------------------------------------------------
                                                                      20,283,750
--------------------------------------------------------------------------------
Financial -- 1.2%
    90,000   Marsh & McLennan Cos., Inc.                               4,995,000
--------------------------------------------------------------------------------
Foods -- 7.0%
   150,000   Conagra Corp.                                             4,565,625
   100,000   Kellogg Co.                                               3,300,000
   150,000   Quaker Oats Corp.                                         8,859,375

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1998
--------------------------------------------------------------------------------

                     SMITH BARNEY LARGE CAP VALUE PORTFOLIO

   SHARES                          SECURITY                             VALUE
================================================================================
Foods -- 7.0% (continued)
   100,000   Sara Lee Corp.                                         $  5,968,750
   100,000   Unilver NV, NY Shares                                     7,525,000
--------------------------------------------------------------------------------
                                                                      30,218,750
--------------------------------------------------------------------------------
Hardware & Tools -- 1.0%
   150,000   Stanley Works, Inc.                                       4,500,000
--------------------------------------------------------------------------------
Health Care - Drugs -- 11.7%
   200,000   Abbott Laboratories, Inc.                                 9,387,500
   275,000   American Home Products Corp.                             13,406,250
   100,000   Bristol-Myers Squibb Co.                                 11,056,250
    80,000   Eli Lilly & Co.                                           6,475,000
    75,000   Merck & Co., Inc.                                        10,143,750
--------------------------------------------------------------------------------
                                                                      50,468,750
--------------------------------------------------------------------------------
Household Furniture & Appliance -- 4.6%
   375,000   Masco Corp.                                              10,570,312
   180,000   Whirlpool Corp.                                           9,225,000
--------------------------------------------------------------------------------
                                                                      19,795,312
--------------------------------------------------------------------------------
Insurance - Life -- 3.9%
   130,000   American General Corp.                                    8,905,000
   110,000   Cigna Corp.                                               8,023,125
--------------------------------------------------------------------------------
                                                                      16,928,125
--------------------------------------------------------------------------------
Insurance - Property -- 1.9%
    61,290   Exel Limited                                              4,684,854
   100,000   St. Paul Cos., Inc.                                       3,312,500
--------------------------------------------------------------------------------
                                                                       7,997,354
--------------------------------------------------------------------------------
Insurance - Multiline -- 1.9%
   150,000   Hartford Financial Services Group, Inc.                   7,968,750
--------------------------------------------------------------------------------
Medical Products/Services -- 1.7%
   120,000   Baxter International, Inc.                                7,192,500
--------------------------------------------------------------------------------
Natural Gas -- 6.8%
   200,000   El Paso Natural Gas Co.                                   7,087,500
   250,134   Enron Corp.                                              13,194,568
   330,000   The Williams Cos., Inc.                                   9,054,375
--------------------------------------------------------------------------------
                                                                      29,336,443
--------------------------------------------------------------------------------
Office Equipment & Supply -- 1.9%
   150,000   Pitney Bowes, Inc.                                        8,259,375
--------------------------------------------------------------------------------
Oil & Gas Drilling & Equipment -- 1.4%
   234,000   Conoco Inc.*                                              5,820,750
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    13

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1998
--------------------------------------------------------------------------------

                     SMITH BARNEY LARGE CAP VALUE PORTFOLIO

   SHARES                          SECURITY                             VALUE
================================================================================
Oil & Gas Refining & Marketing -- 0.8%
    75,000   Ashland, Inc.                                          $  3,609,375
--------------------------------------------------------------------------------
Oil - International -- 5.4%
    80,000   Chevron Corp.                                             6,520,000
   130,000   Exxon Corp.                                               9,262,500
   100,000   Mobil Corp.                                               7,568,750
--------------------------------------------------------------------------------
                                                                      23,351,250
--------------------------------------------------------------------------------
Oil Well Equipment & Service -- 1.1%
   130,000   Halliburton Co.                                           4,671,875
--------------------------------------------------------------------------------
Paper & Forest Products -- 0.8%
    75,000   International Paper Co.                                   3,482,813
--------------------------------------------------------------------------------
Photograph/Imaging -- 1.7%
    75,000   Xerox Corp.                                               7,265,625
--------------------------------------------------------------------------------
Publishing - Newspaper -- 1.6%
   150,000   Dow Jones & Co., Inc.                                     6,871,875
--------------------------------------------------------------------------------
Retail - Apparel -- 2.0%
   330,000   The Limited, Inc.                                         8,456,250
--------------------------------------------------------------------------------
Retail - General Merchandise -- 1.3%
   125,000   Sears, Roebuck & Co.                                      5,617,187
--------------------------------------------------------------------------------
Savings & Loan -- 2.0%
   225,000   Washington Mutual, Inc.                                   8,423,438
--------------------------------------------------------------------------------
Telephone -- 8.6%
   150,000   AT&T Corp.                                                9,337,500
   100,000   BellSouth Corp.                                           7,981,250
   170,000   GTE Corp.                                                 9,976,875
   130,000   Sprint Corp.                                              9,977,500
--------------------------------------------------------------------------------
                                                                      37,273,125
--------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost -- $382,072,713)                                  429,565,612
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1998
--------------------------------------------------------------------------------

                     SMITH BARNEY LARGE CAP VALUE PORTFOLIO

    FACE
   AMOUNT                          SECURITY                             VALUE
================================================================================
REPURCHASE AGREEMENT -- 0.4%
$1,920,000   Morgan Stanley, 5.380% due 11/2/98;
             Proceeds at maturity -- $1,920,861;
             (Fully collateralized by U.S. Treasury Bills,
             due 10/14/99; Market value -- $1,967,926)
             (Cost -- $1,920,000)                                   $  1,920,000
================================================================================

             TOTAL INVESTMENTS -- 100%
             (Cost -- $383,992,713**)                              $ 431,485,612
================================================================================
*     Non-income producing security.
**    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    15

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1998
--------------------------------------------------------------------------------

                            ALLIANCE GROWTH PORTFOLIO

   SHARES                          SECURITY                             VALUE
================================================================================
COMMON STOCK -- 98.2%
Airlines -- 2.2%
   163,000   Continental Airlines, Inc., Class B Shares*            $  6,458,875
    66,900   Delta Airlines, Inc.                                      7,062,131
   103,000   KLM Royal Dutch Air                                       3,109,312
--------------------------------------------------------------------------------
                                                                      16,630,318
--------------------------------------------------------------------------------
Banks -- 5.9%
   328,800   Bank of Tokyo-Mitsubishi                                  3,205,800
   257,400   BankAmerica Corp.                                        14,784,412
   302,208   Chase Manhattan Corp.                                    17,169,192
   146,000   First Union Corp.                                         8,468,000
    73,500   GreenPoint Financial Corp.                                2,411,719
--------------------------------------------------------------------------------
                                                                      46,039,123
--------------------------------------------------------------------------------
Broadcasting -- 1.8%
   447,800   CBS Corp                                                 12,510,412
    27,675   Tele-Communications Inc.*                                 1,165,809
--------------------------------------------------------------------------------
                                                                      13,676,221
--------------------------------------------------------------------------------
Computer Services -- 10.4%
   377,600   Ceridian Corp.                                           21,664,800
    39,000   EMC Corp.*                                                2,510,625
   171,000   First Data Corp.                                          4,531,500
     1,700   Ingram Micro, Inc.*                                          77,350
   128,000   International Business Machines Corp.                    19,000,000
   397,300   Networks Associates, Inc.                                16,885,250
   451,375   Sterling Commerce Inc.*                                  15,910,969
--------------------------------------------------------------------------------
                                                                      80,580,494
--------------------------------------------------------------------------------
Diversified Operations -- 1.9%
   349,000   Republic Industries, Inc.*                                5,605,812
   144,398   Tyco International Ltd.                                   8,943,651
--------------------------------------------------------------------------------
                                                                      14,549,463
--------------------------------------------------------------------------------
Drugs -- 4.5%
   142,000   Bristol Myers Squibb & Co.                               15,699,875
   104,400   Merck & Co., Inc.                                        14,120,100
    50,000   Schering-Plough Corp.                                     5,143,750
--------------------------------------------------------------------------------
                                                                      34,963,725
--------------------------------------------------------------------------------
Electronics -- 12.5%
   463,425   Cisco Systems Inc.*                                      29,195,775
    75,000   Philips Electronics NV                                    4,115,625
   514,900   Sanmina Corp.                                            21,110,900
   280,600   SCI Systems, Inc.*                                       11,083,700
   184,900   Solectron Corp.*                                         10,585,525
   114,000   Tandy Corp.                                               5,650,125

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1998
--------------------------------------------------------------------------------

                            ALLIANCE GROWTH PORTFOLIO

   SHARES                          SECURITY                             VALUE
================================================================================
Electronics -- 12.5% (continued)
   238,000   Texas Instruments, Inc.                                $ 15,217,125
--------------------------------------------------------------------------------
                                                                      96,958,775
--------------------------------------------------------------------------------
Financial Services -- 8.9%
    55,600   American Express Co.                                      4,913,650
    84,000   Associates First Capital Corp.                            5,922,000
    30,900   Household International Inc.                              1,129,781
   834,862   MBNA Corp.                                               19,045,289
    27,200   Morgan Stanley Dean Witter & Co.                          1,761,200
   340,400   Newcourt Credit Group Inc.                               11,190,650
    24,000   Providian Corp.                                           1,905,000
 1,240,450   Telecom-TCI Ventures, Class A Shares                     23,103,381
--------------------------------------------------------------------------------
                                                                      68,970,951
--------------------------------------------------------------------------------
Health Care -- 0.8%
   154,000   Columbia/HCA Healthcare                                   3,234,000
    51,600   Medtronic Inc.                                            3,354,000
--------------------------------------------------------------------------------
                                                                       6,588,000
--------------------------------------------------------------------------------
Insurance -- 4.7%
    43,000   Acceptance Insurance Cos., Inc.*                            843,875
   120,900   American Bankers Insurance Group, Inc.                    5,402,720
   268,012   American International Group, Inc.                       22,848,023
    85,200   The PMI Group Inc.                                        4,297,275
   121,600   20th Century Industries                                   2,986,800
--------------------------------------------------------------------------------
                                                                      36,378,693
--------------------------------------------------------------------------------
Leisure -- 0.6%
    58,000   Carnival Corp., Class A Shares                            1,877,750
    85,000   Mirage Resorts, Inc.                                      1,439,687
    55,000   Royal Caribbean Cruises Ltd.                              1,533,125
--------------------------------------------------------------------------------
                                                                       4,850,562
--------------------------------------------------------------------------------
Manufacturing -- 3.2%
   256,300   Mannesmann AG                                            24,822,195
--------------------------------------------------------------------------------
Miscellaneous -- 6.9%
   120,900   Boston Scientific Corp.*                                  6,581,494
   924,250   Cendant Corp.                                            10,571,109
    28,000   Coca-Cola Enterprises Inc.                                1,009,750
   175,700   Electric Lightwave Inc., Class A Shares*                  1,383,637
   188,000   Engelhard Corp.                                           3,948,000
   171,200   Global Telesystems Group, Inc.*                           6,858,700
   624,200   Loral Space & Communications*                            11,820,788
   166,400   The News Corp. Ltd., ADR                                  4,544,800
    61,800   Pacific Gateway Exchange, Inc.*                           1,784,475
    42,105   Reuters Group PLC                                         2,552,676

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    17

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1998
--------------------------------------------------------------------------------

                            ALLIANCE GROWTH PORTFOLIO

   SHARES                          SECURITY                             VALUE
================================================================================
Miscellaneous -- 6.9% (continued)
    35,641   Starwood Hotels & Resorts, Inc.                        $  1,009,091
    88,900   Union Pacific Resources Corp.                             1,155,700
--------------------------------------------------------------------------------
                                                                      53,220,220
--------------------------------------------------------------------------------
Oil Related -- 4.3%
    38,000   Apache Corp.                                              1,075,875
   143,400   BJ Services Co.*                                          2,930,738
 1,768,500   Gulf Canada Resources Ltd.*                               6,631,875
   415,000   Halliburton Co.                                          14,914,063
    31,000   Nabors Industries, Inc.*                                    573,500
   241,000   Noble Drilling Corp.*                                     4,142,188
    84,000   Transocean Offshore, Inc.                                 3,102,750
--------------------------------------------------------------------------------
                                                                      33,370,989
--------------------------------------------------------------------------------
Real Estate -- 3.5%
   145,900   Arden Realty Group, Inc.                                  3,155,088
   140,000   Entertainment Properties Trust                            2,327,500
    34,400   Equity Office Properties Trust                              825,600
   270,300   Humphrey Hospitality Trust, Inc.                          2,601,638
    93,000   JP Realty, Inc.                                           1,947,188
   250,000   Koger Equity Inc.                                         4,218,750
   131,900   Macerich Co.                                              3,635,494
   138,000   New Plan Excel Realty Trust                               3,139,500
   138,000   Spieker Properties, Inc.                                  4,761,000
    20,000   Sun Communities Inc.                                        668,750
--------------------------------------------------------------------------------
                                                                      27,280,508
--------------------------------------------------------------------------------
Retail -- 3.4%
    27,000   Dayton-Hudson Corp.                                       1,144,145
   309,700   The Home Depot, Inc.                                     13,471,950
   313,850   The Limited Inc.                                          8,042,406
   149,000   Office Depot, Inc.*                                       3,725,000
--------------------------------------------------------------------------------
                                                                      26,383,501
--------------------------------------------------------------------------------
Technology -- 3.9%
   512,700   Pairgain Technologies, Inc.*                              4,213,753
   987,400   Sterling Software Inc.*                                  25,857,538
--------------------------------------------------------------------------------
                                                                      30,071,291
--------------------------------------------------------------------------------
Telecommunications -- 7.1%
   171,000   ADC Telecommunications, Inc.*                             3,933,000
   127,800   Colt Telecommunications Group PLC ADR*                    6,565,725
    15,300   Globalstar Telecommunications Inc.                          227,587
   300,180   Liberty Media Group, Class A shares                      11,425,601
   555,700   Nextel Communications Inc.*                              10,072,063
   153,000   Telecomuncacoes Brasileiras SA ADR*                      11,618,438

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
18                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1998
--------------------------------------------------------------------------------

                            ALLIANCE GROWTH PORTFOLIO

   SHARES                          SECURITY                             VALUE
================================================================================
Telecommunications -- 7.1% (continued)
   185,100   Viacom, Inc., Non Voting Class B Shares*               $ 11,082,863
--------------------------------------------------------------------------------
                                                                      54,925,277
--------------------------------------------------------------------------------
Tobacco -- 3.7%
   113,800   Loews Corp.                                              10,690,088
   352,400   Philip Morris Cos., Inc.                                 18,016,450
--------------------------------------------------------------------------------
                                                                      28,706,538
--------------------------------------------------------------------------------
Utility - Telephone -- 8.0%
 1,036,950   MCI Worldcom Inc.*                                       57,291,488
   139,000   Millicom International Cellular SA*                       4,639,125
--------------------------------------------------------------------------------
                                                                      61,930,613
--------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost -- $637,397,295)                                  760,897,457
================================================================================
PREFERRED STOCK -- 0.9%
Drugs -- 0.1%
    24,000   Gensia, Inc., Exchangeable $3.75+                           576,107
--------------------------------------------------------------------------------
Miscellaneous -- 0.1%
    60,000   Automatic Common Exchange Security Trust 6.50%              993,750
--------------------------------------------------------------------------------
Publishing -- 0.7%
   225,000   Reader's Digest Association, Inc.                         5,175,000
--------------------------------------------------------------------------------
             TOTAL PREFERRED STOCK
             (Cost -- $7,564,013)                                      6,744,857
================================================================================

    FACE
   AMOUNT                          SECURITY                            VALUE
================================================================================
CONVERTIBLE BONDS -- 0.8%
Computers -- 0.8%
$7,950,000   Global Telesystems Group, 5.75% due 7/1/10
             (Cost -- $5,604,291)                                      6,499,125
================================================================================
SHORT-TERM SECURITIES -- 0.1%
 1,000,000   Student Loan Market Association
             Discount Note, 5.42% due 11/2/98
             (Cost -- $999,699)                                          999,699
================================================================================
             TOTAL INVESTMENTS -- 100%
             (Cost -- $651,565,298**)                               $775,141,138
================================================================================

*     Non-income producing security
+     Security exempt from registration under Rule 144A of the Securities Act of
      1933.
      This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
**    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    19

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1998
--------------------------------------------------------------------------------

                VAN KAMPEN AMERICAN CAPITAL ENTERPRISE PORTFOLIO

   SHARES                          SECURITY                             VALUE
================================================================================
COMMON STOCK -- 98.3%
Advertising -- 1.3%
    65,000   Omnicom Group Inc.                                      $ 3,213,437
--------------------------------------------------------------------------------
Aircraft & Aerospace -- 1.3%
    32,500   United Technologies Corp.                                 3,095,625
--------------------------------------------------------------------------------
Airlines -- 0.7%
    25,200   AMR Corp.*                                                1,688,400
--------------------------------------------------------------------------------
Automotive -- 0.7%
    31,800   Ford Motor Co.                                            1,725,150
--------------------------------------------------------------------------------
Banking -- 5.8%
    45,687   BankAmerica Corp.                                         2,624,147
    52,600   Chase Manhattan Corp.                                     2,988,337
    37,000   Fifth Third Bancorp                                       2,451,250
    62,000   Fleet Financial Group, Inc.                               2,476,125
    65,000   Norwest Corp.*                                            2,417,187
    18,000   Star Banc Corp.                                           1,361,250
--------------------------------------------------------------------------------
                                                                      14,318,296
--------------------------------------------------------------------------------
Broadcast Media and Cable Television -- 4.5%
    97,600   CBS, Inc.                                                 2,726,700
    82,300   Chancellor Media Corp.*                                   3,158,262
    15,636   Clear Channel Communications, Inc.*                         712,415
    28,800   Jacor Communications Inc.*                                1,584,000
    30,600   Time Warner Inc.                                          2,840,062
--------------------------------------------------------------------------------
                                                                      11,021,439
--------------------------------------------------------------------------------
Commercial Services -- 0.9%
    91,805   Cendant Corp.*                                            1,050,020
    44,900   Metamor Worldwide, Inc.*                                  1,153,369
--------------------------------------------------------------------------------
                                                                       2,203,389
--------------------------------------------------------------------------------
Distribution/Wholesale -- 1.4%
    51,300   Brightpoint Inc. *                                          628,425
    47,000   SYSCO Corp.                                               1,266,062
    33,000   US Foodservice*                                           1,567,500
--------------------------------------------------------------------------------
                                                                       3,461,987
--------------------------------------------------------------------------------
Electrical - Integrated -- 1.2%
    32,000   Peco Energy Co.                                           1,238,000
    46,000   Unicom Corp.                                              1,733,625
--------------------------------------------------------------------------------
                                                                       2,971,625
--------------------------------------------------------------------------------
Energy - Oil & Gas Companies -- 1.5%
    56,000   Halliburton Co.                                           2,012,500
    17,600   Valero Energy Corp.                                         440,000

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
20                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1998
--------------------------------------------------------------------------------

                VAN KAMPEN AMERICAN CAPITAL ENTERPRISE PORTFOLIO

   SHARES                          SECURITY                             VALUE
================================================================================
Energy - Oil & Gas Companies -- 1.5% (continued)
    39,500   YPF Sociedad Anonima ADR                               $  1,143,031
--------------------------------------------------------------------------------
                                                                       3,595,531
--------------------------------------------------------------------------------
Financial Services -- 2.8%
    24,669   Associates First Capital Corp.                            1,739,163
    40,800   Fannie Mae                                                2,889,150
    58,600   Washington Mutual Inc.                                    2,193,837
--------------------------------------------------------------------------------
                                                                       6,822,150
--------------------------------------------------------------------------------
Food - Baking -- 0.6%
    46,200   Earthgrains Co.                                           1,386,000
--------------------------------------------------------------------------------
Health Care - Hospital/Medical Services -- 5.3%
    38,600   HCR Manor Care, Inc.*                                     1,254,500
    77,852   Health Management Association, Inc.*                      1,386,739
   117,900   Healthsouth Corp.*                                        1,429,537
    67,600   Lincare Holdings, Inc.*                                   2,699,775
    52,200   Tenet Healthcare Corp.                                    1,458,338
    72,414   Total Renal Care Holdings, Inc.*                          1,774,143
    37,100   Universal Health Services Inc., Class B Shares*           1,903,694
    15,200   Wellpoint Health Networks Inc.*                           1,119,100
--------------------------------------------------------------------------------
                                                                      13,025,826
--------------------------------------------------------------------------------
Health Care - Products -- 13.0%
    35,400   Abbott Laboratories                                       1,661,587
    24,600   American Home Products Corp.                              1,199,250
    29,000   Amgen Inc.*                                               2,278,313
    24,500   Baxter International Inc.                                 1,468,469
    39,800   Becton Dickinson & Co.                                    1,676,575
    54,200   Bristol-Myers Squibb Co.                                  5,992,487
    26,600   Guidant Corp.                                             2,034,900
    29,600   McKesson Corp.                                            2,279,200
    50,500   Mylan Laboratories Inc.                                   1,739,094
    10,500   Pfizer, Inc.                                              1,126,781
    50,500   Schering-Plough Corp.                                     5,195,187
    24,000   Warner-Lambert Co.                                        1,881,000
    60,000   Watson Pharmaceuticals, Inc.*                             3,337,500
--------------------------------------------------------------------------------
                                                                      31,870,343
--------------------------------------------------------------------------------
Human Resources -- 0.5%
    72,625   Modis Professional Services, Inc.*                        1,280,016
--------------------------------------------------------------------------------
Insurance -- 4.7%
    42,200   Allstate Corp.                                            1,817,237
    31,200   AMBAC Inc.                                                1,815,450
    18,000   American General Corp.                                    1,233,000
    37,800   CMAC Investment Corp.                                     1,582,875

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    21

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1998
--------------------------------------------------------------------------------

                VAN KAMPEN AMERICAN CAPITAL ENTERPRISE PORTFOLIO

   SHARES                          SECURITY                             VALUE
================================================================================
Insurance -- 4.7% (continued)
    74,200   Conseco, Inc.                                          $  2,573,812
    15,700   MGIC Investment Corp.                                       612,300
    45,400   Torchmark Corp.                                           1,986,250
--------------------------------------------------------------------------------
                                                                      11,620,924
--------------------------------------------------------------------------------
Manufacturing -- 3.2%
    31,400   Dana Corp.                                                1,312,912
    35,100   Textron, Inc.                                             2,610,562
    61,600   Tyco International Ltd.                                   3,815,350
--------------------------------------------------------------------------------
                                                                       7,738,824
--------------------------------------------------------------------------------
Newspapers -- 1.5%
    29,400   Gannett Inc.                                              1,819,125
    33,300   Tribune Co.                                               1,918,913
--------------------------------------------------------------------------------
                                                                       3,738,038
--------------------------------------------------------------------------------
Pipelines -- 1.8%
    75,500   El Paso Natural Gas Co.                                   2,675,531
    32,100   Enron Corp.                                               1,693,275
--------------------------------------------------------------------------------
                                                                       4,368,806
--------------------------------------------------------------------------------
Retail - Consumer Electronics -- 1.0%
    29,300   Maytag Corp.                                              1,448,519
    22,000   Tandy Corp.                                               1,090,375
--------------------------------------------------------------------------------
                                                                       2,538,894
--------------------------------------------------------------------------------
Retail - Department/Discount -- 6.7%
    35,200   Costco Cos., Inc.*                                        1,997,600
    75,300   Dayton Hudson Corp.                                       3,190,838
    88,300   Family Dollar Stores, Inc.                                1,600,438
    58,500   Lowe's Cos., Inc.                                         1,970,719
    60,500   Ross Stores, Inc.                                         1,966,250
   156,900   TJX Co.                                                   2,971,294
    40,000   Wal-Mart Stores, Inc.                                     2,760,000
--------------------------------------------------------------------------------
                                                                      16,457,139
--------------------------------------------------------------------------------
Retail - Food/Drugs -- 4.8%
    31,600   CVS Corp.                                                 1,443,725
    61,900   Koger, Inc.                                               3,435,450
    29,700   Rite Aid Corp.                                            1,178,719
   119,995   Safeway, Inc.*                                            5,737,261
--------------------------------------------------------------------------------
                                                                      11,795,155
--------------------------------------------------------------------------------
Retail - Packaged Goods -- 2.1%
    25,900   Colgate-Palmolive Co.                                     2,288,913
    61,200   Dial Corp.                                                1,686,825

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
22                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1998
--------------------------------------------------------------------------------

                VAN KAMPEN AMERICAN CAPITAL ENTERPRISE PORTFOLIO

   SHARES                          SECURITY                             VALUE
================================================================================
Retail - Packaged Goods -- 2.1% (continued)
    19,000   H.J. Heinz Co.                                          $ 1,104,375
--------------------------------------------------------------------------------
                                                                       5,080,113
--------------------------------------------------------------------------------
Retail - Restaurants -- 2.0%
   104,200   Brinker International Inc.*                               2,520,338
    57,000   Tricon Global Restaurants, Inc.*                          2,479,500
--------------------------------------------------------------------------------
                                                                       4,999,838
--------------------------------------------------------------------------------
Technology - Computers & Office Equipment -- 5.8%
    36,000   Compaq Computer Corp.                                     1,138,500
    15,000   Dell Computer Corp.*                                        984,375
    85,100   EMC Corp.*                                                5,478,313
    25,600   International Business Machines Corp.                     3,800,000
    24,000   Lexmark International Group, Inc.*                        1,678,500
    21,000   Sun Microsystems Inc.*                                    1,223,250
--------------------------------------------------------------------------------
                                                                      14,302,938
--------------------------------------------------------------------------------
Technology - Computer Services -- 1.9%
    18,000   America Online, Inc.                                      2,287,125
    43,400   Computer Sciences Corp                                    2,289,350
--------------------------------------------------------------------------------
                                                                       4,576,475
--------------------------------------------------------------------------------
Technology - Computer Software -- 7.0%
    84,500   BMC Software, Inc.*                                       4,061,282
    25,300   Check Point Software Technologies Ltd.*                     575,575
    25,450   Citrix Systems Inc.*                                      1,803,769
    54,400   Compuware Corp.*                                          2,947,800
    21,900   Microsoft Corp.*                                          2,318,663
    59,100   Networks Associates, Inc.*                                2,511,750
    44,000   Oracle Corp.*                                             1,300,750
    66,600   Sterling Software Inc.*                                   1,744,088
--------------------------------------------------------------------------------
                                                                      17,263,677
--------------------------------------------------------------------------------
Technology - Networking Products -- 1.5%
    38,700   Ascend Communications, Inc.*                              1,867,275
    52,000   3Com Corp.*                                               1,875,250
--------------------------------------------------------------------------------
                                                                       3,742,525
--------------------------------------------------------------------------------
Technology - Telecommunications Equipment -- 2.1%
    34,500   Cisco Systems Inc.*                                       2,173,500
    22,700   Comverse Technology, Inc.*                                1,044,200
    20,300   Nokia Corp., ADR                                          1,889,169
--------------------------------------------------------------------------------
                                                                       5,106,869
--------------------------------------------------------------------------------
Textiles -- 0.5%
    74,000   Shaw Industries, Inc.                                     1,285,750
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    23

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1998
--------------------------------------------------------------------------------

                VAN KAMPEN AMERICAN CAPITAL ENTERPRISE PORTFOLIO

   SHARES                          SECURITY                             VALUE
================================================================================
Tobacco -- 3.3%
   159,200   Philip Morris Cos.                                   $    8,139,100
--------------------------------------------------------------------------------
Utilities - Telephone -- 3.8%
    44,600   Ameritech Corp.                                           2,405,613
    45,200   Bell Atlantic Corp.                                       2,401,250
    54,500   SBC Communications Inc.                                   2,524,031
    35,500   U.S. West Communications Inc.                             2,036,813
--------------------------------------------------------------------------------
                                                                       9,367,707
--------------------------------------------------------------------------------
Waste Disposal -- 3.1%
    53,000   Republic Services, Inc.*                                  1,159,375
   140,600   Waste Management, Inc.                                    6,344,575
--------------------------------------------------------------------------------
                                                                       7,503,950
--------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost -- $191,294,202)                                  241,305,936
================================================================================

    FACE
   AMOUNT                          SECURITY                             VALUE
================================================================================
SHORT-TERM INVESTMENTS -- 1.7%
             U.S. Treasury Bills:
$1,850,000     3.87% due 1/21/99                                       1,831,371
 1,500,000     4.00% due 1/21/99                                       1,484,895
   800,000     4.25% due 1/21/99                                         791,943
   150,000     4.30% due 1/21/99                                         148,490
--------------------------------------------------------------------------------
             TOTAL SHORT-TERM INVESTMENTS
             (Cost -- $4,260,812)                                      4,256,699
================================================================================
             TOTAL INVESTMENTS -- 100%
             (Cost -- $195,555,014**)                               $245,562,635
================================================================================
*     Non-income producing security.
**    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
24                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Assets and Liabilities                            October 31, 1998
--------------------------------------------------------------------------------

                                                                                       Van Kampen
                                                  Smith Barney                          American
                                                    Large Cap         Alliance           Capital
                                                      Value            Growth          Enterprise
                                                    Portfolio         Portfolio         Portfolio
==================================================================================================
ASSETS:
  Investments, at value
    (Cost -- $383,992,713, $651,565,298
    and $195,555,014, respectively)               $431,485,612      $775,141,138      $245,562,635
  Cash                                                      97           899,894           164,125
  Receivable for securities sold                     1,764,362         1,242,564         4,822,438
  Dividends and interest receivable                    461,987           744,951           188,045
  Receivable from Fund shares sold                     138,558                --            41,289
--------------------------------------------------------------------------------------------------
  Total Assets                                     433,850,616       778,028,547       250,778,532
--------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                   9,673,649         2,577,252         1,377,609
  Payable for Fund shares purchased                    322,200            12,817                --
  Management fees payable                              230,577           437,631           313,414
  Accrued expenses                                      53,941            58,210            36,930
--------------------------------------------------------------------------------------------------
  Total Liabilities                                 10,280,367         3,085,910         1,727,953
--------------------------------------------------------------------------------------------------
Total Net Assets                                  $423,570,249      $774,942,637      $249,050,579
==================================================================================================
NET ASSETS:
  Par value of shares of beneficial interest      $        224      $        350      $        121
  Capital paid in excess of par value              357,232,796       591,430,713       194,057,062
  Undistributed net investment income                6,006,162         5,844,057           845,636
  Accumulated net realized gain
    on security transactions                        12,838,168        54,091,677         4,140,139
  Net unrealized appreciation
    of investments                                  47,492,899       123,575,840        50,007,621
--------------------------------------------------------------------------------------------------
Total Net Assets                                  $423,570,249      $774,942,637      $249,050,579
==================================================================================================
Shares Outstanding                                  22,367,328        34,997,005        12,115,076
--------------------------------------------------------------------------------------------------
Net Asset Value                                   $      18.94      $      22.14      $      20.56
--------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    25

--------------------------------------------------------------------------------
Statements of Operations                     For the Year Ended October 31, 1998
--------------------------------------------------------------------------------

                                                                                         Van Kampen
                                                   Smith Barney                           American
                                                     Large Cap          Alliance           Capital
                                                       Value             Growth          Enterprise
                                                     Portfolio          Portfolio         Portfolio
=====================================================================================================
INVESTMENT INCOME:
  Dividends                                     $   7,924,626       $   8,029,224       $   2,056,119
  Interest                                            754,422           1,872,341             568,099
  Less: Foreign withholding tax                       (54,958)            (77,072)            (11,403)
-----------------------------------------------------------------------------------------------------
  Total Investment Income                           8,624,090           9,824,493           2,612,815
-----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                          2,461,022           5,537,281           1,677,943
  Shareholder communications                           50,948              88,737              26,987
  Audit and legal                                      27,928              23,336              14,960
  Custody                                              15,703              35,857              19,520
  Registration fees                                    14,226                  --                  --
  Directors' fees                                      13,462              22,949              10,191
  Shareholder and system servicing fees                 8,034               7,979               9,586
  Other                                                 4,093               4,774               3,989
-----------------------------------------------------------------------------------------------------
  Total Expenses                                    2,595,416           5,720,913           1,763,176
-----------------------------------------------------------------------------------------------------
Net Investment Income                               6,028,674           4,103,580             849,639
-----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions
(excluding short-term securities):
    Proceeds from sales                           130,136,926         268,114,847         152,826,949
    Cost of securities sold                       117,312,632         212,235,959         147,955,763
-----------------------------------------------------------------------------------------------------
  Net Realized Gain                                12,824,294          55,878,888           4,871,186
-----------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
  of Investments:
    Beginning of year                              40,791,822         112,515,767          38,536,804
    End of year                                    47,492,899         123,575,840          50,007,621
-----------------------------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation           6,701,077          11,060,073          11,470,817
-----------------------------------------------------------------------------------------------------
Net Gain on Investments                            19,525,371          66,938,961          16,342,003
-----------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations          $  25,554,045       $  71,042,541       $  17,191,642
=====================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
26                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                          Years Ended October 31,
Smith Barney Large Cap Value Portfolio                     1998             1997
===================================================================================
OPERATIONS:
  Net investment income                              $   6,028,674    $   4,343,100
  Net realized gain                                     12,824,294       10,733,184
  Increase in net unrealized appreciation                6,701,077       24,630,552
-----------------------------------------------------------------------------------
  Increase in Net Assets From Operations                25,554,045       39,706,836
-----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                 (4,308,078)      (1,809,911)
  Net realized gains                                   (10,768,673)      (1,779,060)
-----------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                      (15,076,751)      (3,588,971)
-----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                     120,636,096      112,644,265
  Net asset value of shares issued
    for reinvestment of dividends                       15,076,751        3,588,971
  Cost of shares reacquired                             (9,952,696)      (3,730,616)
-----------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                            125,760,151      112,502,620
-----------------------------------------------------------------------------------
Increase in Net Assets                                 136,237,445      148,620,485

NET ASSETS:
  Beginning of year                                    287,332,804      138,712,319
-----------------------------------------------------------------------------------
  End of year*                                       $ 423,570,249    $ 287,332,804
===================================================================================
* Includes undistributed net investment income of:   $   6,006,162    $   4,340,906
===================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    27

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                           Years Ended October 31,
Alliance Growth Portfolio                                   1998             1997
=====================================================================================
OPERATIONS:
  Net investment income                               $   4,103,580     $   1,309,831
  Net realized gain                                      55,878,888        45,285,163
  Increase in net unrealized appreciation                11,060,073        69,278,096
-------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                 71,042,541       115,873,090
-------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                  (1,174,337)         (322,517)
  Net realized gains                                    (45,386,333)      (12,082,073)
-------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                       (46,560,670)      (12,404,590)
-------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                      176,224,362       139,218,982
  Net asset value of shares issued
    for reinvestment of dividends                        46,560,670        12,404,591
  Cost of shares reacquired                             (16,850,281)       (5,161,944)
-------------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                             205,934,751       146,461,629
-------------------------------------------------------------------------------------
Increase in Net Assets                                  230,416,622       249,930,129

NET ASSETS:
  Beginning of year                                     544,526,015       294,595,886
-------------------------------------------------------------------------------------
  End of year*                                        $ 774,942,637     $ 544,526,015
=====================================================================================
* Includes undistributed net investment income of:    $   5,844,057     $   1,310,038
=====================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
28                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                              Years Ended October 31,
Van Kampen American Capital Enterprise Portfolio              1998              1997
======================================================================================
OPERATIONS:
  Net investment income                                $     849,639     $     615,283
  Net realized gain                                        4,871,186        13,001,084
  Increase in net unrealized appreciation                 11,470,817        23,155,657
--------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                  17,191,642        36,772,024
--------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                     (569,909)         (361,911)
  Net realized gains                                     (13,326,876)               --
--------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                        (13,896,785)         (361,911)
--------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                        46,202,993        58,656,790
  Net asset value of shares issued
    for reinvestment of dividends                         13,896,785           361,911
  Cost of shares reacquired                              (10,927,001)       (2,536,998)
--------------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                               49,172,777        56,481,703
--------------------------------------------------------------------------------------
Increase in Net Assets                                    52,467,634        92,891,816

NET ASSETS:
  Beginning of year                                      196,582,945       103,691,129
--------------------------------------------------------------------------------------
  End of year*                                         $ 249,050,579     $ 196,582,945
======================================================================================
*  Includes undistributed net investment income of:    $     845,636     $     565,906
======================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    29

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Large Cap Value Portfolio (formerly known as Smith Barney Income and Growth Portfolio), Alliance Growth Portfolio and Van Kampen American Capital Enterprise Portfolio ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these Portfolios and ten other separate investment portfolios: AIM Capital Appreciation, Smith Barney International Equity, Smith Barney Pacific Basin, TBC Managed Income, Putnam Diversified Income, GT Global Strategic Income, Smith Barney High Income, MFS Total Return, Smith Barney Money Market and Smith Barney Large Capitalization Growth Portfolios. Shares of the Fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

The significant accounting policies consistently followed by the Portfolios are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between bid and ask prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence;
(f) interest income is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) gains or losses on the sale of securities are calculated by using the specific identification method; (i) the account ing records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting


--------------------------------------------------------------------------------
30                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

principles, (k) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as the investment manager of the Smith Barney Large Cap Value Portfolio ("SBLCV"). In addition, SBLCV pays MMC a management fee calculated at an annual rate of 0.65% of the average daily net assets of the Portfolio. Travelers Investment Adviser, Inc. ("TIA"), an affiliate of MMC, acts as the investment manager of the Alliance Growth ("AGP") and the Van Kampen American Capital Enterprise ("VKACEP") Portfolios. AGP and VKACEP pay TIA a management fee calculated at an annual rate of 0.80% and 0.70%, respectively, of the average daily net assets of each Portfolio. These fees are calculated daily and paid monthly.

TIA has entered into sub-advisory agreements with Alliance Capital Management L.P. ("Alliance Capital") and Van Kampen American Capital Asset Management, Inc. ("VKAC"). Pursuant to each sub-advisory agreement, Alliance Capital and VKAC are responsible for the day-to-day portfolio operations and investment decisions and are compensated by TIA for such services at an annual rate of 0.375% and 0.325% of the average daily net assets of AGP and VKACEP, respectively. These fees are calculated daily and paid monthly.

TIA has entered into a sub-administrative services agreement with MMC. TIA pays MMC, as sub-administrator, a fee calculated at an annual rate of 0.10% of the average daily net assets of AGP and VKACEP.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the primary broker for its portfolio agency transactions.

For the year ended October 31, 1998, SSB received brokerage commissions of $232,727.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    31

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

All officers and one director of the Fund are employees of SSB.

3. Investments

During the year ended October 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were:

                                                                   Van Kampen
                               Smith Barney                         American
                                 Large Cap         Alliance          Capital
                                   Value            Growth         Enterprise
================================================================================
Purchases                      $268,120,119      $497,156,232      $190,627,933
--------------------------------------------------------------------------------
Sales                           130,136,926       268,114,847       152,826,949
================================================================================

At October 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                   Van Kampen
                               Smith Barney                         American
                                 Large Cap         Alliance          Capital
                                   Value            Growth         Enterprise
================================================================================
Gross unrealized appreciation   $63,522,315      $179,933,944     $56,545,736
Gross unrealized depreciation   (16,029,416)      (56,358,104)     (6,538,115)
--------------------------------------------------------------------------------
Net unrealized appreciation     $47,492,899      $123,575,840     $50,007,621
================================================================================

4. Repurchase Agreements

The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value


--------------------------------------------------------------------------------
32                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios' basis in the contract.

Only AGP and VKACEP may enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 1998, AGP and VKACEP had no open futures contracts.

6. Options Contracts

AGP and VKACEP may purchase put or call options. Premiums paid when put or call options are purchased represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, a loss will be realized in the amount of the premium paid. When a closing sales transaction is entered into, a gain or loss will be realized depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When a put option is exercised, a gain or loss will be realized from the sale of the underlying security and the proceeds from such sale decreased by the premium originally paid. When a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

At October 31, 1998, AGP and VKACEP had no open purchased put or call option contracts.

When AGP and VKACEP write a covered call or put option, an amount equal to the premium received is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, a gain equal to the amount of the premium received is realized. When a closing purchase transaction is entered into, a gain or loss is realized depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security purchased upon exercise. When written index options are exercised, settlement is made in cash.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    33

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended October 31, 1998, AGP and VKACEP did not write any options.

7. Lending of Portfolio Securities

SBLCV and AGP have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in segregated accounts. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

At October 31, 1998, there were no securities on loan.

8. Capital Shares

At October 31, 1998, the Fund had six billion shares authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.


--------------------------------------------------------------------------------
34                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Transactions in shares of each Portfolio were as follows:

                                              Year Ended         Year Ended
                                           October 31, 1998   October 31, 1997
================================================================================
Smith Barney Large Cap Value
Shares sold                                    6,115,029          6,685,160
Shares issued on reinvestment                    741,966            235,342
Shares redeemed                                 (539,460)          (219,187)
--------------------------------------------------------------------------------
Net Increase                                   6,317,535          6,701,315
================================================================================
Alliance Growth
Shares sold                                    7,720,017          7,641,028
Shares issued on reinvestment                  1,945,703            734,869
Shares redeemed                                 (822,127)          (294,993)
--------------------------------------------------------------------------------
Net Increase                                   8,843,593          8,080,904
================================================================================
Van Kampen American Capital Enterprise
Shares sold                                    2,160,649          3,263,315
Shares issued on reinvestment                    616,265             22,619
Shares redeemed                                 (545,496)          (146,973)
--------------------------------------------------------------------------------
Net Increase                                   2,231,418          3,138,961
================================================================================


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    35

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended October 31:

Smith Barney Large Cap
Value Portfolio                              1998(1)           1997            1996           1995         1994(2)
================================================================================================================
Net Asset Value,
  Beginning of Year                      $    17.90      $    14.84      $    12.12      $   10.14      $  10.00
----------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(3)                     0.31            0.25            0.32           0.28          0.11
  Net realized and unrealized gain             1.47            3.16            2.62           1.76          0.03
----------------------------------------------------------------------------------------------------------------
Total Income From Operations                   1.78            3.41            2.94           2.04          0.14
----------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.21)          (0.18)          (0.17)         (0.06)           --
  Net realized gains                          (0.53)          (0.17)          (0.05)            --            --
----------------------------------------------------------------------------------------------------------------
Total Distributions                           (0.74)          (0.35)          (0.22)         (0.06)           --
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year             $     18.94     $    17.90      $    14.84      $   12.12      $  10.14
----------------------------------------------------------------------------------------------------------------
Total Return                                   9.65%          23.38%          24.55%         20.21%         1.40%++
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $  423,570      $  287,333      $  138,712      $  39,364      $  6,377
----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                                  0.68%           0.69%           0.73%          0.73%         0.73%+
  Net investment income                        1.59            2.01            2.35           2.70          2.82+
----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          36%             46%             32%            38%            2%
================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(3) The Manager has waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the manager has reimbursed the Portfolio for $13,120 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expenses to average net assets would have been as follows:

                                                          Expense Ratios
                              Per Share Decreases       Without Fee Waivers
                           in Net Investment Income      and Reimbursement
                           ------------------------      -----------------
         1995                       $0.02                      0.94%
         1994                        0.05                      2.08+

++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
36                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended October 31:

Alliance Growth Portfolio                      1998            1997           1996            1995          1994(1)
==================================================================================================================
Net Asset Value,
  Beginning of Year                      $    20.82      $    16.30      $    13.28      $    10.65      $   10.00
------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(2)                     0.11            0.05            0.04            0.14           0.06
  Net realized and unrealized gain             2.69            5.11            3.39            2.61           0.59
------------------------------------------------------------------------------------------------------------------
Total Income From Operations                   2.80            5.16            3.43            2.75           0.65
------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.04)          (0.02)          (0.09)          (0.02)            --
  Net realized gains                          (1.44)          (0.62)          (0.32)          (0.10)            --
------------------------------------------------------------------------------------------------------------------
Total Distributions                           (1.48)          (0.64)          (0.41)          (0.12)            --
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year             $    22.14      $    20.82     $     16.30      $    13.28      $   10.65
------------------------------------------------------------------------------------------------------------------
Total Return                                  12.92%          32.59%          26.55%          26.18%          6.50%++
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $  774,942      $  544,526     $   294,596      $  111,573      $  17,086
------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                                  0.82%           0.82%           0.87%           0.90%          0.88%+
  Net investment income                        0.59            0.32            0.39            1.24           1.47+
------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          40%             66%             88%             78%            37%
==================================================================================================================

(1) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(2) The Manager has waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the manager has reimbursed the Portfolio for $3,500 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expenses to average net assets would have been as follows:

                                                          Expense Ratios
                              Per Share Decreases       Without Fee Waivers
                           in Net Investment Income      and Reimbursement
                           ------------------------      -----------------
         1995                        $0.01                    0.97%
         1994                         0.03                    1.76+

++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    37

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended October 31:


Van Kampen American
Capital Enterprise Portfolio               1998            1997            1996           1995          1994(1)
============================================================================================================
Net Asset Value,
  Beginning of Year                  $    19.89      $    15.37      $    12.89      $   10.38      $  10.00
------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(2)                 0.06            0.06            0.05           0.03          0.03
  Net realized and
    unrealized gain                        1.83            4.51            2.87           2.53          0.35
------------------------------------------------------------------------------------------------------------
Total Income From Operations               1.89            4.57            2.92           2.56          0.38
------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                   (0.05)          (0.05)          (0.04)         (0.02)           --
  Net realized gains                      (1.17)          --              (0.40)         (0.03)           --
------------------------------------------------------------------------------------------------------------
Total Distributions                       (1.22)          (0.05)          (0.44)         (0.05)           --
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year         $    20.56      $    19.89      $    15.37      $   12.89      $  10.38
------------------------------------------------------------------------------------------------------------
Total Return                               8.97%          29.81%          23.35%         24.74%         3.80%++
------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)       $  249,051      $  196,583      $  103,691      $  32,447      $   5,734
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                              0.73%           0.74%           0.83%          0.88%         0.84%+
  Net investment income                    0.35            0.41            0.53           0.65          0.79+
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                      68%             75%            112%           180%           55%
============================================================================================================

(1) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(2) The Manager has waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the manager has reimbursed the Portfolio for $19,007 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expenses to average net assets would have been as follows:

                                                          Expense Ratios
                              Per Share Decreases       Without Fee Waivers
                           to Net Investment Income      and Reimbursement
                           ------------------------      -----------------
         1995                        $0.06                    1.26%
         1994                         0.07                    2.66+

++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
38                                          1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Travelers Series Fund Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of the Smith Barney Large Cap Value Portfolio, Alliance Growth Portfolio and Van Kampen American Capital Enterprise Portfolio of Travelers Series Fund Inc. as of October 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period from June 16, 1994 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian. As to securities purchased or sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Large Cap Value Portfolio, Alliance Growth Portfolio and Van Kampen American Capital Enterprise Portfolio of Travelers Series Fund Inc. as of October 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the four-year period then ended and for the period from June 16, 1994 to October 31, 1994, in conformity with generally accepted accounting principles.


                                                /s/ KPMG Peat Marwick LLP

New York, New York
December 18, 1998


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    39

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Travelers Series Fund Inc. hereby designates for the fiscal year ended October 31, 1998:

     -- Long-term capital gain distributions paid:

            Large Cap Value Portfolio                   $ 8,285,569
            Alliance Growth Portfolio                    33,279,625
            Van Kampen American Capital
               Enterprise Portfolio                      10,253,896

     -- Percentages of ordinary income distributions designated as qualifying for the dividends received deduction available to corporate shareholders:

            Large Cap Value Portfolio                         71.42%
            Alliance Growth Portfolio                         16.93
            Van Kampen American Capital
               Enterprise Portfolio                          100.00

--------------------------------------------------------------------------------
40                                            1998 Annual Report to Shareholders

                                                            SALOMON SMITH BARNEY
                                                            --------------------
                                                    A member of citigroup [LOGO]

Directors

Victor K. Atkins
A.E. Cohen
Robert A. Frankel
Rainer Greeven
Susan M. Heilbron
Heath B. McLendon, Chairman

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and
Treasurer

James B. Conheady
Vice President

Bruce D. Sargent
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Managers

Mutual Management Corp.
Travelers Investment Adviser, Inc.

Custodian

PNC Bank, N.A.

Annuity Administration

Travelers Annuity Investor Services
5 State House Square
1 Tower Square
Hartford, CT 06183

This report is submitted for the general information of the shareholders of Travelers Series Fund Inc. - Smith Barney Large Cap Value Portfolio, Alliance Growth Portfolio and Van Kampen American Capital Enterprise Portfolio. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Travelers Series Fund Inc.
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com

IN0251 12/98

================================================================================

                                   [GRAPHIC]

                                   Travelers Series Fund Inc.

                                   AIM Capital
                                   Appreciation Portfolio

                                   Smith Barney Large
                                   Capitalization Growth
                                   Portfolio

                                   --------------------------
                                   ANNUAL REPORT
                                   --------------------------

                                   October 31, 1998

                            [LOGO] Smith Barney Mutual Funds
                                   Investing for your future.
                                   Every day.(R)

================================================================================

Travelers Series
Fund Inc.

                                                                  [PHOTO]

                                                                  HEATH B.
                                                                  MCLENDON

                                                                  Chairman

Dear Shareholder:

We are pleased to provide the annual report for the Travelers Series Fund Inc.
- AIM Capital Appreciation Portfolio and the Smith Barney Large Capitalization Growth Portfolio for the year ended October 31, 1998. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow.

Portfolio Highlights
AIM Capital Appreciation Portfolio

Portfolio performance fluctuated considerably during the very volatile fiscal year. Markets vacillated between optimism that Asia's woes would be contained and worry that they would become a major drag on the U.S. and other economies. The AIM Capital Appreciation Portfolio ("Portfolio") was hard hit during a major stock sell-off during August. While it rallied strongly during October, it was unable to recoup its losses completely by the close of the fiscal year. The Portfolio's total return for the fiscal year was a negative 2.79%, versus a negative 2.91% total return for the Lipper Mid-Cap Fund Index over the same period.

As the fiscal year opened, concern about Asia's financial difficulties was widespread. The small- and mid-sized company stocks in which the Portfolio invests were especially hard hit as uneasy investors sought the relative safety of blue-chip stocks. Markets rallied in the spring as investors seemed to shrug off Asian worries.

The latter half of the fiscal year was even more volatile. A rally took many stock indexes to all-time highs by mid-July, but mid-cap stocks did not really participate. For example, the Standard & Poor's ("S&P") 400 Mid-Cap Stock Index was higher in mid-April than it was on July 17, 1998, when large-cap indexes such as the S&P 500 peaked.

In August, the markets were affected by the seemingly intractable Asian downturn, a default on Russian government debt, the collapse of some highly leveraged hedge funds and recognition that domestic corporate profits were slipping after several years of robust growth.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     1

Late in the fiscal year, amid evidence of a possible worldwide credit crunch, the Federal Reserve Board ("Fed") shifted its focus from fighting inflation to providing liquidity and supporting markets. In two steps, on September 29, 1998 and again on October 15, 1998, it lowered the short-term target federal-funds rate from 5.50% to 5.00%, and equity markets rallied in response*. Since the Fed's second interest rate easing, the S&P 500 was up 4.93%. In the short run at least, the Fed appeared to have assured investors that the central bank would intervene to forestall a recession.

During the reporting period, the portfolio managers continued their disciplined, earnings-driven stock selection process, looking at the underlying fundamentals of individual companies, not the overall market.

The composition of the Portfolio changed considerably during its fiscal year. Holdings in energy sector stocks, which faltered with the steep decline in oil and other commodity prices, were significantly reduced. Holdings in semiconductors were also down. Semiconductor makers and equipment manufacturers had a tough year as the Asian financial crisis drove down demand for computers and components in Southeast Asia. The Portfolio remains heavily invested in technology, especially the computer software and services industry. The computer glitch that requires reprogramming older computers and software to recognize the year 2000 continues to provide investment opportunities.

The retailing industry is another area of investment focus. In addition, the Portfolio includes a large number of health care stocks, especially in the medical products and pharmaceutical industries. The Portfolio's managers trimmed their exposure to less promising industries such as HMOs and hospital management companies. Because U.S. drug manufacturers and distributors are not heavily dependent on Asian and Latin American markets, they may be relatively immune to foreign turmoil and provide a safe haven in the months ahead. The Portfolio's managers expect their strong earnings growth to continue.

The Portfolio's managers are optimistic that the U.S. will avoid a recession in 1999. They think that the U.S. economy will likely experience annual gross domestic product growth in the 1.50% to 2.00% range, so inflation and low interest rates should continue to be low. In their opinion, the challenge will be corporate earnings. With global markets in or near recession and the U.S. economy expanding more slowly, companies will be sorely tested to keep earnings advancing. Clearly, there are added risks until the situations in Asia and Latin America stabilize.


----------
* The Fed reduced the federal-funds rate for the third time in seven weeks on November 17, 1998, after this letter was written.


--------------------------------------------------------------------------------
2                                             1998 Annual Report to Shareholders

For the quarter ended September 30, 1998, reported earnings growth for companies in the mid-cap portion of the stock market was well over 20%. Moreover, valuations of the stocks in the mid-cap sector are significantly lower than in the large-cap sector. The Portfolio's managers believe these stocks also offer some refuge from Asia's woes because they tend to have less international exposure. The Portfolio's managers expect that these advantages should ultimately translate into strong market performance for mid-cap stocks.

Smith Barney Large Capitalization Growth Portfolio

The Smith Barney Large Capitalization Growth Portfolio ("Portfolio"), which began on May 1, 1998, seeks long-term growth of capital by normally investing 65% of its assets in the equity securities of companies with market capitalizations of $5 billion or more. From May 1, 1998 through October 31, 1998, the Portfolio had a negative total return of 1.00%.

The Portfolio's manager emphasizes a core of large-capitalization growth stocks that share a number of characteristics. Chief among them are solid financials such as consistent and sustainable earnings growth, free cash flow and competitive returns on equity. The second key characteristic centers on the product or service of a company. The Portfolio's manager is most interested in companies delivering world-class products or services in the global marketplace. He also looks for dominant companies within growth industries where he perceives the barriers to entry to be extremely high. Lastly, the third characteristic he looks for is a great management team. Strong management is just as important as a company's financial condition or its products or services. He looks for these characteristics to identify companies that represent outstanding long-term investment opportunities.

The third quarter of 1998 was one of the most volatile in memory. In July, many strategists, economists and market commentators expected the Fed to raise interest rates. Ironically, the third quarter of 1998 ended with those same people complaining the Fed action to reduce rates at that time was not enough.

Large-cap growth stocks rebounded sharply in the last few weeks of October as the financial panic that gripped the stock markets abated. With the U.S. economy growing at a moderate pace, inflation quiet and interest rates down, the backdrop remains favorable for large-cap growth stocks.

The recent worldwide turmoil has highlighted why the Portfolio's manager continues to focus on strong balance sheets and quality management teams. A number of companies in the Fund's portfolio have opportunistically used their balance sheet strength to buy assets inexpensively in Asia and Latin America, and have already begun to focus on how their companies will be positioned when these regions of the world recover.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     3

In closing, thank you for investing in the Travelers Series Fund Inc. - AIM Capital Appreciation Portfolio and Smith Barney Large Capitalization Growth Portfolio. We look forward to continuing to help you to pursue your financial goals in the years to come.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

November 13, 1998


--------------------------------------------------------------------------------
4                                             1998 Annual Report to Shareholders

================================================================================
                       AIM Capital Appreciation Portfolio
================================================================================
================================================================================
Historical Performance
================================================================================

                       Net Asset Value
                     -------------------
                     Beginning     End       Income    Capital Gain     Total
Year Ended            of Year    of Year    Dividends  Distributions   Returns+
================================================================================
10/31/98              $12.68      $12.31      $0.02        $0.00         (2.79)%
--------------------------------------------------------------------------------
10/31/97               10.76       12.68       0.01         0.00         17.96
--------------------------------------------------------------------------------
10/31/96               10.00       10.76       0.01         0.00          7.71
--------------------------------------------------------------------------------
10/10/95* - 10/31/95   10.00       10.00       0.00         0.00          0.00++
================================================================================
Total                                         $0.04        $0.00
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

================================================================================
Average Annual Total Returns+
================================================================================

================================================================================
Year Ended 10/31/98                                                    (2.79)%
--------------------------------------------------------------------------------
10/10/95* through 10/31/98                                              7.14
================================================================================

================================================================================
Cumulative Total Return+
================================================================================

================================================================================
10/10/95* through 10/31/98                                             23.51%
================================================================================

+    Assumes the reinvestment of all dividends and capital gain distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*    Commencement of operations.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     5

================================================================================
Historical Performance (unaudited)
================================================================================

                   Growth of $10,000 Invested in Shares of the AIM Capital Appreciation Portfolio vs. Lipper Midcap Index+

--------------------------------------------------------------------------------
                          October 1995 -- October 1998

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                           AIM Capital
                          Appreciation               Lipper Midcap
                            Porfolio                    Index
                          ------------               -------------
10/10/95                     $10,000                   $10,000
4/96                         $10,711                   $11,727
10/96                        $10,771                   $11,739
4/97                         $10,582                   $11,530
10/97                        $12,706                   $14,180
4/98                         $14,019                   $16,201
10/31/98                     $12,351                   $13,768


+ Hypothetical illustration of $10,000 invested in shares of the AIM Capital Appreciation Portfolio on October 10, 1995 (commencement of operations), assuming reinvestment of dividends and capital gains at net asset value through October 31, 1998. The Lipper Midcap Index is an index of widely held common stocks listed on the New York and American Stock Exchanges and over-the-counter markets. Figures for the Lipper Midcap Index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.


--------------------------------------------------------------------------------
6                                             1998 Annual Report to Shareholders

================================================================================
               Smith Barney Large Capitalization Growth Portfolio
================================================================================
================================================================================
Historical Performance
================================================================================

                        Net Asset Value
                     ---------------------
                     Beginning      End      Income     Capital Gain    Total
Period Ended         of Period   of Period  Dividends   Distributions  Return+
================================================================================
5/1/98* - 10/31/98    $10.00       $9.90      $0.00        $0.00       (1.00)%++
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

================================================================================
Average Annual Total Return+
================================================================================

================================================================================
5/1/98* through 10/31/98                                               (1.00)%++
================================================================================

+    Assumes the reinvestment of all dividends and capital gain distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*    Commencement of operations.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     7

================================================================================
Historical Performance (unaudited)
================================================================================

                   Growth of $10,000 Invested in Shares of the
               Smith Barney Large Capitalization Growth Portfolio
                        vs. Standard & Poor's 500 Index+

--------------------------------------------------------------------------------
                            May 1998 -- October 1998

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                     Smith Barney Large
               Capitalization Growth Portfolio     Standard & Poor's 500 Index
               -------------------------------     ---------------------------
5/1/98                   $10,000                               $10,000
5/98                     $ 9,610                               $ 9,828
6/98                     $10,240                               $10,227
7/98                     $10,360                               $10,119
8/98                     $ 8,570                               $ 8,656
9/98                     $ 8,940                               $ 9,211
10/31/98                 $ 9,900                               $ 9,959


+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney Large Capitalization Growth Portfolio on May 1, 1998 (commencement of operations), assuming reinvestment of dividends and capital gains at net asset value through October 31, 1998. The Standard & Poor's 500 Index ("S&P 500") is an index composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.


--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

================================================================================
Schedules of Investments                                        October 31, 1998
================================================================================

                       AIM CAPITAL APPRECIATION PORTFOLIO

  SHARES                          SECURITY                               VALUE
================================================================================
COMMON STOCK -- 89.3%
Advertising -- 2.0%
     8,000   Interpublic Group of Cos., Inc.                          $  468,000
     8,000   Lamar Advertising Co., Class A Shares+                      249,750
     2,633   Nielsen Media Research                                       37,356
    38,600   Omnicom Group Inc.                                        1,908,288
    22,800   Outdoor Systems, Inc.+                                      503,025
    21,500   Snyder Communications, Inc.+                                767,281
    12,300   Valassis Communications, Inc.+                              490,463
--------------------------------------------------------------------------------
                                                                       4,424,163
--------------------------------------------------------------------------------
Aerospace & Defense -- 0.5%
    15,500   AAR Corp.                                                   358,437
     8,200   BE Aerospace Inc.+                                          176,300
     6,900   Gulfstream Aerospace Corp.+                                 305,325
     7,500   Sundstrand Corp.                                            352,031
--------------------------------------------------------------------------------
                                                                       1,192,093
--------------------------------------------------------------------------------
Airlines -- 0.1%
    13,500   Southwest Airlines Co.                                      286,031
--------------------------------------------------------------------------------
Banking -- 3.8%
    15,900   AmSouth Bancorp.                                            636,994
    42,900   Dime Bancorp, Inc.                                        1,021,556
    24,200   Golden State Bancorp Inc.+                                  464,338
    16,600   GreenPoint Financial Corp.                                  544,687
    21,000   Hibernia Corp.                                              350,438
    30,000   MBNA Corp.                                                  684,375
    10,700   Mercantile Bankshares Corp.                                 349,088
    43,450   North Fork Bancorp.                                         863,569
    11,600   Northern Trust Corp.                                        855,500
    27,400   Star Banc Corp.                                           2,072,125
    16,600   TCF Financial Corp.                                         391,137
     8,100   Zions Bancorp.                                              429,806
--------------------------------------------------------------------------------
                                                                       8,663,613
--------------------------------------------------------------------------------
Building - Residential -- 0.1%
    10,100   Kaufman & Broad Home Corp.                                  288,481
--------------------------------------------------------------------------------
Broadcasting -- 0.8%
    23,000   CanWest Global Communications Corp., Non-Voting Shares      268,812
     3,490   Chancellor Media Corp., Class A Shares+                     133,929
     8,500   Cox Communications, Inc.+                                   466,437
     9,400   Heftel Broadcasting Corp.+                                  386,575
    18,000   Tele-Com Liberty Media Group Co., Class A Shares            685,125
--------------------------------------------------------------------------------
                                                                       1,940,878
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     9

================================================================================
Schedules of Investments (continued)                           October 31, 1998
================================================================================

                       AIM CAPITAL APPRECIATION PORTFOLIO

  SHARES                          SECURITY                               VALUE
================================================================================
Commercial Services -- 5.3%
    24,100   Billing Concepts Corp.                                  $   340,412
    22,500   Ceridian Corp.+                                           1,290,938
     8,000   Ciber, Inc.                                                 157,000
    14,000   Cintas Corp.                                                749,000
    66,900   Comdisco, Inc.                                            1,032,769
    12,500   Computer Sciences Corp.                                     659,375
    67,200   Concord EFS, Inc.+                                        1,915,200
    13,800   CSG Systems International Inc.                              752,100
    13,000   Equity Corp. International+                                 322,563
    18,500   Keane Inc.                                                  615,125
    16,900   National Data Corp.                                         572,488
    31,725   Paychex, Inc.                                             1,578,319
    52,400   Service Corp. International                               1,866,750
--------------------------------------------------------------------------------
                                                                      11,852,039
--------------------------------------------------------------------------------
Communications - Equipment and Software -- 2.4%
    60,000   3Com Corp.                                                2,163,750
    60,200   Ascend Communications, Inc.+                              2,904,650
    22,400   Gartner Group, Inc., Class A Shares+                        445,200
--------------------------------------------------------------------------------
                                                                       5,513,600
--------------------------------------------------------------------------------
Computer Software -- 11.4%
    14,200   Affiliated Computer Services, Class A Shares+               525,400
    28,200   America Online, Inc.                                      3,583,162
    16,200   Aspect Development, Inc.+                                   511,819
    70,200   BMC Software, Inc.                                        3,373,988
    21,550   Cadence Design Systems, Inc.+                               460,631
    21,850   CDW Computer Centers, Inc.+                               1,637,384
     8,025   Cisco Systems, Inc.+                                        505,575
    25,450   Citrix Systems, Inc.+                                     1,803,769
    43,800   Compuware Corp.+                                          2,373,413
    14,000   DST Systems, Inc.+                                          700,000
     8,900   Electronics Arts Inc.+                                      366,012
    10,600   IDX Systems Corp.+                                          449,175
    10,000   Intuit Inc.+                                                505,000
    18,000   J.D. Edwards & Co.                                          589,500
    35,000   Learning Company Inc.                                       903,437
     4,800   Microsoft Corp.+                                            508,200
    17,000   Network Associates, Inc.+                                   722,500
    45,000   Parametric Technology Corp.+                                748,125
    24,185   Sterling Commerce, Inc.+                                    852,521
    14,600   Sterling Software, Inc.+                                    382,337
    30,600   SunGard Data Systems Inc.+                                1,032,750
    24,300   Synopsys Inc.+                                            1,099,575
    17,650   Wind River Systems, Inc.                                    773,291


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            1998 Annual Report to Shareholders

================================================================================
Schedules of Investments (continued)                           October 31, 1998
================================================================================

                       AIM CAPITAL APPRECIATION PORTFOLIO

  SHARES                          SECURITY                               VALUE
================================================================================
Computer Software -- 11.4% (continued)
     9,000   Yahoo! Inc.                                             $ 1,177,594
--------------------------------------------------------------------------------
                                                                      25,585,158
--------------------------------------------------------------------------------
Computers -- 2.6%
    12,000   Apple Computer, Inc.                                        445,500
    42,400   Dell Computer Corp.+                                      2,782,500
    25,500   Gateway 2000, Inc.+                                       1,423,218
    21,000   Seagate Technology, Inc.                                    553,875
    15,000   VERITAS Software Corp.                                      751,875
--------------------------------------------------------------------------------
                                                                       5,956,968
--------------------------------------------------------------------------------
Consumer/Commercial Services -- 0.8%
    12,190   Nova Corp.                                                  351,986
    12,500   Robert Half International Inc.                              501,562
    39,300   Stewart Enterprises Inc., Class A Shares                    906,356
--------------------------------------------------------------------------------
                                                                       1,759,904
--------------------------------------------------------------------------------
Consumer Non-Durables -- 0.4%
     7,700   Action Performance Cos., Inc.                               230,038
     6,500   Clorox Co.                                                  710,125
--------------------------------------------------------------------------------
                                                                         940,163
--------------------------------------------------------------------------------
Distribution -- 0.7%
    15,500   Ingram Micro Inc., Class A Shares+                          705,250
    20,300   Tech Data Corp.+                                            799,313
--------------------------------------------------------------------------------
                                                                       1,504,563
--------------------------------------------------------------------------------
Diversified -- 0.3%
    21,000   Viad Corp.                                                  576,188
--------------------------------------------------------------------------------
Electronics -- 1.6%
    18,600   Arrow Electronics, Inc.+                                    405,712
    26,000   Solectron Corp.+                                          1,488,500
    30,800   Symbol Technologies, Inc.                                 1,378,300
     7,900   Teradyne, Inc.+                                             256,750
--------------------------------------------------------------------------------
                                                                       3,529,262
--------------------------------------------------------------------------------
Electronics - Semiconductors and Components -- 3.3%
    23,000   Altera Corp.+                                               957,375
    15,000   Linear Technology Corp.                                     894,375
    34,400   Maxim Integrated Products Inc.+                           1,227,650
    43,550   Microchip Technology Inc.+                                1,178,572
    30,500   Micron Technology, Inc.                                   1,159,000
    18,100   PMC-Sierra, Inc.+                                           812,238
    16,000   SCI Systems, Inc.                                           632,000


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    11

================================================================================
Schedules of Investments (continued)                           October 31, 1998
================================================================================

                       AIM CAPITAL APPRECIATION PORTFOLIO

  SHARES                          SECURITY                               VALUE
================================================================================
Electronics - Semiconductors and Components -- 3.3% (continued)
    11,200   Xilinx, Inc.+                                            $  500,150
--------------------------------------------------------------------------------
                                                                       7,361,360
--------------------------------------------------------------------------------
Entertainment and Leisure Time -- 0.4%
    13,700   Host Marriott Corp.+                                        198,650
    23,000   International Game Technology Inc.                          518,938
     7,300   Speedway Motorsports, Inc.+                                 153,300
--------------------------------------------------------------------------------
                                                                         870,888
--------------------------------------------------------------------------------
Financial Services -- 3.7%
    12,300   A.G. Edwards, Inc.                                          425,119
    13,200   Capital One Financial Corp.                               1,343,100
    35,000   Charles Schwab Corp.                                      1,677,813
    10,000   Countrywide Credit Industries, Inc.                         431,875
    31,000   Equifax Inc.                                              1,199,312
    16,300   Finova Group, Inc.                                          794,625
     6,000   Lehman Brothers Holding Inc.                                227,625
    16,300   Newcourt Credit Group Inc.                                  535,863
    18,850   SLM Holding Corp.                                           755,178
    28,800   T. Rowe Price Associates, Inc.                            1,024,200
--------------------------------------------------------------------------------
                                                                       8,414,710
--------------------------------------------------------------------------------
Hospital Management -- 0.7%
     7,500   Orthodontic Centers of America, Inc.+                       142,031
    26,200   Universal Health Services Inc., Class B Shares+           1,344,387
--------------------------------------------------------------------------------
                                                                       1,486,418
--------------------------------------------------------------------------------
Hospital Related -- 0.1%
    12,200   Curative Health Services, Inc.+                             332,450
--------------------------------------------------------------------------------
Insurance -- 2.4%
    16,000   AFLAC Inc.                                                  610,000
     7,000   ChoicePoint Inc.+                                           330,750
     4,500   HCC Insurance Holdings, Inc.                                 80,719
    16,100   MGIC Investment Corp.                                       627,900
    25,800   Provident Co., Inc.                                         749,812
    23,100   Providian Corp.                                           1,833,562
    25,500   ReliaStar Financial Corp.                                 1,117,219
--------------------------------------------------------------------------------
                                                                       5,349,962
--------------------------------------------------------------------------------
Manufacturing -- 5.9%
    34,900   American Power Conversion Corp.+                          1,481,069
     9,000   Blyth Industries, Inc.+                                     248,625
    47,500   Clayton Homes, Inc.                                         733,281
    17,000   Corning Inc.                                                617,312
     7,650   Crane Co.                                                   220,416


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders

================================================================================
Schedules of Investments (continued)                           October 31, 1998
================================================================================

                       AIM CAPITAL APPRECIATION PORTFOLIO

  SHARES                          SECURITY                               VALUE
================================================================================
Manufacturing -- 5.9% (continued)
    21,000   Danaher Corp.                                           $   838,688
    49,600   EMC Corp.+                                                3,193,000
    38,500   Harley-Davidson, Inc.                                     1,491,875
    10,700   Hillenbrand Industries, Inc.                                633,306
    14,600   HON INDUSTRIES Inc.                                         309,338
    30,000   Leggett & Platt, Inc.                                       701,250
    15,700   Lexmark International Group, Inc., Class A Shares         1,098,019
    13,000   Maytag Corp.                                                642,688
     5,300   Pentair, Inc.                                               199,412
    17,000   Russell Corp.                                               417,562
    28,500   Shaw Industries, Inc.                                       495,187
--------------------------------------------------------------------------------
                                                                      13,321,028
--------------------------------------------------------------------------------
Medical Devices -- 0.2%
    16,000   Arterial Vascular Engineering, Inc.+                        492,000
--------------------------------------------------------------------------------
Medical Distribution -- 1.9%
    27,270   Cardinal Health, Inc.                                     2,578,719
    22,100   McKesson Corp.                                            1,701,700
--------------------------------------------------------------------------------
                                                                       4,280,419
--------------------------------------------------------------------------------
Medical Equipment and Information Systems -- 1.7%
    42,400   Biomet, Inc.                                              1,438,950
    19,500   Guidant Corp.                                             1,491,750
    16,784   HBO & Co.                                                   440,580
     7,900   IMS Health Inc.                                             525,350
--------------------------------------------------------------------------------
                                                                       3,896,630
--------------------------------------------------------------------------------
Medical Products and Supplies -- 5.6%
    45,000   Allegiance Corp.                                          1,673,438
    17,000   Bausch & Lomb Inc.                                          708,687
    72,000   Becton, Dickinson & Co.                                   3,033,000
    15,000   Bergen Brunswig Corp., Class A Shares                       732,187
    12,700   Boston Scientific Corp.                                     691,356
    18,924   Henry Schein, Inc.                                          732,122
    41,450   Jones Pharma Inc.                                         1,339,353
     4,000   Medicis Pharmaceutical, Class A Shares                      200,500
    55,400   Omnicare Inc.                                             1,914,763
     7,000   Safeskin Corp.                                              154,875
     8,300   Sofamor Danek Group, Inc.+                                  843,487
    22,400   Sybron International Corp.+                                 554,400
--------------------------------------------------------------------------------
                                                                      12,578,168
--------------------------------------------------------------------------------
Medical Services -- 2.7%
    28,750   Covance Inc.+                                               801,406
    10,500   Express Scripts Inc., Class A Shares+                     1,025,719


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    13

================================================================================
Schedules of Investments (continued)                           October 31, 1998
================================================================================

                       AIM CAPITAL APPRECIATION PORTFOLIO

  SHARES                          SECURITY                               VALUE
================================================================================
Medical Services -- 2.7% (continued)
    12,050   HCR Manor Care, Inc.                                     $  391,625
    77,637   Health Management Associates Inc., Class A Shares+        1,382,909
    49,000   HEALTHSOUTH Corp.+                                          594,125
    17,600   Lincare Holdings Inc.+                                      702,900
     2,300   Pacificare Health Systems, Class B Shares                   181,125
    25,966   Total Renal Care Holdings, Inc.+                            636,167
    11,600   Trigon Healthcare Inc.                                      435,000
--------------------------------------------------------------------------------
                                                                       6,150,976
--------------------------------------------------------------------------------
Miscellaneous -- 1.8%
    16,000   Apollo Group Inc., Class A Shares                           514,000
    24,000   Corrections Corp of America                                 462,000
    43,800   Fiserv Inc.+                                              2,036,700
     5,500   G&K Services Inc., Class A Shares                           251,625
    16,000   Helen Of Troy Ltd.+                                         238,000
    15,500   Rubbermaid Inc.                                             514,406
--------------------------------------------------------------------------------
                                                                       4,016,731
--------------------------------------------------------------------------------
Multimedia -- 0.4%
     9,000   McGraw-Hill Cos. Inc.                                       809,438
--------------------------------------------------------------------------------
Office Equipment, Products and Supplies -- 1.8%
     7,400   Avery Dennison Corp.                                        306,638
    20,800   Herman Miller, Inc.                                         458,900
    39,500   Office Depot Inc.+                                          987,500
    71,025   Staples Inc.+                                             2,317,191
--------------------------------------------------------------------------------
                                                                       4,070,229
--------------------------------------------------------------------------------
Oil and Gas -- 2.5%
    26,500   Apache Corp.                                                750,281
    34,000   Baker Hughes Inc.                                           750,125
    25,600   BJ Services Co.                                             523,200
     4,200   Coflexip Stena Offshore Sponsored ADR                       202,125
    25,800   Cooper Cameron Corp.+                                       896,550
    18,000   Diamond Offshore Drilling                                   552,375
    22,000   El Paso Natural Gas Co.                                     779,625
    41,500   Global Industries Ltd.+                                     399,438
    35,000   Rowan Cos., Inc.+                                           509,687
    22,800   Santa Fe Energy Resources Inc.+                             185,250
--------------------------------------------------------------------------------
                                                                       5,548,656
--------------------------------------------------------------------------------
Oil & Gas Drilling -- 1.1%
    12,000   Core Laboratories N.V.+                                     270,750
    18,000   KN Energy, Inc.                                             894,375
    18,000   Stolt Comex Seaway, S.A.                                    229,500
     9,000   Stolt Comex Seaway, S.A. ADR, Class A Shares                 92,812


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                            1998 Annual Report to Shareholders

================================================================================
Schedules of Investments (continued)                           October 31, 1998
================================================================================

                       AIM CAPITAL APPRECIATION PORTFOLIO

  SHARES                          SECURITY                               VALUE
================================================================================
Oil & Gas Drilling -- 1.1% (continued)
     9,000   Transocean Offshore Inc.                                 $  332,438
    56,900   Varco International, Inc.+                                  615,231
--------------------------------------------------------------------------------
                                                                       2,435,106
--------------------------------------------------------------------------------
Pharmaceuticals -- 3.5%
     4,700   Alpharma Inc., Class A Shares                               130,131
    20,500   ALZA Corp.+                                                 981,438
    17,300   Biogen, Inc.+                                             1,202,350
    26,100   Elan Corp. PLC ADR+                                       1,828,631
    12,000   Forest Laboratories, Inc.+                                  501,750
    44,300   Mylan Laboratories Inc.                                   1,525,581
    17,200   Quintiles Transnational Corp.+                              778,300
    15,700   Watson Pharmaceuticals, Inc.+                               873,312
--------------------------------------------------------------------------------
                                                                       7,821,493
--------------------------------------------------------------------------------
Restaurants -- 1.3%
    35,000   Brinker International, Inc.+                                846,563
    20,000   Outback Steakhouse, Inc.+                                   692,500
    18,400   Starbucks Corp.+                                            798,100
    13,000   Tricon Global Restaurants, Inc.                             565,500
--------------------------------------------------------------------------------
                                                                       2,902,663
--------------------------------------------------------------------------------
Retail -- 9.1%
    12,900   Abercrombie & Fitch Co., Inc., Class A Shares               511,969
    48,600   Bed Bath & Beyond Inc.+                                   1,339,537
     8,000   Best Buy Co., Inc.+                                         384,000
     6,300   Central Garden & Pet Co.+                                   124,425
    16,500   Consolidated Stores Corp.                                   271,219
    14,200   Dayton Hudson Corp.                                         601,725
    17,306   Dollar General Corp.                                        413,181
    31,975   Dollar Tree Stores, Inc.+                                 1,233,036
    34,500   Family Dollar Stores, Inc.                                  625,312
    29,700   Fred Meyer, Inc.                                          1,583,381
    15,150   The Gap, Inc.                                               910,894
     7,200   The Home Depot, Inc.                                        313,200
    19,700   Jones Apparel Group, Inc.+                                  339,825
    19,700   Kohl's Corp.+                                               941,906
    38,100   The Kroger Co.+                                           2,114,550
    32,200   Lowe's Cos., Inc.                                         1,084,738
    29,475   The Mens Warehouse Inc.+                                    714,769
    16,300   Michaels Stores, Inc.+                                      326,000
    17,600   Nautica Enterprises, Inc.+                                  364,100
    32,100   Rexall Sundown, Inc.+                                       575,794
    38,550   Rite Aid Corp.                                            1,529,953
     9,200   Ross Stores, Inc.                                           299,000


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    15

================================================================================
Schedules of Investments (continued)                           October 31, 1998
================================================================================

                       AIM CAPITAL APPRECIATION PORTFOLIO

  SHARES                          SECURITY                               VALUE
================================================================================
Retail -- 9.1% (continued)
    21,800   Safeway Inc.+                                           $ 1,042,313
    13,400   Saks Holdings, Inc.                                         304,850
    21,500   Tandy Corp.                                               1,065,594
    41,200   The TJX Cos., Inc.                                          780,225
     4,500   Tommy Hilfiger Corp.+                                       208,969
    16,400   Williams-Sonoma, Inc.+                                      446,900
--------------------------------------------------------------------------------
                                                                      20,451,365
--------------------------------------------------------------------------------
Telecommunications -- 2.3%
    26,200   Century Telephone Enterprises, Inc.                       1,488,487
    16,200   Cincinnati Bell Inc.                                        420,188
    14,800   Clear Channel Communications, Inc.+                         674,325
    23,200   Comcast Corp., Class A Shares                             1,145,500
    19,000   Global Telesystems Group, Inc.                              761,187
    21,500   Univision Communications Inc., Class A Shares               634,250
--------------------------------------------------------------------------------
                                                                       5,123,937
--------------------------------------------------------------------------------
Telecommunications Equipment -- 2.0%
    13,200   Comverse Technology, Inc.+                                  607,200
     8,500   ECI Telecommunications Ltd.                                 281,562
    35,000   General Instrument Corp.+                                   899,062
    24,700   Nokia Corp. ADR                                           2,298,644
     7,800   Tellabs Inc.+                                               429,000
--------------------------------------------------------------------------------
                                                                       4,515,468
--------------------------------------------------------------------------------
Transportation - Miscellaneous -- 0.3%
    20,500   Kansas City Southern Industries, Inc.                       791,813
--------------------------------------------------------------------------------
Utilities -- 0.3%
    16,400   AES Corp.                                                   671,375
--------------------------------------------------------------------------------
Waste Management -- 1.5%
    42,740   Allied Waste Industries Inc.                                924,252
    20,000   Republic Services Inc., Class A Shares                      437,500
    44,477   Waste Management Inc.                                     2,007,025
--------------------------------------------------------------------------------
                                                                       3,368,777
--------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost -- $167,290,267)                                  201,075,164
================================================================================
WARRANTS -- 0.0%
    19,200   Golden State Bancorp Inc., Expire 1/1/01+
             (Cost -- $108,157)                                           93,600
================================================================================


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                            1998 Annual Report to Shareholders

================================================================================
Schedules of Investments (continued)                           October 31, 1998
================================================================================

                       AIM CAPITAL APPRECIATION PORTFOLIO
  FACE
 AMOUNT                           SECURITY                               VALUE
================================================================================
CONVERTIBLE BOND -- 0.2%
$  150,000   EMC Corp., 3.250% due 3/15/02
             (Cost -- $203,143)                                     $    435,750
================================================================================
             SUB-TOTAL INVESTMENTS
             (Cost -- $167,601,567)                                  201,604,514
================================================================================
SHORT-TERM INVESTMENTS -- 10.5%
15,000,000   Federal Home Loan Bank Discount Note,
                5.400% due 11/2/98                                    14,995,500
 8,755,000   State Street Bank Trust Co. Euro Time Deposit,
                5.625% due 11/2/98                                     8,755,000
--------------------------------------------------------------------------------
             TOTAL SHORT-TERM INVESTMENTS
             (Cost -- $23,750,500)                                    23,750,500
================================================================================
             TOTAL INVESTMENTS -- 100%
             (Cost -- $191,352,067*)                                $225,355,014
================================================================================
+    Non-income producing security.
*    Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    17

================================================================================
Schedules of Investments (continued)                           October 31, 1998
================================================================================

               SMITH BARNEY LARGE CAPITALIZATION GROWTH PORTFOLIO

  SHARES                          SECURITY                               VALUE
================================================================================
COMMON STOCK -- 87.3%
Capital Goods -- 2.6%
     6,715   General Electric Co.                                     $  587,562
--------------------------------------------------------------------------------
Computer Software -- 8.5%
     7,685   America Online, Inc.                                        976,475
     4,485   Microsoft Corp.                                             474,849
    20,130   Netscape Communications Corp.+                              431,537
--------------------------------------------------------------------------------
                                                                       1,882,861
--------------------------------------------------------------------------------
Consumer Cyclicals -- 5.8%
    13,085   The Home Depot, Inc.                                        569,197
     3,420   McDonald's Corp.                                            228,712
    18,300   The Walt Disney Co.                                         492,956
--------------------------------------------------------------------------------
                                                                       1,290,865
--------------------------------------------------------------------------------
Consumer Staples -- 16.1%
    15,190   Avon Products, Inc.                                         602,853
    14,825   The Coca-Cola Co.                                         1,002,541
    14,735   Gillette Co.                                                662,154
     6,315   PepsiCo, Inc.                                               213,131
     5,675   The Procter & Gamble Co.                                    504,366
     7,265   Wm. Wrigley Jr. Co.                                         588,011
--------------------------------------------------------------------------------
                                                                       3,573,056
--------------------------------------------------------------------------------
Energy -- 0.9%
     3,845   Schlumberger Ltd.                                           201,863
--------------------------------------------------------------------------------
Financial Services -- 20.1%
     3,522   American International Group Inc.                           300,251
     1,920   BankAmerica Corp.                                           110,280
     7,595   Fannie Mae                                                  537,821
     2,890   General Re Corp                                             634,897
    23,040   Household International, Inc.                               842,400
     8,600   Merrill Lynch & Co., Inc.                                   509,550
     8,965   Morgan Stanley Dean Witter & Co.                            580,484
     2,600   Wells Fargo Co.                                             962,000
--------------------------------------------------------------------------------
                                                                       4,477,683
--------------------------------------------------------------------------------
Health Care -- 12.3%
     8,875   Amgen Inc.+                                                 697,242
     8,325   Eli Lilly & Co.                                             673,805
     2,745   Johnson & Johnson                                           223,717


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
18                                            1998 Annual Report to Shareholders

================================================================================
Schedules of Investments (continued)                           October 31, 1998
================================================================================

               SMITH BARNEY LARGE CAPITALIZATION GROWTH PORTFOLIO

  SHARES                          SECURITY                               VALUE
================================================================================
Health Care -- 12.3% (continued)
     1,830   Merk & Co., Inc.                                        $   247,507
     3,750   Pfizer Inc.                                                 402,422
     6,315   Warner-Lambert Co.                                          494,938
--------------------------------------------------------------------------------
                                                                       2,739,631
--------------------------------------------------------------------------------
Technology -- 21.0%
     5,487   Cisco Systems, Inc.                                         345,681
    20,865   Compaq Computer Corp.                                       659,856
    11,440   Intel Corp.                                               1,020,305
     7,775   Lucent Technologies Inc.                                    623,458
     7,960   Motorola, Inc.                                              413,920
    16,470   Texas Instruments Inc.                                    1,053,051
    12,720   Xilinx, Inc.+                                               568,028
--------------------------------------------------------------------------------
                                                                       4,684,299
--------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost -- $18,534,727)                                    19,437,820
================================================================================

   FACE
  AMOUNT                           SECURITY                               VALUE
================================================================================
REPURCHASE AGREEMENT -- 12.7%
$2,825,000   Chase Securities Inc., 5.25% due 11/2/98;
             Proceeds at maturity -- $2,826,236;
             (Fully collateralized by U.S. Treasury Notes,
             5.75% due 4/30/03; Market value -- $2,886,100)
             (Cost -- $2,825,000)                                      2,825,000
================================================================================
             TOTAL INVESTMENTS -- 100%
             (Cost -- $21,359,727*)                                  $22,262,820
================================================================================

+    Non-income producing security.
*    Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    19

=================================================================================
Statements of Assets and Liabilities                            October 31, 1998
=================================================================================

                                                                  Smith Barney
                                                  AIM Capital        Large
                                                 Appreciation     Capitalization
                                                   Portfolio     Growth Portfolio
=================================================================================
ASSETS:
  Investments, at value
    (Cost -- $167,601,567 and $18,534,727)        $ 201,604,514    $  19,437,820
  Short-term investments, at value
    (Cost -- $23,750,500 and $2,825,000)             23,750,500        2,825,000
  Cash                                                   10,102              880
  Receivable for securities sold                      2,310,976               --
  Receivable for Fund shares sold                     1,738,158          205,847
  Dividends and interest receivable                      34,560           11,461
  Receivable from Manager                                13,456            5,873
---------------------------------------------------------------------------------
  Total Assets                                      229,462,266       22,486,881
---------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                    3,388,068        1,674,392
  Management fee payable                                146,572               --
  Accrued expenses                                       65,475           25,566
---------------------------------------------------------------------------------
  Total Liabilities                                   3,600,115        1,699,958
---------------------------------------------------------------------------------
Total Net Assets                                  $ 225,862,151    $  20,786,923
=================================================================================
NET ASSETS:
  Par value of capital shares                     $         183    $          21
  Capital paid in excess of par value               201,626,897       19,885,850
  Undistributed net investment income                        --           17,597
  Accumulated net realized loss from security
    transactions, options and futures contracts      (9,767,876)         (19,638)
  Net unrealized appreciation of investments         34,002,947          903,093
---------------------------------------------------------------------------------
Total Net Assets                                  $ 225,862,151    $  20,786,923
=================================================================================
Shares Outstanding                                   18,346,306        2,100,720
---------------------------------------------------------------------------------
Net Asset Value                                          $12.31            $9.90
---------------------------------------------------------------------------------


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
20                                            1998 Annual Report to Shareholders

======================================================================================
Statements of Operations                           For the Year Ended October 31, 1998
======================================================================================

                                                                     Smith Barney
                                                     AIM Capital         Large
                                                    Appreciation     Capitalization
                                                      Portfolio    Growth Portfolio(a)
======================================================================================
INVESTMENT INCOME:
  Interest                                          $  1,150,976       $     23,621
  Dividends                                              609,340             26,996
--------------------------------------------------------------------------------------
  Total Investment Income                              1,760,316             50,617
--------------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                             1,783,860             25,610
  Shareholder communications                              57,536              6,000
  Audit and legal                                         20,904             16,900
  Custody                                                 17,790              4,285
  Directors' fees                                          8,436              1,488
  System servicing fees                                    6,181              3,758
  Other                                                    2,608                500
--------------------------------------------------------------------------------------
  Total Expenses                                       1,897,315             58,541
  Less: Management fee waiver (Note 2)                        --            (25,521)
--------------------------------------------------------------------------------------
  Net Expenses                                         1,897,315             33,020
--------------------------------------------------------------------------------------
Net Investment Income (Loss)                            (136,999)            17,597
--------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS, FUTURES CONTRACTS
AND OPTIONS (NOTES 3, 6 AND 7):
  Realized Gain (Loss) From:
    Security transactions (excluding
      short-term securities)                          (8,250,975)           (19,638)
    Options written                                        2,351                 --
    Futures contracts                                   (129,174)                --
--------------------------------------------------------------------------------------
  Net Realized Loss                                   (8,377,798)           (19,638)
--------------------------------------------------------------------------------------
  Changes in Net Unrealized Appreciation
  of Investments:
    Beginning of year                                 32,885,817                 --
    End of year                                       34,002,947            903,093
--------------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation              1,117,130            903,093
--------------------------------------------------------------------------------------
Net Gain (Loss) on Investments,
  Futures Contracts and Options                       (7,260,668)           883,455
--------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets From Operations   $ (7,397,667)      $    901,052
======================================================================================

(a) For the period from May 1, 1998 (commencement of operations) to October 31, 1998.


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    21

====================================================================================
Statements of Changes in Net Assets
====================================================================================

                                                      For the Years Ended October 31,
AIM Capital Appreciation Portfolio                          1998             1997
====================================================================================
OPERATIONS:
  Net investment income (loss)                        $    (136,999)   $     323,723
  Net realized gain (loss)                               (8,377,798)       2,801,386
  Increase in net unrealized appreciation                 1,117,130       22,640,331
------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations      (7,397,667)      25,765,440
------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                    (323,315)        (128,125)
------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                          (323,315)        (128,125)
------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                       64,713,956       66,474,952
  Net asset value of shares issued
    for reinvestment of dividends                           323,315          128,125
  Cost of shares reacquired                             (34,299,732)      (2,299,468)
------------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                              30,737,539       64,303,609
------------------------------------------------------------------------------------
Increase in Net Assets                                   23,016,557       89,940,924

NET ASSETS:
  Beginning of year                                     202,845,594      112,904,670
------------------------------------------------------------------------------------
  End of year*                                        $ 225,862,151    $ 202,845,594
====================================================================================
* Includes undistributed net investment income of:               --         $322,959
====================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
22                                            1998 Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets (continued)
================================================================================

For the Period Ended October 31,

Smith Barney Large Capitalization Growth Portfolio                      1998(a)
================================================================================
OPERATIONS:
  Net investment income                                                 $17,597
  Net realized loss                                                     (19,638)
  Increase in net unrealized appreciation                               903,093
-------------------------------------------------------------------------------
  Increase in Net Assets From Operations                                901,052
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                      --
  Net realized gains                                                         --
-------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to Shareholders                  --
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                                   19,937,850
  Cost of shares reacquired                                             (51,979)
-------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share Transactions                19,885,871
-------------------------------------------------------------------------------
Increase in Net Assets                                               20,786,923

NET ASSETS:
  Beginning of period                                                        --
-------------------------------------------------------------------------------
  End of period                                                     $20,786,923
===============================================================================
* Includes undistributed net investment income of:                      $17,597
===============================================================================

(a) For the period from May 1, 1998 (commencement of operations) to October 31, 1998.


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    23

================================================================================
Notes to Financial Statements
================================================================================

1.   Significant Accounting Policies

The AIM Capital Appreciation Portfolio and Smith Barney Large Capitalization Growth Fund ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these portfolios and eleven other separate investment portfolios: Smith Barney Large Cap Value (formerly known as Smith Barney Income and Growth Portfolio), Alliance Growth, Van Kampen American Capital Enterprise, Smith Barney International Equity, Smith Barney Pacific Basin, TBC Managed Income, Putnam Diversified Income, GT Global Strategic Income, Smith Barney High Income, MFS Total Return and Smith Barney Money Market Portfolios. Shares of the Fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

The significant accounting policies followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between the bid and asked prices; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (e) interest income is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolios determines the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1998, reclassifications were made to the AIM Capital Appreciation Portfolio's capital accounts to reflect


--------------------------------------------------------------------------------
24                                            1998 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, for the AIM Capital Appreciation Portfolio, a portion of overdistributed net investment income amounting to $137,355 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Portfolios intend to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.   Management Agreement and Transactions with Affiliated Persons

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager of the Smith Barney Large Capitalization Growth Porfolio ("SBLCG"). SBLCG pays MMC a management fee calculated at an annual rate of 0.75% on the average daily net assets of the Portfolio. Travelers Investment Adviser, Inc. ("TIA"), an affiliate of MMC, acts as the investment manager of the AIM Capital Appreciation Portfolio ("AIMCAP"). AIMCAP pays TIA a management fee calculated at an annual rate of 0.80% on the average daily net assets of the Portfolio. These fees are calculated daily and paid monthly. MMC waived $25,521 of its management fees for the SBLCG for the period ended October 31, 1998.

TIA has also entered into a sub-advisory agreement with AIM Capital Management, Inc. ("AIM"). Pursuant to the sub-advisory agreement, AIM is responsible for the day-to-day portfolio operations and investment decisions and is compensated for such services at the annual rate of 0.375% of the Portfolio's average daily net assets. TIA pays this fee to AIM on a monthly basis.

TIA has also entered into a Sub-Administrative Services Agreement with MMC. TIA pays MMC, as sub-administrator, a fee calculated at an annual rate of 0.10% of the Portfolio's average daily net assets.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the primary broker for its portfolio agency transactions. During the period ended October 31, 1998, SSB did not receive any brokerage commissions.

All officers and one Director of the Fund are employees of SSB.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    25

================================================================================
Notes to Financial Statements (continued)
================================================================================

3.   Investments

During the period ended October 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                Smith Barney
                                             AIM Capital    Large Capitalization
                                            Appreciation           Growth
================================================================================
Purchases                                   $169,259,112        $18,640,554
--------------------------------------------------------------------------------
Sales                                        148,703,365             86,188
================================================================================

At October 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                Smith Barney
                                             AIM Capital    Large Capitalization
                                            Appreciation           Growth
===============================================================================
Gross unrealized appreciation               $43,634,249         $1,211,770
Gross unrealized depreciation                (9,631,302)          (308,677)
-------------------------------------------------------------------------------
Net unrealized appreciation                 $34,002,947         $  903,093
===============================================================================

4.   Capital Loss Carryforward

At October 31, 1998, the AIM Capital Appreciation and Smith Barney Large Capitalization Growth Portfolios had, for Federal income tax purposes, approximately $9,589,000 and $20,000, respectively of capital loss carryforwards available to offset any future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. Expiration occurs on October 31 of the years shown below:

                                               Total         2004         2006
================================================================================
AIM Capital Appreciation                    $9,589,000     $939,000   $8,650,000
--------------------------------------------------------------------------------
Smith Barney Large Capitalization Growth        20,000         --         20,000
================================================================================

5.   Lending of Portfolio Securities

Each Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are


--------------------------------------------------------------------------------
26                                            1998 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account.

At October 31, 1998, the Portfolios had no securities on loan.

6.   Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios basis in the contract.

The Portfolios enter into such contracts to hedge a portion of their portfolio. The Portfolios bear the market risk that arise from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 1998, the Portfolios had no open futures contracts.

7.   Options Contracts

When the Portfolios write a covered call option, an amount equal to the premium received by the Portfolios are recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain equal to the amount of the premium received. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When written index options are exercised, settlement is made in cash.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    27

================================================================================
Notes to Financial Statements (continued)
================================================================================

The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

The following covered call option transactions occurred in AIM Capital Appreciation Portfolio during the year ended October 31, 1998:

                                                       Number of
                                                       Contracts        Premiums
================================================================================
Options written, outstanding at October 31, 1997           0            $    0
Options written during the year ended October 31, 1998    18             3,305
Options cancelled in closing purchase transactions       (18)           (3,305)
-------------------------------------------------------------------------------
Options written, outstanding at October 31, 1998           0            $    0
================================================================================

The Portfolios had no open written covered call option contracts as of October 31, 1998.

8.   Capital Shares

At October 31, 1998, the Fund had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

Transactions in shares of each Portfolio were as follows:

                                                Year Ended         Year Ended
                                             October 31, 1998   October 31, 1997
================================================================================
AIM Capital Appreciation
Shares sold                                       5,060,116        5,684,968
Shares issued on reinvestment                        23,548           11,595
Shares redeemed                                  (2,728,617)        (196,083)
--------------------------------------------------------------------------------
Net Increase                                      2,355,047        5,500,480
================================================================================
Smith Barney Large Capitalization Growth*
Shares sold                                       2,105,804               --
Shares redeemed                                      (5,084)              --
--------------------------------------------------------------------------------
Net Increase                                      2,100,720               --
================================================================================

* For the period from May 1, 1998 (commencement of operations) to October 31, 1998.


--------------------------------------------------------------------------------
28                                            1998 Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of capital stock outstanding throughout each year ended October 31:

AIM Capital Appreciation Portfolio                1998            1997            1996(1)         1995(1)(2)
============================================================================================================
Net Asset Value, Beginning of Year               $12.68          $10.76          $10.00          $10.00
------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)(3)                 (0.01)           0.02            0.02            0.02
  Net realized and unrealized gain (loss)         (0.34)           1.91            0.75           (0.02)
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               (0.35)           1.93            0.77              --
------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.02)          (0.01)          (0.01)             --
------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.02)          (0.01)          (0.01)             --
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $12.31          $12.68          $10.76          $10.00
------------------------------------------------------------------------------------------------------------
Total Return                                      (2.79)%         17.96%           7.71%           0.00%++
------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $225,862        $202,846        $112,905          $8,083
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                                      0.85%           0.85%           0.96%           1.00%+
  Net investment income (loss)                    (0.06)           0.20            0.22            4.07+
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              75%             56%             44%              6%
============================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2) For the period from October 10, 1995 (commencement of operations) to October 31, 1995.
(3) The Manager waived all of its fees and reimbursed expenses of $13,456 for the period ended October 31, 1995. If such fees were not waived, the per share effect on net investment income would have been a decrease of $0.03 and the expense ratio would have been 5.95% (annualized).
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    29

================================================================================
Financial Highlights (continued)
================================================================================

For a share of capital stock outstanding throughout the period ended October 31:

Smith Barney Large Capitalization Growth Portfolio                     1998(1)
================================================================================
Net Asset Value, Beginning of Period                                  $10.00
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                                 0.01
  Net realized and unrealized loss                                     (0.11)*
--------------------------------------------------------------------------------
Total Loss From Operations                                             (0.10)
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                                   --
--------------------------------------------------------------------------------
Total Distributions                                                       --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $9.90
--------------------------------------------------------------------------------
Total Return++                                                         (1.00)%
--------------------------------------------------------------------------------
Net Assets, End of period (000s)                                     $20,787
--------------------------------------------------------------------------------
Ratios to Average Net Assets+:
  Expenses(2)                                                           1.00%
  Net investment income                                                 0.52
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                                    1%
================================================================================

(1) For the period from May 1, 1998 (commencement of operations) to October 31, 1998.
(2) The Manager waived all or part of its fees for the period ended October 31, 1998. If such fees were not waived, the per share effect on net investment income and the expense ratio would have been as follows:

                                Net Investment Income      Expense Ratio
                                 Per Share Decreases    Without Fee Waiver
                                ---------------------   ------------------
     1998                               $0.02                 1.77%+

* The amount shown may not be consistent with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares throughout the year.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


================================================================================
Tax Information (unaudited)
================================================================================

For Federal tax purposes the Fund hereby designates for the fiscal year ended October 31, 1998:

     o Percentage of ordinary dividends paid as qualifying for the corporate dividends received deduction:

          o    AIM Capital Appreciation Portfolio               99.89%


--------------------------------------------------------------------------------
30                                            1998 Annual Report to Shareholders

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Directors of
Travelers Series Fund Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the AIM Capital Appreciation Portfolio and Smith Barney Large Capitalization Growth Portfolio of Travelers Series Fund Inc. as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period from October 10, 1995 (commencement of operations) to October 31, 1995, with respect to the AIM Capital Appreciation Portfolio, and the statement of operations, and the statement of changes in net assets and financial highlights for the period from May 1, 1998 (commencement of operations) to October 31, 1998, with respect to the Smith Barney Large Capitalization Growth Portfolio. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    31

================================================================================
Independent Auditors' Report (continued)
================================================================================

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AIM Capital Appreciation Portfolio and Smith Barney Large Capitalization Growth Portfolio of Travelers Series Fund Inc. as of October 31, 1998, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the periods described above, in conformity with generally accepted accounting principles.


                                           /s/KPMG Peat Marwick LLP



New York, New York
December 18, 1998


--------------------------------------------------------------------------------
32                                            1998 Annual Report to Shareholders

================================================================================
Additional Shareholder Information (unaudited)
================================================================================

On February 20, 1998, a special meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

     1.   To elect Directors of the Fund; and

     2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

The results of the vote on Proposal 1 were as follows:

                             Shares Voted      Percentage          Shares Voted       Percentage
Name of Directors                For          Shares Voted           Against         Shares Voted
=================================================================================================
Victor K. Atkins           231,059,252.884       97.271%          6,481,382.874          2.729%
Abraham E. Cohen           231,294,945.547       97.371           6,245,690.211          2.629
Robert A. Frankel          230,999,179.846       97.246           6,541,455.912          2.754
Rainer Greeven             231,468,718.650       97.444           6,071,917.108          2.556
Susan M. Heilbron          231,485,321.942       97.451           6,055,313.816          2.549
Heath B. McLendon          231,463,894.239       97.442           6,076,741.519          2.558
James M. Shuart            231,410,828.580       97.419           6,129,807.178          2.581
=================================================================================================

Proposal 2 requested that shareholders approve certain changes to the fundamental investment policies of the Porfolios in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Portfolios. The following chart demonstrates that all proposals were approved by shareholders.

Please note that "M" indicates a modification of the policy; and "R" indicates the reclassification of the policy from fundamental (which would require shareholder approval to change) to non-fundamental (which can be changed by a vote of the Board of Directors).


================================================================================
  M Underwriting of Securities                                        Approved
--------------------------------------------------------------------------------
  M Lending by the Fund                                               Approved
--------------------------------------------------------------------------------
  M Real Estate                                                       Approved
--------------------------------------------------------------------------------
  R Exercising Control or Management                                  Approved
--------------------------------------------------------------------------------
  R Investments in Oil, Gas and Mineral Exploration                   Approved
--------------------------------------------------------------------------------
  M Industry Concentration                                            Approved
================================================================================

The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of the Porfolio on all proposals.

                      Percentage                      Percentage                      Percentage
  Shares Voted        of Shares      Shares Voted     of Shares           Shares      of Shares
       For              Voted          Against          Voted           Abstaining    Abstained
================================================================================================
 15,017,101.264        91.264%        261,443.305       1.589%        1,175,949.412    7.147%
================================================================================================


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    33

                                                     SalomonSmithBarney
                                                     ---------------------------
                                                     A member of citigroup[LOGO]


Directors                             Investment Managers
Victor K. Atkins                      Mutual Management Corp.
A.E. Cohen                            Travelers Investment Adviser, Inc.
Robert A. Frankel
Rainer Greeven                        Custodian
Susan M. Heilbron                     PNC Bank, N.A.
Heath B. McLendon, Chairman
                                      Annuity Administration
Officers                              Travelers Annuity I
Heath B. McLendon                     5 State House Square
President and                         1 Tower Square
Chief Executive Officer               Hartford, CT 06183

Lewis E. Daidone                      This report is submitted for the general
Senior Vice President                 information of the shareholders of the
and Treasurer                         Travelers Series Fund Inc. -- AIM
                                      Capital Appreciation and Smith Barney
Thomas M. Reynolds                    Large Capitalization Growth Portfolios.
Controller                            It is not authorized for distribution to
                                      prospective investors unless accompanied
Christina T. Sydor                    or preceded by a current Prospectus for
Secretary                             the Portfolios, which contains
                                      information concerning the Portfolios'
                                      investment policies and expenses as well as other pertinent information.

                                      Salomon Smith Barney is a service mark
                                      of Salomon Smith Barney Inc.

                                      Travelers Series Fund Inc.
                                      388 Greenwich Street, MF-2
                                      New York, New York 10013


                                      IN0794 12/98

[GRAPHIC]

Travelers Series Fund Inc.

MFS Total Return Portfolio

TBC Managed Income
Portfolio

Smith Barney Money
Market Portfolio

-------------
ANNUAL REPORT
-------------

October 31, 1998

[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day.(R)

Travelers Series
Fund Inc.

                                                               [PHOTO]
                                                               HEATH B. MCLENDON

                                                               Chairman

Dear Shareholder:

We are pleased to provide the annual report for the Travelers Series Fund Inc. - MFS Total Return Portfolio, TBC Managed Income Portfolio and Smith Barney Money Market Portfolio ("Portfolios") for the year ended October 31, 1998. For your convenience, we have summarized the period's prevailing economic and market conditions and outlined each Portfolio's investment strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow.

Portfolio Highlights
MFS Total Return Portfolio

The primary investment objective of the MFS Total Return Portfolio is to obtain above-average income (compared to a portfolio entirely invested in stocks) consistent with the prudent employment of capital. While current income is the primary objective, the Portfolio's managers believe there should also be a reasonable opportunity for growth of capital since many of the securities offering a better-than-average yield may also possess growth potential.

For the year ended October 31, 1998, the Portfolio provided a total return of 10.94%. This compares unfavorably to the 22.01% return for the Standard and Poor's 500 Composite Index ("S&P 500"), a popular, unmanaged index of common stock total return performance, and to the 11.28% return for the Lehman Brothers Government Corporate Bond Index, an unmanaged, market-value-weighted index of U.S. Treasury and government-agency securities (excluding mortgage-backed securities), and investment-grade domestic corporate debt. As a balanced fund, a large portion of the Portfolio's total assets are invested in both stocks and bonds. In addition, the Portfolio's managers can also purchase preferred stocks and convertible bonds, which in many cases, may provide similar returns to that of common stocks but with less risk.

The MFS Total Return Portfolio had a solid showing during the year under review as both the stock market and bond market provided positive returns. As a balanced fund, the managers typically have large positions in both stocks and bonds; however, stocks typically make up the majority of the Portfolio. Over the past 12 months, stocks (including convertible bonds and convertible preferreds)


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     1
made up between 53%-59% of the Portfolio while bonds and other short-term investments made up between 41%-47%.

In the Portfolio managers' opinion, the major influence on the world's markets during the past 12 months has been the turmoil in Asia and Eastern Europe. Many countries in these regions have been hit hard with currency devaluations and severe recessions. In turn, these problems have led to lower confidence in the developed nations of Western Europe and the United States. Despite the problems abroad, the U.S. economy was able to grow moderately in 1998, providing a solid foundation for many U.S. company stock prices.

During the past 12 months, the Portfolio had large weightings in the financial services, utilities, energy and healthcare industries. Financial company stocks did well in the early part of the period under review but trailed off over the past several months due to concerns over their earnings stability. Utility stocks did poorly in the early part of the reporting period but were strong performers over the past few months as investors sought out earnings stability.

The managers have positioned the Portfolio defensively as they expect continued market volatility and slowing U.S. economic growth. Their current weighting in stocks is roughly 55% of assets. Over time, the managers anticipate that weighting to be closer to 60%. However, because of challenging market conditions, the managers have had a difficult time finding value and expect better valuation opportunities in the months ahead. The managers are also taking a defensive stance with the make-up of the stock portion of the Portfolio. They have a large percentage invested in electric utility and telephone stocks that generally do better when the stock market is sluggish.

With respect to the bond portion of the Portfolio, the managers have maintained a duration close to six years for some time now. They believe interest rates are likely to be flat or lower over the next six months as the global economy continues to slow down.

While the managers are cautious near-term, they are optimistic about the long-term, especially for select U.S. companies. As previously noted, they anticipate getting their weighting in stocks back towards 60% as valuations become more compelling.

TBC Managed Income Portfolio

Please note that on Tuesday, November 24, 1998, the shareholders of the TBC Managed Income Portfolio of Travelers Series Fund Inc. voted to approve a new Management Agreement. Travelers Asset Management International Corporation ("TAMIC") will begin managing the Portfolio on December 1, 1998 and is replacing Travelers Investment Advisor Inc., the current manager and The


--------------------------------------------------------------------------------
2                                             1998 Annual Report to Shareholders

Boston Company Asset Management Inc., the sub-adviser. In addition, effective December 1, 1998, the TBC Managed Income Portfolio will change its name to Travelers Managed Income Portfolio.

For the year ended October 31, 1998, the TBC Managed Income Portfolio ("Portfolio") had a total return of 5.71% underperforming the total return of 9.34% for the Lehman Brothers Aggregate Bond Index, an unmanaged bond index made up of more than 5,900 issues of U.S. Treasurys and agencies, corporate bonds, mortgage-backed securities, and asset-backed securities.

The period under review has been one of the most volatile for the financial markets in recent memory. The Asian financial crisis was the catalyst that started the trend toward wider spreads that has dominated 1998 so far. The managers had already eliminated almost all of their exposure to Asia and Latin America by that time. During 1998, domestic corporate bond spreads slowly widened over the course of the year. However, the events of the last three months have completely overshadowed the first nine months of the Portfolio's fiscal year. The late August collapse of the Russian currency and debt markets, the Japanese economic recession and the spreading economic contagion to Latin America, all served as catalysts for a dramatic decline in bond yields. Fearing the impact a slowing global economy would have on U.S. economic activity, the Federal Reserve Board ("Fed") abandoned its neutral monetary policy by lowering the federal-funds rate 25 basis points to 5.25% in late September. On October 15, 1998, the Fed lowered rates again in a highly unusual move and noted its fears of a growing credit crunch. In particular, the lack of liquidity in the bond market was a key reason cited by the Fed for its interest rate cut.

The incredible demand for U.S. Treasurys drove yields down by roughly 1.50% for the year ended October 31, 1998. However, this higher demand caused other out-of-favor bond sectors to dramatically lag U.S. Treasurys. Corporate bonds suffered their worst relative performance this decade, as investors demanded sharply higher risk premiums to compensate for perceptions of heightened credit risk. The investment-grade corporate bond market underperformed comparable maturity U.S. Treasury securities by approximately 435 basis points. The high-yield sector lagged by more than 1200 basis points. Mortgage-backed bonds also performed poorly as falling interest rates increased the prepayment vulnerability of these types of securities.

The Portfolio's performance during its fiscal year was driven by its allocation in corporate bonds (both high-yield and investment-grade) and mortgage-backed securities. The managers began the year with 49% in corporate bonds, 25% in mortgage-backed securities, 3% in asset-backed securities, and 22% in U.S. Treasurys. During the year under review, their allocation to corporate bonds


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     3
dropped roughly by 11%, while their allocation to mortgage-backed securities increased roughly by 6%. The managers' allocation to asset-backed securities also rose roughly by 5% during this period.

The managers believe that the performance of the bond markets over the last few months has been driven primarily by a flight to quality and an unprecedented demand for liquidity. They do not believe that current valuations are representative of longer-term fundamentals. While they are cautious about the economy as we head toward 1999, the managers do not believe that the prospects for the U.S. economy are nearly as bad as current prices in the market may imply. In fact, the managers believe that these market conditions offer the opportunity to selectively add exposure to bonds that their research indicates may be mispriced.

Smith Barney Money Market Portfolio

The Smith Barney Money Market Portfolio seeks maximum current income and preservation of capital. Investors should be aware that their investment in the Portfolio is neither insured nor guaranteed by the U.S. government. The Portfolio will seek to maintain a stable net asset value of $1.00 per share; however, there is no assurance that it will be able to do so at all times.

The impact of negative global events in Russia, Japan and other Asian countries have finally reached the United States. Many U.S. financial institutions have suffered losses due to their Russian exposure and a widening spread on debt instruments in many emerging markets. The widening spread of debt instruments has even occurred among the "AA"-rated banks and brokerage firms and their future earnings remain in doubt. Moreover, the near default of a major hedge fund caused spreads to widen further as it began to unwind its portfolio.

Instability in the capital markets and the downturn in the U.S. stock market prompted the Fed to take a preemptive move and lower the federal-funds rate from 5.50% to 5.00%. The managers expected that the Fed needed to lower interest rates even more to avoid a credit crunch and possible recession. The major G-7 countries are closely monitoring the financial markets and global interest rate cuts have begun. In addition, the International Monetary Fund is also devising liquidity plans for emerging countries in Latin America and Asia to avoid funding disruptions as capital flows around the world become increasingly volatile.

The investment parameters for the Portfolio remain conservative. All the instruments in the Portfolio are currently rated "A1" or "P1." In addition, the Portfolio remains well diversified with 47 names that are highly rated such as General Electric and Ford Motor Credit. The Money Market Portfolio is 50% invested in banks and 50% in corporate bonds. Since the managers expect


--------------------------------------------------------------------------------
4                                             1998 Annual Report to Shareholders
interest rates to decline over the next several months, they have extended the Portfolio's average life from 30 to 40 days the past several months.

In closing, thank you for investing in the Travelers Series Fund Inc. - MFS Total Return, TBC Managed Income and Smith Barney Money Market Portfolios. We look forward to helping you pursue your investment goals in the years ahead.

Sincerely,

/s/Heath B. McLendon

Heath B. McLendon
Chairman

November 10, 1998


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     5

--------------------------------------------------------------------------------
                           MFS Total Return Portfolio
--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------
                         Net Asset Value
                      --------------------
                      Beginning     End of     Income    Capital Gains   Total
Year Ended             of Year       Year     Dividends  Distribution   Returns+
================================================================================
10/31/98               $15.31       $16.23      $0.28       $0.48       10.94%
--------------------------------------------------------------------------------
10/31/97                13.13        15.31       0.29        0.18       20.64
--------------------------------------------------------------------------------
10/31/96                11.53        13.13       0.27        0.08       17.16
--------------------------------------------------------------------------------
10/31/95                 9.98        11.53       0.05        0.00       16.12
--------------------------------------------------------------------------------
6/16/94* - 10/31/94     10.00         9.98       0.00        0.00       (0.20)++
================================================================================
Total                                           $0.89       $0.74
================================================================================

--------------------------------------------------------------------------------
                          TBC Managed Income Portfolio
--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------
                         Net Asset Value
                      --------------------
                      Beginning     End of     Income    Capital Gains   Total
Year Ended             of Year       Year     Dividends  Distribution   Returns+
================================================================================
10/31/98               $11.55       $11.65      $0.54       $0.02         5.71%
--------------------------------------------------------------------------------
10/31/97                11.06        11.55       0.49        0.00         9.19
--------------------------------------------------------------------------------
10/31/96                11.16        11.06       0.46        0.15         4.61
--------------------------------------------------------------------------------
10/31/95                10.04        11.16       0.13        0.00        12.68
--------------------------------------------------------------------------------
6/16/94* - 10/31/94     10.00        10.04       0.00        0.00         0.40++
================================================================================
Total                                           $1.62       $0.17
================================================================================
It is the Funds' policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns+
--------------------------------------------------------------------------------
                                                MFS Total        TBC Managed
                                                 Return            Income
                                                Portfolio         Portfolio
================================================================================
Year Ended 10/31/98                              10.94%             5.71%
--------------------------------------------------------------------------------
6/16/94* through 10/31/98                        14.62              7.39
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns+
--------------------------------------------------------------------------------
                                                MFS Total        TBC Managed
                                                 Return            Income
                                                Portfolio         Portfolio
================================================================================
6/16/94* through 10/31/98                        81.72%            36.61%
================================================================================
+ Assumes the reinvestment of all dividends and capital gains distributions at net asset value.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*     Commencement of operations.


--------------------------------------------------------------------------------
6                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                     Growth of $10,000 Invested in Shares of
                MFS Total Return Portfolio vs. S&P 500 Index and
                Lehman Brothers Government Corporate Bond Index+
--------------------------------------------------------------------------------
                            June 1994 -- October 1998


                           [LINE GRAPH APPEARS HERE]

                                                    Lehman Brothers
                  MFS Total                            Government
                   Return             S&P 500          Corporate
                  Portfolio            Index           Bond Index
                  ---------            -----           ----------
6/16/94            10,000             10,000             10,000
10/94               9,980             10,324             10,075
4/95               10,614             11,404             10,777
10/95              11,589             13,053             11,704
4/96               12,740             14,684             11,709
10/96              13,577             16,018             12,335
4/97               14,711             18,374             12,496
10/97              16,380             21,159             13,423
4/98               18,317             25,920             13,911
10/31/98           18,172             25,817             14,802

+ Hypothetical illustration of $10,000 invested in shares of the MFS Total Return Portfolio on June 16, 1994 (commencement of operations), assumes reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1998. The Standard & Poor's 500 Composite Stock Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Lehman Brothers Government/Corporate Bond Index is comprised of over 5,000 issues of U.S. Government Treasury and Agency securities and Corporate and Yankee securities. The indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     7

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                   Growth of $10,000 Invested in Shares of the
                        TBC Managed Income Portfolio vs.
                      Lehman Brothers Aggregate Bond Index+
--------------------------------------------------------------------------------
                            June 1994 -- October 1998


                           [LINE GRAPH APPEARS HERE]

                      TBC Managed         Lehman Brothers
                        Income               Aggregate
                       Portfolio             Bond Index
                       ---------             ----------
6/16/94                 10,000                 10,000
10/94                   10,040                 10,052
4/95                    10,533                 10,757
10/95                   11,313                 11,626
4/96                    11,289                 11,687
10/96                   11,835                 12,305
4/97                    12,084                 12,515
10/97                   12,923                 13,399
4/98                    13,438                 13,880
10/31/98                13,661                 14,651


+ Hypothetical illustration of $10,000 invested in shares of the TBC Managed Income Portfolio on June 16, 1994 (commencement of operations), assumes reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1998. The Lehman Brothers Aggregate Bond Index is comprised of over 6,500 issues of U.S. Treasury and Agency securities, Corporate Bonds and Mortgage-Backed securities. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.


--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments                                        October 31, 1998
--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO

   SHARES               SECURITY                                                    VALUE
============================================================================================
COMMON STOCK -- 51.0%
Aerospace -- 2.5%
      39,400            General Dynamics Corp.                                   $ 2,331,987
      29,300            Lockheed Martin Corp.                                      3,263,288
      18,706            Raytheon Co., Class A Shares                               1,047,536
      26,900            Raytheon Co., Class B Shares                               1,561,881
      49,200            TRW Inc.                                                   2,801,325
       3,500            United Technologies Corp.                                    333,375
--------------------------------------------------------------------------------------------
                                                                                  11,339,392
--------------------------------------------------------------------------------------------
Automotive -- 0.7%
      10,600            Ford Motor Co.                                               575,050
      12,400            Lear Corp.                                                   398,350
      97,000            Volvo Aktiebolaget, ADR                                    2,121,875
--------------------------------------------------------------------------------------------
                                                                                   3,095,275
--------------------------------------------------------------------------------------------
Banks & Credit Companies -- 1.9%
      13,700            Bank of New York Co., Inc.                                   432,406
      71,800            National City Corp.                                        4,617,638
      60,000            Norwest Corp.                                              2,231,250
      15,100            PNC Bank Corp.                                               755,000
      15,500            Washington Mutual Bank                                       580,281
--------------------------------------------------------------------------------------------
                                                                                   8,616,575
--------------------------------------------------------------------------------------------
Business Machines -- 1.4%
      42,300            International Business Machines Corp.                      6,278,906
--------------------------------------------------------------------------------------------
Business Services -- 0.4%
      22,300            CVS Trust Automatic Common Exchange Securities             1,917,800
--------------------------------------------------------------------------------------------
Cellular Phones -- 0.2%
      18,600            Telephone Data Systems Inc.                                  741,675
--------------------------------------------------------------------------------------------
Communication Services -- 4.1%
      57,200            American Telephone & Telegraph Corp.                       3,560,700
      44,800            Bell Atlantic Corp.                                        2,380,000
      95,700            GTE Corp.                                                  5,616,394
      80,624            SBC Communications Inc.                                    3,733,899
      47,700            Sprint Corp.                                               3,660,975
--------------------------------------------------------------------------------------------
                                                                                  18,951,968
--------------------------------------------------------------------------------------------
Computer Software - Systems -- 0.2%
      42,700            Alcatel Alsthom, ADR                                         939,400
--------------------------------------------------------------------------------------------
Conglomerates -- 1.2%
     128,400            Allied Signal Inc.                                         4,999,575
      12,500            Tyco International Ltd.                                      774,219
--------------------------------------------------------------------------------------------
                                                                                   5,773,794
--------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     9

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1998
--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO

   SHARES               SECURITY                                                    VALUE
============================================================================================
Consumer Goods & Services -- 2.1%
      56,900            Kimberly-Clark Corp.                                     $ 2,745,425
      83,400            Philip Morris Cos. Inc.                                    4,263,825
      76,900            Rubbermaid Inc.                                            2,552,119
--------------------------------------------------------------------------------------------
                                                                                   9,561,369
--------------------------------------------------------------------------------------------
Electrical Equipment - Utilities -- 1.1%
      41,900            Emerson Electric Co.                                       2,765,400
       9,700            General Electric Co.                                         848,750
      38,500            Hubbell Inc., Class B Shares                               1,535,187
--------------------------------------------------------------------------------------------
                                                                                   5,149,337
--------------------------------------------------------------------------------------------
Electronics -- 0.3%
      24,423            AMP Inc.                                                   1,002,869
      15,000            Analog Devices Inc.+                                         298,125
--------------------------------------------------------------------------------------------
                                                                                   1,300,994
--------------------------------------------------------------------------------------------
Entertainment -- 1.5%
      43,800            Time Warner Inc.                                           4,065,188
      49,600            Viacom Inc.+                                               2,969,800
--------------------------------------------------------------------------------------------
                                                                                   7,034,988
--------------------------------------------------------------------------------------------
Financial Institutions -- 2.4%
      62,900            A.G. Edwards Inc.                                          2,173,981
      37,700            American Express Co.                                       3,331,738
      28,895            Associates First Capital Corp.                             2,037,097
      61,100            Federal Home Loan Mortgage Corp.                           3,513,250
         100            Federated Investors, Inc.                                      1,794
--------------------------------------------------------------------------------------------
                                                                                  11,057,860
--------------------------------------------------------------------------------------------
Food & Beverages -- 1.8%
     193,825            Archer-Daniels-Midland Co.                                 3,234,455
      23,300            General Mills Inc.                                         1,712,550
      27,800            Hershey Foods Corp.                                        1,885,187
      25,000            Hormel Foods Corp.                                           814,062
      29,600            McCormick & Co., Inc.                                        919,450
--------------------------------------------------------------------------------------------
                                                                                   8,565,704
--------------------------------------------------------------------------------------------
Forest & Paper Products -- 0.9%
      42,000            Champion International Corp.                               1,341,375
      57,800            Weyerhaeuser Co.                                           2,705,763
--------------------------------------------------------------------------------------------
                                                                                   4,047,138
--------------------------------------------------------------------------------------------
Health Care -- 3.4%
      36,900            American Home Products Corp.                               1,798,875
           1            Astra AB, ADR                                                     16
      11,900            Baxter International Inc.                                    713,256

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1998
--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO

   SHARES               SECURITY                                                    VALUE
============================================================================================
Health Care -- 3.4% (continued)
      29,500            Bristol-Myers Squibb Co.                                 $ 3,261,594
     137,000            Columbia HCA Healthcare                                    2,877,000
      55,300            Glaxo Holdings PLC                                         3,442,425
      41,100            Smithkline Beecham, ADR                                    2,620,125
      26,800            United Healthcare Corp.                                    1,167,475
--------------------------------------------------------------------------------------------
                                                                                  15,880,766
--------------------------------------------------------------------------------------------
Insurance -- 4.5%
      60,600            Chubb Corp.                                                3,726,900
       6,700            Cigna Corp.                                                  488,681
      74,700            The Equitable Cos., Inc.                                   3,660,300
      32,250            Jefferson-Pilot Corp.                                      1,959,188
      41,800            Lincoln National Corp.                                     3,171,575
       5,500            Progressive Corp. - Ohio                                     809,875
      28,500            Provident Co.                                                828,281
      64,900            Torchmark Corp.                                            2,839,375
      33,000            Transamerica Corp.                                         3,432,000
--------------------------------------------------------------------------------------------
                                                                                  20,916,175
--------------------------------------------------------------------------------------------
Metals & Minerals -- 0.4%
      21,900            Aluminum Co. of America                                    1,735,575
--------------------------------------------------------------------------------------------
Oil Production -- 6.3%
      40,000            Amoco Corp.                                                2,245,000
       3,300            Atlantic Richfield Co.                                       227,287
      69,385            British Petroleum Co. PLC, ADR                             6,136,236
     138,800            Coastal Corp.                                              4,892,700
      60,000            Conoco Inc., Class A Shares+                               1,492,500
      31,300            Exxon Corp.                                                2,230,125
      26,600            Mobil Corp.                                                2,013,288
      39,600            Royal Dutch Petroleum Co., ADR                             1,950,300
      32,400            Schlumberger Ltd.                                          1,701,000
      55,300            Texaco Inc.                                                3,279,981
      60,800            Unocal Corp.                                               2,063,400
      31,200            USX-Marathon Group Inc.                                    1,019,850
--------------------------------------------------------------------------------------------
                                                                                  29,251,667
--------------------------------------------------------------------------------------------
Photographic Products -- 0.7%
      41,200            Eastman Kodak Co.                                          3,193,000
--------------------------------------------------------------------------------------------
Pollution Control -- 0.5%
      71,300            Browning-Ferris Industries Inc.                            2,526,694
--------------------------------------------------------------------------------------------
Printing & Publishing -- 0.8%
      38,300            Gannett Co., Inc.                                          2,369,812
      52,200            New York Times Co., Class A Shares                         1,474,650
--------------------------------------------------------------------------------------------
                                                                                   3,844,462
--------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    11

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1998
--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO

   SHARES               SECURITY                                                    VALUE
============================================================================================
Railroads -- 0.7%
      30,300            Canadian National Railway Co.                            $ 1,528,256
      52,500            Norfolk Southern Corp.                                     1,729,219
--------------------------------------------------------------------------------------------
                                                                                   3,257,475
--------------------------------------------------------------------------------------------
Real Estate -- 0.7%
      18,400            Arden Realty Group Inc.                                      397,900
      16,000            Boston Properties Inc.                                       456,000
      11,700            Hospitality Properties Trust Corp.                           310,050
      28,700            Prime Group Realty Trust                                     460,994
      48,000            Trinet Corporate Realty Trust, Inc.                        1,380,000
--------------------------------------------------------------------------------------------
                                                                                   3,004,944
--------------------------------------------------------------------------------------------
Retail -- 1.6%
      50,200            American Stores Co.                                        1,634,638
      26,600            Dayton Hudson Corp.                                        1,127,175
      15,000            J.C. Penney & Co. Inc.                                       712,500
      75,100            Rite Aid Corp.                                             2,980,531
      18,000            Sears, Roebuck & Co.                                         808,875
--------------------------------------------------------------------------------------------
                                                                                   7,263,719
--------------------------------------------------------------------------------------------
Special Products & Services -- 0.8%
      22,100            Illinois Tool Works Inc.                                   1,417,163
      28,100            McDonalds Corp.                                            1,879,188
       3,000            Xerox Corp.                                                  290,625
--------------------------------------------------------------------------------------------
                                                                                   3,586,976
--------------------------------------------------------------------------------------------
Supermarkets -- 1.4%
      28,100            Albertsons, Inc.                                           1,561,306
      50,700            Fred Meyer Inc.                                            2,702,944
      48,300            Safeway Inc.                                               2,309,344
--------------------------------------------------------------------------------------------
                                                                                   6,573,594
--------------------------------------------------------------------------------------------
Utilities - Electric -- 4.6%
      76,000            Carolina Power & Light Co.                                 3,486,500
      54,400            Cinergy Corp.                                              1,876,800
      21,000            CMS Energy Corp.                                             925,312
      73,200            DPL Inc.                                                   1,386,225
      48,600            GPU Inc.                                                   2,095,875
      43,600            New Century Energies Inc.                                  2,106,425
      51,000            PacifiCorp                                                   972,187
      62,100            Pinnacle West Capital Co.                                  2,720,756
      60,600            Sempra Energy                                              1,575,600
      29,000            Sierra Pacific Resources                                   1,056,687
      89,800            Southern Co.                                               2,531,238
      19,500            Texas Utilities Co.                                          853,125
--------------------------------------------------------------------------------------------
                                                                                  21,586,730
--------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1998
--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO

   SHARES               SECURITY                                                    VALUE
============================================================================================
Utilities - Gas -- 1.9%
      51,800            Columbia Energy Group                                    $ 2,997,925
      42,900            Eastern Enterprises                                        1,761,581
      43,000            Keyspan Energy Corp.                                       1,284,625
      24,400            National Fuel Gas Co.                                      1,152,900
      52,000            UGI Corp.                                                  1,189,500
       8,000            Williams Cos., Inc.                                          219,500
--------------------------------------------------------------------------------------------
                                                                                   8,606,031
--------------------------------------------------------------------------------------------
                        TOTAL COMMON STOCK
                        (Cost -- $218,943,813)                                   235,599,983
============================================================================================
CONVERTIBLE PREFERRED STOCK -- 1.7%
Banks -- 0.2%
       7,400            McKesson Corp., 5.000%                                       788,100
--------------------------------------------------------------------------------------------
Consumer Goods & Services -- 0.4%
      31,000            Newell Financial Trust, 5.250%                             1,654,625
--------------------------------------------------------------------------------------------
Insurance -- 0.4%
      64,200            Lincoln National Corp., 7.750%                             1,588,950
--------------------------------------------------------------------------------------------
Medical & Health Technology & Services -- 0.1%
       6,000            McKesson Financing Trust, 5.000%                             634,500
--------------------------------------------------------------------------------------------
Telecommunications -- 0.3%
      28,400            MediaOne Group Inc., Premium Income
                          Exchangeable Securities                                  1,530,050
--------------------------------------------------------------------------------------------
Utilities - Electric -- 0.3%
      25,500            Texas Utilities Co., 9.250%                                1,437,563
--------------------------------------------------------------------------------------------
                        TOTAL CONVERTIBLE PREFERRED STOCK
                        (Cost -- $7,354,620)                                       7,633,788
============================================================================================
PREFERRED STOCK -- 0.2%
Consumer Goods & Services -- 0.1%
       9,500            Newell Financial Trust, 5.250%                               507,062
--------------------------------------------------------------------------------------------
Printing & Publishing -- 0.1%
         400            NB Capital Corp., 8.350%                                     422,000
--------------------------------------------------------------------------------------------
                        TOTAL PREFERRED STOCK
                        (Cost -- $918,324)                                           929,062
============================================================================================
FOREIGN COMMON STOCK -- 1.8%
Netherlands -- 1.0%
      33,800            Akzo Nobel NV                                              1,313,851
      69,221            ING Groep NV                                               3,350,419
--------------------------------------------------------------------------------------------
                                                                                   4,664,270
--------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    13

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1998
--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO

   SHARES               SECURITY                                                    VALUE
============================================================================================
Switzerland -- 0.7%
       1,520            Nestle AG                                                 $3,232,609
--------------------------------------------------------------------------------------------
United Kingdom -- 0.1%
      22,392            Diageo PLC                                                   241,875
--------------------------------------------------------------------------------------------
                        TOTAL FOREIGN COMMON STOCK
                        (Cost -- $9,004,435)                                       8,138,754
============================================================================================
    FACE
   AMOUNT     RATING(a)       SECURITY                                              VALUE
============================================================================================
CORPORATE BONDS -- 18.2%
Airlines -- 0.6%
                        Continental Airlines Inc.:
$    500,000    BB-        9.500% due 12/15/01                                       522,500
     381,645    BBB+       9.500% due 10/15/13                                       426,947
      94,892    BBB-       10.220% due 7/2/14                                        114,535
     150,000    AA+        6.648% due 3/15/19                                        148,305
                        Jet Equipment Trust:
     250,000    A2*        9.410% due 6/15/10++                                      300,656
     187,663    A+         8.640% due 11/1/12                                        210,577
     300,000    BBB-       11.440% due 11/1/14                                       383,850
     100,000    BBB        10.690% due 5/1/15                                        124,140
                        Northwest Airlines Inc.:
     535,000    BB         7.625% due 3/15/05                                        500,894
     205,000    BB         8.700% due 3/15/07                                        200,131
--------------------------------------------------------------------------------------------
                                                                                   2,932,535
--------------------------------------------------------------------------------------------
Apparel -- 0.1%
     280,000    BBB+    Jones Apparel Group, Inc., 6.250% due 10/1/01                281,050
--------------------------------------------------------------------------------------------
Automotive -- 0.3%
                        Federal-Mogul:
     500,000    BB+        7.500% due 7/1/04                                         527,500
     175,000    BB+        7.750% due 7/1/06                                         177,406
     425,000    A       Ford Motor Co., 8.900% due 1/15/32                           541,875
--------------------------------------------------------------------------------------------
                                                                                   1,246,781
--------------------------------------------------------------------------------------------
Bank/Finance -- 3.1%
     200,000    BBB+    BCI U.S. Funding Corp., 8.010% due 12/29/49                  168,940
     550,000    BBB-    Capital One Bank, 6.700% due 5/15/08                         525,250
     400,000    BB+     Capital One Financial Corp., 7.250% due 12/1/03              421,000
     400,000    BB      Colonial Capital II, 8.920% due 1/15/27                      458,000
   1,370,000    B+      Contifinancial Corp. 7.500% due 3/15/02                      876,800
     310,000    A-      Donaldson, Lufkin & Jenrette, 6.500% due 6/1/08              300,313
     500,000    BBB-    First Empire Capital Trust, 8.234% due 2/1/27                515,000
   4,000,000    A+      Goldman Sachs Group, 5.900% due 1/15/03                    3,975,000

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1998
--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO

    FACE
   AMOUNT     RATING(a)       SECURITY                                              VALUE
============================================================================================
Bank/Finance -- 3.1% (continued)
                        GS Escrow Corp.:
$  2,085,000    BB+        6.750% due 8/1/01                                     $ 2,137,125
   1,470,000    BB+        7.125% due 8/1/05                                       1,497,563
     600,000    BB+     MBNA Capital Trust Corp., 8.278% due 12/1/26                 672,000
     345,000    BBB+    Natexis Ambs Co., 8.440% due 12/29/49                        312,225
     400,000    BB-     Providian Capital I, 9.525% due 2/1/27++                     477,500
     500,000    BBB-    Providian National, 6.700% due 3/15/03                       508,750
      50,000    BB      Riggs Cap Trust II, 8.875% due 3/15/27                        54,188
     400,000    BB+     Riggs National Bank Corp., 8.500% due 2/1/06                 419,000
     400,000    A       State Street Bank, 7.940% due 12/30/26                       407,000
     600,000    BBB-    Washington Mutual Capital Trust, 8.375% due 6/1/27           642,000
--------------------------------------------------------------------------------------------
                                                                                  14,367,654
--------------------------------------------------------------------------------------------
Building & Construction -- 1.2%
   1,500,000    B+      Nortek Inc., 9.250% due 3/15/07                            1,496,250
   4,000,000    BB+     Owens-Illinois, Inc., 7.350% due 5/15/10                   4,005,000
--------------------------------------------------------------------------------------------
                                                                                   5,501,250
--------------------------------------------------------------------------------------------
Business Services -- 0.1%
     740,000    BBB-    HEALTHSOUTH CORP., 3.250% due 4/1/03                         599,400
--------------------------------------------------------------------------------------------
Chemicals -- 0.0%
     100,000    BBB     Solutia Inc., 7.375% due 10/15/27                             97,750
--------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations -- 1.1%
   1,267,268    AAA     Beneficial Mortgage Corp., 5.647% due 9/28/37              1,256,966
     386,468    Baa2*   Blackrock Capital Finance LLC, 7.750% due 9/25/26++          378,878
   2,150,000    A       Criimi Mae, Inc., 7.000% due 3/2/11                        2,064,667
   1,300,000    AAA     Residential Accredit Loan Inc., 7.000% due 3/25/28         1,319,903
--------------------------------------------------------------------------------------------
                                                                                   5,020,414
--------------------------------------------------------------------------------------------
Consumer Goods & Services -- 1.1%
     400,000    BBB     Fingerhut Cos., 7.375% due 9/15/99                           405,500
   1,803,000    BBB-    Hearst-Argyle Television, Inc., 7.500% due 11/15/27        1,857,090
      55,000    A       Lowe's Cos., 6.875% due 2/15/28                               56,375
     280,000    BBB     Nabisco Inc., 6.375% due 2/1/35                              276,500
     890,000    BBB-    Protection One, Inc., 7.375% due 8/15/05                     921,150
                        Tommy Hilfiger Corp.:
     430,000    BBB-       6.500% due 6/1/03                                         447,200
     330,000    BBB-       6.850% due 6/1/08                                         331,650
     730,000    A-      Tyco International Group, 6.125% due 11/1/08                 723,613
--------------------------------------------------------------------------------------------
                                                                                   5,019,078
--------------------------------------------------------------------------------------------
Entertainment -- 1.5%
     183,000    A       Hasbro, Inc., 5.600% due 11/1/05                             182,085
     287,880    Ba3*    Jasmine Submarine Telecom, 8.483% due 5/30/11                201,516

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    15

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1998
--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO

    FACE
   AMOUNT     RATING(a)       SECURITY                                              VALUE
============================================================================================
Entertainment -- 1.5% (continued)
                        News America Holdings:
$    510,000    BBB-       8.000% due 10/14/16                                     $ 546,338
   1,000,000    BBB-       8.875% due 4/26/23                                      1,168,750
     385,000    BBB-       9.500% due 7/15/24                                        476,919
     200,000    B       Outdoor Systems Inc., 8.875% due 6/15/07                     203,750
                        Time Warner Inc.:
   2,000,000    BBB-       6.100% due 12/30/01                                     2,040,000
     335,000    BBB-       8.375% due 7/15/33                                        398,231
      30,000    BBB-    Turner Broadcasting, 8.375% due 7/1/13                        34,613
   1,840,000    BBB-    Viacom Inc., 6.750% due 1/15/03                            1,904,400
--------------------------------------------------------------------------------------------
                                                                                   7,156,602
--------------------------------------------------------------------------------------------
Forest & Paper Products -- 0.3%
     400,000    BB+     Boise Cascade Corp., 7.430% due 10/10/05                     418,000
                        Georgia-Pacific Corp.:
     200,000    BBB-       9.875% due 11/1/21                                        223,250
     345,000    BBB-       7.250% due 6/1/28                                         338,100
     200,000    B+      The Timberlands Co., 9.625% due 11/15/07                     188,250
--------------------------------------------------------------------------------------------
                                                                                   1,167,600
--------------------------------------------------------------------------------------------
Gaming -- 0.2%
                        Circus Circus Enterprises:
     500,000    BBB-       6.450% due 2/1/06                                         479,375
     230,000    BBB-       7.000% due 11/15/36                                       227,125
     400,000    BBB-       6.700% due 11/15/2096                                     408,000
--------------------------------------------------------------------------------------------
                                                                                   1,114,500
--------------------------------------------------------------------------------------------
Industrial -- 0.2%
      60,000    BBB-    Burlington Industries Inc., 7.250% due 8/1/27                 64,875
     591,228    BBB+    Federal Express Corp., 7.650% due 1/15/14                    615,616
     400,000    BBB-    Northrop-Grumman Corp., 9.375% due 10/15/24                  466,500
--------------------------------------------------------------------------------------------
                                                                                   1,146,991
--------------------------------------------------------------------------------------------
Insurance -- 0.5%
     220,000    BBB     Atlantic Mutual Ins. Co., 8.125% due 2/15/28                 223,300
     600,000    BBB     Conseco, Inc., 6.400% due 6/15/01                            615,750
     390,000    BBB+    Fairfax Financial Holdings Ltd., 7.375% due 4/15/18          356,850
   1,000,000    A       Safeco Capital Trust I, 8.072% due 7/15/37                 1,018,750
--------------------------------------------------------------------------------------------
                                                                                   2,214,650
--------------------------------------------------------------------------------------------
Medical & Health Products -- 0.2%
                        Bausch & Lomb Inc.:
     355,000    BBB        6.500% due 8/1/05                                         368,756
     355,000    BBB        7.125% due 8/1/28                                         356,331
--------------------------------------------------------------------------------------------
                                                                                     725,087
--------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1998
--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO

    FACE
   AMOUNT     RATING(a)       SECURITY                                              VALUE
============================================================================================
Medical Services -- 0.2%
                        Columbia Healthcare Corp.:
$    100,000    BBB        6.500% due 3/15/99                                      $ 100,000
     160,000    BBB        6.875% due 7/15/01                                        159,400
     380,000    BBB        7.690% due 6/15/25                                        333,925
                        Tenet Healthcare Corp.:
      60,000    BB-        8.625% due 1/15/07                                         61,425
     400,000    BB+        7.625% due 6/1/08                                         401,500
--------------------------------------------------------------------------------------------
                                                                                   1,056,250
--------------------------------------------------------------------------------------------
Oil/Oil Services -- 2.5%
                        Coastal Corp.:
     440,000    BBB-       6.500% due 6/1/08                                         465,300
   1,150,000    BBB-       7.750% due 10/15/35                                     1,204,625
   1,845,000    BBB-       7.420% due 2/15/37                                      1,856,531
     885,000    BBB-    Husky Oil Ltd., 8.900% due 8/15/28                           871,725
      60,000    B-      KCS Energy Inc., 8.875% due 1/15/08                           42,675
     445,000    BBB     Lasmo Inc., 6.750% due 12/12/07                              426,644
     985,000    BBB-    McDermott Inc., 9.375% due 3/15/02                         1,078,575
     500,000    BB+     ORYX Energy Co., 8.375% due 7/15/04                          551,250
     670,000    BBB     Petro Geo-Services, 7.125% due 3/30/28                       641,525
     322,000    BBB-    Seagull Energy Corp., 7.500% due 9/15/27                     282,555
   3,000,000    BBB     Sun Co. Inc., 9.000% due 11/1/24                           3,768,750
     200,000    A-      Transocean Offshore Inc., 8.000% due 4/15/27                 236,250
     115,000    BBB     Ultramar Diamond Shamroc, 7.200% due 10/15/17                123,338
--------------------------------------------------------------------------------------------
                                                                                  11,549,743
--------------------------------------------------------------------------------------------
Retail -- 0.1%
     355,000    BBB     Dillard's, Inc., 7.130% due 8/1/18                           364,763
--------------------------------------------------------------------------------------------
Telecommunications -- 1.3%
   2,100,000    BB-     Century Communications Corp., zero coupon bond to yield
                           7.424% due 1/15/08                                        992,250
     200,000    B       Chancellor Media Co., 8.750% due 6/15/07                     197,000
     571,000    BBB-    Continental Cablevision, 11.000% due 6/1/07                  618,821
   1,500,000    B       FrontierVision Holdings, 11.000% due 10/15/06              1,661,250
                        Tele-Communications Inc.:
     240,000    BBB-       8.000% due 8/1/05                                         268,200
     465,000    BBB-       7.875% due 8/1/13                                         524,288
     760,000    BB+        9.650% due 3/31/27                                        930,050
     380,000    BBB-       7.125% due 2/15/28                                        401,850
                        Worldcom Inc.:
     175,000    BBB+       7.550% due 4/1/04                                         190,750
     100,000    BBB+       8.875% due 1/15/06                                        109,750
--------------------------------------------------------------------------------------------
                                                                                   5,894,209
--------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    17

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1998
--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO

    FACE
   AMOUNT     RATING(a)       SECURITY                                              VALUE
============================================================================================
Utillities -- 3.6%
$  1,425,000    BB-     Beaver Valley II Funding Corp., 9.000% due 6/1/17        $ 1,676,156
                        CalEnergy Co. Inc.:
     360,000    BB+        7.230% due 9/15/05                                        365,400
      70,000    BB+        7.630% due 10/15/07                                        72,888
     540,000    BB+        7.520% due 9/15/08                                        557,550
                        Cleveland Electric Illuminating Co.:
     315,000    BB+        7.430% due 11/1/09                                        333,506
     500,000    BB+        7.880% due 11/1/17                                        503,125
     100,000    BB+        9.000% due 7/1/23                                         106,625
                        Commonwealth Edison Co.:
     180,000    BBB-       7.625% due 1/15/07                                        196,650
     505,000    BBB-       6.950% due 7/15/18                                        506,894
                        Connecticut Lighting & Power Co.:
     500,000    BB+        7.875% due 10/1/24                                        533,125
   1,500,000    NR         Niantic Bay Fuel, 8.590% due 6/4/03++                   1,560,750
     135,000    BB+     El Paso Electric Co., 8.900% due 2/1/06                      150,694
     400,000    A-      Empresa National Electrical, 7.325% due 2/1/37               325,500
   1,556,160    BBB-    GGIB Funding Corp., 7.430% due 1/15/11                     1,635,913
     109,000    B       Midland Funding II, 11.750% due 7/23/05                      125,350
     365,000    BBB     NGC Corp., 8.316% due 6/1/27                                 424,313
                        Niagara Mohawk Power Corp.:
     411,000    BBB-       7.750% due 5/15/06                                        448,504
   1,018,000    BB+        8.770% due 1/1/18                                       1,082,898
                        Niagara Power Corp.:
     450,000    BBB-       8.750% due 4/1/22                                         472,500
     140,000    BBB-       8.500% due 7/1/23                                         145,075
     163,000    B+      North Atlantic Energy, 9.050% due 6/1/02                     166,871
     249,488    B+      Northeast Utilities, 8.580% due 12/1/06                      259,156
                        Salton Sea Funding:
      90,218    BBB-       7.370% due 5/30/05                                         96,646
   1,100,000    BBB-       7.840% due 5/30/10                                      1,230,625
   1,831,779    BBB-    Seabrook, 7.830% due 1/2/19                                1,968,302
     215,000    BBB     Tennessee Gas Pipeline Co., 7.000% due 10/15/28              205,594
     400,000    BBB     Texas Gas Transmission Corp., 7.250% due 7/15/27             404,500
     120,000    BBB     Texas Utilities Electric Co., 6.375% due 1/1/08              122,550
     400,000    BB+     Toledo Edison Co., 7.875% due 8/1/04                         437,500
     100,000    BBB     Utilicorp United Inc., 8.450% due 11/15/99                   103,125
     345,000    BBB-    Waterford 3 - Entergy, 8.090% due 1/2/17                     374,756
--------------------------------------------------------------------------------------------
                                                                                  16,593,041
--------------------------------------------------------------------------------------------
                        TOTAL CORPORATE BONDS
                        (Cost -- $83,531,247)                                     84,049,348
============================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
18                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1998
--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO

    FACE
   AMOUNT     RATING(a)       SECURITY                                              VALUE
============================================================================================
CONVERTIBLE CORPORATE BOND -- 0.2%
$    335,000    AA+     Deutsche Bank Finance BV, zero coupon bond to yield
                           4.557% due 2/12/17++                                   $  163,731
   1,670,000    A-      Xerox Corp., 0.570% due 4/21/18                              953,988
--------------------------------------------------------------------------------------------
                        TOTAL CONVERTIBLE CORPORATE BOND
                        (Cost -- $1,124,947)                                       1,117,719
============================================================================================
FOREIGN BONDS -- 0.5%
Argentina -- 0.4%
   1,958,000    NR      Hidroelectrica Alicura S.A., 8.375% due 3/15/99            1,899,260
--------------------------------------------------------------------------------------------
Colombia -- 0.1%
     346,000    BBB-    Republic of Colombia, 8.820% due 8/13/05                     297,993
--------------------------------------------------------------------------------------------
Finland -- 0.0%
     140,000    BBB+    UPM Kymmene Co., 7.450% due 11/26/27++                       132,650
--------------------------------------------------------------------------------------------
                        TOTAL FOREIGN BONDS
                        (Cost -- $2,448,186)                                       2,329,903
============================================================================================
U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 13.7%
   7,145,000            U.S. Treasury Bond, 5.625% due 5/15/08                     7,699,309
   5,276,000            U.S. Treasury Bond, 6.125% due 11/15/27                    5,951,328
  13,100,000            U.S. Treasury Note, 5.500% due 1/31/02                    13,677,186
     400,000            U.S. Treasury Note, 6.625% due 3/31/02                       428,004
     400,000            U.S. Treasury Note, 7.875% due 11/15/04                      469,956
   5,385,000            U.S. Treasury Note, 6.500% due 10/15/06                    6,044,447
     100,000            U.S. Treasury Note, 9.875% due 11/15/15                      151,653
   6,300,000            U.S. Treasury Note, 6.375% due 8/15/27                     7,273,035
   4,289,507            Federal National Mortgage Association,
                           6.500% due 3/1/13                                       4,353,851
   1,624,258            Government National Mortgage Association,
                           7.000% due 4/15/28 through 7/15/28                      1,664,345
  10,890,977            Government National Mortgage Association,
                           7.500% due 8/15/25 through 12/15/27                    11,221,094
   4,388,818            Government National Mortgage Association,
                           8.000% due 6/20/25 through 12/15/26                     4,556,938
--------------------------------------------------------------------------------------------
                        TOTAL U.S. GOVERNMENT
                        AGENCIES & OBLIGATIONS
                        (Cost -- $62,770,307)                                     63,491,146
============================================================================================
                        SUB-TOTAL INVESTMENTS
                        (Cost -- $386,095,879)                                   403,289,703
============================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    19

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1998
--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO

    FACE
   AMOUNT                     SECURITY                                              VALUE
============================================================================================
SHORT-TERM SECURITIES -- 12.7%
                        Federal Home Loan Bank:
$ 22,400,000               5.400% due 11/2/98                                   $ 22,393,280
  12,800,000               4.740% due 11/2/98                                     12,794,944
   3,700,000            Federal Home Loan Mortgage Corp.,
                           5.050% due 11/6/98                                      3,696,886
   7,000,000            Student Loan Mortgage Association,
                           4.770% due 11/3/98                                      6,997,218
                        Tennessee Valley Authority:
   8,400,000               4.750% due 11/6/98                                      8,393,350
   4,400,000               4.770% due 11/9/98                                      4,394,753
--------------------------------------------------------------------------------------------
                        TOTAL SHORT-TERM SECURITIES
                        (Cost -- $58,670,431)                                     58,670,431
============================================================================================
                        TOTAL INVESTMENTS -- 100%
                        (Cost -- $444,766,310**)                                $461,960,134
============================================================================================

(a) All ratings are by Standard & Poor's Ratings Services ("Standard & Poor's"), except that those which are identified by an asterisk (*), are rated by Moody's Investors Service Inc. ("Moody's").
+     Non-income producing security.
++ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.
#     Variable rate-resets monthly.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See page 31 for definition of ratings.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
20                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1998
--------------------------------------------------------------------------------

                          TBC MANAGED INCOME PORTFOLIO

    FACE
   AMOUNT     RATING(a)       SECURITY                                              VALUE
============================================================================================
CORPORATE BONDS -- 33.1%
Aerospace & Defense -- 1.8%
$    95,000   B        BE Aerospace, Inc., Sr. Sub. Notes, Series B,
                          9.875% due 2/1/06                                       $   98,919
    205,000   A3*      Lockheed Martin Corp., 7.750% due 5/1/26                      231,650
    245,000   B-       Pacific Aerospace & Electronics, Sr. Sub. Notes,
                          11.250% due 8/1/05+                                        196,000
                       Raytheon Co.:
    240,000   Baa1*       5.950% due 3/15/01                                         243,300
    375,000   Baa1*       6.450% due 8/15/02                                         389,062
--------------------------------------------------------------------------------------------
                                                                                   1,158,931
--------------------------------------------------------------------------------------------
Banking -- 1.3%
    250,000   A-       First National Bank of Boston, Sub. Notes,
                          7.375% due 9/15/06                                         277,500
     95,000   A3*      First Security Corp., Sr. Notes, 6.875% due 11/15/06           98,681
    295,000   A3*      Great Western Financial Trust II, Inc., 8.206% due 2/1/27     303,113
    165,000   A        NationsBank Corp., 6.800% due 3/15/28                         156,750
--------------------------------------------------------------------------------------------
                                                                                     836,044
--------------------------------------------------------------------------------------------
Financial Services -- 7.0%
    450,000   BBB      AT&T Capital Corp., 6.250% due 5/15/01                        460,125
    125,000   BBB+     Avalonbay Communities, Inc., Sr. Notes,
                          6.500% due 7/15/03                                         124,844
     50,000   B+       Dollar Financial Group, Sr. Notes, Series A,
                          10.875% due 11/15/06                                        47,000
    170,000   A        Equitable Cos. Inc., 7.000% due 4/1/28                        170,850
    285,000   A-       Finova Capital Corp., 6.220% due 3/1/00                       287,137
    330,000   A-       Fleet Financial Group, Sub. Debentures, 6.875% due 1/15/28    329,587
                       General Motors Acceptance Corp.:
     45,000   A           7.125% due 5/1/01                                           46,969
    105,000   A           6.875% due 7/15/01                                         109,331
     50,000   BBB+     H.F. Ahmanson & Co., Sr. Notes, 7.650% due 4/15/00             51,625
                       Jefferson-Pilot Capital Trust:
    140,000   AA-         8.140% due 1/15/46+                                        148,575
    100,000   AA-         Series B, 8.285% due 3/1/46+                               110,750
                       Lehman Brothers Holdings, Inc.:
    560,000   A           6.250% due 4/1/03                                          544,600
    200,000   A           8.500% due 5/1/07                                          211,500
    200,000   A           Sr. Sub. Notes, 6.125% due 2/1/01                          197,000
                       PaineWebber Group Inc.:
     35,000   BBB+        7.625% due 10/15/08                                         36,794
    220,000   BBB+        7.390% due 10/16/17                                        203,775
    190,000   BBB+        Sr. Notes, 8.060% due 1/17/17                              188,100
    115,000   BBB+        Sr. Notes, 7.810% due 2/13/17                              111,119

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    21

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1998
--------------------------------------------------------------------------------

                          TBC MANAGED INCOME PORTFOLIO

    FACE
   AMOUNT     RATING(a)       SECURITY                                              VALUE
============================================================================================
Financial Services -- 7.0% (continued)
$   315,000   A-       Sears Roebuck Acceptance, 6.000% due 3/20/03               $  323,662
    175,000   A        Sun Hung Kai Finance Corp., 5.625% due 11/24/98               174,840
    425,000   AA       Sun Life Canada Capital, 8.526% due 5/29/49+                  498,844
    150,000   A3*      Washington Mutual CapitaI I, 8.375% due 6/1/27                160,500
--------------------------------------------------------------------------------------------
                                                                                   4,537,527
--------------------------------------------------------------------------------------------
Health Care -- 0.5%
    130,000   BB       ICN Pharmaceuticals, Inc., 9.250% due 8/15/05                 128,050
                       Tenet Healthcare Corp., Sr. Notes:
     50,000   BB+         8.625% due 12/1/03                                          51,875
    110,000   BB+         8.000% due 1/15/05                                         112,750
--------------------------------------------------------------------------------------------
                                                                                     292,675
--------------------------------------------------------------------------------------------
Industrial -- 13.1%
    150,000   B-       Advanced Accessory Systems LLC, Sr. Sub. Notes, Series B,
                          9.750% due 10/1/02                                         143,437
    155,000   B-       Alliance Laundry Systems, Sr. Sub. Notes,
                          9.625% due 5/1/08+                                         142,600
    290,000   B        Amazon.com, Inc., Sr. Discount Notes,
                          step bond to yield 10.000% due 5/1/08                      165,662
     50,000   B-       Amphenol Corp., Sr. Sub. Notes, 9.875% due 5/15/07             48,500
    290,000   B-       Axia Inc., Sr. Sub. Notes, 10.750% due 7/15/08+               272,962
    375,000   BB+      Beckman Instruments Inc., Sr. Notes, 7.100% due 3/4/03        392,812
    190,000   A-       The BF Goodrich Co., 7.000% due 4/15/38                       199,737
    130,000   B-       Brunner Mond Group PLC Capital, Sr. Sub. Notes,
                          11.000% due 7/15/08                                        113,100
    162,000   BBB-     Burlington Industries Inc., 7.250% due 8/1/27                 175,162
     50,000   A-       Carpenter Technology Corp., 7.440% due 8/16/99                 50,875
     55,000   B-       Compass Aerospace Corp, Sr. Sub. Notes,
                          10.125% due 4/15/05+                                        53,900
    300,000   NR       Dobson Wireline Co., Sr. Notes, 12.250% due 6/15/08+          268,500
    150,000   B        Dyncorp, Inc., Sr. Sub. Notes, 9.500% due 3/1/07              148,875
    145,000   B-       Eagle-Picher Industries, 9.375% due 3/1/08                    131,406
    230,000   B-       Favorite Brands International Inc., 10.750% due 5/15/06+      163,300
    180,000   B        Fedders North America, Sr. Sub. Notes, 9.375% due 8/15/27     174,600
     80,000   BBB-     Federated Department Stores, Sr. Notes, 8.125% due 10/15/02    87,400
    135,000   B        Finlay Enterprises, Inc., Sr. Debentures, 9.000% due 5/1/08   120,488
     55,000   A1*      Ford Motor Co., 7.400% due 11/1/46                             59,125
    100,000   B+       GCI Inc., Sr. Notes, 9.750% due 8/1/07                         94,250
    105,000   B+       Global Health Sciences Inc., Sr. Notes, 11.000% due 5/1/08     98,175
     45,000   BBB+     Hilton Hotels Corp., 7.375% due 6/1/02                         45,900
     50,000   B        HS Resources, Inc., Sr. Sub. Notes, 9.250% due 11/15/06        45,500
    310,000   A-       Ingersoll-Rand Corp., Sr. Notes, 6.255% due 2/15/01           320,075

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
22                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1998
--------------------------------------------------------------------------------

                          TBC MANAGED INCOME PORTFOLIO

    FACE
   AMOUNT     RATING(a)       SECURITY                                              VALUE
============================================================================================
Industrial -- 13.1% (continued)
$   190,000   B3*      Insilco Corp., Sr. Notes, 10.250% due 8/15/07                $191,900
    100,000   B        Iron Mountain Inc., Sr. Sub. Notes, 10.125% due 10/1/06       104,250
    130,000   B-       Kindercare Learning Centers, Sr. Sub. Notes,
                          9.500% due 2/15/09                                         122,688
     70,000   B-       KSL Recreation Group, Inc., Sr. Sub. Notes,
                          10.250% due 5/1/07                                          73,500
     75,000   B1*      Lodgenet Entertainment, Inc., Sr. Notes,
                          10.250% due 12/15/06                                        74,531
    200,000   BB       Lowen Group International, Inc., Sr. Guaranteed Notes,
                          Series I, 7.500% due 4/15/01                               159,000
    120,000   B+       Mediacom LLC, Sr. Notes, 8.500% due 4/15/08                   116,400
     60,000   B+       Muzak Corp., Sr. Notes, 10.000% due 10/1/03                    60,825
    280,000   BBB      Nabisco Inc., 6.000% due 2/15/11                              278,600
                       Navistar International Corp.:
    140,000   BB+         Sr. Notes, 7.000% due 2/1/03                               137,900
     75,000   BB-         Sr. Sub. Notes, 8.000% due 2/1/08                           73,500
     55,000   B-       Numatics Corp., Sr. Sub. Notes, 9.625% due 4/1/08              51,700
    230,000   B+       Octel Developments PLC, Sr. Sub. Notes, 10.000% due 5/1/06    223,963
     70,000   B+       Pioneer Americas Acquisition Corp., Sr. Secured Notes,
                          Series B, 9.250% due 6/15/07                                52,500
     40,000   B+       Plastic Container, Inc., Sr. Secured Notes,
                          10.000% due 12/15/06                                        40,100
    123,000   BB+      Protection One Alarm, Inc., Sr. Sub. Notes, Series B,
                          13.625% due 6/30/05                                        134,070
     33,000   B        Rayovac Corp., Sr. Sub. Notes, Series B, 10.250% due 11/1/06   34,691
    235,000   B-       Regional Independent Media Group, Sr. Notes,
                          10.500% due 7/1/08+                                        230,300
    170,000   B-       Reliant Building Products, Inc., Sr. Sub. Notes, Series B,
                          10.875% due 5/1/04                                         148,750
    350,000   B        Republic Group Inc., Sr. Sub. Notes, 9.500% due 7/15/08+      317,188
    185,000   B        Revlon Consumer Product Corp., Sr. Notes,
                          8.125% due 2/1/06                                          179,913
                       Royal Caribbean Cruises, Sr. Notes:
     85,000   BBB-        7.125% due 9/18/02                                          90,419
    180,000   BBB-        7.500% due 10/15/27                                        163,125
     90,000   B-       Silver Cinemas, Sr. Sub. Notes, 10.500% due 4/15/05            85,500
     50,000   A+       Sony Corp., 6.125% due 3/4/03                                  51,438
    275,000   BB-      Standard Commercial Corp., Sr. Notes, 8.875% due 8/1/05       270,188
    250,000   B3*      Steel Heddle Manufacturing Co., Sr. Sub. Notes,
                          10.625% due 6/1/08+                                        205,312
    440,000   Ba1*     Tricon Global Restaurants Inc., Sr. Notes,
                          7.450% due 5/15/05                                         461,450
     70,000   B        U.S. Can Corp. Sr. Sub. Notes, Series B,
                          10.125% due 10/15/06                                        71,050

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    23

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1998
--------------------------------------------------------------------------------

                          TBC MANAGED INCOME PORTFOLIO

    FACE
   AMOUNT     RATING(a)       SECURITY                                              VALUE
============================================================================================
Industrial -- 13.1% (continued)
$   500,000   B        United International Holdings, Sr. Secured Discount Notes,
                          step bond to yield 10.750% due 2/15/08                  $  235,000
    110,000   BBB+     USA Waste Services Inc., Sr. Notes, 7.125% due 10/1/07        120,175
     42,000   BBB+     Waste Management Inc., 6.625% due 7/15/02                      43,575
    250,000   B        Wesco Distribution Inc., Sr. Sub. Notes, 9.125% due 6/1/08    245,000
     95,000   BBB+     WMX Technologies, Inc., 7.700% due 10/1/02                    102,362
--------------------------------------------------------------------------------------------
                                                                                   8,467,204
--------------------------------------------------------------------------------------------
Media -- 1.7%
    200,000   B        Brill Media Co. LLC, Sr. Notes, Series B,
                          7.500% due 12/15/07++                                      181,800
                       Chancellor Media Corp., Sr. Sub. Notes:
    115,000   Ba3*        9.375% due 10/1/04                                         115,288
    320,000   Ba3*        9.000% due 10/1/08+                                        321,600
    290,000   B3*      Cumulus Media Inc., Sr. Sub. Notes, 10.375% due 7/1/08        286,375
    200,000   B2*      Time Warner, Sr. Notes, 9.750% due 7/15/08                    200,500
--------------------------------------------------------------------------------------------
                                                                                   1,105,563
--------------------------------------------------------------------------------------------
Oil & Gas -- 0.7%
    150,000   B        Canadian Forest Oil Ltd., Sr. Sub. Notes, 8.750% due 9/15/07  133,875
    120,000   B1*      Chesapeake Energy Corp., Sr. Notes, Series B,
                          7.875% due 3/15/04                                          96,000
    115,000   BBB-     Coastal Corp., Sr. Notes, 8.125% due 9/15/02                  127,075
     30,000   A-       Noble Drilling Corp., Sr. Notes, 9.125% due 7/1/06             30,675
     35,000   BBB      Norcen Energy Resources, Ltd., 7.375% due 5/15/06              36,662
     40,000   BB       ORYX Energy Co., 10.000% due 4/1/01                            43,800
--------------------------------------------------------------------------------------------
                                                                                     468,087
--------------------------------------------------------------------------------------------
Special Purpose -- 1.6%
    275,000   BB+      GS Escrow Corp., Sr. Notes, 7.000% due 8/1/03+                286,344
    345,000   A        Safeco Capital Trust Inc., Series B, 8.072% due 7/15/37       351,469
    350,000   AA       Zurich Capital, 8.376% due 6/1/37+                            390,687
--------------------------------------------------------------------------------------------
                                                                                   1,028,500
--------------------------------------------------------------------------------------------
Telecommunications -- 3.0%
    400,000   NR       Adelphia Communications, Sr. Notes, 8.125% due 7/15/03+       399,000
    125,000   BB-      Century Communications Corp., Sr. Notes, 9.500% due 8/15/00   129,375
     75,000   BB+      Comcast Cellular Holdings, Inc., Sr. Notes, Series B,
                          9.500% due 5/1/07                                           77,625
    300,000   CCC+     ICO Global Communications, Sr. Notes, 15.000% due 8/1/05      186,000
    300,000   B-       Iridium LLC Capital Corp., Sr. Notes, Series C,
                          11.250% due 7/15/05                                        213,000
     45,000   B        Jacor Communications Co., Sr. Sub. Notes, Series B,
                          8.750% due 6/15/07                                          47,137

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
24                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1998
--------------------------------------------------------------------------------

                          TBC MANAGED INCOME PORTFOLIO

    FACE
   AMOUNT     RATING(a)       SECURITY                                              VALUE
============================================================================================
Telecommunications -- 3.0% (continued)
$   150,000   B+       McLeod USA Inc., Sr. Notes, 9.250% due 7/15/07            $   148,688
    610,000   B2*      Nextel Communications Inc., Sr. Discount Notes, step bond
                          to yield 10.602% due 10/31/07                              332,450
    150,000   B+       Orion Network Systems, Inc., Sr. Notes, 11.250% due 1/15/07   149,437
    110,000   B        Price Communications Wireless, Sr. Secured Notes,
                          9.125% due 12/15/06+                                       106,975
    410,000   Caa2*    21st Century Telecom Group, Sr. Discount Notes,
                          step bond to yield 12.250% due 2/15/08                     169,638
--------------------------------------------------------------------------------------------
                                                                                   1,959,325
--------------------------------------------------------------------------------------------
Transportation -- 0.5%
    300,000   BBB      Canadian National Railway Co., 6.900% due 7/15/28             299,625
--------------------------------------------------------------------------------------------
Utilities - Electrical -- 1.4%
    330,000   A-       Avon Energy Partners Holdings, 6.730% due 12/11/02+           343,167
    525,000   BB+      Calenergy Co. Inc., Sr. Notes, 7.230% due 9/15/05             532,875
--------------------------------------------------------------------------------------------
                                                                                     876,042
--------------------------------------------------------------------------------------------
Yankee Bonds -- 0.5%
    160,000   BBB+     Embotelladora Andina SA, 7.000% due 10/1/07                   125,600
     96,000   A+       Quebec Province, 7.500% due 7/15/23                           104,520
    155,000   BB-      Rogers Communications Inc., convertible
                          2.000% due 11/26/05                                         98,038
--------------------------------------------------------------------------------------------
                                                                                     328,158
--------------------------------------------------------------------------------------------
                       TOTAL CORPORATE BONDS
                       (Cost -- $22,013,730)                                      21,357,681
============================================================================================
FIXED RATE MORTGAGE PASS-THROUGH SECURITIES -- 0.5%
    196,446@  Aaa*     Credit Suisse-First Boston Mortgage Securities Corp.,
                          Series 1997-C2, 1.215% due 11/17/22                        196,446
    142,147@  Aaa*     First Union-Lehman Brothers Commercial Mortgage Trust,
                          Series 1997-C1, Passthrough Certificates,
                          1.307% due 4/18/29                                         142,147
--------------------------------------------------------------------------------------------
                       TOTAL FIXED RATE MORTGAGE
                       PASS-THROUGH SECURITIES (Cost -- $346,799)                    338,593
============================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    25

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1998
--------------------------------------------------------------------------------

                          TBC MANAGED INCOME PORTFOLIO

    FACE
   AMOUNT     RATING(a)       SECURITY                                              VALUE
============================================================================================
ASSET-BACKED SECURITIES -- 7.8%
$   258,631   Aaa*     Amresco Residential Securities Series 1998-2 Passthrough
                          Certificates Class A8, 5.748% due 5/25/28                $ 258,632
    123,000   AAA      Associates Manufactured Housing Series1997-2,
                          6.475% due 3/15/28                                         124,919
    189,000   AAA      Case Equipment Loan Trust 1998-A Class A3,
                          5.740% due 8/15/02                                         189,832
    441,000   AAA      CIT Holdings Series 1997-A Class A4, 6.200% due 2/15/06       444,704
    559,000   AAA      Chase Credit Card Series 1997-2 Class A, 6.300% due 4/15/03   571,930
    705,000   AAA      EQCC Home Equity Loan Trust, Series 1998-2,
                          6.229% due 3/15/13                                         706,671
     65,957   A-       Fleetwood Credit Grantor Trust Series 1997-A Class A,
                          6.640% due 9/15/12                                          68,645
    608,000   AAA      Ford Credit Auto Loan Master Trust Series 1995-1,
                          6.500% due 8/15/02                                         622,349
    410,000   AAA      Green Tree Financial Corp., Series 1996-4 Passthrough
                          Certificates Class A7, 7.900% due 6/15/27                  461,820
    310,000   Aaa*     Lehman Brothers Commercial Conduit Mortgage Trust
                          Series 98-C1 Class A2, 6.400% due 8/18/07                  311,054
    709,000   AAA      MBNA Master Credit Card Trust II Series 1995-D Class A,
                          6.050% due 11/15/02                                        725,839
                       The Money Store Inc., Home Equity Trust:
    153,000   AAA         Series 1996-C Class A6, 7.690% due 5/15/24                 162,844
     64,000   AAA         Series 1997-A Class A4, 6.890% due 3/15/16                  65,190
                       Oakwood Mortgage Investments Inc.:
    138,000   AAA         Series 1997-C, Sr. Sub. Passthrough Certificates Class A6,
                            7.350% due 11/15/27                                      142,223
    148,000   AAA         Series 1998-A, Sr. Sub. Passthrough Certificates Class A3,
                            6.050% due 5/15/28                                       148,829
--------------------------------------------------------------------------------------------
                       TOTAL ASSET-BACKED SECURITIES
                       (Cost -- $4,945,885)                                        5,005,481
============================================================================================
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 1.4%
                       Asset Securitization Co.:
     90,182   AAA         1996-MD6 Passthrough Certificates Class A 1A,
                            6.720% due 11/13/26                                       92,229
    195,000   AAA         1996-MD6 Passthrough Certificates Class A 1C,
                            7.040% due 11/13/26                                      204,691
    158,000   AAA         1997-D4 Passthrough Certificates Class A 1D,
                            7.490% due 4/14/27                                       170,150
                       Morgan Stanley Capital Inc. Passthrough Certificates:
    270,000   AAA         Series 1997-C1 Class A 1C, 7.630% due 2/15/20              288,198
    150,000   AAA         Series 1998-WF1 Class A2, 6.550% due 12/15/07              167,130
--------------------------------------------------------------------------------------------
                       TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
                       (Cost -- $883,138)                                            922,398
============================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
26                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1998
--------------------------------------------------------------------------------

                          TBC MANAGED INCOME PORTFOLIO

    FACE
   AMOUNT                     SECURITY                                              VALUE
============================================================================================
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 43.6%
$   891,000            U.S. Treasury Bond, 7.250% due 8/15/22                    $ 1,110,195
  4,889,000            U.S. Treasury Bond Principal Only, 7.250% due 8/15/22       1,317,341
  5,035,000            U.S. Treasury Notes, 5.375% due 1/31/00                     5,097,082
  1,523,000            U.S. Treasury Notes, 6.375% due 8/15/02                     1,627,249
    500,000            U.S. Treasury Notes, 6.500% due 10/15/06                      561,230
    132,156            Federal Home Loan Mortgage Corp. Gold, 9.500% due 7/25/22     140,747
  1,937,638            Federal Home Loan Mortgage Corp. Gold, 7.000% due 8/1/27    1,977,592
  2,007,000            Federal National Mortgage Association, 6.000% due 5/15/08   2,128,002
    955,000            Federal National Mortgage Association, 6.000% due 11/25/13#   957,684
    179,811            Federal National Mortgage Association, 6.000% due 12/1/10     180,597
    150,714            Federal National Mortgage Association, 6.500% due 10/1/28     153,782
    936,000            Federal National Mortgage Association, 7.000% due 11/25/13#   953,840
     49,790            Federal National Mortgage Association, 7.000% due 7/1/22       50,894
    141,157            Federal National Mortgage Association, 7.000% due 7/1/23      144,288
  1,488,000            Federal National Mortgage Association, 7.000% due 11/15/29# 1,518,683
      7,574            Federal National Mortgage Association, 7.500% due 4/1/05        7,780
    236,567            Federal National Mortgage Association, 7.536% due 6/1/16      256,912
  1,941,270            Federal National Mortgage Association, 8.500% due 8/1/26    2,021,949
     77,000            Federal National Mortgage Association Passthrough
                          Certificates, 6.839% due 6/17/11++                          79,164
  2,880,330            Government National Mortgage Association,
                          6.500% due 11/15/28                                      2,914,484
  2,051,690            Government National Mortgage Association,
                          7.000% due 1/15/26 through 6/15/27                       2,102,326
  2,305,691            Government National Mortgage Association,
                          7.500% due 12/15/23 through 9/15/27                      2,375,799
    416,296            Government National Mortgage Association,
                          8.000% due 6/15/27 through 7/15/27                         432,038
--------------------------------------------------------------------------------------------
                       TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                       (Cost -- $28,082,147)                                      28,109,658
============================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    27

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1998
--------------------------------------------------------------------------------

                          TBC MANAGED INCOME PORTFOLIO

   SHARES                     SECURITY                                              VALUE
============================================================================================
PREFERRED STOCK -- 0.2%
      2,300            Eagle Picher Holdings (Cost -- $129,667)                  $   110,400
============================================================================================
WARRANT -- 0.0%
        150            Loral Orion Network Systeims Inc., Expire 1/31/07
                       (Cost -- $105)                                                  1,725
============================================================================================
                       SUB-TOTAL INVESTMENTS
                       (Cost -- $56,401,471)                                      55,845,936
============================================================================================
    FACE
   AMOUNT                     SECURITY                                              VALUE
============================================================================================
SHORT-TERM INVESTMENTS -- 13.4%
$ 8,665,000            U.S. Treasury Note, 5.250% due 11/2/98
                       (Cost -- $8,665,000)                                        8,665,000
============================================================================================
                       TOTAL INVESTMENTS -- 100%
                       (Cost -- $65,066,471**)                                   $64,510,936
============================================================================================

(a) All ratings are by Standard & Poor's Ratings Services ("Standard & Poor's"), except that those which are identified by an asterisk (*) are rated by Moody's Investors Service Inc. ("Moody's").
+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.
++    Variable rate security.
@     Represents amortized cost on 10/31/98.
#     Security is traded on a "to-be-announced" basis (See Note 10).
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See page 31 for definition of ratings.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
28                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1998
--------------------------------------------------------------------------------

                       SMITH BARNEY MONEY MARKET PORTFOLIO

    FACE                                                           ANNUALIZED
   AMOUNT                     SECURITY                                YIELD         VALUE
============================================================================================
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 1.2%
$  2,000,000   Federal Home Loan Mortgage Corp. matures 3/26/99
               (Cost -- $1,960,367)                                   5.04%       $1,960,367
============================================================================================
COMMERCIAL PAPER -- 75.2%
   4,000,000   AIG Funding matures 11/5/98                            5.26         3,997,671
   1,000,000   Alliance & Leicester Bank PLC matures 2/1/99           5.55           986,149
   3,000,000   American Express Credit Corp. matures 11/5/98          5.27         2,998,250
   3,000,000   Associates Corp of North America matures 1/12/99       5.23         2,969,040
   4,000,000   Bank of New York matures 11/9/98                       5.30         3,995,307
   2,000,000   Bank of Nova Scotia matures 11/9/98                    5.50         1,997,578
   3,000,000   BCI Funding Corp. matures 12/2/98 to 12/14/98      5.51 to 5.61     2,982,277
   5,000,000   Bell Atlantic Financial Services matures 11/17/98      5.11         4,988,667
   4,000,000   Chase Manhattan Bank Corp. matures 1/29/99             5.20         3,949,468
   2,000,000   Commerzbank matures 2/12/99                            5.60         1,968,814
   3,000,000   Credito Italiano Delaware, Inc. matures 12/4/98        5.55         2,984,957
   2,000,000   Cregem North America matures 3/29/99                   5.17         1,958,560
   4,000,000   Daimler-Benz North America Co.
                  mature 11/13/98 to 12/9/98                      5.33 to 5.55     3,984,940
   2,000,000   Den Danske Bank matures 11/6/98                        5.57         1,998,472
   2,000,000   Dresdner US Finance matures 12/16/98                   5.40         1,986,675
   4,000,000   E.I. du Pont  De Nemours & Co. matures 12/21/98        5.07         3,972,056
   5,000,000   Ford Motor Credit mature 11/10/98 to 1/27/99       5.10 to 5.58     4,960,783
   4,000,000   General Electric Capital Corp.
                  mature 11/9/98 to 11/12/98                      5.29 to 5.60     3,994,291
   5,000,000   General Motors Acceptance Corp.
                  mature 12/28/98 to 1/25/99                      5.13 to 5.63     4,943,534
   4,000,000   Generale Bank mature 12/3/98 to 1/15/99            5.51 to 5.65     3,967,430
   2,000,000   Goldman, Sachs & Co. matures 11/12/98                  5.65         1,996,642
   5,000,000   Halifax PLC matures 11/2/98                            5.28         4,999,269
   5,000,000   IBM Credit Corp. matures 11/3/98                       5.04         4,998,603
   3,000,000   International Lease Finance matures 12/7/98            5.25         2,984,400
   4,000,000   International Nederlanden US Funding Corp.
                  matures 12/11/98                                    5.20         3,977,156
   4,000,000   J.P. Morgan & Co. mature 12/18/98 to 12/21/98      5.41 to 5.64     3,970,834
   4,500,000   Merrill Lynch & Co., Inc. mature 11/18/98
                  to 1/29/99                                      5.17 to 5.58     4,458,279
   3,000,000   Morgan Stanley Dean Witter & Co. matures 1/14/99       5.26         2,967,933
   2,000,000   Procter & Gamble Co. matures 1/26/99                   5.60         1,973,961
   5,000,000   Province De Quebec matures 11/3/98                 5.28 to 5.53     4,998,516
   4,000,000   SBC Communications matures 11/6/98                     5.49         3,996,978
   5,000,000   Siemans Corp. matures 11/16/98                         5.01         4,989,604
   1,000,000   Svenska Handelsbanken matures 12/17/98                 5.60           993,011
   2,000,000   Transamerica Finance Corp. matures 1/20/99             5.60         1,975,689

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    29

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1998
--------------------------------------------------------------------------------

                       SMITH BARNEY MONEY MARKET PORTFOLIO

    FACE                                                           ANNUALIZED
   AMOUNT                     SECURITY                                YIELD         VALUE
============================================================================================
COMMERCIAL PAPER -- 75.2% (continued)
$  4,300,000   USAA Capital Corp. matures 11/5/98                     5.50%     $  4,297,396
   3,000,000   Walt Disney Co. matures 11/4/98                        5.27         2,998,686
   2,000,000   Westdeutsche Landesbank matures 12/16/98               5.25         1,987,000
--------------------------------------------------------------------------------------------
               TOTAL COMMERCIAL PAPER
               (Cost -- $124,148,876)                                            124,148,876
============================================================================================
DOMESTIC BANK OBLIGATIONS -- 6.1%
   4,000,000   FCC National matures 11/10/98                          5.48         4,000,040
   2,000,000   First Union National Bank matures 2/4/99               5.62         2,000,000
   4,000,000   Harris Bank matures 12/4/98                            5.42         3,999,991
--------------------------------------------------------------------------------------------
               TOTAL DOMESTIC BANK OBLIGATIONS
               (Cost -- $10,000,031)                                              10,000,031
============================================================================================
DOMESTIC CERTIFICATES OF DEPOSIT -- 5.5%
   2,000,000   Bank of Nova Scotia matures 3/23/99                    5.73         1,998,853
   3,000,000   Canadian Imper Bank matures 1/14/99                    5.27         3,000,000
   4,000,000   NationsBank matures 2/22/99                            5.24         4,000,000
--------------------------------------------------------------------------------------------
               TOTAL DOMESTIC CERTIFICATES OF DEPOSIT
               (Cost -- $8,998,853)                                                8,998,853
============================================================================================
FOREIGN CERTIFICATES OF DEPOSIT -- 1.2%
   2,000,000   Toronto Dominion matures 1/4/99
               (Cost -- $2,000,027)                                   5.23         2,000,027
============================================================================================
TIME DEPOSITS -- 9.1%
   5,000,000   Bank Austriaengesellschaft
                  (Bank Austria) matures 11/2/98                      5.69         5,000,000
   5,000,000   First Chicago matures 11/2/98                          5.56         5,000,000
   5,000,000   Paribas matures 11/2/98                                5.69         5,000,000
--------------------------------------------------------------------------------------------
               TOTAL TIME DEPOSITS
               (Cost -- $15,000,000)                                              15,000,000
============================================================================================
REPURCHASE AGREEMENT -- 1.7%
   2,855,000   Morgan Stanley Dean Witter & Co.,
               5.38% due 11/2/98; Proceeds at maturity -- $2,856,280;
               (Fully collateralized by U.S. Treasury Bills due 5/15/99;
               Market value -- $2,940,000) (Cost -- $2,855,000)       5.38         2,855,000
============================================================================================
               TOTAL INVESTMENTS -- 100%
               (Cost -- $164,963,154**)                                         $164,963,154
============================================================================================

**    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
30                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA         -- Bonds rated "AAA" have the highest rating assigned by Standard &
               Poor's. Capacity to pay interest and repay principal is extremely strong.

AA          -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A           -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB         -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B and   -- Bonds rated "BB" and "B" are regarded, on balance, as
CCC predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B," and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major risk exposure to adverse conditions.

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "A" to "Caa," where 1 is the highest and 3 the lowest rating within its generic category.

A           -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa         -- Bonds rated "Baa" are considered to be medium grade obligations,
               i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba          -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B           -- Bonds rated "B" generally lack characteristics of the desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa         -- Bonds that are rated "Caa" are of poor standing. Such issues may be in default or present elements of danger with respect to principal or interest.

NR          -- Indicates that the bond is not rated by Standard & Poor's or
               Moody's.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    31

--------------------------------------------------------------------------------
Statements of Assets and Liabilities                            October 31, 1998
--------------------------------------------------------------------------------

                                                                                       Smith Barney
                                                    MFS Total        TBC Managed          Money
                                                     Return            Income             Market
                                                    Portfolio         Portfolio          Portfolio
====================================================================================================
ASSETS:
   Investments, at value
     (Cost -- $386,095,879 and
     $56,401,471, respectively)                    $403,289,703      $55,845,936        $         --
   Short-term investments, at value
     (Cost -- $58,670,431,
     $8,665,000 and $164,963,154,
     respectively)                                   58,670,431         8,665,000        164,963,154
   Cash                                                      --                --                 96
   Receivable for securities sold                     4,168,821         6,126,268                 --
   Receivable for Fund shares sold                        9,302           170,930                 --
   Receivable from Manager                                   --             9,747                 --
   Dividends and interest receivable                  3,168,722           761,466            200,160
----------------------------------------------------------------------------------------------------
   Total Assets                                     469,306,979        71,579,347        165,163,410
----------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                   6,650,509        13,903,855                 --
   Management fees payable                              296,524            84,526             71,058
   Payable to bank                                       36,819             4,803                 --
   Payable for open forward foreign
     currency contract (Note 5)                           7,909                --                 --
   Dividends payable                                         --                --            338,260
   Deferred interest income                                  --             4,025                 --
   Accrued expenses                                      41,440            26,442             76,648
----------------------------------------------------------------------------------------------------
   Total Liabilities                                  7,033,201        14,023,651            485,966
----------------------------------------------------------------------------------------------------
Total Net Assets                                   $462,273,778      $ 57,555,696       $164,677,444
====================================================================================================
NET ASSETS:
   Par value of capital shares                     $        285      $         49       $      1,647
   Capital paid in excess of par value              402,760,998        55,064,127        164,675,797
   Undistributed net investment income               12,670,197         2,440,668                 --
   Accumulated net realized gain
     from security transactions                      29,621,868           606,387                 --
   Net unrealized appreciation (depreciation)
     of investments and foreign currencies           17,220,430          (555,535)                --
----------------------------------------------------------------------------------------------------
Total Net Assets                                   $462,273,778      $ 57,555,696       $164,677,444
====================================================================================================
Shares Outstanding                                   28,475,906         4,941,272        164,677,444
----------------------------------------------------------------------------------------------------
Net Asset Value                                    $      16.23      $      11.65       $       1.00
----------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
32                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Operations                     For the Year Ended October 31, 1998
--------------------------------------------------------------------------------

                                                                                       Smith Barney
                                                    MFS Total        TBC Managed          Money
                                                     Return            Income             Market
                                                    Portfolio         Portfolio          Portfolio
====================================================================================================
INVESTMENT INCOME:
   Interest                                       $ 11,017,994       $  2,778,948       $  6,706,794
   Dividends                                         4,664,209                 --                 --
   Less: Foreign withholding tax                       (58,838)                --                 --
----------------------------------------------------------------------------------------------------
   Total Investment Income                          15,623,365          2,778,948          6,706,794
----------------------------------------------------------------------------------------------------

EXPENSES:
   Management fees (Note 3)                          2,992,300            258,425            622,117
   Shareholder communications                           57,538              5,522             13,136
   Custody                                              51,143              8,976             19,653
   Audit and legal                                      26,130             17,312             24,797
   Pricing service fees                                 14,072             24,009                 --
   Directors' fees                                      10,216              4,328              6,500
   System servicing fees                                 8,526              6,914              7,509
   Registration fees                                        --              5,485              4,280
   Other                                                 4,961              3,568             69,731
----------------------------------------------------------------------------------------------------
   Total Expenses                                    3,164,886            334,539            767,723
----------------------------------------------------------------------------------------------------
Net Investment Income                               12,458,479          2,444,409          5,939,071
----------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCIES (NOTES 4 AND 5):
   Realized Gain (Loss) From:
     Security transactions
       (excluding short-term securities*)           29,873,664            606,030                 50
     Foreign currency transactions                      (9,870)                --                 --
----------------------------------------------------------------------------------------------------
   Net Realized Gain                                29,863,794            606,030                 50
----------------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation
   (Depreciation) of Investments and
   Foreign Currencies:
     Beginning of year                              26,417,291            581,871                 --
     End of year                                    17,220,430           (555,535)                --
----------------------------------------------------------------------------------------------------
   Change in Net Unrealized
     Appreciation (Depreciation)                    (9,196,861)        (1,137,406)                --
----------------------------------------------------------------------------------------------------
Net Gain (Loss) on Investments and
   Foreign Currencies                               20,666,933           (531,376)                50
----------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations            $ 33,125,412       $  1,913,033       $  5,939,121
====================================================================================================

* Represents only gains from the sale of short-term securities for the Smith Barney Money Market Portfolio.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    33

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                             For the Years Ended October 31,
MFS Total Return Portfolio                                       1998                1997
=============================================================================================
OPERATIONS:
   Net investment income                                   $  12,458,479       $   6,906,142
   Net realized gain                                          29,863,794          11,632,148
   Increase (decrease) in net unrealized appreciation         (9,196,861)         15,804,047
---------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                     33,125,412          34,342,337
---------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                      (6,865,134)         (3,166,892)
   Net realized gains                                        (11,682,166)         (1,937,784)
---------------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                           (18,547,300)         (5,104,676)
---------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
   Net proceeds from sale of shares                          167,526,814          98,021,137
   Net asset value of shares issued
     for reinvestment of dividends                            18,547,300           5,104,675
   Cost of shares reacquired                                  (1,963,578)         (3,307,736)
---------------------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions                                 184,110,536          99,818,076
---------------------------------------------------------------------------------------------

Increase in Net Assets                                       198,688,648         129,055,737

NET ASSETS:
   Beginning of year                                         263,585,130         134,529,393
---------------------------------------------------------------------------------------------
   End of year*                                            $ 462,273,778       $ 263,585,130
=============================================================================================
* Includes undistributed net investment income of:         $  12,670,197       $   6,905,623
=============================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
34                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                             For the Years Ended October 31,
TBC Managed Income Portfolio                                     1998                1997
============================================================================================
OPERATIONS:
   Net investment income                                   $  2,444,409       $  1,765,010
   Net realized gain                                            606,030            420,487
   (Increase) decrease in net unrealized depreciation        (1,137,406)           292,261
-------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                     1,913,033          2,477,758
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                     (1,768,427)        (1,060,922)
   Net realized gains                                           (75,046)                --
-------------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                           (1,843,473)        (1,060,922)
-------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
   Net proceeds from sale of shares                          27,200,431          7,828,206
   Net asset value of shares issued
     for reinvestment of dividends                            1,843,473          1,060,922
   Cost of shares reacquired                                 (3,336,756)        (2,059,096)
-------------------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions                                 25,707,148          6,830,032
-------------------------------------------------------------------------------------------
Increase in Net Assets                                       25,776,708          8,246,868

NET ASSETS:
   Beginning of year                                         31,778,988         23,532,120
-------------------------------------------------------------------------------------------
   End of year*                                            $ 57,555,696       $ 31,778,988
===========================================================================================
* Includes undistributed net investment income of:         $  2,440,668       $  1,768,287
===========================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    35

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                             For the Years Ended October 31,
Smith Barney Money Market Portfolio                              1998                1997
============================================================================================
OPERATIONS:
   Net investment income                                 $   5,939,071       $   5,355,692
   Net realized gain                                                50                  47
-------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                    5,939,121           5,355,739
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
   Net investment income                                    (5,939,071)         (5,355,692)
   Net realized gains                                              (50)                (47)
-------------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                          (5,939,121)         (5,355,739)
-------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
   Net proceeds from sale of shares                        456,432,130         199,654,882
   Net asset value of shares issued
     for reinvestment of dividends                           5,823,491           5,314,435
   Cost of shares reacquired                              (408,746,205)       (192,951,787)
-------------------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions                                53,509,416          12,017,530
-------------------------------------------------------------------------------------------
Increase in Net Assets                                      53,509,416          12,017,530

NET ASSETS:
   Beginning of year                                       111,168,028          99,150,498
-------------------------------------------------------------------------------------------
   End of year                                           $ 164,677,444       $ 111,168,028
===========================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
36                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The MFS Total Return, TBC Managed Income and Smith Barney Money Market Portfolios ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these Portfolios and ten other separate investment portfolios: Alliance Growth, AIM Capital Appreciation, GTGlobal Strategic Income, Putnam Diversified Income, Smith Barney High Income, Smith Barney Large Cap Value (formerly known as Smith Barney Income and Growth Portfolio), Smith Barney International Equity, Smith Barney Pacific Basin, Smith Barney Large Capitalization Growth and Van Kampen American Capital Enterprise Portfolios. Shares of the Fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

The significant accounting policies consistently followed by the Portfolios are:
(a) security transactions are accounted for on trade date; (b) the Smith Barney Money Market Portfolio uses the amortized cost method for valuing all of its portfolios securities; the MFS Total Return and TBC Managed Income Portfolios use the amortized cost method for valuing securities with maturities less than 60 days, accordingly, the cost of securities plus accreted discount or minus amortized premium, approximates value; (c) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between the bid and ask prices; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence;
(e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1998, reclassifications were made to the capital accounts


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    37

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

of the MFS Total Return Portfolio and the TBC Managed Income Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized gain amounting to $13,675 was reclassified to paid-in capital for the MFS Total Return Portfolio. Net investment income, net realized gains and net assets were not affected by this change; (j) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Dividends

The Smith Barney Money Market Portfolio declares and records a dividend of substantially all its net investment income on each business day. Such dividends are paid or reinvested monthly on the payable date.

3. Management Agreement and Transactions with Affiliated Persons

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager of the Smith Barney Money Market Portfolio ("SBMM"). Travelers Investment Adviser, Inc. ("TIA"), an affiliate of MMC, acts as the investment manager of the MFS Total Return ("MFSTR") and the TBC Managed Income ("TBCMI") Portfolios. Effective March 27, 1998, the management fee SBMM pays MMC was decreased from an annual rate of 0.60% to 0.50% of the average daily net assets of the Portfolio. MFSTR and TBCMI pay TIA a management fee calculated at an annual rate of 0.80% and 0.65%, respectively, of the average daily net assets of each Portfolio. These fees are calculated daily and paid monthly.

TIA has sub-advisory agreements with Massachusetts Financial Services Company ("MFS") and The Boston Company Asset Management, Inc. ("TBC"). Pursuant to each sub-advisory agreement, MFS and TBC are responsible for the day-to-day portfolio operations and investment decisions for MFSTR and TBCMI, respectively, and are compensated for such services at an annual rate of 0.375% and 0.30%, respectively, of the average daily net assets of MFSTR and TBCMI. These fees are calculated daily and paid monthly.

TIA has entered into a Sub-Administrative Services Agreement with MMC. TIA pays MMC, as sub-administrator, a fee calculated at an annual rate of 0.10% of the average daily net assets of MFSTR and TBCMI.


--------------------------------------------------------------------------------
38                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the primary broker for its portfolio agency transactions.

All officers and one Director of the Fund are employees of SSB.

4. Investments

During the year ended October 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                              MFSTR                    TBCMI
================================================================================
Purchases                                  $543,220,908             $154,098,042
--------------------------------------------------------------------------------
Sales                                       390,245,149              128,091,744
================================================================================

At October 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                              MFSTR                    TBCMI
================================================================================
Gross unrealized appreciation              $ 28,796,881            $    625,744
Gross unrealized depreciation               (11,603,057)             (1,181,279)
--------------------------------------------------------------------------------
Net unrealized appreciation                $ 17,193,824            $   (555,535)
================================================================================

5. Forward Foreign Currency Contracts

At October 31, 1998, MFSTR had open forward foreign currency contracts as described below. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized loss on the contracts reflected in the accompanying financial statements were as follows:

                                  Local        Market    Settlement   Unrealized
Foreign Currency                 Currency      Value        Date         Loss
================================================================================
MFS Total Return Portfolio
To Buy:
Swiss Franc                       230,480    $ 170,196     11/04/98   $    (425)
German Mark                       316,948      191,801     12/15/98      (1,992)
Dutch Guilder                     523,846      280,476     11/03/98        (602)
--------------------------------------------------------------------------------
                                                                         (3,019)
--------------------------------------------------------------------------------
To Sell:
German Mark                       354,769      214,688     12/15/98      (4,890)
--------------------------------------------------------------------------------
Total Unrealized Loss on Open
   Forward Foreign Currency
   Contracts                                                          $  (7,909)
================================================================================


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    39

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

6. Repurchase Agreements

The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

7. Futures Contracts

MFSTR has the ability to enter into futures contracts.

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. MFSTR enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices(futures contracts).

At October 31, 1998, MFSTR had no open futures contracts.

8. Lending of Portfolio Securities

The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities, high quality money market instruments or other securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary between 2% and 5% depending on the type of securities loaned. The custodian establishes and maintains the collateral in segregated accounts.

At October 31, 1998, the Portfolios had no securities on loan.


--------------------------------------------------------------------------------
40                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

9. Options Contracts

Premiums paid when put or call options are purchased by the Portfolios represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into a closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Porfolios purchase upon exercise will be increased by the premium originally paid.

At October 31, 1998, the Portfolios had no open purchased put or call option contracts.

When the Porfolios write a covered call or put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When the written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended October 31, 1998, the Portfolios did not write any options.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    41

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

10. Securities Traded on a To-Be-Announced Basis

The Portfolios may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At October 31, 1998, TBCMI held three TBA securities with a cost of $3,440,044.

11. Capital Shares

At October 31, 1998, the Fund had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an identical interest in that Portfolio with each share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

Transactions in shares of each Portfolio were as follows:

                                              Year Ended           Year Ended
                                           October 31, 1998     October 31, 1997
================================================================================
MFS Total Return Portfolio
Shares sold                                    10,257,417            6,821,186
Shares issued on reinvestment                   1,123,398              383,810
Shares redeemed                                  (125,704)            (230,566)
--------------------------------------------------------------------------------
Net Increase                                   11,255,111            6,974,430
================================================================================

TBC Managed Income Portfolio
Shares sold                                     2,314,924              710,326
Shares issued on reinvestment                     157,967               98,782
Shares redeemed                                  (283,065)            (184,846)
--------------------------------------------------------------------------------
Net Increase                                    2,189,826              624,262
================================================================================

SB Money Market Portfolio
Shares sold                                   456,432,130          199,654,882
Shares issued on reinvestment                   5,823,491            5,314,435
Shares redeemed                              (408,746,205)        (192,951,787)
--------------------------------------------------------------------------------
Net Increase                                   53,509,416           12,017,530
================================================================================


--------------------------------------------------------------------------------
42                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

12. Subsequent Event

On November 24, 1998, shareholders of the TBC Managed Income Portfolio of the Travelers Series Fund Inc. (the "Fund") approved a new management agreement between the Fund on behalf of the TBC Managed Income Portfolio and Travelers Asset Management International Corporation ("TAMIC").

Effective December 1, 1998, TAMIC will assume all of the duties previously performed by Travelers Investment Adviser, Inc., the TBC Managed Income Portfolio's manager, and The Boston Company Asset Management, Inc., the TBC Managed Income Portfolio's sub-adviser. Also, the Board of Directors of the Fund have voted to change the name of the Portfolio to the Travelers Managed Income Portfolio from the TBC Managed Income Portfolio to be effective on December 1, 1998, with the assumption by TAMIC of the management.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    43

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended October 31:

MFS Total Return Portfolio                    1998         1997         1996         1995        1994(1)
============================================================================================================
Net Asset Value, Beginning of Year          $  15.31     $  13.13     $  11.53     $   9.98     $  10.00
------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)                      0.32         0.38         0.33         0.45         0.13
  Net realized and unrealized gain (loss)       1.36         2.27         1.62         1.15        (0.15)
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             1.68         2.65         1.95         1.60        (0.02)
------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.28)       (0.29)       (0.27)       (0.05)          --
  Net realized gains                           (0.48)       (0.18)       (0.08)          --           --
------------------------------------------------------------------------------------------------------------
Total Distributions                            (0.76)       (0.47)       (0.35)       (0.05)          --
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $  16.23     $  15.31     $  13.13     $  11.53     $   9.98
------------------------------------------------------------------------------------------------------------
Total Return                                   10.94%       20.64%       17.16%       16.12%       (0.20)%++
------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $462,274     $263,585     $134,529     $ 49,363     $  8,504
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                                   0.84%        0.86%        0.91%        0.95%        0.93%+
  Net investment income                         3.32         3.54         3.82         4.40         3.51+
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          118%          99%         139%         104%          18%
============================================================================================================

(1) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(2) The Manager has waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager has reimbursed the Portfolio for $13,857 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and expense ratios would have been as follows:

                               Expense Ratios
                            Net Investment Income         Without Fee Waivers
                             Per Share Decreases           and Reimbursement
                             -------------------           -----------------
      1995                          $0.01                        1.06%
      1994                           0.06                        2.51+

++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
44                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended October 31:


TBC Managed Income Portfolio                  1998(1)      1997(1)      1996(1)       1995        1994(2)
============================================================================================================
Net Asset Value, Beginning of Year           $  11.55     $  11.06     $  11.16     $  10.04     $  10.00
------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income(3)                      0.72         0.63         0.65         0.61         0.21
   Net realized and unrealized gain (loss)      (0.06)        0.35        (0.14)        0.64        (0.17)
------------------------------------------------------------------------------------------------------------
Total Income From Operations                     0.66         0.98         0.51         1.25         0.04
------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                        (0.54)       (0.49)       (0.46)       (0.13)          --
   Net realized gains                           (0.02)          --        (0.15)          --           --
------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.56)       (0.49)       (0.61)       (0.13)          --
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $  11.65     $  11.55     $  11.06     $  11.16     $  10.04
------------------------------------------------------------------------------------------------------------
Total Return                                     5.71%        9.19%        4.61%       12.68%        0.40%++
------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $ 57,556     $ 31,779     $ 23,532     $ 11,279     $  3,840
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(3)                                   0.84%        0.87%        0.92%        0.92%        0.87%+
   Net investment income                         6.11         6.48         6.19         6.13         5.67+
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           327%         259%         255%         170%          42%
============================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(3) The Manager has waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager has reimbursed the Portfolio for $15,557 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                               Expense Ratios
                            Net Investment Income         Without Fee Waivers
                             Per Share Decreases           and Reimbursement
                             -------------------           -----------------
      1995                          $0.04                        1.29%
      1994                           0.07                        2.91+

++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    45

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended October 31:

Smith Barney Money Market Portfolio           1998         1997         1996         1995        1994(1)
============================================================================================================
Net Asset Value, Beginning of Year           $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
------------------------------------------------------------------------------------------------------------
   Net investment income(2)                     0.050        0.049        0.049        0.052        0.014
   Distributions from net
     investment income                         (0.050)      (0.049)      (0.049)      (0.052)      (0.014)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
------------------------------------------------------------------------------------------------------------
Total Return                                     5.11%        5.05%        5.05%        5.35%        1.46%++
------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $164,677     $111,168     $ 99,150     $ 37,487     $  5,278
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(2)                                   0.64%        0.65%        0.65%        0.65%        0.66%+
   Net investment income                         4.99         4.94         4.86         5.26         3.83+
============================================================================================================

(1) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(2) The Manager waived all or part of its fees for the years ended October 31, 1997, October 31, 1996 and October 31, 1995 and the period ended October 31, 1994. In addition, the Manager reimbursed the Portfolio for $15,423 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                               Expense Ratios
                            Net Investment Income         Without Fee Waivers
                             Per Share Decreases           and Reimbursement
                             -------------------           -----------------
      1997                          $0.000*                      0.67%
      1996                           0.001                       0.74
      1995                           0.003                       0.94
      1994                           0.005                       2.11+

*     Amount represents less than $0.001.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
46                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Travelers Series Fund Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the MFS Total Return, TBC Managed Income and Smith Barney Money Market Portfolios of Travelers Series Fund Inc. as of October 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from June 16, 1994 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Total Return, TBC Managed Income and Smith Barney Money Market Portfolios of Travelers Series Fund Inc. as of October 31, 1998, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period from June 16, 1994 to October 31, 1994, in conformity with generally accepted accounting principles.


                              /s/ KPMG Peat Marwick LLP


New York, New York
December 18, 1998


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    47

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Travelers Series Fund Inc. hereby designates for the fiscal year ended October 31, 1998:

      o     Long-term capital gain distribution paid:
            MFS Total Return Portfolio                          $7,709,725
            TBC Managed Income Portfolio                            73,786

      o A total of 32.86% of the ordinary dividends paid by the MFS Total Return Portfolio quality for the corporate dividends received deduction.

      o A total of 6.94% of the ordinary dividends paid by the TBC Managed Income Portfolio from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


--------------------------------------------------------------------------------
48                                            1998 Annual Report to Shareholders

                                                    SALOMON SMITH BARNEY
                                                    --------------------
                                                    A member of citigroup [LOGO]


Directors                                 Investment Managers

                                          Mutual Management Corp.
Victor K. Atkins                          Travelers Investment Adviser, Inc.
A.E. Cohen
Robert A. Frankel                         Custodian
Rainer Greeven
Susan M. Heilbron                         PNC Bank, N.A.
Heath B. McLendon, Chairman
                                          Annuity Administration

Officers                                  Travelers Annuity Investor Services
                                          5 State House Square
Heath B. McLendon                         1 Tower Square
President and                             Hartford, CT 06183
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer       This report is submitted for the
                                          general information of the
Phyllis Zahorodny                         shareholders of Travelers Series Fund
Vice President                            Inc. -- MFS Total Return, TBC Managed
                                          Income and Smith Barney Money Market
Irving P. David                           Portfolios. It is not authorized for
Controller                                distribution to prospective investors
                                          unless accompanied or preceded by a
Thomas M. Reynolds                        current Prospectus for the Portfolios
Controller                                which contains information concerning
                                          the Portfolios' investment policies
Christina T. Sydor                        and expenses as well as other
Secretary                                 pertinent information.

                                          Salomon Smith Barney is a service mark
                                          of Salomon Smith Barney Inc.

                                          Travelers Series Fund Inc.
                                          388 Greenwich Street, MF-2
                                          New York, New York 10013

                                          IN0253 12/98